                                             Nations Convertible
                                             Securities Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Equity Income Fund

                                             Nations Classic Value Fund

                                             Nations LargeCap Value Fund

                                             Nations Value Fund

                                             Nations MidCap Value Fund

                                             Nations Marsico
                                             Growth & Income Fund

                                             Nations Blue Chip Fund

                                             Nations Strategic
                                             Growth Fund

                                             Nations Capital Growth Fund

                                             Nations Aggressive
                                             Growth Fund

         STOCK FUNDS                         Nations Marsico
         --------------------------------    Focused Equities Fund
         Annual report for the year ended
          March 31, 2002                     Nations MidCap
                                             Growth Fund

                                             Nations Marsico 21st
                                             Century Fund

                                             Nations Small
                                             Company Fund

                                             Nations Financial
                                             Services Fund



                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser: Banc of America Advisors, LLC.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2002 marked a year of remarkable volatility, uncertainty and change in the markets. The tragic events of September 11, 2001 -- a terrorist attack of unspeakable magnitude -- shocked the United States and the world, sending markets worldwide into a short-term free fall. These events helped push the already fragile U.S. economy into recession for the first time after almost a decade of uninterrupted economic growth. The debacle of Enron and new concerns about corporate accounting also caused growing investor uncertainty.

                           To aid the sagging economy and begin the recovery process from recession, the Federal Reserve Board cut interest rates a record eight times during this reporting period, bringing them to their lowest level in nearly 40 years.

                           For the 12-month period, the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index(1) -- had modest, positive returns. Bond results for the same period, represented by the Lehman Aggregate Bond Index(2), were more muted than the prior 12-month period. Since the start of the year 2002, however, many economic indicators suggest we may be well along the path to recovery. The growth rate of the Gross Domestic Product, for example, increased from 1.7% for the fourth quarter of 2001 to 5.8% for first quarter of 2002, the fastest growth rate in more than two years.

                           OPPORTUNITIES ABOUND
                           One strongly advised investment approach, we believe, is to remain focused on long-term investment goals and not on short-term profits or losses. Investors who see the potential in "buying low" and "selling high" may also see the opportunities that a down or volatile market may present. In our view, now may be a good time to capture value by buying -- at a discount -- stocks or bonds of some of the most widely regarded companies. During these volatile times, buying small-, mid-cap and value prospects, in our view, may be an opportunity to acquire some respected companies at a discount, and corporate bonds appear particularly attractive as credit spreads relative to Treasuries narrow.

                           DIVERSIFICATION AND DISCIPLINE
                           These past two years could not have provided a more vivid example of the importance of having a diversified investment strategy. We believe that a carefully selected portfolio of stocks and bonds is a sensible way to reduce some of the risk associated with investing, particularly during uncertain times. It takes discipline to weather market uncertainty. It may be wise for you to meet with your investment professional to review your long-term financial goals, not just during volatile times, but on a more regular, disciplined basis.

---------------

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           While the U.S. economy suffered its first downturn in a decade, we look for more positive signs from economic indicators in the coming months, which may provide a favorable backdrop for longer-term equity returns. Interest rates seem to have stabilized, inflation is quiescent and manufacturing data is looking better. We remain cautious, however, realizing that a number of risks could impact the markets, such as the continued war on terrorism, escalating conflict within the Middle East or an increase in oil prices, which has historically been a major contributing factor to the state of global economic conditions.

                           We also continue to look for opportunities on the fixed-income side. With the improving economy, declining default rates and wider spreads, we believe high-yield and corporate bonds may look favorable.

                           INSIGHTS AND ANALYSIS
                           Please read through your annual report to see what your Nations Funds portfolio managers have to say about the markets, the economy and how your investment has fared over the past 12 months.

                           Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, just let us know. You can visit us online anytime at www.nationsfunds.com for the most current performance and other information about your fund.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA ADVISORS, LLC

                           March 31, 2002

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEWS
                                     PORTFOLIO COMMENTARY
                                     Nations Convertible Securities Fund                             7
                                     Nations Asset Allocation Fund                                  11
                                     Nations Equity Income Fund                                     17
                                     Nations Classic Value Fund                                     21
                                     Nations LargeCap Value Fund                                    26
                                     Nations Value Fund                                             31
                                     Nations MidCap Value Fund                                      36
                                     Nations Marsico Growth & Income Fund                           41
                                     Nations Blue Chip Fund                                         46
                                     Nations Strategic Growth Fund                                  52
                                     Nations Capital Growth Fund                                    57
                                     Nations Aggressive Growth Fund                                 62
                                     Nations Marsico Focused Equities Fund                          66
                                     Nations MidCap Growth Fund                                     71
                                     Nations Marsico 21st Century Fund                              76
                                     Nations Small Company Fund                                     81
                                     Nations Financial Services Fund                                85
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       90
                                     Statements of operations                                      138
                                     Statements of changes in net assets                           142
                                     Schedules of capital stock activity                           148
                                     Financial highlights                                          166
                                     Notes to financial statements                                 200
                                     Tax information                                               212
                                     Fund governance                                               213
                                     Statement of net assets -- Nations Master Investment Trust    216
                                       Nations Marsico Growth & Income Master Portfolio            216
                                       Nations Blue Chip Master Portfolio                          218
                                       Nations Marsico Focused Equities Master Portfolio           221
                                     Statement of operations                                       223
                                     Statement of changes in net assets                            224
                                     Financial highlights                                          225
                                     Notes to financial statements                                 226

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER AND INTERMEDIARY          research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS AND
                                  INVESTMENT PROFESSIONALS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD AND THE DALBAR
                                  KEY HONORS AWARD IN 2001.


                     [This page intentionally left blank.]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*
                           THE YEAR IN REVIEW
                           Over the past year, the U.S. economy suffered its first recession in more than a decade as well as the trauma of an unprecedented attack from terrorism. The ability of the U.S. financial markets to cope with these shocks demonstrates the resilience of our economic system.

                           While stock market performance varied by investment style and sector, most measures remained relatively flat or posted gains for the 12 months ended March 31, 2002. The Standard & Poor's 500 Composite Stock Price Index** remained essentially stable, with a total return of almost 0.2%. In contrast, gains by smaller companies pushed the total return of the Russell 2000 Index*** to nearly 14%.

                           Stock market performance across industry segments diverged widely over the past year. Anticipation of an economic recovery gave a sizable boost to basic material stocks, while investors also sought the safety of the consumer staples sector. Excess capacity, however, drove the share prices of many telecommunications service companies sharply lower.

                           The fixed-income markets faced pressure from rising long-term interest rates in early 2002, yet still managed to post a moderate return over the 12 months ending March 31, 2002. U.S. Treasury securities achieved a 3% return, as measured by the Lehman U.S. Treasury Index.+ Meanwhile, the Lehman Corporate Bond Index++ recorded a 5% gain.

                           After the longest expansion in U.S. history, the U.S. economy slipped into recession in March 2001, according to the Business Cycle Dating Committee of the National Bureau of Economic Research. The prior year's tightening of monetary policy, higher energy costs and the contraction in the stock market all acted to slow the economy, especially the "hard-hit" manufacturing sector. The September 11, 2001 terrorist attacks extended the downturn to other sectors, such as travel and tourism.

                           By historical standards, the past year's recession has been relatively short and mild. Real Gross Domestic Product (GDP) declined in only one quarter, the July through September 2001 period. Housing remained strong throughout the downturn and

---------------

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment- grade corporate fixed-rate debt issues with maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           consumer spending held up relatively well. However, corporate profits plunged and businesses slashed their capital spending budgets.

                           As 2001 drew to a close, forces were converging to produce an economic upswing in 2002. Eleven interest-rate cuts by the Federal Reserve Board (the "Fed") combined with tax cuts and increases in federal spending helped to refuel the U.S. economic engine. Meanwhile, businesses reacted quickly by bringing inventories in line with demand, and Americans displayed a remarkable ability to recover from last September's shock.

                           THE YEAR AHEAD
                           Recent economic statistics indicate that the recession has ended and an economic recovery has taken hold. With companies no longer able to fill sales with goods already on the shelf, production and real GDP turned sharply higher in the first quarter. Although significant risks persist, we believe the recovery should continue over the balance of 2002.

                           We also believe a gradual improvement in the job market, personal income gains and rising home equity values should support a further rise in consumer spending. Companies have been reluctant to increase their spending on technology products and other capital goods, but by the latter part of 2002 we believe many companies could grow more confident in a sustained economic recovery. Some improvement in operating margins and higher sales volumes, we feel, would allow profits to rebound over the next few quarters.

                           Favorable long-term productivity trends remain intact, which we believe should put the economy on track for expansion in 2002. We anticipate that the Fed will raise interest rates from today's extraordinarily low levels to keep inflation in check. However, even by year-end, interest rates may continue to be at moderate levels.

                           Looking ahead, investors may continue to face formidable risks that have recently been exacerbated by the worldwide war against terrorism and violence in the Middle East. Valuation levels also may remain a constraint. Yet, we believe that the fundamentals of the U.S. economy remain strong and the U.S. appears to be leading the rest of the world into recovery.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2002

ECONOMIC OVERVIEW

MARSICO CAPITAL MANAGEMENT, LLC
                           THE YEAR IN REVIEW
                           At Marsico Capital, we have always sought to assess the overall macroeconomic environment and reach assessments about the near- and longer-term investment outlook. That aspect of our investment process is critical; it helps us form a strategic backdrop for actual portfolio construction. Having said that, we readily acknowledge that it is difficult for us to recall a period of such immense uncertainty, particularly from an investment-focused perspective. We do not believe there is an apt historical precedent for what we are presently facing. In our view, there is no question that new risks have been introduced to the equity markets. These risks encompass economic, financial, political and military considerations. We wonder, for example, about the following possibilities: Will the cost of doing business (e.g., security, insurance) be permanently higher? How might that affect the overall future of corporate profits? Will an inevitable military build-up fundamentally re-shape our economy? How might increased defense spending, which in all likelihood spells the end of the "peace dividend" that resulted from the ending of the Cold War, affect corporate productivity? Investor psychology, which we believe always exerts an important, albeit non-quantifiable effect on stock pricing, had been severely tested well prior to the September 11, 2001 terrorist attacks, and -- more recently -- has been even further strained by the fallout from Enron's collapse.

                           The terrorist attacks and Enron collapse occurred at a precarious time for the U.S. economy (and many other economies throughout the world). U.S. corporate profits had been in a general state of decline for the past 18 months. Capital expenditures, which were a primary "driver" behind the robust economic growth that characterized the 1990s, had been severely curtailed by U.S. corporations. Many industries -- including technology and telecommunications -- were experiencing dramatic slowdowns in demand for their products and services and faced a glut of inventory. Stock prices had fallen dramatically from their "highs" achieved in early-2000. Unemployment claims had been rising, while various measures of consumer confidence were recording significant declines.

                           Still, acknowledging all of these concerns, we believe strongly that there are a compelling number of important, positive factors at work today that may augur well for equity investors. We are heartened by a recovery in stock prices that has taken place since September 11. We continue to believe that the combination of lower interest rates, constrained inflation, substantial fiscal stimulus and increasingly attractive equity valuations may provide a favorable backdrop for longer-term equity returns.

                           The Federal Reserve Board has eased monetary policy aggressively in the last year, both in the form of interest rate reductions and injections of considerable liquidity into the capital markets. We believe strongly that the sheer magnitude of the rate cuts could eventually exert a powerful and positive effect on overall economic activity. We note that many other central banks in other countries have also acted to reduce interest rates.

                           Inflation, as measured by the Consumer Price Index ("CPI"), continues to be constrained. In our view, real interest rates (i.e., the "spread" between long-term bond rates and inflation) remain too high. We think that interest rates have room to decline further.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           The worldwide downturn in stock markets over the past 18 months has unquestionably been painful. Here again, maintaining a long-term perspective is very important. We are seeing some evidence that excessive equity valuations that prevailed prior to early-to mid-2000 may have been "wrung out" by this decline. To be sure, there are a number of sectors and industries that in our view appear expensively priced in relation to their earnings outlooks. However, there are a growing number of areas that we think have become relatively attractive.

                           There are several other positive economic considerations that we think are important to reiterate. The performance of the U.S. banking system during September's highly turbulent environment merits praise. It underscored the vital point that a critical component of the U.S. financial system appears sound and is functioning well. Inventory corrections seem to be well underway in many sectors of the economy. Finally, and perhaps just as importantly, we would salute the measured, cooperative and effective response by the U.S. and many other countries throughout the world in the aftermath of the terrorist attacks.

                           As we have discussed previously, volatility has always been a central characteristic of equity markets. With the increased degree of globalization and sometimes instantaneous transmission of news and information to all corners of the world, accompanied now by increased uncertainty fueled by global terrorism and escalated military activities, we may well now be in an era when even higher levels of stock market fluctuations will prevail. While we have always sought to convey a message to shareholders that equity investments should be viewed as long-term in nature, we understand and appreciate how difficult it can be to "stay the course" during periods of such immense uncertainty. And yet, it is exactly this type of uncertainty that may eventually reward equity investors.

                           We continue to work diligently to evaluate the overall capital market environment and assess the Funds' holdings. Our investment teams have reviewed each Fund's investment posture carefully on a stock-by-stock basis. For now, we have concluded that, in general, a full-scale realignment of Fund holdings, and/or raising substantial cash positions would be unnecessary. Much of the Funds' investment emphases continue to be in sectors such as consumer-related, health care, financial services and aerospace/defense. While generalizing can sometimes be problematic, in fact many portfolios share some essential premises. One of those premises is that the next economic recovery may in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s.

                           THOMAS F. MARSICO
                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           MARSICO CAPITAL MANAGEMENT, LLC

                           March 31, 2002

NATIONS CONVERTIBLE SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Income Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide
investors with a total
investment return,
comprised of current
income and capital
appreciation, consistent
with prudent investment
risk.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Convertible
Securities Fund Investor A
Shares provided
shareholders with a total
return of 3.48%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Our philosophy is to try to create a somewhat conservative equity investment vehicle that has current income above the overall yield of stocks in general and includes some appreciation potential. Nations Convertible Securities Fund is designed to provide a moderate way of investing in convertible securities. We seek to maintain a portfolio of convertible securities that has balanced risk/reward characteristics. This means as individual issues rise in price, we replace them with other issues selling closer to par. We believe this tends to keep volatility dampened and the Fund's yield above the yields of the popular indices.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the twelve months ended March 31, 2002, Nations Convertible Securities Fund (Investor A Shares) was up 3.48%. This compared quite favorably to the Credit Suisse First Boston (CSFB) Convertible Securities Index,*** which returned -0.34%. The Fund's outperformance was due to overweighting the finance and energy sectors which benefited from the Federal Reserve Board's easing of interest rates.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           In the fourth quarter of 2001, we started to increase our weightings in the cyclical areas of the convertible market. We believed the economy was ready to show some cyclical rebound and our weightings in the technology, basic and capital goods sectors were increased. Higher oil and natural gas prices were expected during the period, so we also increased our energy holdings.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           The Fund was overweighted in the finance area, and banks and insurers had good returns in the financial sector over the last twelve months. ACE Ltd., a property and casualty insurance company was up over 22%, while Sovereign Bank Preferred was up 51%. Many technology issues had sharp rebounds after the events of

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Credit Suisse First Boston (CSFB) Convertible Securities Index is a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued

                           September 11, 2001, and for the year had good returns. Although they were not in the portfolio for the full twelve months, Affiliated Computer Services, Inc. had a 45% return and Symantec Corporation and Network Associates, Inc. had returns of 39% and 53%, respectively. In the capital goods area, many aerospace/defense issues had high returns. For example, L-3 Communications Holdings, Inc. had two convertibles outstanding, the first one rising over 50% in price and the second one over 20%. Lastly, the price of gold moved up in the basics sector, and the Agnico Eagle Mines Ltd. convertible appreciated over 30%.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The sector that underperformed the most last year was utilities. While Calpine Corporation was one of the best-performing holdings for the Fund during fiscal year 2001, this independent power producer sold sharply during the reporting period. This selloff was due to the bankrupt utility PG&E Company's threats to reject certain contracts with Calpine Corporation. Additionally, PG&E Company refused to pay past-due receivables. Calpine Corporation's financial troubles would be magnified later in the year with Enron Corporation's bankruptcy tainting many companies in the industry. Although we had several issues in this sector that were sold for losses, we continue to feel this is a viable industry. As the demand for power grows with the economy, we may revisit this area.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We continue to believe that convertibles may provide a defense against a market decline. This was borne out by the performance of the Fund which had a positive return of over 3% for the last twelve months versus a 0.16% return for the Standard & Poor's 500 Composite Stock Price Index.&&

                           We expect the economy to show growth in future quarters. As a result, we are exposing the portfolio to more cyclical issues while cutting back on defensive areas, such as the health care industry. We believe earnings and stock prices may advance over the coming year, and in that environment, convertible securities could show positive returns.

---------------

                           &&The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
 8

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.7%  Health services
 3.9%  Networking and telecommunications equipment
 4.0%  Medical devices and supplies
 4.1%  Aerospace and defense
 4.4%  Railroads, trucking and shipping
 4.8%  Computer services
 5.0%  Oilfield services
 5.3%  Commercial banking
 6.0%  Semiconductors
 9.8%  Insurance
49.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Motors Corporation              1.5%
                                                                            -------------------------------------------------
                                                                              2  Travelers Property Casualty
                                                                                 Corporation, Class A                    1.5%
                                                                            -------------------------------------------------
                                                                              3  Agilent Technologies, Inc., 3.000%
                                                                                 12/01/21                                1.3%
                                                                            -------------------------------------------------
                                                                              4  Sovereign Capital Trust II              1.3%
                                                                            -------------------------------------------------
                                                                              5  Northrop Grumman Corporation            1.2%
                                                                            -------------------------------------------------
                                                                              6  GTECH Holdings Corporation, 1.750%
                                                                                 12/15/21                                1.2%
                                                                            -------------------------------------------------
                                                                              7  Electro Scientific Industries, Inc.,
                                                                                 4.250% 12/21/06                         1.2%
                                                                            -------------------------------------------------
                                                                              8  Raytheon Company                        1.2%
                                                                            -------------------------------------------------
                                                                              9  L-3 Communications Holdings, Inc.,
                                                                                 4.000% 09/15/11                         1.2%
                                                                            -------------------------------------------------
                                                                             10  Apogent Technologies Inc., 2.250%
                                                                                 10/15/21                                1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CSFB CONVERTIBLE SECURITIES
                                                   SECURITIES FUND         SECURITIES FUND AVERAGE               INDEX
                                                 -------------------       -----------------------    ---------------------------
Mar. 31 1992                                           9425.00                    10000.00                      10000.00
1993                                                  11934.00                    11729.00                      12047.00
1994                                                  13358.00                    12497.00                      12923.00
1995                                                  13581.00                    12825.00                      13423.00
1996                                                  16984.00                    15674.00                      16604.00
1997                                                  19574.00                    17420.00                      17952.00
1998                                                  24871.00                    21967.00                      22597.00
1999                                                  25688.00                    21950.00                      23116.00
2000                                                  35805.00                    30870.00                      33713.00
2001                                                  32985.00                    26323.00                      27368.00
March 31 2002                                         34134.00                    26323.00                      27275.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CSFB CONVERTIBLE SECURITIES
                                                   SECURITIES FUND         SECURITIES FUND AVERAGE               INDEX
                                                 -------------------       -----------------------    ---------------------------
Mar. 31 1992                                          10000.00                    10000.00                      10000.00
1993                                                  12662.00                    11729.00                      12047.00
1994                                                  14173.00                    12497.00                      12923.00
1995                                                  14410.00                    12825.00                      13423.00
1996                                                  18020.00                    15674.00                      16604.00
1997                                                  20768.00                    17420.00                      17952.00
1998                                                  26388.00                    21967.00                      22597.00
1999                                                  27255.00                    21950.00                      23116.00
2000                                                  37989.00                    30870.00                      33713.00
2001                                                  34997.00                    26323.00                      27368.00
Mar. 31 2002                                          36216.00                    26323.00                      27275.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                            NAV**       MOP*
     10-YEAR
     (3/31/92 through
      3/31/02)              13.73%     13.06%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. Figures for the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities, include reinvestment of dividends. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                            INVESTOR A              INVESTOR B++              INVESTOR C
                                        PRIMARY A+      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                          5/21/99               9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         3.74%         3.48%       -2.48%       2.68%       -2.31%       2.66%       1.67%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   10.60%         9.94%        7.79%       9.12%        8.36%       9.14%       9.14%
5 YEARS                                   12.17%        11.76%       10.44%      11.19%       10.95%      11.12%      11.12%
10 YEARS                                  13.94%        13.73%       13.06%      13.44%       13.44%          --          --
SINCE INCEPTION                           13.73%        13.59%       13.13%      13.39%       13.39%      11.12%      11.12%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 10

NATIONS ASSET ALLOCATION FUND

GROWTH STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team and
the Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain
long-term growth from
capital appreciation, and
dividend and interest
income.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Asset Allocation
Fund Investor A Shares
provided shareholders with
a total return of
-0.05%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                            EFFECTIVE JANUARY 1, 2002, BANC OF AMERICA CAPITAL MANAGEMENT, LLC BECAME THE INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF NATIONS ASSET ALLOCATION FUND, REPLACING CHICAGO EQUITY PARTNERS, LLC. WHILE THE FUND'S INVESTMENT OBJECTIVE REMAINS THE SAME, THE INVESTMENT STYLE AND PHILOSOPHY FOR THE EQUITY PORTION OF THE FUND HAVE CHANGED AND ARE DISCUSSED BELOW. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR SUB-ADVISERS DURING THE PERIOD ARE REFLECTED IN THE FOLLOWING COMMENTARY.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           While managed by Chicago Equity Partners, LLC, the equity portion of the Fund remained neutral to the overall stock market in sector weightings and market capitalization and focused on individual stock selection. This risk controlled strategy was designed to provide the potential for the Fund to fully benefit from the market's advances despite major disparities in performance between sectors and the narrowness of the market. Within this discipline, securities were selected that the team believed displayed attractive valuations, while exhibiting positive momentum and solid earnings quality.

                           The current team employs a long-term,
                           large-capitalization growth strategy within the equity portion of the Fund. Securities are generally held in the equity portion of the Fund between a two- to four-year time horizon. We build the Fund by employing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select companies that we believe will grow faster and/or longer than consensus expectations. The Fund typically invests in companies that we believe are recognized leaders, have strong track records and possess key competitive advantages. Through our "top down" framework and the "bottom-up" stock selection, we create a portfolio of 60-80 securities in which we seek to control risk through diversification and quantitative techniques.

                           The fixed income portion of the Fund is generally composed of investment grade securities. The management of the fixed income portion is based on the belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET ALLOCATION FUND

GROWTH STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                           quantitative approach to sector allocation, sector rotation and relative value security selection.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations Asset Allocation Fund (Investor A Shares) returned -0.05% for the 12-month period ended March 31, 2002, while the Standard & Poor's 500 Composite Stock Price Index,*** returned 0.16% and the Lehman Aggregate Bond Fund Index& returned 5.35% for the same period.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           The fixed income portion of the Fund, despite the volatile markets, remained faithful to its strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets. This portion of the Fund was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           During the first quarter of 2002, the equity portion of the Fund transitioned from the previous investment style to the current style referenced above. The number of holdings in the Fund was reduced from approximately 150 down to 75 to 80. The reduction is intended to decrease turnover in the long term in the Fund and adopt a greater emphasis on large-capitalization stocks and industry leaders.

                           WHAT SECTORS AND SECURITIES PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           From the period of April 1, 2001 through December 31, 2001, stock selection in the consumer staples and consumer cyclicals sectors contributed the most to the Fund's performance. Within consumer staples, Whole Foods and Interstate Bakeries Corporation provided the best returns as both stocks provided better earnings prospects and lower valuations relative to their peers. Other top performers were retailers such as food and drug grocer Albertson's, consumer food product

---------------

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage- backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 12

NATIONS ASSET ALLOCATION FUND

GROWTH STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                           manufacturer's General Mills and Kellogg Company and tobacco manufacturer Philip Morris & Companies, Inc. Within the consumer cyclicals, Office Depot Inc., Best Buy Co., Inc., Autozone and Lowes Corporation provided the best returns.

                           Our strategic overweight to what we believe were high quality sectors helped the fixed income portion of the Fund's total return performance for the period. The Fund was invested in "AAA" rated commercial and agency residential mortgage-backed securities in lieu of U.S. Treasury notes. In addition, our willingness to increase our exposure to BBB and high yield corporate debt in December of 2001 also enhanced the Fund performance.

                           During the first quarter of 2002, trends in the telecommunication service industry continued to weaken, and associated stocks performed poorly, while healthcare stocks held up well as investors sought out a "safe haven" from the volatile market. The Fund's performance was aided by holding a smaller weighting in telecommunication stocks and by the strong performance of such healthcare stocks as Johnson & Johnson, Pharmacia Corporation and Baxter International Inc. In addition, consumer finance stocks Household International Inc. and MBNA Corporation as well as brokerage firms Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company boosted performance, as investors gained confidence in the strength of the pending economic recovery.

                           WHAT SECTORS AND SECURITIES PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           From the period of April 1, 2001 through December 31, 2001, lagging sectors were technology and healthcare. Technology stocks' strong performance in the fourth quarter was not enough to pull ahead for the year as a lack of capital spending and high valuations were the reasons for technology's underperformance. The biggest detractors in the technology sector were Ciena Corporation, Scientific-Atlanta Inc., PMC-Sierra Inc. and Oracle Corporation. Within healthcare, major drug companies were the largest detractors as competition and flat sales led to double-digit losses in Merck & Co., Inc., Schering-Plough Corporation and Bristol-Myers Squibb Company.

                           Technology stocks continued to be battered during the first quarter of the calendar year, as investors worried whether future earnings in the sector would be great enough to justify current valuations. Stocks such as Cisco Systems, Inc., International Business Machines Corporation, and Microsoft Corporation pulled Fund performance down. In addition, industrial conglomerate Tyco International and retailer Circuit City Stores -- Circuit City Group both traded sharply lower based on fears of weaker than expected near-term earnings as well as potential accounting concerns. Finally, the Fund's underexposure to traditional value sectors like basic materials and consumer staples hindered performance.

                           Our decision to maintain a sizeable investment in lower quality corporate debt in the third quarter of 2001 hindered the performance for the fixed income portion of the Fund. From the end of March 2001 until the middle of the summer, our corporate and high yield debt exposure enhanced the return of the Fund. As we moved into August, we believed the U.S. economy would narrowly miss a recession. Our expectations were for a flatter yield curve and a tightening of

NATIONS ASSET ALLOCATION FUND

GROWTH STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                           corporate yield spreads as the equity market improved in the face of better prospects for U.S. growth. Unfortunately, the events of September 11, 2001 caused a substantial rally in the U.S. Treasury market and, while the return of the Fund increased, the Fund did not perform as well as if it was more heavily weighted towards U.S. Treasury securities.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. Many signs, we feel, point to a better economic environment over the next twelve months. We believe the recession appears to have ended sometime in the first calendar quarter. Inflation remains tame, and economic growth appears to us to be accelerating. Inventory levels are low, while valuations in the equity market appear to us to be reasonable. These factors could contribute to better earnings growth that may be reflected by higher stock market valuations. Much of the "early cycle" stocks (chemicals, paper and forest products and metals) appear to have already completed the majority of their move. As we progress through the economic cycle, we feel the potential for increasing earnings could favor "mid- to late-cycle" stocks, which may bode well for the large-cap stocks held in the Fund. We believe the Fund is positioned to take advantage of this scenario through exposure to technology, financial services and select communications stocks.

                           Based upon our outlook for the fixed income portion of the Fund, we plan to maintain an overweighting to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will probably position the Fund for a flattening of the yield curve with the expectation that the Federal Reserve Board may increase short-term interest rates sometime in the next six to nine months.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.9%  Investment services
 3.0%  Telecommunications services
 3.1%  Diversified manufacturing
 3.4%  Computers and office equipment
 3.8%  U.S. Treasury notes
 3.8%  Department and discount stores
 4.1%  Integrated oil
 4.2%  Consumer credit and mortgages
 6.3%  Pharmaceuticals
14.3%  Federal National Mortgage Association (FNMA) Certificates
51.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    4.3%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    3.0%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   2.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Notes, 6.250% 02/15/03    2.3%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                2.0%
                                                                            -------------------------------------------------
                                                                              6  Pfizer Inc.                             2.0%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    2.0%
                                                                            -------------------------------------------------
                                                                              8  Exxon Mobil Corporation                 1.9%
                                                                            -------------------------------------------------
                                                                              9  Citigroup Inc.                          1.8%
                                                                            -------------------------------------------------
                                                                             10  Wal-Mart Stores, Inc.                   1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                         ALLOCATION FUND             AVERAGE               500 INDEX              BOND INDEX
                                         ---------------      ---------------------    -----------------       ----------------
Jan. 18 1994                                  9425.00               10000.00                10000.00               10000.00
1994                                          9295.00                9621.00                 9955.00                9579.00
1995                                         11795.00               12080.00                13691.00               11348.00
1996                                         13643.00               13759.00                16833.00               11760.00
1997                                         16558.00               16425.00                22447.00               12895.00
1998                                         20050.00               18634.00                28867.00               14016.00
1999                                         22278.00               20236.00                34938.00               13901.00
2000                                         22111.00               20542.00                31758.00               15517.00
2001                                         20658.00               19640.00                27985.00               16827.00
Mar. 31 2002                                 20495.00               19646.00                28039.00               16842.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                         ALLOCATION FUND             AVERAGE               500 INDEX              BOND INDEX
                                         ---------------      ---------------------    -----------------       ----------------
Jan. 18 1994                                 10000.00               10000.00                10000.00               10000.00
1994                                          9862.00                9621.00                 9955.00                9579.00
1995                                         12515.00               12080.00                13691.00               11348.00
1996                                         14475.00               13759.00                16833.00               11760.00
1997                                         17568.00               16425.00                22447.00               12895.00
1998                                         21273.00               18634.00                28867.00               14016.00
1999                                         23637.00               20236.00                34938.00               13901.00
2000                                         23460.00               20542.00                31758.00               15517.00
2001                                         21918.00               19640.00                27985.00               16827.00
Mar. 31 2002                                 21745.00               19646.00                28039.00               16842.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  SINCE INCEPTION                                               NAV**       MOP*

                  (1/18/94 through 3/31/02)                                     9.94%      9.15%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury securities, U.S. government agency securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/02)

                                                       INVESTOR A                INVESTOR B++                INVESTOR C
                                  PRIMARY A+       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     5/21/99               1/18/94                   7/15/98                    11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   0.26%         -0.05%       -5.79%       -0.77%       -5.67%        -0.78%       -1.76%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              0.47%         -0.17%       -2.13%       -0.93%       -1.82%        -0.94%       -0.94%
5 YEARS                              8.70%          8.28%        7.01%        7.70%        7.40%         7.51%        7.51%
SINCE INCEPTION                     10.20%          9.94%        9.15%        9.58%        9.58%         7.36%        7.36%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS EQUITY INCOME FUND

INCOME STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Income Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks current
income and growth of
capital by investing in
companies with
above-average dividend
yields.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Equity Income Fund
Investor A Shares provided
shareholders with a total
return of 6.53%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS EQUITY INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                           Nations Equity Income Fund's style and philosophy are based on the premise that stock prices are more volatile than business fundamentals and that active security selection improves performance over time. We also believe that proprietary research is a critical component of investment success and that opportunities are uncovered by a constant search for new information. In addition, we believe that the reward for assuming risk varies over time. As a result, in our view, dynamic risk management increases consistency.

                           Within this framework, the Fund's style is a fundamental approach in which the management team seeks superior returns by investing in sound, proven businesses that are statistically inexpensive relative to our estimate of their intrinsic value, typically due to investor indifference or unpopularity. This approach also encompasses a long-term view of equity investing with its potential long-term rewards.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Equity Income Fund (Investor A Shares) significantly outperformed its benchmark, returning 6.53%, compared with 0.16% for the Standard & Poor's 500 Composite Stock Price Index.***

                           The Fund was overweight in the consumer staples, finance, and health care sectors during the period. These sectors benefited from resilient consumer spending and the Federal Reserve Boards' (the Fed) aggressive easing of interest rates during the period of economic downturn.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           The defensive positioning of the Fund helped minimize losses indirectly resulting from the tragedy of September 11, 2001. During the months that followed, we began increasing our holdings in the more cyclical areas of the market in anticipation of a gradual economic recovery. These sectors included aerospace and defense as well as information technology.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EQUITY INCOME FUND

INCOME STRATEGIES TEAM COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Our holdings in the consumer staples, finance, capital goods and health care sectors contributed most favorably to the Fund's performance during the last 12 months. In the consumer staple area, the top performers were International Flavors & Fragrances Inc., which gained more than 61%, and Fortune Brands, Inc., which returned more than 47% for the period. In the finance sector, SouthTrust Corporation was up more than 18%. Healthcare's Johnson & Johnson was up more than 50%. Many of the Fund's defense stocks had sharp gains after September 11, 2001. These include Lockheed Martin Corporation, up 23% and General Dynamics Corporation, up 15%.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The biggest setback for the Fund during the past 12 months was due to the overweighting in the utilities sector and resulting indirect exposure to "Enronitis." Enron Corporation's bankruptcy tainted many companies in the industry, and the sector lost about 5.39% for the period. The utilities sector, however, has staged a strong comeback recently, and was the best performing sector in March 2002. We also favor the sector because of the attractive yields it provides and the investment-grade credit quality it generally maintains.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In a recent monetary policy report to Congress, the Fed's chairman Alan Greenspan said, "Increasing signs have emerged that some of the forces that have been restraining the economy over the past year are starting to diminish and that activity is beginning to firm." While we are optimistic for the overall economic growth prospects for the coming year, great emphasis will be placed on tangible corporate profits, strong balance sheets and a balance between the level of market valuations and strength of the economic recovery. We will continue the Fund's neutral market allocation for most sectors and invest in solid companies for their total return potential.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS EQUITY INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 4.0%  Real Estate Investment Trusts (REITs)
 4.0%  Pharmaceuticals
 4.1%  Computers and office equipment
 4.4%  Household products
 4.4%  Electric power -- Non nuclear
 4.8%  Commercial banking
 6.5%  Software
 6.7%  Aerospace and defense
 7.7%  Integrated oil
 7.8%  Semiconductors
45.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.5%
                                                                            -------------------------------------------------
                                                                              2  International Business Machines
                                                                                 Corporation                             3.4%
                                                                            -------------------------------------------------
                                                                              3  Fortune Brands, Inc.                    3.1%
                                                                            -------------------------------------------------
                                                                              4  Linear Technology Corporation           3.0%
                                                                            -------------------------------------------------
                                                                              5  Exxon Mobil Corporation                 2.9%
                                                                            -------------------------------------------------
                                                                              6  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 2.9%
                                                                            -------------------------------------------------
                                                                              7  Analog Devices, Inc.                    2.6%
                                                                            -------------------------------------------------
                                                                              8  ChevronTexaco Corporation               2.6%
                                                                            -------------------------------------------------
                                                                              9  SouthTrust Corporation                  2.3%
                                                                            -------------------------------------------------
                                                                             10  Unocal Corporation                      2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS EQUITY INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                             STANDARD & POOR'S 500     LIPPER EQUITY INCOME FUNDS
                                              NATIONS EQUITY INCOME FUND             INDEX                      AVERAGE
                                              --------------------------     ---------------------     --------------------------
Mar. 31 1992                                            9425.00                    10000.00                     10000.00
1993                                                   10973.00                    11521.00                     11656.00
1994                                                   11266.00                    11689.00                     11995.00
1995                                                   12564.00                    13506.00                     13337.00
1996                                                   15588.00                    17837.00                     16845.00
1997                                                   17973.00                    21372.00                     19342.00
1998                                                   24609.00                    31622.00                     26562.00
1999                                                   22232.00                    37469.00                     26769.00
2000                                                   23180.00                    44188.00                     27960.00
2001                                                   18603.00                    34612.00                     28332.00
Mar. 31 2002                                           19817.00                    34668.00                     29250.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                             STANDARD & POOR'S 500     LIPPER EQUITY INCOME FUNDS
                                              NATIONS EQUITY INCOME FUND             INDEX                      AVERAGE
                                              --------------------------     ---------------------     --------------------------
Mar. 31 1992                                           10000.00                    10000.00                     10000.00
1993                                                   11642.00                    11521.00                     11656.00
1994                                                   11953.00                    11689.00                     11995.00
1995                                                   13331.00                    13506.00                     13337.00
1996                                                   16539.00                    17837.00                     16845.00
1997                                                   19070.00                    21372.00                     19342.00
1998                                                   26110.00                    31622.00                     26562.00
1999                                                   23588.00                    37469.00                     26769.00
2000                                                   24594.00                    44188.00                     27960.00
2001                                                   19738.00                    34612.00                     28332.00
Mar. 31 2002                                           21026.00                    34668.00                     29250.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**        MOP*
     (3/31/92 through
      3/31/02)              7.72%       7.08%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Equity Income Fund over the last 10 years. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         4/11/91                    4/16/91                    6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       6.85%         6.53%        0.42%        5.85%        0.87%        5.77%        4.77%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -3.58%        -3.76%       -5.64%       -4.46%       -5.31%       -4.48%       -4.48%
5 YEARS                                  2.19%         1.97%        0.77%        1.24%        0.97%        1.32%        1.32%
10 YEARS                                 7.98%         7.72%        7.08%           --           --           --           --
SINCE INCEPTION                          8.51%         8.22%        7.64%        6.28%        6.28%        7.10%        7.10%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 20

NATIONS CLASSIC VALUE FUND

INVESTMENT COMMITTEE COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners, L.P.,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies believed to be
undervalued.

PERFORMANCE REVIEW
For the period from the
Fund's inception on April
16, 2001 through March 31,
2002, Nations Classic
Value Fund Investor A
Shares provided
shareholders with a
cumulative total return of
22.00%.**
                           IN THE FOLLOWING INTERVIEW, THE INVESTMENT COMMITTEE SHARES ITS VIEWS ON NATIONS CLASSIC VALUE FUND'S PERFORMANCE SINCE THE FUND'S INCEPTION THROUGH MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Classic Value Fund is managed using a Graham-and-Dodd value discipline to select equities in the U.S., typically within the large- and mid-cap market segments. We search for U.S. stocks that are trading (often for irrational reasons) at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase such stocks, we plan to hold them for three to five years to allow them to achieve their intrinsic value.

                           Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our sector and industry weightings. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from their long-term value, a margin of safety against price declines is created -- thus reducing risk while providing the opportunity for capital appreciation.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED SINCE ITS INCEPTION?

                           Nations Classic Value Fund (Investor A Shares) delivered solid gains during the period. While the Russell 1000 Value Index*** gained 4.38% during the period, the Fund advanced 22.00%.

                           A number of factors contributed to a tenuous investment environment in the U.S. during the period, including:

                           - mixed reports regarding economic strength
                           - evidence of declining corporate profits
                           - weak consumer confidence and
                           - eroding investor sentiment following the terrorist
                             attacks

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Brandes Investment Partners, L.P.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CLASSIC VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           Evidence of economic strengthening bolstered investor confidence and lifted share prices in the first quarter of 2002. The Russell 1000 Value Index gained 4.1% in the first quarter. On several occasions in 2001, the Federal Reserve Board's (the Fed) lowered interest rates with the hope of reviving the U.S. economy. But for the most part, interest rate cuts failed to show significant signs of reversing the slumping economy or reversing declines among stocks until the first quarter.

                           Reports released late in the first calendar quarter suggested the economy was indeed recovering. In fact, the U. S. economy wriggled out of recession -- as defined by two consecutive quarters of declining gross domestic product (GDP). While GDP contracted at an annual rate of 1.3% in the third quarter of 2001, the final revision indicated fourth quarter GDP grew at an annualized rate of 1.7%. In addition, retail sales and industrial output showed strength. In February, new home sales rose 5.3% and U.S. consumer confidence climbed to its highest levels since August 2001. As a result, expectations for additional Fed easing diminished. In fact, following the Fed's Open Market Committee meeting late in the quarter, expectations grew for a Fed rate hike.

                           In this uneven environment, many value stocks again showed their mettle. For the most part, the stocks in the portfolio showed greater resilience than the benchmark. We believe that continued strict adherence to our investment philosophy created a margin of safety in the portfolio, which insulated shareholders in a tumultuous environment and created an opportunity for gains during an otherwise difficult period.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           We made no adjustments to the Fund in the wake of the terrorist attacks in the U.S. that preceded a sharp pullback among share prices worldwide. While the attacks that triggered the "sell-off" in late September 2001 were far different than the events we have seen trigger crises in the past, we feel the resulting investor behavior was virtually identical. Since the inception of our firm in 1974, we have witnessed various crises -- both economic and political, including assassinations, recessions, natural disasters, and war -- and the pattern of behavior and market direction have been remarkably similar.

                           Generally, we viewed the decline in stock prices as a buying opportunity. Our approach to managing the Fund did not change at all since the terrorist attacks. As always, we remain focused on evaluating the strengths of existing holdings and comparing current holdings to new opportunities. We continue to seek to manage portfolios in our clients' long-term best interests and remain poised to act on opportunities where we believe stock prices have fallen below the underlying value of sound businesses.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?&

                           Favorable gains were evident across a broad cross section of holdings including positions in the following industries: insurance, aerospace and defense, multi-line retail, chemicals, electric utilities, and auto components. Among the best-performing holdings in these areas were Dillards Department Stores, Inc., Boeing

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 22

NATIONS CLASSIC VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           Company, Xerox Corporation, American Greetings Corporation, Lear Corporation and Micron Technology.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?

                           The greatest negative influences on Fund returns during the period were issue-specific declines for holdings in the communications equipment, pharmaceuticals, and diversified telecom services industries. Examples of weak-performing holdings include Avaya Inc., Schering-Plough Corporation, Sprint Corporation and Verizon Communications Inc.

                           Although returns for these stocks fell in the quarter, we continue to believe these holdings generally possess sound fundamentals or traits that may contribute to long-term gains. Reflecting our conviction, we took advantage of weaker prices in the period to add to each of the companies cited above. The Fund retains its largest industry exposure in the diversified telecom services area.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           As a "bottom-up" manager, we do not make any "top-down" projections for the U.S. economy, interest rates, or individual industries. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied in the U.S., our investment process continues to uncover what we believe are promising opportunities.

                           During the period, the continued application of our company-specific research and analysis dictated slight changes in the complexion of the Fund. We trimmed exposure on a company-by-company basis within the food products industry and increased our weighting through stock-specific purchases in the diversified telecom services and electric utilities industries. The fundamental strengths of Fund holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as the U.S. stock market evolves to more accurately reflect companies' underlying values.

NATIONS CLASSIC VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.4%  Chemicals - Specialty
 3.8%  Automotive
 4.4%  Electric power - Non nuclear
 4.5%  Chemicals - Basic
 4.8%  Networking and telecommunications equipment
 5.5%  Tobacco
 6.2%  Pharmaceuticals
 8.0%  Computers and office equipment
10.5%  Insurance
11.3%  Telecommunications services
37.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Verizon Communications Inc.             3.8%
                                                                            -------------------------------------------------
                                                                              2  SBC Communications Inc.                 3.8%
                                                                            -------------------------------------------------
                                                                              3  Schering-Plough Corporation             3.3%
                                                                            -------------------------------------------------
                                                                              4  Allstate Corporation                    3.1%
                                                                            -------------------------------------------------
                                                                              5  Xerox Corporation                       2.9%
                                                                            -------------------------------------------------
                                                                              6  Merck & Company, Inc.                   2.9%
                                                                            -------------------------------------------------
                                                                              7  Exelon Corporation                      2.9%
                                                                            -------------------------------------------------
                                                                              8  McDonald's Corporation                  2.8%
                                                                            -------------------------------------------------
                                                                              9  Boeing Company                          2.7%
                                                                            -------------------------------------------------
                                                                             10  Motorola, Inc.                          2.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CLASSIC VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                               NATIONS CLASSIC VALUE FUND
                                                         AT MOP                RUSSELL 1000 VALUE        LIPPER MULTI-CAP VALUE
                                               --------------------------      ------------------        ----------------------
Apr. 16 2001                                             9425.00                    10000.00                    10000.00
                                                        10132.00                     9998.00                    10022.00
                                                         9708.00                     8903.00                     8778.00
                                                        10926.00                     9559.00                     9746.00
Mar. 31 2002                                            11499.00                     9950.00                    10002.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                               NATIONS CLASSIC VALUE FUND
                                                         AT NAV                RUSSELL 1000 VALUE        LIPPER MULTI-CAP VALUE
                                               --------------------------      ------------------        ----------------------
Apr. 16 2001                                            10000.00                    10000.00                    10000.00
                                                        10750.00                     9998.00                    10022.00
                                                        10300.00                     8903.00                     8778.00
                                                        11593.00                     9559.00                     9746.00
Mar. 31 2002                                            12200.00                     9950.00                    10002.00


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (4/16/01 through
      3/31/02)              22.00%     14.99%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Classic Value Fund from the inception of the share class. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              4/16/01             4/16/01                  4/16/01                  4/16/01
-------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                              22.21%        22.00%      14.99%      21.08%      16.08%       21.08%      20.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital with
income as a secondary
consideration.

PERFORMANCE REVIEW
For the period from the
Fund's inception on
November 20, 2001 through
March 31, 2002, Nations
LargeCap Value Fund
Investor A Shares provided
shareholders with a
cumulative total return of
7.03%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP VALUE FUND'S PERFORMANCE SINCE ITS INCEPTION ON NOVEMBER 20, 2001 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                           The investment philosophy of Nations LargeCap Value Fund is based on our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED SINCE ITS INCEPTION?

                           In the few months since the Fund's inception, U.S. investors sustained a series of significant political and economic blows. Recession, the aftereffects of terrorism, and war, combined with the collapse of the country's seventh largest company amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the fiscal year came to a close, the country and the economy appeared to be gaining strength.

                           Following the events of September 11, 2001 and after a brief market downturn, many sectors staged impressive rallies. Within the transportation sector alone -- one of the best performing sectors after September 11, 2001 -- several important trends took shape. Airline stocks rose as investors came to the conclusion that the industry would ultimately survive the terrorist attacks. Auto companies -- particularly General Motors Corporation, one of the portfolio's core holdings -- advanced as sales incentives resulted in a wave of car buying. And railroad companies, bolstered by recent cost-cutting and restructuring moves, moved higher on expectations of an economic recovery. Oil stocks also moved higher on expectations of an economic recovery, apparent compliance within OPEC on production quotas, and increased tensions in the Middle East. Technology and telecommunications, however, continued to suffer, as the excesses of the "dot.com" bubble continued to be unwound.

                           Value stock indices once again outperformed growth stock indices, as many investors continued to favor companies with tangible earnings and attractive valuations. In this environment, the Russell 1000 Value Index,*** the Fund's

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 26

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           benchmark, returned 5.90% versus 0.89% for the Standard & Poor's 500 Composite Stock Price Index& for the period November 30, 2001 through March 31, 2002. By comparison, Nations LargeCap Value Fund (Investor A Shares) advanced 7.03% for the same period, outperforming both the benchmark and the overall market.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?&&

                           Relative to the benchmark, the Fund benefited from our overweighted position in the transportation and manufacturing sectors, an underweighting in the telecommunications sector and favorable stock picking in the consumer discretionary, producer durables, transportation and technology sectors.

                           Positive contributions to performance came from a number of transportation stocks, many of which had become deeply undervalued after the events of September 11th. Our investment in AMR Corporation (the parent company of American Airlines) was based on our assessment that airline stocks were oversold after the terrorist attacks and that the strongest carriers would be able to stay in business. General Motors Corporation, which we briefly mentioned above, rebounded after
                           September 11, 2001 on restructuring initiatives, attractive financing offers and continued strength in consumer spending. Auto-supplier Lear Corporation also contributed to performance, as auto manufacturers boosted their production schedules.

                           Other contributors to the Fund's performance were our holdings in producer durables companies such as United Technologies Corporation and Raytheon Company, which both gained on expectations of increased defense spending and economic recovery. United Technologies Corporation suffered (we felt unduly) after the September 11th terrorist attacks, as investors worried over the impact on the firm's commercial aerospace division.

                           Another positive was our underweighting in the telecommunications sector, which was based on our expectation that the sector's excess supply will continue to put pressure on pricing, despite evidence of an economic upturn. Simply stated, while stock price declines have led to attractive valuations in the sector, we believe that the fundamentals have not yet shown signs of bottoming.

                           We had some strong performers in the consumer discretionary sector, as our fundamental research helped us capture sizable gains in Carnival Corporation and Circuit City Stores -- Circuit City Group. We felt that Carnival Corporation, a global cruise and leisure company, was deeply undervalued after September 11, 2001, given its balance sheet and ability to keep its cruise ships filled at reasonable prices. Our analysis on Circuit City
                           Stores -- Circuit City Group suggested that the market was "mis-valuing" the company's retailing division, when one subtracted out the value of the firm's other businesses. Needing only marginal improvement in the core consumer electronics business (which we felt was attainable) to make the

---------------

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LARGECAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           investment successful, the company met and even exceeded our expectations -- and the stock appreciated more than 100% in a relatively short time-frame.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?

                           One of the Fund's challenges was in the energy sector. Despite selecting stocks which, as a whole, significantly outperformed the benchmark's energy holdings, the fact that we overweighted the sector meant that we had less of the Fund's assets in some of the better-performing sectors.

                           In the period since the Fund's inception, non oil-related energy companies have tread water as a weaker economy and milder weather have reduced the demand for energy. We have confidence in our weighting in this sector, however. Energy prices have risen recently and we expect this trend to grow more positive given increased economic activity in the U.S. and disciplined supply management from OPEC.

                           In addition, the Fund's performance was modestly held back by the performance of our financial holdings, which, despite some strong performers, lagged the benchmark's holdings. Disappointments included FleetBoston Financial Corp., which was undermined by its exposure to Argentina and by weakness in its capital markets businesses. The company has recently refocused its energies, however, on its core banking businesses, and we think this move will improve the company's operating performance going forward.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In the quarter ended March 31, 2002, value stock indices, once again outperformed growth stock indices, as many investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Fund's holdings benefited from expectations of an economic recovery, we remain cautious in our outlook.

                           We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, and accounting worries and corporate bankruptcies continue to create uncertainty, and while inventories are being replenished, true demand and profit growth remain unimpressive.

                           We believe our stock selection and positioning in sectors such as producer durables, transportation, technology, telecommunications, manufacturing and consumer discretionary benefited the Fund since its inception, enabling it to outperform the benchmark and the overall market.

                           As we look ahead, any shift in the Fund's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation have led us to become less enthusiastic about cyclically oriented sectors and we are currently finding value in other sectors of the market. As a result, shareholders may witness the Fund's sector and individual stock weightings shifting moderately as we seek new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process -- fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

NATIONS LARGECAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.9%  Electric Power - Non-nuclear
 2.9%  Paper and forest products
 3.0%  Specialty stores
 3.1%  Tobacco
 3.1%  Semiconductors
 4.5%  Aerospace and defense
 5.8%  Investment services
 5.9%  Insurance
 9.6%  Integrated oil
12.5%  Commercial banking
46.7%  Other

Portfolio holdings were current
as of March 31, 2002, are
subject to change and may not be
representative of current holdings.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 4.3%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          3.4%
                                                                            -------------------------------------------------
                                                                              3  US Bancorp                              3.2%
                                                                            -------------------------------------------------
                                                                              4  Philip Morris Companies Inc.            3.1%
                                                                            -------------------------------------------------
                                                                              5  Raytheon Company                        2.9%
                                                                            -------------------------------------------------
                                                                              6  Honeywell International Inc.            2.9%
                                                                            -------------------------------------------------
                                                                              7  FleetBoston Financial Corporation       2.8%
                                                                            -------------------------------------------------
                                                                              8  Comcast Corporation, Class A            2.8%
                                                                            -------------------------------------------------
                                                                              9  Merrill Lynch & Company, Inc.           2.7%
                                                                            -------------------------------------------------
                                                                             10  Verizon Communications Inc.             2.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS LARGECAP VALUE                                  LIPPER MULTI-CAP VALUE
                                                          FUND              RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Nov. 21 2001                                             9425.00                    10000.00                    10000.00
                                                         9669.00                    10236.00                    10263.00
2002                                                     9509.00                    10157.00                    10147.00
                                                         9537.00                    10173.00                    10063.00
Mar. 31 2002                                            10088.00                    10665.00                    10532.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS LARGECAP VALUE                                  LIPPER MULTI-CAP VALUE
                                                          FUND              RUSSELL 1000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Nov. 21 2001                                            10000.00                    10000.00                    10000.00
                                                        10259.00                    10236.00                    10263.00
2002                                                    10089.00                    10157.00                    10147.00
                                                        10119.00                    10173.00                    10063.00
Mar. 31 2002                                            10703.00                    10665.00                    10532.00


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/20/01 through
      3/31/02)              7.03%      0.87%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Value Fund from the inception of the share class. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              11/20/01            11/20/01                11/20/01                 11/20/01
-------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                               7.08%         7.03%       0.87%       6.74%       1.74%        6.74%       5.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 30

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to be
undervalued.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Value Fund
Investor A Shares provided
shareholders with a total
return of 5.33%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                           In August 2001, new members were added to the team. With these new members came a shift in the investment style and process that embodies a deeper value style than was previously utilized for Nations Value Fund. The investment process seeks stock selection that emphasizes attractive valuation and moderately lower volatility when compared with broad market tendencies. We believe this change could benefit shareholders, as it more clearly defines the portfolio's style. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. Recession, terrorism and war, combined with the collapse of the country's seventh largest company amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the year came to a close, the country and the economy appeared to be gaining strength.

                           Cyclical sectors -- such as materials and producer durables as well as consumer-oriented sectors such as consumer discretionaries and consumer staples -- advanced strongly in the period, as the market began discounting an economic rebound. Meanwhile, energy demand, undermined by a weak economy and mild weather, collapsed, sending energy and utility stocks lower. Technology and telecommunications continued to suffer, particularly as the excesses of the "dot.com" world continued to be exposed.

                           Value stock indices once again outperformed growth stock indices, as many investors continued to favor companies with tangible earnings and attractive valuations. In this environment, the Russell 1000 Value Index,*** the Fund's

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           benchmark, returned 4.38% versus 0.16% for the Standard & Poor's 500 Composite Stock Price Index.& By comparison, Nations Value Fund (Investor A Shares) advanced 5.33%, outperforming both its the benchmark and the broader market.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Relative to the benchmark, the Fund benefited from overweightings in the consumer staples and transportation sectors, underweightings in the telecommunications sector and favorable stock picking in the producer durables and technology sectors.

                           Positive contributions to performance came from transportation stocks, many of which dropped sharply after the events of September 11, 2001. Our investment in AMR Corporation (the parent company of American Airlines) was based on the assessment that airline stocks were oversold after the terrorist attacks and that the strongest carriers would be able to stay in business. General Motors Corporation, another holding in the transportation sector, rebounded after September 11, 2001 on restructuring initiatives, attractive financing offers and continued strength in consumer spending.

                           Also posting strong performance after September 11, 2001 were our holdings in United Technologies Corporation and General Dynamics Corporation, which both gained on expectations of increased defense spending and economic recovery. United Technologies Corporation had suffered after the fall terrorist attacks, as investors worried over the impact on the firm's commercial aerospace division.

                           In the consumer staples sector, the Fund benefited from its holdings in tobacco companies such as Philip Morris Companies Inc. and UST Inc. (up 16% and 37% respectively), whose stable returns proved highly desirable in an environment of economic and accounting-related uncertainties.

                           We had some strong performers in the consumer discretionary sector, as our fundamental research helped us capture sizable gains in Carnival Corporation and Circuit City Stores -- Circuit City Group. We felt that Carnival Corporation, a global cruise and leisure company, was deeply undervalued after September 11, 2001, given its balance sheet and ability to keep its cruise ships filled at reasonable prices. Our analysis on Circuit City
                           Stores -- Circuit City Group suggested that the market was "mis-valuing" the company's retailing division, when one subtracted out the value of the firm's other businesses. Needing only marginal improvement in the core consumer electronics business (which we felt was attainable) to make the investment successful, the company met and even exceeded our expectations -- and the stock appreciated more than 100% in a relatively short time frame.

                           Another positive was our underweighting in the telecommunications sector, which was based on our expectation that the sector's excess supply will continue to put pressure on pricing, despite evidence of an economic upturn. Simply stated, while stock price declines have led to more attractive valuations in the sector, we believe that the fundamentals have not yet shown signs of bottoming.

---------------

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 32

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           One of the Fund's challenges was in the energy sector. Despite selecting stocks which, on the whole, outperformed the benchmark's energy holdings, our overweighting in this sector kept us from investing more in better-performing sectors. Energy companies have underperformed due to a weaker economy and milder weather reducing the demand for energy. We have confidence in our weighting in this sector. However, prices have risen recently, and we expect this trend may grow more positively, given increased economic activity in the U.S. and disciplined supply management from OPEC.

                           In addition, the Fund's performance was moderately held back by the performance of our financial and consumer discretionary holdings, which, despite some strong performers, lagged the benchmark's holdings. Disappointments included FleetBoston Financial Corp., which was undermined by its exposure to Argentina and by weakness in its capital markets businesses. The company has recently refocused its energies, however, on its core banking businesses, and we think this move will improve the company's operating performance going forward.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In the quarter ended March 31, 2002, value stock indices once again outperformed growth stock indices, as many investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Fund's holdings have benefited from expectations of an economic recovery, we remain cautious in our outlook.

                           We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, and accounting worries and corporate bankruptcies continue to create uncertainty. While inventories are being replenished, true demand and profit growth remain unimpressive.

                           Our stock selection and positioning in sectors such as producer durables, transportation, technology, telecommunications, multi-industry manufacturing and consumer staples have benefited the Fund, enabling us to outperform the benchmark.

                           As we look ahead, any shift in the Fund's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation have led us to become less enthusiastic about cyclically oriented sectors. We are currently finding value in other sectors of the market. As a result, shareholders may witness the Fund's sector and individual stock weightings shift moderately as we seek new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process which include fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.9%  Diversified manufacturing
 3.0%  Paper and forest products
 3.1%  Specialty stores
 4.3%  Consumer credit and mortgages
 4.7%  Tobacco
 4.7%  Investment services
 4.9%  Insurance
 5.0%  Aerospace and defense
 9.6%  Integrated oil
12.1%  Commercial banking
45.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 4.4%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          3.4%
                                                                            -------------------------------------------------
                                                                              3  US Bancorp                              3.3%
                                                                            -------------------------------------------------
                                                                              4  Philip Morris Companies Inc.            3.1%
                                                                            -------------------------------------------------
                                                                              5  Honeywell International Inc.            2.9%
                                                                            -------------------------------------------------
                                                                              6  Raytheon Company                        2.8%
                                                                            -------------------------------------------------
                                                                              7  Merrill Lynch & Company, Inc.           2.7%
                                                                            -------------------------------------------------
                                                                              8  Verizon Communications Inc.             2.5%
                                                                            -------------------------------------------------
                                                                              9  Comcast Corporation, Special Class A    2.4%
                                                                            -------------------------------------------------
                                                                             10  AMR Corporation                         2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                              LIPPER LARGECAP VALUE                           RUSSELL 1000 VALUE
                                        NATIONS VALUE FUND        FUNDS AVERAGE             S&P 500                 INDEX
                                        ------------------    ---------------------         -------           ------------------
Mar. 31|1992                                  9425.00               10000.00                10000.00               10000.00
1993                                         10516.00               11453.00                11521.00               12313.00
1994                                         11348.00               11923.00                11689.00               12794.00
1995                                         12340.00               13261.00                13506.00               14235.00
1996                                         16092.00               17232.00                17837.00               19002.00
1997                                         18957.00               20217.00                21372.00               22436.00
1998                                         26202.00               28089.00                31622.00               33019.00
1999                                         27238.00               28923.00                37469.00               34683.00
2000                                         27111.00               30818.00                44188.00               36882.00
2001                                         26491.00               30833.00                34612.00               36982.00
Mar. 31|2002                                 27905.00               31262.00                34668.00               38602.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                              LIPPER LARGECAP VALUE                           RUSSELL 1000 VALUE
                                        NATIONS VALUE FUND        FUNDS AVERAGE             S&P 500                 INDEX
                                        ------------------    ---------------------         -------           ------------------
Mar. 31, 1992                                10000.00               10000.00                10000.00               10000.00
1993                                         11158.00               11453.00                11521.00               12313.00
1994                                         12040.00               11923.00                11689.00               12794.00
1995                                         13093.00               13261.00                13506.00               14235.00
1996                                         17074.00               17232.00                17837.00               19002.00
1997                                         20113.00               20217.00                21372.00               22436.00
1998                                         27800.00               28089.00                31622.00               33019.00
1999                                         28900.00               28923.00                37469.00               34683.00
2000                                         28765.00               30818.00                44188.00               36882.00
2001                                         28107.00               30833.00                34612.00               36982.00
Mar. 31, 2002                                29607.00               31262.00                34668.00               38602.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/92 through
      3/31/02)              11.47%     10.81%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's 500 Index. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              9/19/89             12/6/89                  6/7/93                   6/17/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            5.64%         5.33%      -0.76%       4.66%      -0.14%        4.58%       3.62%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       1.12%         0.81%      -1.16%       0.07%      -0.58%        0.09%       0.09%
5 YEARS                                       8.33%         8.04%       6.77%       7.24%       7.05%        7.35%       7.35%
10 YEARS                                     11.73%        11.47%      10.81%          --          --           --          --
SINCE INCEPTION                              11.71%        11.67%      11.14%      10.91%      10.91%       11.25%      11.25%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital with
income as a secondary
consideration.

PERFORMANCE REVIEW
For the period from the
Fund's inception on
November 20, 2001 through
March 31, 2002, Nations
MidCap Value Fund Investor
A Shares provided
shareholders with a
cumulative total return of
13.37%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE SINCE THE FUND'S INCEPTION THROUGH MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment philosophy of Nations MidCap Value Fund is based on our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED SINCE ITS INCEPTION?

                           In the months since the inception of the Fund, U.S. investors sustained a series of significant political and economic blows. Recession, the aftereffects of terrorism, and war, combined with the collapse of the country's seventh largest company amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the fiscal year came to a close, the country and the economy appeared to be gaining strength.

                           Cyclical sectors, such as materials and producer durables as well as consumer-oriented sectors such as consumer discretionary and consumer staples, performed well in the months between the Fund's inception and March 31, 2002, as the market began discounting an economic rebound. Generally, midcap energy stocks also performed well on expectations of an economic recovery, apparent compliance within OPEC on oil production quotas and in spite of renewed tensions in the Middle East. With respect to mid-capitalization stocks, only two sectors posted negative returns since the Fund's inception, healthcare and technology. Healthcare, traditionally a defensive sector, lagged as investors opted for more cyclically oriented companies. Technology suffered as the dot.com and information-technology spending bubbles continues to be unwound.

                           Generally, value stocks once again outperformed growth shares, as many investors continued to favor companies with tangible earnings and attractive valuations. In this environment, we are pleased to report that Nations MidCap Value Fund (Investor A Shares) advanced 13.37% since its inception, outperforming the Fund's

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 36

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           benchmark, the Russell Midcap Value Index,*** which returned 12.76% for the same period.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?&

                           The Fund's outperformance versus its benchmark was the result of superior stock selection in most of the Fund's sectors. These sectors included consumer discretionary, consumer staples, energy, financials, manufacturing and producer durables sectors.

                           Our holdings in the producer durables sector (which also includes defense and aerospace companies) performed particularly well as many investors sought out both economically sensitive and defense-related companies. Both of these trends benefited our position in Rockwell Collins, Inc., a leading provider of aviation communications and electronics equipment with exposure to both military and commercial markets. Also contributing to performance was our position in Pentair, Inc., a diversified manufacturer of tools, enclosures and water control products, which advanced on expectations of cost savings from restructuring and increased demand from an economic recovery. Other manufacturing stocks also performed well, including positions in the paper and building-products firm Georgia-Pacific Corporation, and Brunswick Corporation, a leisure-products company whose products range from billiard tables to powerboats.

                           In the financial sector (which represents roughly 23% of the Fund and 27% of the benchmark), Federal Reserve Board interest rate cuts helped credit-sensitive banks which were facing reduced demand for loans and declining credit quality. Bank holdings in the Fund included City National, which serves a niche market in California, Comerica, Inc., a midwest-based pure commercial lender and Zions Bancorporation. Zions's loan portfolio has better than average credit quality and is experiencing good growth in its markets which are primarily in western and northwestern states.

                           The Fund had some strong performers in the consumer discretionary sector as well, as our fundamental research helped us capture sizable gains in Carnival Corporation and Circuit City Stores -- Circuit City Group. We felt that Carnival Corporation, a global cruise and leisure company, was deeply undervalued after September 11, 2001, given its balance sheet and ability to keep its cruiseships filled at reasonable prices. Our analysis on Circuit City Store -- Circuit City Group suggested that the market was "mis-valuing" the company's retailing division, when one subtracted out the value of the firm's other businesses. Needing only marginal improvement in the core consumer electronics business (which we felt was attainable) to make the investment successful, the company met and even exceeded our expectations -- and the stock appreciated more than 100% in a relatively short time frame.

---------------

                           ***The Russell MidCap Value Index is an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE SINCE ITS INCEPTION?

                           The Fund's biggest challenge in the period since its inception came in the technology sector, where, despite what we believed were some attractive valuations and promising fundamentals, market conditions continued to be volatile. An example of a company that we like in the sector, despite its volatility, is Symbol Technologies, Inc. which manufacturers wireless communication and scanning devices that have applications in a number of areas including inventory management, retail sales and healthcare services. Most notably, Wal-Mart Stores, Inc. is currently using Symbol's technology to improve productivity and cut costs as it attempts to take on traditional supermarkets. We think Symbol's technologies will be adopted in a number of industries as companies look for ways to cut costs and improve margins.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In the quarter ended March 31, 2002, value stocks once again generally outperformed growth stocks as investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Fund's holdings have benefited from expectations of an economic recovery, we remain cautious in our outlook.

                           We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, accounting worries and corporate bankruptcies continue to create uncertainty, and while inventories are being replenished, true demand and profit growth remain unimpressive.

                           We believe our stock selection and positioning in sectors such as consumer discretionary, consumer staples, financials, energy, producer durables, transportation and multi-industry manufacturing have benefited the Fund since its inception, enabling us to outperform the benchmark and the overall market.

                           As we look ahead, any shift in the Fund's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation has led us to become less enthusiastic about cyclically oriented sectors and we are currently finding value in other sectors of the market. As a result, shareholders may witness the Fund's sector and individual stock weightings shifting moderately as we find new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process -- fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.7%  Paper and forest products
 3.9%  Specialty stores
 4.2%  Semiconductors
 4.2%  Metals and mining
 4.3%  Diversified electronics
 4.4%  Insurance
 4.5%  Aerospace and defense
 5.1%  Integrated oil
 5.9%  Lodging and recreation
 8.3%  Commercial banking
51.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Harris Corporation                      3.0%
                                                                            -------------------------------------------------
                                                                              2  Raytheon Company                        2.7%
                                                                            -------------------------------------------------
                                                                              3  Comerica Inc.                           2.4%
                                                                            -------------------------------------------------
                                                                              4  Sovereign Bancorp, Inc.                 2.4%
                                                                            -------------------------------------------------
                                                                              5  Tektronix, Inc.                         2.2%
                                                                            -------------------------------------------------
                                                                              6  AptarGroup, Inc.                        2.2%
                                                                            -------------------------------------------------
                                                                              7  CSX Corporation                         2.2%
                                                                            -------------------------------------------------
                                                                              8  Marathon Oil Corporation                2.1%
                                                                            -------------------------------------------------
                                                                              9  Masco Corporation                       2.1%
                                                                            -------------------------------------------------
                                                                             10  Kellogg Company                         2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                           LIPPER MID-CAP VALUE FUNDS     RUSSELL MIDCAP VALUE
                                               NATIONS MIDCAP VALUE FUND            AVERAGE                       INDEX
                                               -------------------------   --------------------------     --------------------
Nov. 20|2001                                            9425.00                     10000.00                    10000.00
                                                        9987.00                     10456.00                    10415.00
                                                       10015.00                     10453.00                    10520.00
                                                       10034.00                     10509.00                    10691.00
Mar. 31|2002                                           10685.00                     11125.00                    11237.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                           LIPPER MID-CAP VALUE FUNDS     RUSSELL MIDCAP VALUE
                                               NATIONS MIDCAP VALUE FUND            AVERAGE                       INDEX
                                               -------------------------   --------------------------     --------------------
Nov. 20|2001                                           10000.00                     10000.00                    10000.00
                                                       10596.00                     10456.00                    10415.00
                                                       10626.00                     10453.00                    10520.00
                                                       10646.00                     10509.00                    10691.00
Mar. 31|2002                                           11337.00                     11125.00                    11237.00


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/20/01 through
      3/31/02)              13.37%     6.85%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. Figures for the Russell MidCap Value Index, an unmanaged index which measures the performance of those Russell MidCap companies with lower price-to-book ratios and forecasted growth values, include reinvestment of dividends. The stocks are also members of the Russell 1000 Value Index. Funds in the Lipper Mid-Cap Value Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                             PRIMARY A         INVESTOR A              INVESTOR B               INVESTOR C
                                                            NAV**       MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               11/20/01           11/20/01                11/20/01                 11/20/01
-------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                               13.63%        13.37%      6.85%      13.14%       8.14%       13.10%      12.10%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 40

NATIONS MARSICO

GROWTH & INCOME FUND

PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO MANAGEMENT
Thomas F. Marsico is the
Portfolio Manager of
Nations Marsico Growth &
Income Fund and Chief
Executive Officer of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital with a
limited emphasis on
income.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Marsico Growth &
Income Fund Investor A
Shares provided
shareholders with a total
return of -1.01%.**
                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO GROWTH & INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund seeks long-term growth of capital with a limited emphasis on income. The Fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the Fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. We seek investments in companies with strong brand franchises, improving financial returns and a global presence.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the 12-month period ended March 31, 2002, Nations Marsico Growth & Income Fund (Investor A Shares) decreased 1.01%. This return compares to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),*** the Fund's primary benchmark, which was up 0.16%.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. Over the course of my entire career managing money, the past twelve months unquestionably ranks as one of the most challenging, complex periods for investing that I have experienced. In reflecting upon the year and studying the Fund's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Fund's performance.

                           Following September 11, 2001, we continued to work diligently to evaluate the overall capital market environment and assess the Fund's holdings. Our investment team reviewed the Fund's investment posture carefully on a stock-by-stock basis. We concluded that, in general, a full-scale realignment of Fund holdings and/or raising substantial cash positions after the terrorist attacks was unnecessary. Much of the Fund's investment emphases were on consumer-related, health care, financial services and aerospace and defense. These were areas of investment that we felt were appropriate in the market environment in the latter part of the year. One of

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

GROWTH & INCOME FUND

PORTFOLIO MANAGER COMMENTARY continued

                           our investment premises is that the next economic recovery will in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing, housing, financial services and healthcare companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Over the 12 months ended March 31, 2002, stocks in the consumer discretionary and financial services sectors aided the Fund. Industries within these sectors that contributed to this performance were automobiles, leisure, retailing and diversified financials. Selected industrial stocks also aided performance. The top performing stocks over the course of the fiscal year were General Dynamics Corporation, Tenet Healthcare Corporation, USA Education Inc., Lockheed Martin Corporation, UnitedHealth Group Inc., Tiffany & Company, Wal-Mart Stores, Inc., Siebel Systems, Inc., Bayerische Motoren Werke (BMW) AG and Home Depot, Inc. The Fund was also aided by its underweight in the information technology sector.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Over the 12 months ended March 31, 2002, factors that detracted from performance were primarily disappointing performance of stocks in the consumer staples, energy and utility sectors. Industries within these sectors that demonstrated the greatest underperformance were oil service, power generation, pharmaceuticals and media. The poorest performing stocks over the course of the fiscal year were Calpine Corporation, Boeing Company, Qualcomm, Genentech, Merck & Company, Smith International, Priority Healthcare, Comcast Corporation, AOL Time Warner Inc. and Washington Mutual, Inc.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We begin the new fiscal year with a dual sense of reflection and renewal. We were stunned by the sheer horror of the September 11, 2001 terrorist attacks. We were alarmed by the extensive fallout from the collapse of Enron. From an investment perspective, while we understood the urgent need to sort through and ascertain the possible implications stemming from these issues, it quickly became apparent that arriving at definitive conclusions would be enormously difficult. Much of what was being experienced -- politically, economically and financially -- was without historical precedent.

                           As we move into 2002, however, we are finding reasons to feel increasingly more optimistic about the general outlook for equities. Some of the rampant uncertainty that prevailed in the aftermath of the terrorist attacks -- including the possibility of more attacks, additional anthrax outbreaks, the specific nature of the U.S. response to the attacks and the reaction of the capital markets -- seems to have diminished. There is some evidence that the U.S. economy may be starting to improve. The

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 42

NATIONS MARSICO

GROWTH & INCOME FUND

PORTFOLIO MANAGER COMMENTARY continued

                           corporate profit outlook is exhibiting signs of recovering. From a geopolitical perspective, too, there have been some encouraging developments. The allied coalition against terrorism was formed quickly and effectively, has held together well, and appears to have made considerable progress in its campaign against terrorism.

                           To be sure, there are offsets to these positively inclined comments. There is no role for complacency right now. The exact timing and magnitude of a U.S. economic recovery is unclear. The bulk of the "bad news" in terms of corporate earnings may be behind us, but we believe future profit warnings and/or disappointments will almost certainly occur. From a global perspective, too, the ledger is mixed. While the situation in Afghanistan appears considerably better than in September 2001 in terms of terrorist operations and facilities being either eradicated or controlled, there is ample cause for concern elsewhere in the world. Violence has flared anew in the Middle East. Tension between India and Pakistan appears to be potentially quite serious. Japan's economy continues to struggle.

                           However, we believe there are a number of factors at work that create the potential for improved equity returns. In our opinion, ingredients for an improved U.S. economic outlook clearly exist. We believe the resiliency of stock prices in a variety of areas -- including consumer discretionary, consumer staples, select health care and financial services -- could demonstrate that good, long-term investment opportunities are available for investors. From a macroeconomic perspective, our view is that there are a number of encouraging factors that create a favorable backdrop for equity markets. Interest rates remain low. Inflation, as measured by the Consumer Price Index, continues to be quiescent and may, in fact, decelerate in the future. Claims for unemployment assistance recently have stabilized. Manufacturing activity seems to have improved recently, while inventory corrections appear well underway in many sectors. Consumer confidence has improved. While many people undoubtedly have experienced losses in their equity portfolios, we believe the "wealth effect" remains very much an important underlying aspect of the U.S. economy. Consumer spending -- supported by low interest rates, incentives such as "0% financing" on automobiles and rising house prices -- continues to hold up well. Valuations in many sectors and industries appear increasingly attractive to us. While we readily acknowledge that there continue to be abundant crosscurrents in the economy to contend with, as well as geopolitical risk, on balance we think the overall macroeconomic outlook is quite good.

NATIONS MARSICO
GROWTH & INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 4.5%  Medical devices and supplies
 4.6%  Beverages
 4.6%  Department and discount stores
 5.1%  Commercial banking
 5.8%  Investment services
 7.8%  Aerospace and defense
 7.9%  Automotive
 8.5%  Consumer credit and mortgages
10.4%  Specialty stores
11.3%  Health services
29.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  USA Education Inc.                      5.4%
                                                                            -------------------------------------------------
                                                                              2  Tenet Healthcare Corporation            5.2%
                                                                            -------------------------------------------------
                                                                              3  UnitedHealth Group Inc.                 5.0%
                                                                            -------------------------------------------------
                                                                              4  Lockheed Martin Corporation             4.0%
                                                                            -------------------------------------------------
                                                                              5  Home Depot, Inc.                        3.9%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          3.9%
                                                                            -------------------------------------------------
                                                                              7  General Dynamics Corporation            3.5%
                                                                            -------------------------------------------------
                                                                              8  Lehman Brothers Holdings Inc.           3.4%
                                                                            -------------------------------------------------
                                                                              9  Bayerische Motoren Werke (BMW) AG       3.4%
                                                                            -------------------------------------------------
                                                                             10  Johnson & Johnson                       3.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO
GROWTH & INCOME FUND
PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN GRAPH]

                                                NATIONS MARISCO GROWTH &      LIPPER LARGE-CAP CORE
                                                       INCOME FUND                    INDEX                   S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Dec. 31|1997                                             9425.00                    10000.00                    10000.00
                                                        12330.00                    12165.00                    11771.00
1998                                                    13065.00                    13761.00                    12858.00
                                                        14899.00                    15348.00                    14451.00
1999                                                    19874.00                    18720.00                    15564.00
                                                        18613.00                    18821.00                    15498.00
2000                                                    16800.00                    17421.00                    14148.00
                                                        14701.00                    15978.00                    13202.00
2001                                                    13480.00                    15023.00                    12468.00
Mar. 31|2002                                            14042.00                    14970.00                    12491.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN GRAPH]

                                                NATIONS MARISCO GROWTH &      LIPPER LARGE-CAP CORE
                                                       INCOME FUND                    INDEX                   S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Dec. 31|1997                                            10000.00                    10000.00                    10000.00
                                                        13082.00                    12165.00                    11771.00
1998                                                    13862.00                    13761.00                    12858.00
                                                        15808.00                    15348.00                    14451.00
1999                                                    21086.00                    18720.00                    15564.00
                                                        19749.00                    18821.00                    15498.00
2000                                                    17825.00                    17421.00                    14148.00
                                                        15598.00                    15978.00                    13202.00
2001                                                    14302.00                    15023.00                    12468.00
Mar. 31|2002                                            14899.00                    14970.00                    12491.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/02)              9.84%      8.32%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth & Income Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                             PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                            NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               12/31/97            12/31/97                12/31/97                 12/31/97
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            -0.80%        -1.01%      -6.72%      -1.79%      -6.70%       -1.78%      -2.77%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        0.10%        -0.14%      -2.09%      -0.90%      -1.89%       -0.87%      -0.87%
SINCE INCEPTION                                9.97%         9.84%       8.32%       9.08%       8.73%        9.12%       9.12%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS BLUE CHIP FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to achieve
long-term capital
appreciation through
investments in blue chip
stocks.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Blue Chip Fund
Investor A Shares provided
shareholders with a total
return of -3.36%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS BLUE CHIP FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                            EFFECTIVE JANUARY 1, 2002, BANC OF AMERICA CAPITAL MANAGEMENT, LLC BECAME THE INVESTMENT SUB-ADVISER FOR NATIONS BLUE CHIP FUND, REPLACING CHICAGO EQUITY PARTNERS, LLC. WHILE THE FUND'S INVESTMENT OBJECTIVE REMAINS THE SAME, THE PRINCIPAL INVESTMENT STYLE AND PHILOSOPHY HAVE CHANGED AND ARE DISCUSSED BELOW. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR PORTFOLIO MANAGERS DURING THE PERIOD ARE REFLECTED IN THE FOLLOWING COMMENTARY.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           While managed by Chicago Equity Partners, LLC, the Fund remained neutral to the overall stock market in sector weightings and market capitalization and focused on individual stock selection. This risk controlled strategy was designed to provide the potential for the Fund to fully benefit from the market's advances despite major disparities in performance between sectors and the narrowness of the market. Within this discipline, securities were selected that displayed attractive valuations, while exhibiting positive momentum and solid earnings quality.

                           As referenced above, Banc of America Capital
                           Management, LLC became the Fund's sub-adviser on January 1, 2002, and the investment approach was changed. Nations Blue Chip Fund employs a long-term, large-capitalization growth strategy. Securities are generally held in the Fund between a two- to four-year time horizon. We employ a quantitative analysis through our "top-down" and "bottom-up" stock selection. Through this framework, we create a portfolio of 60-80 securities in which we seek to control risk through diversification and monitor the risk through quantitative techniques. This is an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes -- for example, the aging of the U.S. population, globalization and innovation. We then combine fundamental and quantitative research analysis to select companies that we believe will grow faster and/or longer than consensus expectations. We typically invest in companies that we believe have favorable long-term growth potential, competitive advantages and sensible business strategies.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           From the period April 1, 2001 through December 31, 2001, Nations Blue Chip Fund (Investor A Shares) lagged its benchmark and returned -2.34% versus -0.03%

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 46

NATIONS BLUE CHIP FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).*** Most of the underperformance came in the fourth quarter of 2001, as markets reacted to the uncertainty following the events of September 11, 2001. The markets' lack of direction since that fateful day proved to be a challenging investing environment. Although we remained confident that the companies we purchased held good expectations at reasonable prices and may be rewarded over the long-term, the S&P 500 Index suffered a 126.74 point loss -- its second-worst single-week loss ever. Even though the S&P 500 Index recovered slightly less than half of these losses during the following weeklong recovery, it still was the worst recorded quarter since the crash of 1987.

                           Under Banc of America Capital Management, LLC, the new investment sub-adviser, the Fund returned -1.04% versus the benchmark S&P 500 Index return of 0.19% for the first quarter of 2002. The best performing sectors in the S&P 500 Index during the quarter included those historically favored by "value" managers -- for instance, heavy industrials, consumer cyclicals, consumer staples and transportation. These sectors performed the best, as the U.S. economy emerged from a shallow recession and entered into an economic recovery. On the other hand, more aggressive sectors such as technology and telecommunications performed poorly, as investors had trouble justifying valuations in the face of uncertain near term earnings prospects. The Fund's lack of representation in many of the "value" sectors, as well as the poor performance of a few large holdings, was primarily responsible for the relative underperformance during the quarter.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           For the first three quarters of the reporting period, volatility remained high based on the S&P 500 Index, as 20.56% of the trading days saw an increase of 1% or more, when historically the average has been 12.9%. Also, 21.77% of trading days saw decreases of 1% or more, which also is well above the historical average of 10.9%. Given the market volatility, the team increased the number of stocks held in the portfolio from 180 to 200 over the nine months.

                           During the first quarter of 2002, the Fund was transitioned from the previous investment style to the current style referenced above. Specifically, the team was involved in reducing the number of securities from the 150 range to roughly 75-80, decreasing the level of turnover, in the long term, previously experienced in the Fund, and adopting a greater emphasis on large capitalization stocks and industry leaders. The prior investment adviser relied heavily on a quantitative strategy, whereas the team now seeks to own stocks with strong fundamentals and sustainable competitive advantages.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           The best-performing sectors from the period April 1, 2001 through December 31, 2001, were the consumer staples and the consumer cyclical sectors. Both benefited from strong spending by the consumer as well as investors' appetite for companies

---------------

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS BLUE CHIP FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           with predicable earnings. Consumer staples stocks, which composed 8% of the Fund through December 31 2001, performed well given investors' desire for defensive stocks or companies less susceptible to recessions and weak economic environments. The best performers were retailers such as food and drug/grocery store Albertson's, consumer food product manufacturer's General Mills, Inc. and Kellogg Company and tobacco manufacturer Philip Morris Companies, Inc. Within the consumer cyclicals sector, which composed 14% of the Fund through December 31, 2001, Office Depot, Best Buy Company, Autozone and Lowe's Companies provided the best returns.

                           During the first quarter of 2002, trends in the telecommunication service industry continued to weaken, and associated stocks performed poorly, while healthcare stocks held up well as investors sought out a "safe haven" from the volatile market. The Fund's performance was aided by holding a smaller than index weighting in telecommunication stocks and by the strong performance of such healthcare stocks as Johnson & Johnson, Pharmacia Corporation and Baxter International Inc. In addition, consumer finance stocks, such as Household International, Inc. and MBNA Corporation, as well as brokerage firms Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, boosted performance as investors gained confidence in the strength of the pending economic recovery.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The lagging sectors during the first three quarters of the fiscal year were technology and healthcare. The strong performance of technology stocks in the fourth quarter was not enough to salvage performance. The biggest detractors in the technology sector were Ciena Corp., Scientific-Atlanta Inc., PMC-Sierra Inc. and Oracle Corporation. Within the healthcare sector, major drug companies were the largest detractors as expiring patents, competition and flat sales led to double-digit losses in Merck & Company, Inc., Schering-Plough Corporation and Bristol-Myers Squibb Corporation.

                           Technology stocks were battered during the first quarter of 2002 as investors worried whether future earnings in the sector would be great enough to justify current valuations. Stocks such as Cisco Systems, Inc., International Business Machines Corporation, and Microsoft Corporation were a drag on the Fund's performance. In addition, industrial conglomerate Tyco International and retailer Circuit City Stores -- Circuit City Group both traded sharply lower based on fears of weaker than expected near term earnings as well as potential accounting issues. Finally, the Fund's underexposure to traditional value sectors, such as basic materials and energy hindered performance.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. In our opinion, most signs point to a better economic environment over the next twelve months. The recession appears to have ended sometime in the first calendar quarter. Inflation remains tame and economic growth appears to be accelerating. Inventory levels are low and valuations in the equity market appear reasonable. These factors could contribute to better earnings growth that could be reflected in higher stock market valuations. Much of the "early cycle" stocks (chemicals, paper & forest products and metals) appear to have already had the majority of their move. As we move later in the

NATIONS BLUE CHIP FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           economic cycle, we feel the potential for increasing earnings should favor mid- to late-cycle stocks which could be positive for large cap portfolios. We believe the Fund is positioned to take advantage of this scenario through increasing exposure to technology, financial services and communications stocks.

NATIONS BLUE CHIP FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 3.7%  Specialty stores
 3.9%  Commercial banking
 4.5%  Software
 4.5%  Diversified manufacturing
 5.3%  Computers and office equipment
 5.5%  Medical devices and supplies
 6.3%  Department and discount stores
 6.3%  Consumer credit and mortgages
 6.4%  Integrated oil
10.0%  Pharmaceuticals
43.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.8%
                                                                            -------------------------------------------------
                                                                              2  Pfizer Inc.                             3.4%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                3.3%
                                                                            -------------------------------------------------
                                                                              4  Exxon Mobil Corporation                 2.9%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.9%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.8%
                                                                            -------------------------------------------------
                                                                              7  International Business Machines
                                                                                 Corporation                             2.7%
                                                                            -------------------------------------------------
                                                                              8  Johnson & Johnson                       2.5%
                                                                            -------------------------------------------------
                                                                              9  Home Depot, Inc.                        2.0%
                                                                            -------------------------------------------------
                                                                             10  USA Education Inc.                      2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BLUE CHIP FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                              LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                 NATIONS BLUE CHIP FUND           FUNDS AVERAGE                   INDEX
                                                 ----------------------       ---------------------       ---------------------
Jan. 13 1994                                             9425.00                    10000.00                    10000.00
12/94                                                    9487.00                     9687.00                     9993.00
12/95                                                   12882.00                    12799.00                    13744.00
12/96                                                   15942.00                    15435.00                    16898.00
12/97                                                   21155.00                    19795.00                    22534.00
12/98                                                   27049.00                    24813.00                    28981.00
12/99                                                   32773.00                    29937.00                    35077.00
12/00                                                   29731.00                    32619.00                    31885.00
12/01                                                   25019.00                    28127.00                    28097.00
Mar. 31 2002                                            24757.00                    28029.00                    28151.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                              LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                 NATIONS BLUE CHIP FUND           FUNDS AVERAGE                   INDEX
                                                 ----------------------       ---------------------       ---------------------
Jan. 13 1994                                            10000.00                    10000.00                    10000.00
12/94                                                   10066.00                     9687.00                     9993.00
12/95                                                   13668.00                    12799.00                    13744.00
12/96                                                   16915.00                    15435.00                    16898.00
12/97                                                   22446.00                    19795.00                    22534.00
12/98                                                   28699.00                    24813.00                    28981.00
12/99                                                   34772.00                    29937.00                    35077.00
12/00                                                   31545.00                    32619.00                    31885.00
12/01                                                   26545.00                    28127.00                    28097.00
Mar. 31 2002                                            26267.00                    28029.00                    28151.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (1/13/94 through
      3/31/02)              12.48%     11.67%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Blue Chip Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                             PRIMARY A+          INVESTOR A             INVESTOR B++              INVESTOR C
                                                             NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               5/21/99              1/13/94                  7/15/98                 11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             -3.15%        -3.36%      -8.90%      -4.12%      -8.92%       -4.17%      -5.13%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        -3.59%        -4.45%      -6.31%      -5.16%      -5.97%       -5.17%      -5.17%
5 YEARS                                         9.25%         8.66%       7.38%       8.07%       7.78%        7.92%       7.92%
SINCE INCEPTION                                12.85%        12.48%      11.67%      12.11%      12.11%        7.95%       7.95%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 13, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 13, 1994.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term,
after-tax returns by
investing in a diversified
portfolio of common
stocks.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Strategic Growth
Fund Investor A Shares
provided shareholders with
a total return of
-0.97%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Strategic Growth Fund is managed using a long-term capital growth strategy with a focus on maximizing after-tax returns. Securities are generally held in the Fund between a two- to four-year time horizon. We "build" the Fund by utilizing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select companies that we believe will grow faster and/or longer than consensus expectations. The Fund typically invests in companies that we believe are recognized leaders, have strong track records and possess key competitive advantages. Through our "top down" framework and the "bottom-up" stock selection, we create a portfolio of 60 to 80 securities in which we attempt to carefully manage and monitor risk through diversification and quantitative techniques. The Fund seeks to maintain a volatility and risk profile similar to the Standard & Poor's Composite Stock Price Index.***

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The last 12 months have been a difficult environment for growth investors. Profits of many large-growth companies continued to decline throughout the year, the domestic economy suffered its first recession in over a decade and on September 11, 2001 the U.S. witnessed the terrorist attacks on the World Trade Center and the Pentagon. In spite of the negative surprises and the accompanying market volatility, many of the major stock indices finished the year in positive territory. The Standard & Poor's Composite Stock Price Index, the Fund's benchmark, returned 0.16% and the Nasdaq Composite Index& had a return of 0.28%. Nations Strategic Growth Fund (Investor A Shares) returned -0.97% for the 12-month period ended March 31, 2002.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown represents past performance and is not predictive of future results and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE
                           RESULTS.
 52

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           There were two basic market trends over the last 12 months. Between April 1, 2001 and September 21, 2001, the market generally focused on slowing economic growth and the dramatic drop in corporate profits, particularly in the technology sector. After the events of last fall (and the subsequent drop in the stock market), many investors began focusing on the financial liquidity the Federal Reserve had injected into the system and the fiscal stimulus package proposed by the government and became increasingly optimistic that a recovery was nearing. Nations Strategic Growth Fund was a relatively stable performer throughout the reporting period. The Fund was defensively positioned throughout much of the early part of the year, particularly in the summer. The Fund moved to a more aggressive stance following the market drop after September 11, 2001 and outperformed the benchmark in the fourth calendar quarter, returning 12.41% versus 10.68%.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           As evidence mounted that the economy was slowing and profits were eroding, we took several steps to seek to reduce risk in the portfolio. Initially, we increased the diversification in the Fund. This was accomplished by increasing the number of stocks held and by reducing sector "bets," particularly in technology. Throughout the early part of the year, the Fund maintained its defensive position and increased its cash position to the high end of its normal range of 0% to 7%. Following the market decline after the terrorist attacks of September 11, 2001, the Fund moved aggressively into the technology, retail and consumer cyclical stock sectors, and materially reduced its cash position. As a result of these moves, the Fund had very strong performance between late September and January. We were a little late, however, in taking profits in many of the securities that had dramatic increases in the fourth calendar quarter, and the Fund struggled to maintain its performance advantage in the most recent quarter.

                           WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           There were essentially two distinct trends in the equity market last year. Early in the period, defensive stocks and cash were generally the place in which to be invested. As such, capital goods and healthcare stocks were among the better performers in the Fund. Later in the year, however, the market switched gears, favoring consumer cyclical and retailing stocks. Over the course of the entire 12-month period, the Fund benefited from strength in the financial services, healthcare and energy sectors. Specific stocks that helped performance included Fannie Mae, USA Education Inc., Centex Corporation, Starwood Hotels & Resorts Worldwide, Inc., Nabors Industries, Inc., Johnson Controls and Smith International. Technology, while one of the most volatile and worst performing sectors, contributed positively to the Fund's performance due to superior security selection.

                           WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           While the Fund managed to avoid nearly all of the "torpedo" stocks over the last year, two stocks that significantly hurt performance were Tyco International Ltd. Corporation and Circuit City Stores -- Circuit City Group. Following Enron Corporation's collapse and subsequent scandal (Nations Strategic Growth Fund did

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           not own Enron stock), stocks of companies whose financial statements or accounting methods appeared confusing were immediately under fire from investors. Tyco International Ltd. was clearly caught in this issue. Its growth through acquisition strategy, which had created tremendous value for shareholders, also spawned confusion by investors regarding the accounting of these acquisitions. Tyco International Ltd.'s management exacerbated the issue by moving from a growth through acquisition strategy to one of breaking-up the company. These two issues, accounting and changing strategy, caused considerable weakness in the shares and resulted in a significant loss for the Fund. Circuit City Stores -- Circuit City Group was also one of the Fund's poorest performers over the last year. Like Tyco International Ltd., Circuit City Stores -- Circuit City Group's accounting practices came into question, but it was more of an operational issue because the company rolled out newly remodeled stores into its sales base. The Fund also was hurt by an underweighting in basic industry sectors, as these stocks had a significant run early in 2002.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. Most signs, we feel, point to a better economic environment over the next twelve months. We believe the recession appears to have ended sometime in the first calendar quarter. Inflation remains tame, and economic growth appears to be accelerating. Inventory levels are low, while valuations in the equity market appear reasonable. These factors could contribute to better earnings growth that may be anticipated by higher stock market valuations. Much of the "early cycle" stocks (chemicals, paper and forest products and metals) appear to have already completed the majority of their move. As we progress within the economic cycle, we feel the potential for increasing earnings could favor mid- to late-cycle stocks that may be positive for large-cap growth funds like Nations Strategic Growth Fund. We believe the Fund is positioned to take advantage of this scenario through increasing exposure to technology, financial services and communications stocks.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 4.2%  Commercial banking
 4.3%  Software
 4.7%  Broadcasting and cable
 4.7%  Diversified manufacturing
 5.1%  Computers and office equipment
 5.2%  Integrated oil
 5.3%  Medical devices and supplies
 6.0%  Department and discount stores
 6.1%  Consumer credit and mortgages
 9.2%  Pharmaceuticals
45.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   3.6%
                                                                            -------------------------------------------------
                                                                              2  Pfizer Inc.                             3.3%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                3.2%
                                                                            -------------------------------------------------
                                                                              4  Exxon Mobil Corporation                 3.1%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   3.1%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          2.9%
                                                                            -------------------------------------------------
                                                                              7  International Business Machines
                                                                                 Corporation                             2.6%
                                                                            -------------------------------------------------
                                                                              8  American International Group, Inc.      2.0%
                                                                            -------------------------------------------------
                                                                              9  Home Depot, Inc.                        2.0%
                                                                            -------------------------------------------------
                                                                             10  Household International, Inc.           1.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH     LIPPER LARGE-CAP GROWTH     STANDARD| & POOR'S 500
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                ------------------------     -----------------------     ----------------------
Oct. 2|1998                                              9425.00                    10000.00                    10000.00
1998                                                    11935.00                    12519.00                    12130.00
                                                        13488.00                    14091.00                    13633.00
1999                                                    15522.00                    17201.00                    14683.00
                                                        15662.00                    17690.00                    15015.00
2000                                                    13574.00                    14553.00                    13707.00
                                                        12597.00                    12193.00                    12790.00
2001                                                    11888.00                    11121.00                    12079.00
Mar. 31|2001                                            11802.00                    10801.00                    12102.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH     LIPPER LARGE-CAP GROWTH     STANDARD| & POOR'S 500
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                ------------------------     -----------------------     ----------------------
Oct. 2|1998                                             10000.00                    10000.00                    10000.00
1998                                                    12663.00                    12519.00                    12130.00
                                                        14311.00                    14091.00                    13633.00
1999                                                    16469.00                    17201.00                    14683.00
                                                        16618.00                    17690.00                    15015.00
2000                                                    14402.00                    14553.00                    13707.00
                                                        13366.00                    12193.00                    12790.00
2001                                                    12613.00                    11121.00                    12079.00
Mar. 31|2001                                            12522.00                    10801.00                    12102.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/02)              6.65%      4.86%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Investor A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                            PRIMARY A         INVESTOR A+              INVESTOR B+              INVESTOR C+
                                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              10/2/98              8/2/99                  8/2/99                   8/2/99
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           -0.83%        -0.97%      -6.67%      -1.78%      -6.69%       -1.78%      -2.76%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      -3.20%        -3.34%      -5.24%      -3.97%      -4.93%       -3.95%      -3.95%
SINCE INCEPTION                               6.78%         6.65%       4.86%       6.05%       5.30%        6.08%       6.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 fees. If Investor A, Investor B and Investor C Shares 12b-1 fees had been reflected, total returns would have been lower.

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to have superior
earnings growth potential.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Capital Growth
Fund Investor A Shares
provided shareholders with
a total return of
-3.62%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CAPITAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Capital Growth Fund employs a long-term, large-capitalization growth strategy. Securities are generally held in the Fund between a two- to four-year time horizon. We "build" the Fund by employing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select high-growth companies that we believe will grow faster and/or longer than consensus expectations. The Fund typically invests in companies that we believe are recognized leaders, have strong track records and possess key competitive advantages. Through our "top down" framework and "bottom-up" stock selection, we create a portfolio of 60 to 80 securities in which we attempt to carefully manage and monitor risk through diversification and quantitative techniques.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The last 12 months have been a difficult environment for large-cap growth investors. Profits of many large-growth companies continued to decline throughout the year, the domestic economy suffered its first recession in over a decade and on September 11, 2001 the U.S. witnessed the terrorist attacks on the World Trade Center and the Pentagon. In spite of the negative surprises and the accompanying market volatility, many of the major stock indices finished the period in positive territory. The Nasdaq Composite Index*** ended the 12-month period at 0.28%, and the Standard & Poor's 500 Composite Stock Index& had a return of 0.16%. Nations Capital Growth Fund (Investor A Shares) returned -3.62% for the 12-month period ended March 31, 2002, and the Russell 1000 Growth Index,&& the Fund's benchmark, ended the year at -2.00%.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &&The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           There were two basic market trends during the reporting period. Between April 1, 2001 and September 11, 2001, the market generally focused on slowing economic growth and the dramatic drop in corporate profits, particularly in the technology sector. After the events of last fall, many investors began to focus on their personal financial liquidity and became increasingly optimistic that a recovery may be nearing due to the Federal Reserve Board's (the Fed) lowering of interest rates as well as the fiscal stimulus package proposed by the government.

                           Nations Capital Growth Fund was a relatively stable performer throughout the last 12 months. The Fund was defensively positioned throughout much of the early part of the year, particularly in the summer. The Fund moved to a more aggressive stance following the market drop after September 11, 2001 and outperformed the benchmark in the calendar fourth quarter, returning 15.67% versus 15.14% for the benchmark.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           As evidence mounted that the economy was slowing and profits were eroding, we took several steps in the Fund to seek to reduce risk in the portfolio. Initially, we increased the diversification in the Fund. This was accomplished by increasing the number of stocks held and by reducing sector "bets," particularly in technology. Throughout the early part of the period, the Fund maintained its defensive position and increased its cash position to the high end of its normal range of 0% to 7%. Following the market decline in the fall, the Fund moved aggressively into the technology, retail and consumer cyclical stock sectors, and materially reduced its cash position. As a result, the Fund had very strong performance between late September and January. We were a little late, however, in taking profits in many of the securities that had dramatic increases in the fourth quarter of the calendar year, and the Fund struggled to maintain its lead in the most recent quarter.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&&

                           There were essentially two distinct trends in the equity market last year. Early in the period, defensive stocks and cash were the place to be invested. Capital goods and health care stocks were among the better performers in the Fund. Later in the year, however, the market switched gears, favoring consumer cyclical and retailing stocks. Over the course of the entire 12-month period, Nations Capital Growth Fund benefited from strength in the financial services, health care and energy sectors. Specific stocks that helped performance included Fannie Mae, USA Education Inc., Pfizer Inc., Nabors Industries, Inc. and Smith International, Inc. Technology, while one of the most volatile and worst performing sectors, neither helped nor hurt performance, as the Fund was underweighted in this sector most of the year. The Fund also made a significant investment in consumer cyclical stocks midway through the year. Centex Corporation and Starwood Hotels & Resorts Worldwide, Inc., while volatile, contributed positively to performance.

---------------

                           &&&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 58

NATIONS CAPITAL GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           While the Fund managed to avoid nearly all of the "torpedo" stocks over the last year, there were two stocks that significantly hurt performance, Tyco International Ltd. and Circuit City Stores -- Circuit City Group. Following Enron Corporation's collapse and subsequent scandal (Nations Capital Growth Fund did not own Enron stock), stocks of companies whose financial statements or accounting methods appeared confusing were immediately under fire from investors. Tyco International Ltd. was clearly caught in this issue. Its growth through acquisition strategy, which had created tremendous value for shareholders, also spawned confusion by investors regarding the accounting of these acquisitions. Tyco International Ltd.'s management exacerbated the issue by moving from a growth-by-acquisition strategy to one of breaking up the company. These two issues, accounting and changing strategy, caused considerable weakness in the shares and resulted in a significant loss for the Fund. Circuit City Stores -- Circuit City Group was also one of the Fund's poorest performers over the last year. Like Tyco International Ltd., Circuit City Stores -- Circuit City Group's accounting practices came into question, but it was more of an operational issue because the company rolled out newly remodeled stores into its sales base. With the exception of Tyco International and Circuit
                           City -- Circuit City Group, the Fund's performance was solid. The technology sector, while one of the worst performers in the market, did not negatively contribute to the Fund's performance because the sector was underweighted most of the period.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. Most signs, we feel, point to a better economic environment over the next twelve months. We believe the recession appears to have ended sometime in the first calendar quarter. Inflation remains tame, and economic growth appears to be accelerating. Inventory levels are low, while valuations in the equity market appear reasonable. These factors could contribute to better earnings growth that may be reflected in higher stock market valuations. Much of the "early cycle" stocks (chemicals, paper and forest products and metals) appear to have already completed the majority of their move. As we progress within the economic cycle, we feel the potential for increasing earnings could favor "mid- to late-cycle" stocks that may be positive for large-cap growth funds like Nations Capital Growth Fund. We believe the Fund is positioned to take advantage of this scenario through increasing exposure to technology, financial services and communications stocks.

NATIONS CAPITAL GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 4.2%  Department and discount stores
 4.8%  Computer services
 4.8%  Specialty stores
 5.2%  Consumer credit and mortgages
 5.5%  Diversified manufacturing
 6.1%  Broadcasting and cable
 6.7%  Computers and office equipment
 7.0%  Software
 7.8%  Medical devices and supplies
16.2%  Pharmaceuticals
31.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Pfizer Inc.                             5.4%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                5.0%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   4.4%
                                                                            -------------------------------------------------
                                                                              4  International Business Machines
                                                                                 Corporation                             3.6%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   3.1%
                                                                            -------------------------------------------------
                                                                              6  Home Depot, Inc.                        2.9%
                                                                            -------------------------------------------------
                                                                              7  Intel Corporation                       2.8%
                                                                            -------------------------------------------------
                                                                              8  Johnson & Johnson                       2.7%
                                                                            -------------------------------------------------
                                                                              9  Concord EFS, Inc.                       2.3%
                                                                            -------------------------------------------------
                                                                             10  Cisco Systems, Inc.                     2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CAPITAL GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                          NATIONS CAPITAL        LIPPER LARGE-CAP     RUSSELL 1000 GROWTH     STANDARD & POOR'S
                                            GROWTH FUND        GROWTH FUNDS AVERAGE           FUND                500 INDEX
                                          ---------------      --------------------   -------------------     -----------------
Oct. 2 1992                                    9425.00               10000.00               10000.00               10000.00
1993                                          10922.00               12058.00               10796.00               11229.00
1994                                          10752.00               11809.00               11079.00               11376.00
1995                                          13823.00               15685.00               15198.00               15646.00
1996                                          16351.00               18875.00               18712.00               19236.00
1997                                          21316.00               24136.00               24417.00               25651.00
1998                                          27653.00               33213.00               33869.00               32988.00
1999                                          34170.00               45182.00               45100.00               39925.00
2000                                          30013.00               37840.00               34988.00               36292.00
2001                                          25285.00               29159.00               27844.00               31980.00
Mar. 31 2002                                  24485.00               28319.00               27123.00               32041.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                          NATIONS CAPITAL        LIPPER LARGE-CAP     RUSSELL 1000 GROWTH     STANDARD & POOR'S
                                            GROWTH FUND        GROWTH FUNDS AVERAGE       FUND $27,123         500 INDEX $32961
                                          ---------------      --------------------   -------------------     -----------------
Oct. 2 1992                                   10000.00               10000.00               10000.00               10000.00
1993                                          11588.00               12058.00               10796.00               11229.00
1994                                          11408.00               11809.00               11079.00               11376.00
1995                                          14666.00               15685.00               15198.00               15646.00
1996                                          17349.00               18875.00               18712.00               19236.00
1997                                          22616.00               24136.00               24417.00               25651.00
1998                                          29340.00               33213.00               33869.00               32988.00
1999                                          36255.00               45182.00               45100.00               39925.00
2000                                          31844.00               37840.00               34988.00               36292.00
2001                                          26828.00               29159.00               27844.00               31980.00
Mar. 31 2002                                  25979.00               28319.00               27123.00               32041.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/92 through
      3/31/02)              10.58%     9.89%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Capital Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                             PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                                            NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               9/30/92             10/2/92                  6/7/93                         10/2/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            -3.31%        -3.62%      -9.18%      -4.35%      -8.99%       -4.31%      -5.23%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       -4.52%        -4.84%      -6.70%      -5.53%      -6.22%       -5.51%      -5.51%
5 YEARS                                        9.03%         8.74%       7.47%       7.92%       7.74%        7.98%       7.98%
SINCE INCEPTION                               10.86%        10.58%       9.89%       9.88%       9.88%        9.85%       9.85%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. The Fund changed the index to which it compares its performance because the Russell 1000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS AGGRESSIVE GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks capital
appreciation.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Aggressive Growth
Fund Investor A Shares
provided shareholders with
a total return of
-10.68%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS AGGRESSIVE GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Aggressive Growth Fund is managed for long-term capital growth and employs a combination of fundamental and quantitative analysis to capitalize on long-term strategic themes. Securities are generally held in the Fund between a two-to four-year time horizon. We "build" the Fund by employing an integrated approach to portfolio construction. We start with a macro view, forecasting factors such as the economy, sector trends and long-term investment themes (e.g., the aging of the U.S. population, globalization and innovation). We then combine fundamental and quantitative research analysis to select companies that we believe will grow faster and/or longer than consensus expectations. Through our "top down" framework and "bottom-up" stock selection, we create a portfolio of 50-75 securities in which we attempt to carefully manage and monitor risk through diversification and quantitative techniques.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The last 12 months have been another tough period for large-cap growth investors. Profits of many large-growth companies continued to decline throughout the year, the domestic economy suffered its first recession in over a decade and on September 11, 2001, the U.S. witnessed the terrorist attacks on the World Trade Center and the Pentagon. In spite of the negative surprises and market volatility, the major stock indices finished the 12-month period in positive territory. However, growth stock indices performed worse than broad market indices. Nations Aggressive Growth Fund (Investor A Shares) returned -10.68% for the 12-month period ended March 31, 2002, while the benchmark Russell 3000 Growth Index*** returned -1.47% for the same period. There were two basic market trends over the last 12 months. Between April 1, 2001 and September 21, 2001, the market generally focused on slowing economic growth and the dramatic drop in corporate profits, particularly in the technology sector. After the terrorist attacks on September 11, 2001 (and the subsequent drop in the stock market), many investors began focusing on the financial liquidity the Federal Reserve Board had injected into the system and the fiscal stimulus package proposed by the government and became increasingly optimistic that a recovery was nearing.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell 3000 Growth Index is an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 62

NATIONS AGGRESSIVE GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           During the last six months of the fiscal year, the composition of the Fund was changed. Specifically, we trimmed or eliminated many of the more aggressive, smaller-market capitalization stocks that the Fund owned and replaced these positions with larger-market capitalization stocks, which, we believe, tend to hold up better in volatile times. Prior to this realignment, the Fund held a relatively heavy weighting in aggressive technology and biotech stocks. These stocks, many of which were trading at high valuations, performed quite poorly during much of the last 12 months and were largely responsible for the Fund's underperformance relative to its benchmark. During the last six months of the fiscal year as the changes were being made, however, the Fund actually beat its benchmark by 0.90%.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Many of the "early cycle" stocks which rallied following the events of September 11, 2001 helped the Fund's performance. Consumer discretionary stocks, such as Starwood Hotels & Resorts Worldwide, Inc., Centex Corporation, Target Corporation and Tiffany & Company all rose on the expectations that an economic recovery would result in greater consumer spending. In addition, financial stocks such as MBNA Corporation and Concord EFS, Inc. traded higher based on such optimism. Additionally, the Fund's overweight positions in the finance sector and underweight positions in telecommunication stocks helped performance.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The technology sector was by far the greatest hindrance on relative performance, accounting for almost 3.50% of the Fund's underperformance relative to its benchmark. Holdings in this sector, coupled with "sell-offs" in stocks such as Comverse Technology, Inc., CSG Systems International, Inc., EMC Corporation, and Sandisk Corporation, caused the Fund to lag its benchmark. Additionally, media company AOL Time Warner Inc. and biotech firms IVAX Corporation and Protein Design Labs, Inc. contributed to the Fund's performance decline for the period.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. Most signs, we believe, point to a better economic environment over the next twelve months. The recession appears to have ended sometime in the first calendar quarter. Inflation remains tame, while economic growth may be accelerating. Inventory levels are low, and valuations in the equity market appear reasonable. We feel these factors could contribute to better earnings growth that may be anticipated by higher stock market valuations. Much of the "early cycle" stocks (chemicals, paper and forest products and metals) appear to have already made the majority of their move. As we progress into the economic cycle, the potential for increasing earnings could favor "mid- to late-cycle stocks," which, we believe, may be positive for large-cap portfolios, such as Nations Aggressive Growth Fund. We believe the Fund is positioned to take advantage of this scenario through increasing exposure to large-cap technology, financial services and communications stocks.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS AGGRESSIVE GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 4.4%  Computers and office equipment
 5.2%  Networking and telecommunications equipment
 5.2%  Diversified manufacturing
 5.8%  Consumer credit and mortgages
 6.8%  Semiconductors
 7.0%  Medical devices and supplies
 7.1%  Specialty stores
 7.4%  Computer services
 7.6%  Software
17.5%  Pharmaceuticals
26.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Pfizer Inc.                             5.0%
                                                                            -------------------------------------------------
                                                                              2  General Electric Company                4.3%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   4.2%
                                                                            -------------------------------------------------
                                                                              4  Wal-Mart Stores, Inc.                   3.1%
                                                                            -------------------------------------------------
                                                                              5  Home Depot, Inc.                        3.1%
                                                                            -------------------------------------------------
                                                                              6  Intel Corporation                       2.9%
                                                                            -------------------------------------------------
                                                                              7  Pharmacia Corporation                   2.5%
                                                                            -------------------------------------------------
                                                                              8  Medtronic, Inc.                         2.3%
                                                                            -------------------------------------------------
                                                                              9  Cisco Systems, Inc.                     2.3%
                                                                            -------------------------------------------------
                                                                             10  AOL Time Warner Inc.                    2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS AGGRESSIVE GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                     NATIONS                            LIPPER MULTI-CAP
                                AGGRESSIVE GROWTH      STANDARD|&         GROWTH|FUNDS        RUSSELL 1000        RUSSELL 3000
                                      FUND          POOR'S|500 INDEX         AVERAGE          GROWTH INDEX        GROWTH INDEX
                                -----------------   ----------------    ----------------      ------------        ------------
Jul. 26|1993                         9425.00            10000.00            10000.00            10000.00            10000.00
12/93                               10844.00            10514.00            10991.00            10731.00            10764.00
12/94                               10148.00            10652.00            10755.00            11012.00            11255.00
12/95                               12918.00            14649.00            14490.00            15106.00            15025.00
12/96                               15747.00            18011.00            17095.00            18599.00            18313.00
12/97                               20408.00            24018.00            20396.00            24270.00            23576.00
12/98                               25627.00            30887.00            25842.00            33665.00            31832.00
12/99                               27890.00            37383.00            41740.00            44828.00            42601.00
12/00                               20526.00            33981.00            36447.00            34778.00            33050.00
12/01                               14379.00            29944.00            26949.00            27676.00            26562.00
Mar. 31|2002                        13740.00            30001.00            25909.00            26959.00            25887.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                     NATIONS                            LIPPER MULTI-CAP
                                AGGRESSIVE GROWTH      STANDARD|&         GROWTH|FUNDS        RUSSELL 1000        RUSSELL 3000
                                      FUND          POOR'S|500 INDEX         AVERAGE          GROWTH INDEX        GROWTH INDEX
                                -----------------   ----------------    ----------------      ------------        ------------
Jul. 26|1993                        10000.00            10000.00            10000.00            10000.00            10000.00
12/93                               11505.00            10514.00            10991.00            10731.00            10764.00
12/94                               10767.00            10652.00            10755.00            11012.00            11255.00
12/95                               13706.00            14649.00            14490.00            15106.00            15025.00
12/96                               16708.00            18011.00            17095.00            18599.00            18313.00
12/97                               21653.00            24018.00            20396.00            24270.00            23576.00
12/98                               27191.00            30887.00            25842.00            33665.00            31832.00
12/99                               29591.00            37383.00            41740.00            44828.00            42601.00
12/00                               21778.00            33981.00            36447.00            34778.00            33050.00
12/01                               13256.00            29944.00            26949.00            27676.00            26562.00
Mar. 31|2002                        14578.00            30001.00            25909.00            26959.00            25887.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (7/26/93 through
      3/31/02)              4.44%     3.73%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Aggressive Growth Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole, include reinvestment of dividends. Figures for the Russell 3000 Growth Index, an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation, include reinvestment of dividends. Companies in the Russell 3000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                    INVESTOR A                  INVESTOR B                  INVESTOR C
                               PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                 10/1/92                7/26/93                     5/20/94                     5/10/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              -10.65%        -10.68%       -15.84%       -11.26%       -15.70%       -11.32%       -12.20%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                         -20.00%        -20.11%       -21.68%       -20.70%       -21.30%       -20.72%       -20.72%
5 YEARS                          -2.50%         -2.68%        -3.82%        -3.39%        -3.61%        -3.38%        -3.38%
SINCE INCEPTION                   8.76%          4.44%         3.73%         3.59%         3.59%         2.81%         2.81%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index and the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the Russell 3000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO MANAGEMENT
Thomas F. Marsico is the
Portfolio Manager of
Nations Marsico Focused
Equities Fund and Chief
Executive Officer of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Marsico Focused
Equities Fund Investor A
Shares provided
shareholders with a total
return of 3.00%.**
                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND HIS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico Focused Equities Fund seeks long-term growth of capital through a relatively concentrated portfolio. Generally, the Fund holds approximately 30 large-capitalization equities that we believe offer attractive long-term growth potential. The Fund may take substantial positions in individual companies, and typically will have substantial allocations to a limited number of major economic sectors. However, the Fund typically will be allocated across 7 to 10 industries within each sector. We seek investment in companies with strong brand franchises, improving fundamentals, excellent management teams and a global presence.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the 12-month period ending March 31, 2002, Nations Marsico Focused Equities Fund (Investor A Shares) returned 3.00%. This return compares to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),*** the Fund's primary benchmark, which was up 0.16%.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. These past 12 months, without a doubt, rank as one of the most challenging periods for investing that I have experienced in my career. In reflecting upon the year and studying the Fund's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Fund's performance.

                           Following September 11, 2001, we continued to work diligently to evaluate the overall capital market environment and assess the Fund's holdings. Our investment team reviewed the Fund's investment posture carefully on a stock-by-stock basis. We concluded that, in general, a full-scale realignment of Fund holdings and/or

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 66

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued

                           raising substantial cash positions after the terrorist attacks was unnecessary. Much of the Fund's investment emphases were on consumer-related, healthcare, financial services and aerospace and defense. These were areas of investment that we felt were appropriate in the market environment in the latter part of the year. One of our investment premises is that the next economic recovery will in all probability be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing, housing, financial services and healthcare companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies.

                           During the last months of the reporting period, the Fund's allocation to the consumer discretionary sector increased somewhat, while technology was reduced. As of March 31, 2002, the Fund did not have exposure to several economic sectors, including telecommunications and utilities.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Over the 12 months ended March 31, 2002, stocks in the consumer discretionary, financial services, healthcare and industrial sectors aided the Fund. Industries within these sectors that contributed to this performance were automobiles, retailing, diversified financials, healthcare equipment and services and capital goods. The top performing stocks over the course of the year were General Dynamics Corporation, Tenet Healthcare Corporation, Tiffany & Company, Lockheed Martin Corporation, USA Education Inc., Bayerische Motoren Werke (BMW) AG, UnitedHealth Group Inc., Wal-Mart Stores, Inc., Johnson & Johnson and Citigroup Inc. The Fund was also aided by its underweight in information technology.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Over the 12 months ended March 31, 2002, factors that detracted from performance were primarily an underweight in consumer staples and disappointing performance by stocks in the energy and utility sectors. Industries within these sectors that demonstrated the greatest underperformance were oil service, power generation, pharmaceuticals and media. The poorest performing stocks over the course of the year were Smith International, Calpine Corporation, Boeing Company, Genentech, Merck & Company, AOL Time Warner Inc., Washington Mutual, Qualcomm, United Technologies and Clear Channel Communications.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We begin the new year with a dual sense of reflection and renewal. We were stunned by the sheer horror of the September 11, 2001 terrorist attacks. We were alarmed by the extensive fallout from the collapse of Enron. From an investment perspective, while we understood the urgent need to sort through and ascertain the possible implications stemming from these issues, it quickly became apparent that

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued

                           arriving at definitive conclusions would be enormously difficult. Much of what was being experienced -- politically, economically and financially -- was without historical precedent.

                           As we move into 2002, however, we are finding reasons to feel increasingly more optimistic about the general outlook for equities. Some of the rampant uncertainty that prevailed in the aftermath of the terrorist attacks -- including the possibility of more attacks, additional anthrax outbreaks, the specific nature of the U.S. response to the attacks and the reaction of the capital markets -- seems to have diminished. There is some evidence that the U.S. economy may be starting to improve. The corporate profit outlook is exhibiting signs of recovering. From a geopolitical perspective, too, there have been some encouraging developments. The allied coalition against terrorism was formed quickly and effectively, has held together well, and appears to have made considerable progress in its campaign against terrorism.

                           To be sure, there are offsets to these positively inclined comments. There is no role for complacency right now. The exact timing and magnitude of a U.S. economic recovery is unclear. The bulk of the "bad news" in terms of corporate earnings may be behind us, but we believe future profit warnings and/or disappointments will almost certainly occur. From a global perspective, too, the ledger is mixed. While the situation in Afghanistan appears considerably better than in September 2001 in terms of terrorist operations and facilities being either eradicated or controlled, there is ample cause for concern elsewhere in the world. Violence has flared anew in the Middle East. Tension between India and Pakistan appears to be potentially quite serious. Japan's economy continues to struggle.

                           However, we believe there are a number of factors at work that create the potential for improved equity returns. In our opinion, ingredients for an improved U.S. economic outlook clearly exist. We believe the resiliency of stock prices in a variety of areas -- including consumer discretionary, consumer staples, select healthcare and financial services -- could demonstrate that good, long-term investment opportunities are available for investors. From a macroeconomic perspective, our view is that there are a number of encouraging factors that create a favorable backdrop for equity markets. Interest rates remain low. Inflation, as measured by the Consumer Price Index, continues to be quiescent and may, in fact, decelerate in the future. Claims for unemployment assistance recently have stabilized. Manufacturing activity seems to have improved recently, while inventory corrections appear well underway in many sectors. Consumer confidence has improved. While many people undoubtedly have experienced losses in their equity portfolios, we believe the "wealth effect" remains very much an important underlying aspect of the U.S. economy. Consumer spending -- supported by low interest rates, incentives such as "0% financing" on automobiles and rising house prices -- continues to hold up well. Valuations in many sectors and industries appear increasingly attractive to us. While we readily acknowledge that there continue to be abundant crosscurrents in the economy to contend with, as well as geopolitical risk, on balance we think the overall macroeconomic outlook is quite good.

NATIONS  MARSICO  FOCUSED
EQUITIES  FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 4.5%  Beverages
 4.9%  Department and discount stores
 5.0%  Software
 5.6%  Medical devices and supplies
 7.4%  Investment services
 8.2%  Consumer credit and mortgages
 9.6%  Aerospace and defense
11.3%  Automotive
12.6%  Specialty stores
16.6%  Health services
14.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tenet Healthcare Corporation            7.8%
                                                                            -------------------------------------------------
                                                                              2  UnitedHealth Group Inc.                 6.9%
                                                                            -------------------------------------------------
                                                                              3  Lockheed Martin Corporation             6.2%
                                                                            -------------------------------------------------
                                                                              4  Bayerische Motoren Werke (BMW) AG       6.0%
                                                                            -------------------------------------------------
                                                                              5  Tiffany & Company                       6.0%
                                                                            -------------------------------------------------
                                                                              6  USA Education Inc.                      5.1%
                                                                            -------------------------------------------------
                                                                              7  Lehman Brothers Holdings Inc.           4.9%
                                                                            -------------------------------------------------
                                                                              8  Johnson & Johnson                       4.8%
                                                                            -------------------------------------------------
                                                                              9  Citigroup Inc.                          4.5%
                                                                            -------------------------------------------------
                                                                             10  Home Depot, Inc.                        4.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED
EQUITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS MARISCO FOCUSED      LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                      EQUITIES FUND               FUNDS AVERAGE                   INDEX
                                                 -----------------------      ---------------------       ---------------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          12697                       12165                       11771
12/98                                                     14151                       13761                       12858
                                                          16298                       15348                       14451
12/99                                                     21630                       18720                       15564
                                                          19849                       18821                       15498
12/00                                                     17884                       17421                       14148
                                                          15359                       15978                       13202
12/01                                                     14466                       15023                       12468
Mar. 31 2002                                              15138                       14970                       12491

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS MARISCO FOCUSED      LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                      EQUITIES FUND               FUNDS AVERAGE                   INDEX
                                                 -----------------------      ---------------------       ---------------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          13472                       12165                       11771
12/98                                                     15014                       13761                       12858
                                                          17292                       15348                       14451
12/99                                                     22950                       18720                       15564
                                                          21060                       18821                       15498
12/00                                                     18975                       17421                       14148
                                                          16296                       15978                       13202
12/01                                                     15349                       15023                       12468
Mar. 31 2002                                              16062                       14970                       12491


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/02)              11.81%     10.26%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                     INVESTOR A                  INVESTOR B                  INVESTOR C
                                PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                  12/31/97              12/31/97                    12/31/97                    12/31/97
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 3.25%          3.00%        -2.95%         2.20%       -2.80%          2.19%        1.19%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           -1.09%         -1.38%        -3.31%        -2.09%       -3.06%         -2.08%       -2.08%
SINCE INCEPTION                   11.97%         11.81%        10.26%        11.07%       10.73%         11.15%       11.15%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
Source for all statistical data -- Marsico Capital Management, LLC.

NATIONS MIDCAP GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks capital
appreciation by investing
in emerging growth
companies that are
believed to have superior
long-term earnings growth
prospects.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations MidCap Growth Fund
Investor A Shares provided
shareholders with a total
return of -9.97%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The investment philosophy of Nations MidCap Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to superior fundamentals. Our approach emphasizes a rigorous fundamental process that seeks to identify successful mid-sized companies between $1 billion and $10 billion in market capitalization that are poised to become tomorrow's successful larger companies. We attempt to identify these opportunities before others recognize their potential.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The stock market spent most of the last 12 months in negative territory, and it continues to be a difficult environment for growth investors. The economy entered a recession in March 2001, and the decline in corporate profits accelerated with each quarter. The impact on technology companies was particularly acute after the frenzied pace of the last few years left many businesses with excess capacity and bloated inventories. The combination of harsh business conditions and excessive valuations caused the stock prices of many fundamentally sound and not-so-sound businesses to drop precipitously. Prior to the terrorist attacks on September 11, 2001, the Federal Reserve Board (the Fed) had been steadily lowering rates in order to attempt to boost the stubbornly weak economy. The events of September 11, 2001 moved the Fed to swiftly lower rates and inject liquidity into the economy. The fourth quarter of 2001 produced a substantial rally, as investors looked forward to an economic recovery. The broader market posted additional gains in the first quarter of 2002.

                           Nations MidCap Growth Fund (Investor A Shares) returned a disappointing -9.97% for the 12-month period ended March 31, 2002 compared with an increase of 4.70% for the benchmark Russell MidCap Growth Index.*** Performance was impacted on several fronts. The portfolio was positioned for a much more stable economy. Many of the companies held in the Fund are fast-growing businesses dependent on normal investment in productivity and outsourcing. As such, a lack of defensiveness in a deteriorating economy proved harmful, and stocks in the Fund suffered as companies repeatedly postponed their prospects for a return to growth.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Following the market decline after the terrorist attacks on September 11, 2001, the Fund made several moves to change the complexion of the portfolio. Many stocks that we expected to do quite well in a gradually improving economy appeared sharply oversold. We took several steps to better expose ourselves to these companies while also lowering our risk profile. We sought to increase the diversification in the Fund by increasing the number of names and reducing sector bets. In doing so we added aggressively to technology, consumer cyclical and retail. We also moved to reduce a significant underweight in the biotech sector given what we believe to be attractive valuations. These actions combined to produce very strong performance between October 2001 and early January 2002.

                           WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Early in the year, with recession and uncertainty looming, many investors sought the safety of defensive investments. Gradually, however, attention shifted to the more cyclical segments of the economy that traditionally benefit from lower interest rates. We feel value stocks perform well in such an environment. While generally less hospitable for growth investors, the cyclical portions of the Fund did well. Financial, energy and broadcasting stocks were among the better performers. AmeriCredit Corporation, which makes consumer auto loans, rebounded sharply as the credit quality of their loan portfolio suffered relatively brief deterioration in the third quarter. The oil service and drilling stocks recovered from the lows of September 11, 2001 after commodity prices and supply and demand fundamentals strengthened. Radio One, Inc., Hispanic Broadcasting and Communications, Inc. also rebounded dramatically from the September lows as a long and painful recession in the advertising market showed the first signs of stabilizing. Despite the overall weakness in the technology sector, bright spots were semiconductor and computer service stocks.

                           WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           As quickly as the biotech and pharmaceutical sectors recovered in the October to December period, the stocks gave back virtually all of their gains in the first quarter of 2002. We did not take profits when we had the opportunity, and this decline had a significant impact during the first quarter. Investing in drug companies requires investors to have a somewhat long investment time horizon and, by default, a greater tolerance for risk. An understaffed Food & Drug Administration has hindered many companies seeking drug approvals, while the large-capitalization pharmaceutical companies -- traditionally big spenders within other segments of health care -- have experienced their own fundamental slowdown. The future of drug discovery remains incredibly promising, and we continue to hold a number of well-positioned companies.

                           The pervasive weakness in the communications sector, from wireless to cable, impacted many companies. While the fundamentals in the cable industry remained good, investors had low tolerance for the leverage on the balance sheet. CSG Systems International, Inc. underperformed as their business slowed on all fronts

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 72

NATIONS MIDCAP GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           and their largest customer, AT&T Broadband, renewed a dispute over the terms of their contract (a similar arbitration claim in October 2000 was settled largely in CSG's favor). While the company made a key acquisition in the fourth quarter that enhances its strategic position in outsourced billing, the company must settle these grievances with AT&T. Western Wireless, a rural wireless carrier, fell sharply as the growth prospects for the wireless industry dimmed.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           In our opinion, recent data on the economy show unmistakable signs of strengthening. The Fed responded to the economic stresses, and the fiscal and monetary stimulus put in place could lay the groundwork for a vigorous recovery. However, we believe the market in general discounts much of this recovery and, therefore, we continue our focus on businesses with operating leverage and attractive risk/return trade-offs. Many of the "early-cycle" companies -- industrials, basic materials and commodities -- have already experienced a period of outperformance. As we hope the economy will stabilize over the next 6 to 12 months, we believe a recovery in business investment and manufacturing could be positive for growth stocks.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 3.7%  Networking and telecommunications equipment
 3.9%  Investment services
 4.4%  Broadcasting and cable
 4.8%  Medical devices and supplies
 6.4%  Oilfield services
 6.4%  Specialty stores
 6.5%  Semiconductors
 8.7%  Software
10.8%  Computer services
11.8%  Pharmaceuticals
32.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Concord EFS, Inc.                       3.1%
                                                                            -------------------------------------------------
                                                                              2  AmeriCredit Corporation                 2.8%
                                                                            -------------------------------------------------
                                                                              3  Sungard Data Systems, Inc.              2.5%
                                                                            -------------------------------------------------
                                                                              4  Pentair, Inc.                           2.1%
                                                                            -------------------------------------------------
                                                                              5  CSG Systems International, Inc.         2.1%
                                                                            -------------------------------------------------
                                                                              6  Health Management Associates, Inc.,
                                                                                 Class A                                 1.9%
                                                                            -------------------------------------------------
                                                                              7  Convergys Corporation                   1.7%
                                                                            -------------------------------------------------
                                                                              8  Express Scripts, Inc.                   1.7%
                                                                            -------------------------------------------------
                                                                              9  Legg Mason, Inc.                        1.7%
                                                                            -------------------------------------------------
                                                                             10  Precise Software Solutions Ltd.         1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                             NATIONS            LIPPER MULTI-CAP       STANDARD |& POOR'S       RUSSELL MIDCAP
                                       MIDCAP|GROWTH FUND|    GROWTH|FUNDS AVERAGE|    |MIDCAP|400 INDEX|        GROWTH INDEX
                                       -------------------    ---------------------    ------------------       --------------
Dec. 10|1992                                  9425.00               10000.00                10000.00               10000.00
1993                                         11026.00               11674.00                11630.00               11224.00
                                             11070.00               11536.00                11214.00               10982.00
1995                                         14358.00               15662.00                14684.00               14713.00
                                             16989.00               18022.00                17504.00               17285.00
1997                                         20467.00               20959.00                23149.00               21181.00
                                             21143.00               23856.00                27572.00               24964.00
1999                                         30330.00               40791.00                31631.00               37768.00
                                             34667.00               37928.00                37169.00               33330.00
2001                                         27672.00               30077.00                36939.00               26614.00
Mar. 31|2002                                 26113.00               29325.00                39421.00               26143.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                             NATIONS            LIPPER MULTI-CAP       STANDARD |& POOR'S       RUSSELL MIDCAP
                                       MIDCAP|GROWTH FUND|    GROWTH|FUNDS AVERAGE|    |MIDCAP|400 INDEX|        GROWTH INDEX
                                       -------------------    ---------------------    ------------------       --------------
Dec. 10|1992                                 10000.00               10000.00                10000.00               10000.00
1993                                         11699.00               11674.00                11630.00               11224.00
                                             11745.00               11536.00                11214.00               10982.00
1995                                         15234.00               15662.00                14684.00               14713.00
                                             18025.00               18022.00                17504.00               17285.00
1997                                         21716.00               20959.00                23149.00               21181.00
                                             22433.00               23856.00                27572.00               24964.00
1999                                         32180.00               40791.00                31631.00               37768.00
                                             36782.00               37928.00                37169.00               33330.00
2001                                         29360.00               30077.00                36939.00               26614.00
Mar. 31|2002                                 27706.00               29325.00                39421.00               26143.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/10/92 through
      3/31/02)              11.58%     10.87%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund from the inception of the share class. Figures for the Standard & Poor's MidCap 400 Index, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation, include reinvestment of dividends. Figures for the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values, include reinvestment of dividends. The stocks are also members of the Russell 1000 Growth Index. Funds in the Lipper Mid-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                    INVESTOR A                  INVESTOR B                  INVESTOR C
                               PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                 12/4/92               12/10/92                     6/7/93                     12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -9.71%         -9.97%       -15.13%       -10.57%       -15.04%       -10.66%       -11.55%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           7.90%          7.54%         5.42%         6.79%         5.96%         6.78%         6.78%
5 YEARS                          11.08%         10.77%         9.48%         9.96%         9.70%         9.98%         9.98%
SINCE INCEPTION                  11.69%         11.58%        10.87%        11.43%        11.43%        10.85%        10.85%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's MidCap 400 Index. The Fund changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by
James A. Hillary of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Marsico 21st
Century Fund Investor A
Shares provided
shareholders with a total
return of 1.29%.**
                           IN THE FOLLOWING INTERVIEW, MR. HILLARY SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND HIS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size across the market capitalization spectrum, and typically will own a core position of between 35 and 50 stocks.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the 12-month period ended March 31, 2002, Nations Marsico 21st Century Fund (Investor A Shares) returned 1.29%. This return compares favorably to the Nasdaq Composite Index,*** which was up 0.28% and to the Standard & Poor's 500 Composite Price Index&, the Fund's primary benchmark, which returned 0.16%.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Clearly, the past year has been exceptionally difficult for many equity investors, with growth-oriented investment styles being under particular pressure. In reflecting upon the year and studying the Fund's strategic positioning and individual holdings, it is apparent that there were a variety of contributing factors to the Fund's performance.

                           Following September 11, 2001, we continued to work diligently to evaluate the overall capital market environment and assess the Fund's holdings. Our investment team reviewed the Fund's investment posture carefully on a stock-by-stock basis. We concluded that, in general, a full-scale realignment of Fund holdings and/or raising substantial cash positions after the terrorist attacks was unnecessary. Much of the Fund's investment emphases were on consumer-related, healthcare, financial services and aerospace and defense. These were areas of investment that we felt were appropriate in the market environment in the latter part of the year. One of our investment premises is that the next economic recovery will in all probability

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 76

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued

                           be a consumer-led process, as opposed to the capital expenditure-driven growth that characterized the 1990s. We are expressing that view quite strongly by having significant investments in retailing, housing, financial services and healthcare companies. A second premise is that we remain cautious on the outlook for many technology and telecommunications companies.

                           During the last months of the fiscal year, the Fund's allocation to the consumer discretionary sector increased somewhat, while technology was reduced. As of March 31, 2002, the Fund did not have exposure to several economic sectors, including telecommunications and utilities.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Over the 12 months ended March 31, 2002, stocks in the consumer discretionary, financial services, healthcare and industrial sectors aided Fund performance. Industries within these sectors that contributed to performance were consumer durables, automobiles, leisure, retailing, diversified financials, healthcare equipment and services and pharmaceuticals and transportation. The top-performing stocks over the course of the fiscal year were InterMune Inc., Cytyc Corporation, USA Education Inc., Siebel Systems, Inc., Quest Diagnostics, Inc. M.DC. Holdings, Inc., Mcdata Corporation, Four Seasons Hotels Inc., Frontier Airlines and Lockheed Martin Corporation. The Fund was also aided by its underweight in telecommunication services and utilities.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Over the 12 months ended March 31, 2002, factors that detracted from performance were primarily an underweight in consumer staples and disappointing performance by selected stocks in the energy, healthcare, industrial and information technology. Industries within these sectors that demonstrated the greatest underperformance were oil service, power generation, technology and media. The poorest performing stocks over the course of the fiscal year were Smith International, BJ Services, Priority Healthcare, Devon Energy, United Technologies, AOL Time Warner Inc., Calpine Corporation, Quanta Services, Qualcomm and Oni Systems.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We begin the new fiscal year with a dual sense of reflection and renewal. We were stunned by the sheer horror of the September 11, 2001 terrorist attacks. We were alarmed by the extensive fallout from the collapse of Enron. From an investment perspective, while we understood the urgent need to sort through and ascertain the possible implications stemming from these issues, it quickly became apparent that arriving at definitive conclusions would be enormously difficult. Much of what was being experienced -- politically, economically and financially -- was without historical precedent.

                           As we move into 2002, however, we are finding reasons to feel increasingly more optimistic about the general outlook for equities. Some of the rampant uncertainty

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued

                           that prevailed in the aftermath of the terrorist attacks -- including the possibility of more attacks, additional anthrax outbreaks, the specific nature of the U.S. response to the attacks and the reaction of the capital markets -- seems to have diminished. There is some evidence that the U.S. economy may be starting to improve. The corporate profit outlook is exhibiting signs of recovering. From a geopolitical perspective, too, there have been some encouraging developments. The allied coalition against terrorism was formed quickly and effectively, has held together well, and appears to have made considerable progress in its campaign against terrorism.

                           To be sure, there are offsets to these positively inclined comments. There is no role for complacency right now. The exact timing and magnitude of a U.S. economic recovery is unclear. The bulk of the "bad news" in terms of corporate earnings may be behind us, but we believe future profit warnings and/or disappointments will almost certainly occur. From a global perspective, too, the ledger is mixed. While the situation in Afghanistan appears considerably better than in September 2001 in terms of terrorist operations and facilities being either eradicated or controlled, there is ample cause for concern elsewhere in the world. Violence has flared anew in the Middle East. Tension between India and Pakistan appears to be potentially quite serious. Japan's economy continues to struggle.

                           However, we believe there are a number of factors at work that create the potential for improved equity returns. In our opinion, ingredients for an improved U.S. economic outlook clearly exist. We believe the resiliency of stock prices in a variety of areas -- including consumer discretionary, consumer staples, select healthcare and financial services -- could demonstrate that good, long-term investment opportunities are available for investors. From a macroeconomic perspective, our view is that there are a number of encouraging factors that create a favorable backdrop for equity markets. Interest rates remain low. Inflation, as measured by the Consumer Price Index, continues to be quiescent and may, in fact, decelerate in the future. Claims for unemployment assistance recently have stabilized. Manufacturing activity seems to have improved recently, while inventory corrections appear well underway in many sectors. Consumer confidence has improved. While many people undoubtedly have experienced losses in their equity portfolios, we believe the "wealth effect" remains very much an important underlying aspect of the U.S. economy. Consumer spending -- supported by low interest rates, incentives such as "0% financing" on automobiles and rising house prices -- continues to hold up well. Valuations in many sectors and industries appear increasingly attractive to us. While we readily acknowledge that there continue to be abundant crosscurrents in the economy to contend with, as well as geopolitical risk, on balance we think the overall macroeconomic outlook is quite good.

                           As of March 31, 2002, the Fund emphasized industries such as automobiles, consumer durables, diversified financials, aerospace/defense, and healthcare equipment/services. These areas, in our view, offer attractive growth and valuation characteristics, particularly in the context of a potentially modest economic recovery.

NATIONS MARSICO
21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 3.8%  Specialty stores
 3.9%  Commercial services
 4.3%  Diversified electronics
 4.7%  Aerospace and defense
 6.5%  Lodging and recreation
 7.7%  Software
 9.5%  Health services
11.8%  Consumer credit and mortgages
12.1%  Housing and furnishing
13.2%  Automotive
22.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  USA Education Inc.                      6.2%
                                                                            -------------------------------------------------
                                                                              2  UnitedHealth Group Inc.                 5.9%
                                                                            -------------------------------------------------
                                                                              3  Fannie Mae                              5.6%
                                                                            -------------------------------------------------
                                                                              4  Porsche AG                              4.5%
                                                                            -------------------------------------------------
                                                                              5  Four Seasons Hotels Inc.                4.0%
                                                                            -------------------------------------------------
                                                                              6  Tenet Healthcare Corporation            3.5%
                                                                            -------------------------------------------------
                                                                              7  M.D.C. Holdings, Inc.                   3.2%
                                                                            -------------------------------------------------
                                                                              8  General Motors Corporation              3.0%
                                                                            -------------------------------------------------
                                                                              9  Lockheed Martin Corporation             3.0%
                                                                            -------------------------------------------------
                                                                             10  Lehman Brothers Holdings Inc.           2.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10, 2000                                             9425                        10000                       10000
                                                          8973                         9958                       10995
                                                          9500                         9861                       11440
2000                                                      8040                         9090                        9008
                                                          6569                         8013                        6855
                                                          6909                         8482                        7506
                                                          5598                         7238                        5568
2001                                                      6541                         8011                        6615
Mar. 31|2002                                              6654                         8026                        6360

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                  NATIONS MARSICO 21ST        STANDARD & POOR'S 500      LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                    INDEX                   FUNDS AVERAGE
                                                  --------------------        ---------------------      -----------------------
Apr. 10, 2000                                             10000                       10000                       10000
                                                           9520                        9958                       10995
                                                          10080                        9861                       11440
2000                                                       8530                        9090                        9008
                                                           6970                        8013                        6855
                                                           7330                        8482                        7506
                                                           5940                        7238                        5568
2001                                                       6940                        8011                        6615
Mar. 31|2002                                               7060                        8026                        6360


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**       MOP*
     (4/10/00 through
      3/31/02)              -16.18%     -18.66%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                    INVESTOR A                  INVESTOR B                  INVESTOR C
                               PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                 4/10/00                4/10/00                     4/10/00                     4/10/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                1.57%          1.29%        -4.59%         0.58%        -4.42%         0.58%        -0.42%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                 -15.94%        -16.18%       -18.66%       -16.78%       -18.49%       -16.78%       -16.78%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS SMALL COMPANY FUND

SMALLCAP STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by
the SmallCap Strategies
Team of Banc of America
Capital Management, LLC,
investment sub-adviser
to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Small Company
Fund Investor A Shares
provided shareholders
with a total return of
9.76%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We believe the potential for above-average returns may be attained through investment in small companies that are strategically well positioned to achieve rapid growth in earnings. We typically invest in companies between $200 million and $2 billion in market capitalization with projected growth in profits of at least 20%. Companies are subject to thorough fundamental analysis and we attempt to identify companies that display a competitive edge, financial strength, management expertise, solid partnerships and valuation attractiveness.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Over the last 12 months, most equities reacted positively to the Federal Reserve Board's (the "Fed") continued easing of interest rates and the potential economic recovery ahead of us. Within the Fund, it was good stock selection that allowed us to outperform our benchmark, the Russell 2000 Growth Index.*** For the period ending March 31, 2002, Nations Small Company Fund (Investor A shares) returned 9.76%, substantially outperforming the benchmark, which returned 4.95%.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Even though the economy and market contained a great deal of uncertainty during the latter half of the year, it ended on a positive note. Regardless of market or economic conditions, we attempt to be "style consistent" and disciplined in our approach to investing. We continually look for the best-quality small company growth stocks that are generating solid earnings and cash flows while trading at reasonable valuations. Through the course of the year, the Fund held slightly more stocks than normal as a means of seeking diversification and risk management. The

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL
                           RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY
                           STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL COMPANY FUND

SMALLCAP STRATEGIES TEAM COMMENTARY continued

                           Fund also held slightly more cash than normal during the latter half of the year, putting us in an excellent position to take advantage of compelling investment opportunities.

                           WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Financial stocks generally fared better than most during the year, as they generally displayed stable earnings, a higher return on equity and lower volatility. They benefited from lower interest rates, a new tax plan and minimal foreign exposure. Financial stocks in the Fund, such as City National Corporation, were rewarded for steady and positive earnings growth. Stocks such as Affiliated Managers Group, Inc., were rewarded for their healthy cash flow, strong brand name recognition, and potential growth in assets resulting from components of the new tax plan.

                           The Fund's technology stocks fared well during the period, resulting from good stock selection combined with investors feeling more comfortable about a potential rebound in technology during the coming year. Strength in the Fund was broad based with gains in the network equipment, computer services and software sectors. TTI Team Telecom International Ltd. was up nearly 125%, as they consistently reported strong revenue and earnings, maintained a healthy pipeline/backlog of business and continued to extend their product line and customer reach. CCor.net was up nearly 170% due to strong cable equipment demand that continued from major service providers. In addition, Ccor.net hosted a well-received analyst day where senior management displayed confidence in future business trends.

                           WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The Fund's energy stocks suffered slight losses during the period. Falling natural gas prices, economic uncertainty and a potential OPEC market share battle led to broad-based weakness in the sector. Exploration and production, integrated oil and oil services were all affected. Stocks within the Fund that declined included Precision Drilling Corporation, Patterson-UTI Energy, Inc. and Energen Corporation.

                           Communication stocks also detracted from performance. There was a clear weakness in the telecommunication services industry, which contributed to the decline. During the second half of the year, investors cited unimpressive earnings results, slowing industry growth, competitive pricing and weak subscriber numbers as reasons to invest elsewhere. Within the Fund, both AirGate PCS, Inc. and Triton PCS Holdings Inc. declined over 50%.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We remain optimistic regarding the outlook for small-capitalization stocks in the coming year. Small-cap stocks, we believe, may continue their relative positive performance versus other investments due to compelling earnings and valuations, minimal foreign exposure and history's lesson that small-cap stocks (notably small-cap growth stocks) typically outperform other stocks coming out of a recession. As such, we are indeed optimistic about the year ahead. Nations Small Company Fund is positioned with holdings that we feel could provide the greatest performance.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 82

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 3.5%  Specialty stores
 3.7%  Commercial services
 3.9%  Commercial banking
 4.3%  Finance - Miscellaneous
 4.3%  Semiconductors
 4.9%  Software
 5.2%  Networking and telecommunications equipment
 5.4%  Medical devices and supplies
 8.2%  Pharmaceuticals
 8.4%  Health services
48.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Affiliated Managers Group, Inc.         2.6%
                                                                            -------------------------------------------------
                                                                              2  City National Corporation               2.2%
                                                                            -------------------------------------------------
                                                                              3  C-COR.Net Corporation                   2.1%
                                                                            -------------------------------------------------
                                                                              4  Orthodontic Centers of America, Inc.    1.9%
                                                                            -------------------------------------------------
                                                                              5  Martek Biosciences Corporation          1.9%
                                                                            -------------------------------------------------
                                                                              6  Province Healthcare Company             1.8%
                                                                            -------------------------------------------------
                                                                              7  Cato Corporation                        1.8%
                                                                            -------------------------------------------------
                                                                              8  Kinder Morgan Energy Partners, LP       1.7%
                                                                            -------------------------------------------------
                                                                              9  Career Education Corporation            1.7%
                                                                            -------------------------------------------------
                                                                             10  TTI Team Telecom International Ltd.     1.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                          NATIONS CAPITAL       RUSSELL 2000 FUNDS    RUSSELL 2000 GROWTH      LIPPER SMALL CAP
                                            GROWTH FUND              AVERAGE                  FUND               GROWTH INDEX
                                          ---------------       ------------------    -------------------      ----------------
Dec. 12 1995                                   9425.00               10000.00               10000.00               10000.00
1995                                           9313.00               10264.00               10213.00                9879.00
1996                                          11169.00               11957.00               11302.00               11719.00
1997                                          13343.00               14630.00               12710.00               13707.00
1998                                          13506.00               14257.00               12812.00               14486.00
1999                                          20868.00               17288.00               18258.00               23438.00
2000                                          20486.00               16766.00               14119.00               22278.00
2001                                          17984.00               17183.00               12770.00               19874.00
Mar. 31 2002                                  18204.00               17867.00               12520.00               19355.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                          NATIONS CAPITAL       RUSSELL 2000 FUNDS    RUSSELL 2000 GROWTH      LIPPER SMALL CAP
                                            GROWTH FUND              AVERAGE                  FUND               GROWTH INDEX
                                          ---------------       ------------------    -------------------      ----------------
Dec. 12 1995                                  10000.00               10000.00               10000.00               10000.00
1995                                           9881.00               10264.00               10213.00                9879.00
1996                                          11850.00               11957.00               11302.00               11719.00
1997                                          14157.00               14630.00               12710.00               13707.00
1998                                          14330.00               14257.00               12812.00               14486.00
1999                                          22141.00               17288.00               18258.00               23438.00
2000                                          21736.00               16766.00               14119.00               22278.00
2001                                          19081.00               17183.00               12770.00               19874.00
Mar. 31 2002                                  19315.00               17867.00               12520.00               19355.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/12/95 through
      3/31/02)              11.01%     9.97%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. Figures for the Russell 2000 Index, an unmanaged capitalization weighted index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market, include reinvestment of dividends. Figures for the Russell 2000 Growth Index, an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations of less than $3 billion. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                         PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                         NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                           12/12/95             12/12/95                  12/12/95                  9/22/97
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         10.08%         9.76%        3.49%        8.94%        3.94%        8.97%        7.97%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    13.99%        13.72%       11.49%       12.95%       12.16%       12.94%       12.94%
5 YEARS                                    11.80%        11.53%       10.21%       10.75%       10.48%        --           --
SINCE INCEPTION                            11.34%        11.01%        9.97%       10.28%       10.28%        4.63%        4.63%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Russell 2000 Index. The Fund changed the index to which it compares its performance because the Russell 2000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS FINANCIAL SERVICES FUND

GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Growth Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Financial Services
Fund Investor A Shares
provided shareholders with
a total return of 3.41%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS FINANCIAL SERVICES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Financial Services Fund seeks to employ a long-term, capital appreciation strategy through investments primarily in the financial services sector. Securities are generally held in the Fund between a two- to four-year time horizon. We "build" the Fund by employing an integrated approach to portfolio construction. We start with a macro view, forecasting factors for the overall economy, as well as within the financial services sector. We then combine fundamental and quantitative research analysis to select companies within the financial services industry that we believe will grow faster and/or longer than consensus expectations. The Fund typically invests in companies that we believe are recognized leaders, have strong track records and possess key competitive advantages. Through our "top down" framework and the "bottom-up" stock selection, we create a portfolio of 40-60 securities.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           The last year has been another tough one for investors. Profits of many large-growth companies continued to decline throughout the year, the domestic economy suffered its first recession in over a decade and on September 11, 2001 the U.S. witnessed the terrorist attacks on the World Trade Center and the Pentagon. In spite of the negative surprises and the accompanying market volatility, many of the major stock indices finished the year in positive territory. The Nasdaq Composite Index*** ended the year at 0.28%, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")&, the Fund's benchmark, had a return of 0.16%. Nations Financial Services Fund (Investor A Shares) returned 3.41% for the 12-month period ended March 31, 2002.

                           There were two basic market trends during the reporting period. Between April 1, 2001 and September 21, 2001, the market generally continued to focus on slowing economic growth and the dramatic drop in corporate profits. After the events of last fall, many investors began to focus on their personal financial liquidity and became

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FINANCIAL SERVICES FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           increasingly optimistic that an economic recovery was in the foreseeable future due to the Federal Reserve Board's lowering of interest rates as well as the fiscal stimulus package proposed by the government.

                           As the year progressed, many investors rotated through the financial services sector and at various points found different industries and companies attractive. One constant concern was the potential of deteriorating credit quality. While this concern plagued many banks for much of the reporting period, it was the primary driver of performance for consumer-lending stocks. Investors seemed hesitant to invest in brokerage stocks as the level of trading activity decreased during the year as did investment banking revenues. Last, but certainly not least, asset management stocks struggled due to falling market values.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Nations Financial Services Fund remained conservatively positioned throughout the early part of the year. The Fund maintained a larger than usual cash position and invested in high-quality, defensive names within the sector. Prior to the tragic events of September 11, 2001, the Fund was overweighted in the more stable growth companies within the financial services sector. Subsequent to September 11, 2001, the Fund significantly increased its exposure to companies more leveraged to an economic upturn.

                           WHAT STOCKS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           As we mentioned, prior to the tragic events of last fall, the Fund was overweighted in what we believed were the more stable growth companies within the financial services sector, including Fannie Mae, Freddie Mac and Automatic Data Processing. After September 11, 2001, the Fund significantly increased its exposure to brokers and asset managers. Throughout the reporting period, the numerous interest rate reductions were something of a "wind at the back" of the group. However, investor concerns over credit quality deterioration allowed the stocks of companies such as Fannie Mae, Freddie Mac, USA Education, Inc. and credit/debit card processors such as Concord EFS, Inc. to lead the Fund's performance. Later in the year, companies more leveraged to an economic recovery, including Merrill Lynch & Company, Inc., Morgan Stanley Dean Witter & Company, Household International, Inc. and AmeriCredit Corporation took over leadership in the Fund. These stocks, while volatile in the second half of the fiscal year, significantly contributed to the Fund's performance.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Over the last year, the vast majority of the stocks in Nations Financial Services Fund posted nominal gains. The primary disappointment for the Fund was American International Group, Inc., an insurance company that met with some specific challenges regarding pricing and growth potential. J.P. Morgan Company also underperformed as the company was hit with both a significant decrease in investment banking revenues and credit losses. While down for the year, stocks

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 86

NATIONS FINANCIAL SERVICES FUND

GROWTH STRATEGIES TEAM COMMENTARY continued

                           such as Household International, Inc., Citigroup Inc. and Freddie Mac, posted strong second half returns.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           We are optimistic about the prospects for the next year. Most signs, we feel, point to a better economic environment over the next twelve months. We believe the recession appears to have ended sometime in the first calendar quarter. Inflation remains tame, and economic growth appears to be accelerating. Inventory levels are low, while valuations in the equity market appear reasonable. These factors could contribute to better earnings growth that may be reflected in higher stock market valuations.

                           Two issues facing financial services stocks that we are mindful of are the possibility of higher credit losses and the potential of rising interest rates over the next few quarters. Credit losses have historically increased through the early recovery portion of the economic cycle as unemployment peaks. It is our belief that we are currently seeing peak unemployment rates with the beginning of the second quarter of 2002. Also, we feel that credit deterioration over the next few quarters will be very modest and is largely priced into the stocks. Rising interest rates are more of a concern. Historically, interest sensitive stocks do not fair well versus the broader market when interest rates are rising. We are forecasting a modest increase in interest rates, primarily focused on the "short end" of the yield curve. We anticipate rising interest rates on bonds with less than a seven-year maturity and fairly stable rates on longer-term bonds. We have positioned the Fund to take advantage of asset management and brokerage stocks that we believe may do well in light of this scenario and as the stock market rises. We have reduced exposure to the most interest sensitive holdings, which we believe may bode well for the Fund's performance if interest rates rise modestly.

NATIONS FINANCIAL SERVICES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 0.9%  Health services
 4.7%  Finance - Miscellaneous
 9.0%  Computer services
13.0%  Insurance
19.8%  Consumer credit and mortgages
20.7%  Investment services
22.6%  Commercial banking
 9.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  AmeriCredit Corporation                 5.1%
                                                                            -------------------------------------------------
                                                                              2  Citigroup Inc.                          5.0%
                                                                            -------------------------------------------------
                                                                              3  American International Group, Inc.      4.6%
                                                                            -------------------------------------------------
                                                                              4  MBNA Corporation                        4.5%
                                                                            -------------------------------------------------
                                                                              5  Concord EFS, Inc.                       4.0%
                                                                            -------------------------------------------------
                                                                              6  Household International, Inc.           3.8%
                                                                            -------------------------------------------------
                                                                              7  Morgan Stanley Dean Witter & Company    3.6%
                                                                            -------------------------------------------------
                                                                              8  Merrill Lynch & Company, Inc.           3.6%
                                                                            -------------------------------------------------
                                                                              9  Charter One Financial, Inc.             3.1%
                                                                            -------------------------------------------------
                                                                             10  Compass Bancshares, Inc.                3.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS FINANCIAL SERVICES FUND
PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                               LIPPER FINANCIAL
                                         NATIONS FINANCIAL      STANDARD & POOR'S      STANDARD & POOR'S        SERVICES FUNDS
                                           SERVICES FUND            500 INDEX           FINANCIALS INDEX           AVERAGE
                                         -----------------      -----------------      -----------------       ----------------
Mar. 30 2001                                  9425.00                10000.00               10000.00               10000.00
                                              9877.00                10585.00               10787.00               10797.00
                                              8662.00                 9032.00                9377.00                9596.00
                                              9464.00                 9997.00               10076.00               10271.00
Mar. 31 2002                                  9746.00                10016.00               10424.00               10720.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                               LIPPER FINANCIAL
                                         NATIONS FINANCIAL      STANDARD & POOR'S      STANDARD & POOR'S        SERVICES FUNDS
                                           SERVICES FUND            500 INDEX           FINANCIALS INDEX           AVERAGE
                                         -----------------      -----------------      -----------------       ----------------
Mar. 30 2001                                  10000.00               10000.00               10000.00               10000.00
                                              10480.00               10585.00               10787.00               10797.00
                                               9190.00                9032.00                9377.00                9596.00
                                              10041.00                9997.00               10076.00               10271.00
Mar. 31 2002                                  10341.00               10016.00               10424.00               10720.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (03/30/01 through
      3/31/02)              3.39%      -2.53%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Financial Services Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. The Standard & Poor's Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. Funds in the Lipper Financial Services Funds Average invest at least 65% of its portfolio in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms. The Indices and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                               PRIMARY A         INVESTOR A              INVESTOR B              INVESTOR C
                                                              NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                 03/30/01           03/30/01                03/30/01                12/13/01
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               3.71%        3.41%      -2.53%      2.70%      -2.30%         --           --
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                  3.69%        3.39%      -2.53%      2.69%      -1.29%       5.86%       4.86%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          COMMON STOCKS -- 11.2%
          APPAREL AND TEXTILES -- 0.5%
 30,000   Jones Apparel Group, Inc.!!..............................   $  1,049
 77,000   Reebok International, Ltd.!!.............................      2,081
                                                                      --------
                                                                         3,130
                                                                      --------
          COMMERCIAL BANKING -- 1.0%
100,000   Fifth Third Bancorp......................................      6,748
                                                                      --------
          DIVERSIFIED MANUFACTURING -- 0.2%
 30,000   General Electric Company.................................      1,124
                                                                      --------
          ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
      1   TXU Corporation..........................................          0++
                                                                      --------
          HEALTH SERVICES -- 0.3%
 20,000   Laboratory Corporation of America Holdings!!.............      1,917
                                                                      --------
          HEAVY MACHINERY -- 0.9%
118,439   Ingersoll-Rand Company...................................      5,924
                                                                      --------
          INSURANCE -- 2.0%
 80,000   Allstate Corporation.....................................      3,022
 24,000   AmerUs Group Company.....................................        923
 85,000   Philadelphia Consolidated Holding Corporation!!..........      3,383
186,750   Protective Life Corporation..............................      5,822
                                                                      --------
                                                                        13,150
                                                                      --------
          INTEGRATED OIL -- 0.3%
 60,000   Unocal Corporation.......................................      2,337
                                                                      --------
          INVESTMENT SERVICES -- 0.2%
 30,000   Merrill Lynch & Company, Inc. ...........................      1,661
                                                                      --------
          MEDICAL DEVICES AND SUPPLIES -- 1.0%
104,646   Johnson & Johnson........................................      6,797
                                                                      --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.2%
 93,000   Comverse Technology, Inc.!!..............................      1,178
                                                                      --------
          OILFIELD SERVICES -- 2.2%
151,500   Diamond Offshore Drilling, Inc. .........................      4,736
299,651   Pride International, Inc.!!..............................      4,764
150,000   Transocean Sedco Forex Inc. .............................      4,984
                                                                      --------
                                                                        14,484
                                                                      --------
          PHARMACEUTICALS -- 0.4%
 95,000   Schering-Plough Corporation..............................      2,974
                                                                      --------
          RAILROADS, TRUCKING AND SHIPPING -- 0.9%
150,000   CSX Corporation..........................................      5,717
                                                                      --------

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          RESTAURANTS -- 0.3%
 70,000   McDonald's Corporation...................................   $  1,943
                                                                      --------
          SEMICONDUCTORS -- 0.7%
100,315   Motorola, Inc. ..........................................      4,455
 30,000   RF Micro Devices, Inc.!!.................................        537
                                                                      --------
                                                                         4,992
                                                                      --------
          SOFTWARE -- 0.1%
 13,000   Mercury Interactive Corporation!!........................        489
 20,000   Rational Software Corporation!!..........................        317
                                                                      --------
                                                                           806
                                                                      --------
          TOTAL COMMON STOCKS
            (Cost $72,977).........................................     74,882
                                                                      --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 55.5%
            AEROSPACE AND DEFENSE -- 1.2%
 $ 6,500    L-3 Communications Holdings, Inc.,
              4.000% 09/15/11@.......................................      7,694
                                                                        --------
            APPAREL AND TEXTILES -- 1.5%
  10,000    Jones Apparel Group, Inc.,
              3.793%*** 02/01/21@....................................      5,175
   3,405    Reebok International Ltd.,
              4.250%** 03/01/21@.....................................      3,520
     980    Reebok International Ltd.,
              4.250%** 03/01/21......................................      1,013
                                                                        --------
                                                                           9,708
                                                                        --------
            BEVERAGES -- 0.9%
   5,700    Convertibles Ltd.,
              2.000% 10/15/07@.......................................      5,821
                                                                        --------
            BROADCASTING AND CABLE -- 1.3%
   4,500    AT&T Corporation -- Liberty Media Group,
              3.250% 03/15/31@.......................................      4,617
   1,925    Charter Communications, Inc.,
              4.750% 06/01/06........................................      1,497
     750    EchoStar Communications Corporation,
              5.750% 05/15/08@.......................................        697
   1,975    Liberty Media Corporation,
              3.250% 03/15/31........................................      2,027
                                                                        --------
                                                                           8,838
                                                                        --------
            COMMERCIAL BANKING -- 0.8%
   5,625    JMH Finance Ltd.,
              4.750% 09/06/07@.......................................      5,337
                                                                        --------
            COMMERCIAL SERVICES -- 1.1%
   6,280    Acxiom Corporation,
              3.750% 02/15/09@.......................................      7,261
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMPUTER SERVICES -- 3.7%
 $ 4,800    Affiliated Computer Services, Inc., Class A,
              3.500% 02/15/06@.......................................   $  6,870
   6,300    First Data Corporation,
              2.000% 03/01/08........................................      7,568
   3,195    Symantec Corporation,
              3.000% 11/01/06@.......................................      4,441
     975    The BISYS Group, Inc.,
              4.000% 03/15/06........................................      1,205
   3,850    The BISYS Group, Inc.,
              4.000% 03/15/06@.......................................      4,760
                                                                        --------
                                                                          24,844
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.4%
   5,400    Hewlett-Packard Company,
              4.712%*** 10/14/17.....................................      2,619
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 1.1%
   7,455    Best Buy Company, Inc.,
              2.250% 01/15/22@.......................................      7,641
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 2.4%
   6,775    Electro Scientific Industries, Inc.,
              4.250% 12/21/06........................................      7,782
   2,995    SCI Systems, Inc.,
              3.000% 03/15/07........................................      2,269
   5,840    Tech Data Corporation,
              2.000% 12/15/21@.......................................      5,877
                                                                        --------
                                                                          15,928
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 1.1%
   9,500    SPX Corporation,
              3.358%*** 02/06/21@....................................      7,184
                                                                        --------
            EDUCATION -- 1.0%
     970    School Specialty Inc.,
              6.000% 08/01/08........................................      1,059
   5,330    School Specialty, Inc.,
              6.000% 08/01/08@.......................................      5,816
                                                                        --------
                                                                           6,875
                                                                        --------
            EXPLORATION AND PRODUCTION -- 1.8%
   4,705    Devon Energy Corporation,
              4.950% 08/15/08........................................      4,729
   6,425    Kerr-McGee Corporation,
              5.250% 02/15/10........................................      7,629
                                                                        --------
                                                                          12,358
                                                                        --------
            FOOD PRODUCTS -- 1.0%
   5,500    Performance Food Group Company,
              5.500% 10/16/08........................................      6,683
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            HEALTH SERVICES -- 2.1%
 $ 3,545    AmeriSource Health Corporation, Class A,
              5.000% 12/01/07@.......................................   $  5,238
   5,530    Universal Health Services, Inc., Class B,
              .426% 06/23/20@........................................      3,069
   5,880    WebMD Corporation,
              3.250% 04/01/07@.......................................      5,821
                                                                        --------
                                                                          14,128
                                                                        --------
            INSURANCE -- 3.0%
   5,892    Ohio Casualty Corporation,
              5.000% 03/19/22@.......................................      6,312
   5,850    PMI Group Inc.,
              2.500% 07/15/21@.......................................      6,406
   7,000    Radian Group Inc.,
              2.250% 01/01/22@.......................................      7,481
                                                                        --------
                                                                          20,199
                                                                        --------
            LODGING AND RECREATION -- 1.2%
   7,175    GTECH Holdings Corporation,
              1.750% 12/15/21@.......................................      7,794
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 3.0%
   7,400    Apogent Technologies Inc.,
              2.250% 10/15/21@.......................................      7,650
   7,410    Charles River Labs Inc.,
              3.500% 02/01/22@.......................................      7,401
   4,750    Invitrogen Corporation,
              5.500% 03/01/07@.......................................      4,138
     900    Invitrogen Corporation,
              5.500% 03/01/07........................................        784
                                                                        --------
                                                                          19,973
                                                                        --------
            METALS AND MINING -- 0.4%
   1,000    Freeport-McMoRan Copper & Gold, Inc., Class B,
              8.250% 01/31/06........................................      1,449
     950    Freeport-McMoRan Copper & Gold, Inc., Class B,
              8.250% 01/31/06@.......................................      1,376
                                                                        --------
                                                                           2,825
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
   6,329    Adaptec, Inc.,
              3.000% 03/05/07@.......................................      6,977
   4,700    Comverse Technology, Inc.,
              1.500% 12/01/05@.......................................      3,584
   7,570    Nortel Networks Corporation,
              4.250% 09/01/08@.......................................      5,337
                                                                        --------
                                                                          15,898
                                                                        --------
            OILFIELD SERVICES -- 2.8%
   4,850    Diamond Offshore Drilling Inc.,
              1.500% 04/15/31@.......................................      4,480
     550    Diamond Offshore Drilling, Inc.,
              1.500% 04/15/31........................................        508
   5,306    Hanover Compressor Company,
              4.750% 03/15/08........................................      4,304
   3,890    Loews Corporation,
              3.125% 09/15/07........................................      3,302

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
 $   966    SEACOR SMIT, Inc.,
              5.380% 11/05/06........................................   $  1,110
     522    SEACOR SMIT, Inc.,
              5.375% 11/15/06@.......................................        600
   5,050    Transocean Sedco Forex Inc.,
              1.500% 05/15/21........................................      4,501
                                                                        --------
                                                                          18,805
                                                                        --------
            PHARMACEUTICALS -- 3.2%
   5,000    Cephalon, Inc.,
              5.250% 05/01/06@.......................................      5,350
   4,310    Genzyme Corporation,
              3.000% 05/15/21@.......................................      4,068
   2,125    Gilead Sciences, Inc.,
              5.000% 12/15/07@.......................................      3,485
   5,700    IVAX Corporation,
              4.500% 05/15/08@.......................................      4,457
   1,940    Teva Pharmaceuticals Finance, LLC,
              1.500% 10/15/05@.......................................      1,913
   2,420    Teva Pharmaceuticals Finance, NV,
              .750% 08/15/21@........................................      2,242
                                                                        --------
                                                                          21,515
                                                                        --------
            PUBLISHING AND ADVERTISING -- 1.6%
   2,000    Interpublic Group of Companies, Inc.,
              1.870% 06/01/06........................................      1,648
   2,020    Interpublic Group of Companies, Inc.,
              1.870% 06/01/06@.......................................      1,664
   6,755    Lamar Advertising Company,
              5.250% 09/15/06........................................      7,286
                                                                        --------
                                                                          10,598
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.5%
   3,928    Airborne, Inc.,
              5.750% 04/01/07@.......................................      4,080
   5,455    GATX Corporation,
              7.500% 02/01/07@.......................................      6,314
   6,520    United Parcel Service, Inc., Class B,
              1.750% 09/27/07........................................      6,594
                                                                        --------
                                                                          16,988
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
   3,800    EOP Operating, LP,
              7.250%** 11/15/08@.....................................      4,023
                                                                        --------
            RETAIL -- SPECIALTY -- 0.8%
   5,975    J.C. Penney Company, Inc.,
              5.000% 10/15/08@.......................................      5,572
                                                                        --------
            SEMICONDUCTORS -- 5.3%
   7,140    Agilent Technologies, Inc.,
              3.000% 12/01/21@.......................................      8,926
     830    ASML Holding N.V.,
              5.750% 10/15/06@.......................................      1,311
   5,330    AT&T Corporation - Liberty Media Group,
              3.500% 01/15/31@.......................................      3,838

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
 $   585    ATMI Inc.,
              5.250% 11/15/06@.......................................   $    931
     488    Axcelis Technologies, Inc.,
              4.250% 01/15/07@.......................................        481
   4,818    Fairchild Semiconductor Corporation,
              5.000% 11/01/08@.......................................      5,902
   4,950    General Semiconductor, Inc.,
              5.750% 12/15/06........................................      4,907
   4,801    LSI Logic Corporation,
              4.000% 11/01/06@.......................................      4,633
   3,890    Veeco Instruments Inc.,
              4.125% 12/21/08@.......................................      4,381
                                                                        --------
                                                                          35,310
                                                                        --------
            SOFTWARE -- 3.6%
   1,950    BEA Systems, Inc.,
              4.000% 12/15/06........................................      1,625
   4,280    Citrix Systems, Inc.,
              5.239%*** 03/22/19@....................................      1,776
   1,000    Citrix Systems, Inc.,
              5.239%*** 03/22/19.....................................        415
   4,906    Computer Associates International, Inc.,
              5.000% 03/15/07@.......................................      5,752
   4,855    HNC Software Inc.,
              5.250% 09/01/08@.......................................      4,442
   7,540    Mercury Interactive Corporation,
              4.750% 07/01/07                                              6,243
   2,620    Network Associates, Inc.,
              5.250% 08/15/06@.......................................      4,028
                                                                        --------
                                                                          24,281
                                                                        --------
            SPECIALTY STORES -- 1.9%
   5,295    Barnes & Noble, Inc.,
              5.250% 03/15/09@.......................................      6,116
   5,920    Gap, Inc.,
              5.750% 03/15/09@.......................................      6,852
                                                                        --------
                                                                          12,968
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 1.8%
   4,000    AT&T Corporation -- Liberty Media Group,
              4.000% 11/15/29@.......................................      2,080
   3,000    AT&T Corporation -- Liberty Media Group,
              4.000% 11/15/29........................................      1,560
   1,250    Bell Atlantic Financial Services,
              5.750% 04/01/03@.......................................      1,264
   1,000    Bell Atlantic Financial Services,
              5.750% 04/01/03........................................      1,012
   4,105    Telefonos de Mexico SA, de CV, Series A,
              4.250% 06/15/04........................................      5,793
                                                                        --------
                                                                          11,709
                                                                        --------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $358,327)........................................    371,377
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS -- 31.6%
            AEROSPACE AND DEFENSE -- 2.9%
  66,600    Northrop Grumman Corporation.............................   $  8,134
 114,200    Raytheon Company.........................................      7,767
  97,000    Titan Capital Trust......................................      3,771
                                                                        --------
                                                                          19,672
                                                                        --------
            AUTOMOTIVE -- 2.4%
 105,750    Ford Motor Company Capital Trust II!!....................      5,947
 386,200    General Motors Corporation...............................     10,266
                                                                        --------
                                                                          16,213
                                                                        --------
            BROADCASTING AND CABLE -- 1.1%
 299,980    Equity Securities Trust II...............................      7,260
                                                                        --------
            COMMERCIAL BANKING -- 3.5%
  25,000    Bank United Corporation!!................................          3
 146,600    Commerce Bancorp, Inc.!!.................................      7,733
 111,400    Sovereign Capital Trust II...............................      8,911
 112,000    Washington Mutual Capital Trust I........................      5,390
  19,000    Washington Mutual Inc. ..................................      1,386
                                                                        --------
                                                                          23,423
                                                                        --------
            COMPUTER SERVICES -- 1.1%
 143,550    Electronic Data Systems Corporation......................      7,256
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
  77,580    Xerox Corporation........................................      5,411
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 0.7%
 203,600    Solectron Corporation....................................      4,449
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.8%
  59,000    Ameren Corporation.......................................      1,599
 174,150    Duke Energy Corporation..................................      4,478
  82,000    NiSource Inc. ...........................................      3,674
  14,300    NRG Energy, Inc. ........................................        191
 145,300    PPL Capital Fund Trust I.................................      3,008
  74,000    TXU Corporation..........................................      4,203
  45,580    TXU Corporation..........................................      1,307
                                                                        --------
                                                                          18,460
                                                                        --------
            HEALTH SERVICES -- 1.3%
  58,200    Anthem, Inc. ............................................      4,237
  43,300    Express Scripts..........................................      4,373
                                                                        --------
                                                                           8,610
                                                                        --------
            HEAVY MACHINERY -- 0.4%
  21,800    Cummins Capital Trust I..................................      1,283
  25,000    Cummins Capital Trust I@.................................      1,472
                                                                        --------
                                                                           2,755
                                                                        --------

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS -- 0.4%
 68,430   Newell Financial Trust I.................................   $  2,831
                                                                      --------
          INSURANCE -- 4.8%
 60,000   ACE Ltd. ................................................      4,748
 50,000   Metlife Capital Trust I..................................      4,893
131,375   Prudential Financial Inc.!!..............................      7,256
130,000   Reinsurance Group of America Inc. .......................      6,175
368,300   Travelers Property Casualty Corporation, Class A.........      9,759
                                                                      --------
                                                                        32,831
                                                                      --------
          INTEGRATED OIL -- 0.7%
 90,000   Unocal Corporation.......................................      4,590
                                                                      --------
          NATURAL GAS DISTRIBUTION -- 0.4%
 90,400   El Paso Corporation......................................      2,792
                                                                      --------
          NATURAL GAS PIPELINES -- 1.0%
259,900   Williams Companies Inc. .................................      6,661
                                                                      --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.3%
157,500   Merrill Lynch Pfd STRIDES................................      2,662
 66,200   Lucent Technologies Inc. ................................      6,057
                                                                      --------
                                                                         8,719
                                                                      --------
          PACKAGING AND CONTAINERS -- 1.1%
154,410   Sealed Air Corporation...................................      7,080
                                                                      --------
          PAPER AND FOREST PRODUCTS -- 1.5%
 93,150   Boise Cascade Corporation................................      5,210
100,100   International Paper Capital Trust........................      4,642
                                                                      --------
                                                                         9,852
                                                                      --------
          RAILROADS, TRUCKING AND SHIPPING -- 1.0%
 58,400   Union Pacific Capital Trust..............................      2,920
 72,000   Union Pacific Capital Trust@.............................      3,600
                                                                      --------
                                                                         6,520
                                                                      --------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.1%
 86,000   Apartment Investment & Management Company, Class A.......      2,460
181,200   Equity Residential Properties Trust......................      4,613
                                                                      --------
                                                                         7,073
                                                                      --------
          RESTAURANTS -- 0.2%
 20,100   Wendy's Financing I......................................   $  1,350
                                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          TELECOMMUNICATIONS SERVICES -- 1.1%
170,000   Citizens Communications Company..........................   $  3,952
 79,300   Citizens Utilities Trust.................................      3,729
                                                                      --------
                                                                         7,681
                                                                      --------
          TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $191,836)........................................    211,489
                                                                      --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 0.7%
            (Cost $4,556)
  4,556   Nations Cash Reserves, Capital Class Shares#.............      4,556
                                                                      --------
          TOTAL INVESTMENTS
            (Cost $627,696*)................................   99.0%   662,304
                                                                      --------
          OTHER ASSETS AND LIABILITIES (NET)................    1.0%
          Cash.....................................................   $  2,558
          Receivable for investment securities sold................     11,047
          Receivable for Fund shares sold..........................      2,796
          Dividends receivable.....................................        478
          Interest receivable......................................      2,802
          Payable for Fund shares redeemed.........................     (1,229)
          Investment advisory fee payable..........................       (359)
          Administration fee payable...............................       (127)
          Shareholder servicing and distribution fees payable......       (162)
          Payable for investment securities purchased..............    (10,995)
          Accrued Trustees' fees and expenses......................        (39)
          Accrued expenses and other liabilities...................       (236)
                                                                      --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET).................      6,534
                                                                      --------
          NET ASSETS........................................  100.0%  $668,838
                                                                      ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income......................   $  1,659
          Accumulated net realized loss on investments sold........    (38,278)
          Net unrealized appreciation of investments...............     34,608
          Paid-in capital..........................................    670,849
                                                                      --------
          NET ASSETS...............................................   $668,838
                                                                      ========

                                                                       VALUE
------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($236,201,589 / 14,738,723 shares outstanding).........     $16.03
                                                                        ------
                                                                        ------
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($321,857,957 / 20,093,721 shares outstanding).........     $16.02
                                                                        ------
                                                                        ------

                                                                         5.75%
          Maximum sales charge.....................................
                                                                        $17.00
          Maximum offering price per share.........................

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($90,408,194 / 5,693,598 shares outstanding)...........     $15.88
                                                                        ------
                                                                        ------
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($20,370,042 / 1,269,971 shares outstanding)...........     $16.04
                                                                        ------
                                                                        ------

---------------

  * Federal income tax information (see Note 9).

  **Variable rate security. The interest rate shown reflects the rate in effect at March 31, 2002.

 ***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

   @Security exempt from registration under Rule 144A of the Securities
    Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  !!Non-income producing security.

  & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

  # Money market mutual fund registered under the Investment Company
    Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.5%
            ASSET-BACKED -- AUTO LOANS -- 0.3%
$    800    Americredit Automobile Receivables Trust,
              Series 2001-B, Class A4,
              5.370% 06/12/08........................................   $    811
     450    Ford Credit Auto Owner Trust,
              Series 2002-B, Class B,
              5.180% 10/16/06........................................        450
                                                                        --------
                                                                           1,261
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.1%
     500    Citibank Credit Card Master Trust I,
              Series 1999-5, Class A,
              6.100% 05/15/08........................................        515
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.1%
     167    First Plus Home Loan Trust,
              Series 1998-2, Class M1,
              7.220% 05/10/24........................................        169
      36    IMC Home Equity Loan Trust,
              Series 1997-5, Class A7,
              6.900% 01/20/22........................................         37
                                                                        --------
                                                                             206
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $1,959)..........................................      1,982
                                                                        --------

 SHARES
---------
            COMMON STOCKS -- 58.3%
            AEROSPACE AND DEFENSE -- 1.9%
  50,000    Boeing Company...........................................      2,413
  12,800    General Dynamics Corporation.............................      1,203
   9,500    Lockheed Martin Corporation..............................        547
  42,900    United Technologies Corporation..........................      3,182
                                                                        --------
                                                                           7,345
                                                                        --------
            AIRLINES -- 0.4%
  66,000    AMR Corporation!!........................................      1,743
                                                                        --------
            AUTOMOTIVE -- 0.9%
  26,500    Delphi Automotive Systems Corporation....................        424
  11,200    General Motors Corporation(a)............................        677
  52,950    Lear Corporation!!.......................................      2,520
                                                                        --------
                                                                           3,621
                                                                        --------
            BEVERAGES -- 1.7%
  17,500    Anheuser-Busch Companies, Inc. ..........................        914
  34,300    Coca-Cola Company........................................      1,793
   2,700    Constellation Brands, Inc.!!.............................        148
   1,000    Pepsi Bottling Group, Inc. ..............................         26
  70,430    PepsiCo, Inc. ...........................................      3,626
                                                                        --------
                                                                           6,507
                                                                        --------
            BROADCASTING AND CABLE -- 2.4%
 110,000    AOL Time Warner Inc.!!...................................      2,602
  47,000    Cablevision Systems Corporation!!(a).....................      1,598

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 105,000    Comcast Corporation, Class A(a)..........................   $  3,339
  37,567    Viacom Inc., Class B!!...................................      1,817
                                                                        --------
                                                                           9,356
                                                                        --------
            COMMERCIAL BANKING -- 1.8%
 140,266    Citigroup Inc. ..........................................      6,946
                                                                        --------
            COMMERCIAL SERVICES -- 0.6%
  48,000    Cendant Corporation!!(a).................................        922
  47,400    Interpublic Group of Companies, Inc.(a)..................      1,624
                                                                        --------
                                                                           2,546
                                                                        --------
            COMPUTER SERVICES -- 1.9%
  63,000    Automatic Data Processing, Inc. .........................      3,671
 108,000    Concord EFS, Inc.!!(a)...................................      3,591
                                                                        --------
                                                                           7,262
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.3%
 108,975    Dell Computer Corporation!!..............................      2,845
 164,495    EMC Corporation!!........................................      1,961
  62,125    International Business Machines Corporation..............      6,460
     375    Micros Systems, Inc.!!...................................         10
 175,000    Sun Microsystems, Inc.!!.................................      1,544
                                                                        --------
                                                                          12,820
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 4.0%
  42,400    Fannie Mae...............................................      3,387
  80,100    Household International, Inc.(a).........................      4,550
  63,850    MBNA Corporation.........................................      2,463
  49,825    USA Education Inc. ......................................      4,872
                                                                        --------
                                                                          15,272
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 3.5%
  66,800    Sears, Roebuck and Company...............................      3,425
  84,000    Target Corporation.......................................      3,622
 111,400    Wal-Mart Stores, Inc. ...................................      6,828
                                                                        --------
                                                                          13,875
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 0.0%+
   6,200    PNM Resources Inc. ......................................        190
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 2.9%
 213,700    General Electric Company.................................      8,003
  93,000    Honeywell International Inc. ............................      3,559
                                                                        --------
                                                                          11,562
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.2%
   3,200    IDACORP, Inc. ...........................................        130
   2,700    Northwestern Corporation.................................         59
  12,300    Pinnacle West Capital Corporation........................        558
   1,100    UIL Holdings Corporation.................................         64
                                                                        --------
                                                                             811
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 1.4%
   5,800    Alliant Energy Corporation(a)............................        175
  18,200    American Electric Power Company, Inc.(a).................        839
   6,800    Conectiv, Inc. ..........................................        169
  21,000    DTE Energy Company.......................................        956
  53,500    Duke Energy Corporation..................................      2,022
   4,300    Energy East Corporation..................................         94

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
  10,900    FirstEnergy Corporation(a)...............................   $    377
  13,100    FPL Group, Inc. .........................................        780
   2,610    NSTAR....................................................        118
   1,300    RGS Energy Group Inc.(a).................................         51
                                                                        --------
                                                                           5,581
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.0%+
   3,800    Wisconsin Energy Corporation(a)..........................         95
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.3%
  18,900    Anadarko Petroleum Corporation(a)........................      1,067
                                                                        --------
            FOOD AND DRUG STORES -- 0.0%+
   2,100    Fleming Companies, Inc.(a)...............................         47
   2,300    Ruddick Corporation......................................         38
     800    United Natural Foods, Inc.!!.............................         20
                                                                        --------
                                                                             105
                                                                        --------
            FOOD PRODUCTS -- 0.9%
   1,400    American Italian Pasta Company!!.........................         64
  24,000    ConAgra Foods, Inc.(a)...................................        582
   1,300    Dean Foods Company!!(a)..................................         98
     800    Dole Food Company(a).....................................         25
  14,200    General Mills, Inc. .....................................        693
   2,400    Hormel Foods Corporation.................................         66
   1,700    International Multifoods Corporation!!...................         40
   1,800    Interstate Bakeries Corporation..........................         44
   1,300    J & J Snack Foods Corporation!!..........................         49
  17,300    Kellogg Company..........................................        581
   2,800    McCormick and Company, Inc. .............................        143
   2,700    Performance Food Group Company!!(a)......................         88
   1,100    Ralcorp Holdings, Inc.!!.................................         30
   4,100    Smithfield Foods, Inc.!!.................................        107
   9,500    Tyson Foods Inc., Class A(a).............................        119
  10,500    Unilever NV, NY Shares...................................        595
   5,300    Wm. Wrigley Jr. Company..................................        283
                                                                        --------
                                                                           3,607
                                                                        --------
            HEALTH SERVICES -- 0.7%
  17,900    Tenet Healthcare Corporation!!...........................      1,200
  20,000    UnitedHealth Group Inc. .................................      1,528
                                                                        --------
                                                                           2,728
                                                                        --------
            HOUSEHOLD PRODUCTS -- 1.6%
  13,800    Avon Products, Inc.(a)...................................        750
   2,700    Church & Dwight Company, Inc.(a).........................         80
   6,500    Fortune Brands, Inc. ....................................        321
   8,700    International Flavors & Fragrances, Inc. ................        304
  10,800    Kimberly-Clark Corporation...............................        698
  39,700    Procter & Gamble Company.................................      3,577
  11,700    The Clorox Company.......................................        510
   3,900    The Dial Corporation.....................................         70
                                                                        --------
                                                                           6,310
                                                                        --------
            HOUSING AND FURNISHING -- 0.6%
  12,400    Centex Corporation(a)....................................        644
  66,000    Masco Corporation(a).....................................      1,812
                                                                        --------
                                                                           2,456
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            INSURANCE -- 1.2%
  66,694    American International Group, Inc. ......................   $  4,811
                                                                        --------
            INTEGRATED OIL -- 3.9%
  35,000    BP Amoco plc, ADR........................................      1,859
  37,564    ChevronTexaco Corporation(a).............................      3,391
 165,914    Exxon Mobil Corporation..................................      7,271
  41,600    Royal Dutch Petroleum Company............................      2,260
                                                                        --------
                                                                          14,781
                                                                        --------
            INVESTMENT SERVICES -- 2.0%
  51,450    Merrill Lynch & Company, Inc. ...........................      2,850
  45,700    Morgan Stanley Dean Witter & Company.....................      2,619
  40,000    Northern Trust Corporation...............................      2,404
                                                                        --------
                                                                           7,873
                                                                        --------
            LODGING AND RECREATION -- 1.1%
  13,400    Harley-Davidson, Inc.(a).................................        739
 100,000    Starwood Hotels & Resorts Worldwide, Inc. ...............      3,761
                                                                        --------
                                                                           4,500
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 2.9%
  28,200    Abbott Laboratories......................................      1,483
  43,000    Baxter International Inc. ...............................      2,559
  81,200    Johnson & Johnson........................................      5,275
  48,400    Medtronic, Inc. .........................................      2,188
                                                                        --------
                                                                          11,505
                                                                        --------
            NATURAL GAS DISTRIBUTION -- 0.2%
   4,654    El Paso Corporation......................................        205
   2,600    Equitable Resources, Inc. ...............................         91
   2,850    New Jersey Resources Corporation.........................         86
   1,400    NICOR Inc. ..............................................         64
   3,900    Northwest Natural Gas Company............................        109
   1,900    Peoples Energy Corporation...............................         75
   3,100    UGI Corporation..........................................         97
                                                                        --------
                                                                             727
                                                                        --------
            NATURAL GAS PIPELINES -- 0.0%+
   5,200    Aquila, Inc. ............................................        129
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
 159,725    Cisco Systems, Inc.!!....................................      2,704
  30,575    QUALCOMM Inc.!!..........................................      1,151
                                                                        --------
                                                                           3,855
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.0%+
   1,700    Schweitzer-Mauduit International, Inc. ..................         42
                                                                        --------
            PHARMACEUTICALS -- 6.1%
  37,600    Amgen Inc.!!.............................................      2,244
  25,500    Eli Lilly and Company....................................      1,943
  50,000    Genentech, Inc.!!(a).....................................      2,523
  47,900    Merck & Company, Inc. ...................................      2,758
 201,300    Pfizer Inc. .............................................      7,999
  78,000    Pharmacia Corporation....................................      3,516
  39,200    Schering-Plough Corporation..............................      1,227

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- (CONTINUED)
     300    Sepracor Inc.!!..........................................   $      6
  20,700    Wyeth....................................................      1,359
                                                                        --------
                                                                          23,575
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.6%
  34,400    McGraw-Hill Companies, Inc...............................      2,348
                                                                        --------
            RESTAURANTS -- 0.0%+
   1,300    Panera Bread Company, Class A!!..........................         83
                                                                        --------
            SEMICONDUCTORS -- 1.4%
     675    AXT, Inc.!!..............................................          7
 108,700    Intel Corporation........................................      3,306
  26,150    Linear Technology Corporation............................      1,156
  27,850    Texas Instruments Inc. ..................................        922
                                                                        --------
                                                                           5,391
                                                                        --------
            SOFTWARE -- 2.8%
 153,275    Microsoft Corporation!!..................................      9,244
 124,975    Oracle Corporation!!.....................................      1,600
                                                                        --------
                                                                          10,844
                                                                        --------
            SPECIALTY STORES -- 1.9%
  80,000    Circuit City Stores - Circuit City Group.................      1,443
  97,450    Home Depot, Inc. ........................................      4,738
   2,900    Regis Corporation........................................         81
  55,000    Staples, Inc.!!..........................................      1,098
                                                                        --------
                                                                           7,360
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 1.4%
  88,966    SBC Communications Inc. .................................      3,331
   1,800    Touch America Holding, Inc.!!............................          7
  47,339    Verizon Communications Inc. .............................      2,161
                                                                        --------
                                                                           5,499
                                                                        --------
            TOBACCO -- 0.8%
   2,100    DiMon Inc. ..............................................         14
  55,600    Philip Morris Companies Inc. ............................      2,929
   2,200    R.J. Reynolds Tobacco Holdings, Inc.(a)..................        142
     700    Universal Corporation....................................         28
                                                                        --------
                                                                           3,113
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 0.0%+
   2,100    American Water Works Company, Inc. ......................         92
   2,312    Philadelphia Suburban Corporation........................         54
                                                                        --------
                                                                             146
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $200,289)........................................    228,387
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 15.7%
            AEROSPACE AND DEFENSE -- 0.2%
$    890    Boeing Capital Corporation,
              5.650% 05/15/06........................................        881
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            AIRLINES -- 0.1%
$    190    AMR Corporation,
              9.000% 08/01/12........................................   $    184
      85    Continental Airlines, Inc., Class B,
              8.000% 12/15/05........................................         82
     137    Delta Air Lines, Inc.,
              8.300% 12/15/29........................................        116
     190    US Airways, Inc., Series 2002-G,
              8.020% 02/05/19........................................        194
                                                                        --------
                                                                             576
                                                                        --------
            APPAREL AND TEXTILES -- 0.0%+
     129    Levi Strauss & Company,
              6.800% 11/01/03........................................        126
                                                                        --------
            AUTOMOTIVE -- 1.3%
     255    Delphi Automotive Systems Corporation,
              6.125% 05/01/04........................................        259
     632    Ford Motor Company,
              7.450% 07/16/31........................................        571
     915    Ford Motor Credit Company,
              7.600% 08/01/05........................................        931
     790    Ford Motor Credit Company,
              5.800% 01/12/09........................................        712
     427    Ford Motor Credit Company,
              7.375% 10/28/09........................................        419
     474    General Motors Acceptance Corporation,
              6.125% 09/15/06........................................        468
     332    General Motors Acceptance Corporation,
              6.150% 04/05/07........................................        326
     632    General Motors Acceptance Corporation,
              6.875% 09/15/11........................................        615
     749    General Motors Acceptance Corporation,
              8.000% 11/01/31........................................        750
     203    Lear Corporation, Series B,
              8.110% 05/15/09........................................        207
                                                                        --------
                                                                           5,258
                                                                        --------
            BROADCASTING AND CABLE -- 0.5%
     181    Adelphia Communications Corporation, Class A,
              10.250% 11/01/06.......................................        168
     545    AOL Time Warner Inc.,
              7.625% 04/15/31........................................        541
     456    Charter Communications Holdings LLC,
              10.000% 05/15/11@......................................        435
     203    Comcast Cable Communications,
              7.125% 06/15/13........................................        199
     162    EchoStar DBS Corporation,
              9.125% 01/15/09@(a)....................................        167
     200    Emmis Communications Corporation, Series B,
              8.125% 03/15/09........................................        204
     101    Insight Communications Company,
              (0.000)% due 02/15/11
              12.250% beginning 02/15/06.............................         66

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$    234    Time Warner Inc.,
              8.110% 08/15/06........................................   $    252
     122    Walt Disney Company,
              6.375% 03/01/12........................................        119
                                                                        --------
                                                                           2,151
                                                                        --------
            BUILDING MATERIALS -- 0.1%
     122    American Standard Inc.,
              7.125% 02/15/03(a).....................................        124
      40    American Standard Inc.,
              7.375% 04/15/05........................................         40
     133    Nortek, Inc., Series B,
              9.875% 06/15/11(a).....................................        138
                                                                        --------
                                                                             302
                                                                        --------
            CHEMICALS -- BASIC -- 0.1%
     423    IMC Global Inc.,
              6.500% 08/01/03........................................        426
     147    Lyondell Chemical Company, Series B,
              9.875% 05/01/07........................................        150
                                                                        --------
                                                                             576
                                                                        --------
            CHEMICALS -- SPECIALTY -- 0.7%
     260    Methanex Corporation,
              7.400% 08/15/02........................................        261
     290    NL Industries, Inc.,
              11.750% 10/15/03.......................................        293
   1,500    Praxair, Inc.,
              6.750% 03/01/03........................................      1,547
     168    Praxair, Inc.,
              6.500% 03/01/08........................................        170
     285    The Dow Chemical Company,
              6.125% 02/01/11(a).....................................        275
     187    The Dow Chemical Company,
              7.375% 11/01/29(a).....................................        191
                                                                        --------
                                                                           2,737
                                                                        --------
            COMMERCIAL BANKING -- 0.7%
     700    Bank One Corporation,
              6.000% 08/01/08........................................        696
      40    Golden State Holdings, Escrow Corporation,
              7.000% 08/01/03........................................         40
     180    PNC Funding Corporation,
              7.000% 09/01/04........................................        188
     304    PNC Funding Corporation,
              5.750% 08/01/06........................................        303
     347    Popular North America Inc., Series E,
              6.125% 10/15/06........................................        340
     424    U.S. Bank NA, Minnesota,
              6.375% 08/01/11........................................        422
     582    Wachovia Corporation,
              4.950% 11/01/06........................................        565
                                                                        --------
                                                                           2,554
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.1%
$    322    Allied Waste North America, Inc.,
              Series B,
              10.000% 08/01/09.......................................   $    327
     131    Coinmach Corporation,
              9.000% 02/01/10@.......................................        135
      35    Vicar Operating Inc.,
              9.875% 12/01/09@.......................................         37
                                                                        --------
                                                                             499
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
     146    International Business Machines Corporation,
              6.500% 01/15/28........................................        139
     222    Seagate Technology International,
              13.500%** 11/15/07@....................................        252
                                                                        --------
                                                                             391
                                                                        --------
            CONGLOMERATES -- 0.1%
     261    Waste Management, Inc.,
              7.375% 08/01/10........................................        259
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 0.2%
     829    Countrywide Home Loans, Inc.,
              Series J,
              5.500% 08/01/06........................................        815
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
     500    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11........................................        497
     167    Target Corporation,
              5.875% 03/01/12........................................        162
     383    Wal-Mart Stores, Inc.,
              5.450% 08/01/06........................................        387
                                                                        --------
                                                                           1,046
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 0.2%
     155    General Electric Global Insurance
              Holding Corporation,
              7.000% 02/15/26........................................        151
      77    The Scotts Company,
              8.625% 01/15/09@.......................................         80
     305    The Scotts Company, Class A,
              8.625% 01/15/09........................................        316
     198    Tyco International Group SA,
              6.875% 01/15/29........................................        166
                                                                        --------
                                                                             713
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.6%
     398    AES Corporation,
              8.750% 12/15/02(a).....................................        370
     690    American Electric Power Company, Inc.,
              Series A,
              6.125% 05/15/06........................................        685
     206    Calpine Corporation,
              8.500% 02/15/11(a).....................................        164
     288    Cinergy Corporation,
              6.250% 09/01/04........................................        287
     327    Constellation Energy Group, Inc.,
              7.600% 04/01/32........................................        322

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  1,300    Consumers Energy Company, Series B,
              6.200% 05/01/03........................................   $  1,298
     270    DPL Inc.,
              6.875% 09/01/11........................................        256
     230    Duke Energy Corporation,
              6.250% 01/15/12........................................        225
     850    Exelon Generation Company LLC,
              6.950% 06/15/11@.......................................        846
     259    FirstEnergy Corporation, Series B,
              6.450% 11/15/11........................................        238
     445    Progress Energy, Inc.,
              7.100% 03/01/11........................................        454
     158    Progress Energy, Inc.,
              7.750% 03/01/31........................................        164
     500    PSEG Power LLC,
              6.875% 04/15/06........................................        504
     232    Southern Company Capital Funding,
              Series A,
              5.300% 02/01/07........................................        226
     187    Virginia Electric and Power Company,
              Series A,
              5.375% 02/01/07........................................        183
                                                                        --------
                                                                           6,222
                                                                        --------
            ELECTRICAL EQUIPMENT -- 0.1%
     198    Flextronics International Ltd.,
              9.875% 07/01/10(a).....................................        212
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.2%
     595    Nisource Finance Corporation,
              7.500% 11/15/03........................................        590
     320    PSEG Energy Holdings Inc.,
              8.500% 06/15/11........................................        306
                                                                        --------
                                                                             896
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.2%
     185    Anadarko Finance Company, Series B,
              6.750% 05/01/11........................................        186
     312    Anadarko Finance Company, Series B,
              7.500% 05/01/31........................................        318
     152    Pure Resources, Inc.,
              7.125% 06/15/11........................................        144
                                                                        --------
                                                                             648
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 1.6%
     265    Associates Corporation of North America,
              6.950% 11/01/18........................................        266
     489    Capital One Bank,
              6.875% 02/01/06........................................        472
     128    Capital One Bank, Series 4,
              6.500% 07/30/04........................................        125
     835    Caterpillar Finance Services Corporation,
              5.950% 05/01/06........................................        842
     616    Citigroup Inc.,
              7.250% 10/01/10........................................        648
     147    Citigroup Inc.,
              6.000% 02/21/12........................................        142
     958    General Electric Capital Corporation,
              Series A,
              6.750% 03/15/32........................................        926

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$    890    Household Finance Corporation,
              6.500% 01/24/06........................................   $    892
     546    Household Finance Corporation,
              5.875% 02/01/09........................................        513
     546    Household Finance Corporation,
              6.750% 05/15/11........................................        529
     625    Prudential Funding LLC,
              6.600% 05/15/08@.......................................        632
      65    Rent-A-Center, Inc.,
              11.000% 08/15/08@......................................         69
     381    Washington Mutual, Inc.,
              7.500% 08/15/06........................................        404
                                                                        --------
                                                                           6,460
                                                                        --------
            FOOD AND DRUG STORES -- 0.6%
     424    Fred Meyer, Inc.,
              7.450% 03/01/08........................................        448
      90    Marsh Supermarkets, Inc., Series B,
              8.875% 08/01/07........................................         90
   1,500    Nabisco Inc.,
              6.125%** 02/01/33......................................      1,519
     189    Pathmark Stores Inc.,
              8.750% 02/01/12(a)@....................................        195
                                                                        --------
                                                                           2,252
                                                                        --------
            FOOD PRODUCTS -- 0.7%
     168    Del Monte Corporation, Series B,
              9.250% 05/15/11........................................        176
     200    Kellogg Company, Series B,
              6.000% 04/01/06........................................        201
     149    Land O' Lakes Inc.,
              8.750% 11/15/11@.......................................        148
      63    Pilgrim's Pride Corporation, Class B,
              9.625% 09/15/11........................................         66
     592    Sara Lee Corporation,
              6.250% 09/15/11........................................        586
      99    The Great Atlantic & Pacific
              Tea Company, Inc.,
              7.750% 04/15/07........................................         98
     491    Tyson Foods, Inc., Class A,
              7.250% 10/01/06@.......................................        502
     200    Unilever Capital Corporation,
              6.750% 11/01/03........................................        210
     615    Unilever Capital Corporation,
              7.125% 11/01/10........................................        652
                                                                        --------
                                                                           2,639
                                                                        --------
            HEALTH SERVICES -- 0.2%
     150    Cardinal Health, Inc.,
              6.750% 02/15/11........................................        154
     387    Wellpoint Health Networks Inc.,
              6.375% 06/15/06........................................        392
      45    Wellpoint Health Networks Inc.,
              6.375% 01/15/12........................................         44
                                                                        --------
                                                                             590
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 0.1%
$    185    Hanson Overseas B.V.,
              6.750% 09/15/05........................................   $    190
     122    Standard Pacific Corporation,
              8.500% 04/01/09........................................        123
     125    The Ryland Group, Inc.,
              8.000% 08/15/06........................................        128
                                                                        --------
                                                                             441
                                                                        --------
            INTEGRATED OIL -- 0.2%
     234    Amerada Hess Corporation,
              7.875% 10/01/29........................................        246
     300    Conoco Funding Company,
              6.350% 10/15/11........................................        297
     416    PEMEX Master Trust,
              8.625% 02/01/22@.......................................        421
                                                                        --------
                                                                             964
                                                                        --------
            INVESTMENT SERVICES -- 0.9%
     402    Bear Stearns Companies, Inc.,
              7.800% 08/15/07........................................        428
     240    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06........................................        241
     380    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11........................................        366
     975    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05........................................      1,023
     298    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09........................................        294
     298    Morgan Stanley Dean Witter & Company,
              6.100% 04/15/06........................................        304
     805    Morgan Stanley Dean Witter & Company,
              6.750% 04/15/11........................................        809
     180    Washington Mutual Finance Corporation,
              8.250% 06/15/05........................................        194
                                                                        --------
                                                                           3,659
                                                                        --------
            LODGING AND RECREATION -- 0.5%
      99    Argosy Gaming Company,
              9.000% 09/01/11........................................        104
     237    Aztar Corporation,
              9.000% 08/15/11........................................        247
     137    Choctaw Resort Development Enterprise,
              9.250% 04/01/09........................................        141
     200    Harrahs Operating Company Inc.,
              7.875% 12/15/05........................................        206
     125    Horseshoe Gaming Holding Corporation,
              Series B,
              8.625% 05/15/09........................................        131
     308    Host Marriott Corporation, Series A,
              7.875% 08/01/05........................................        306
     115    Isle of Capri Casinos, Inc.,
              9.000% 03/15/12@.......................................        115
     231    Meristar Hospitality Corporation,
              9.125% 01/15/11@.......................................        236
     200    Park Place Entertainment Corporation,
              8.125% 05/15/11........................................        201
     277    Six Flags, Inc.,
              8.875% 02/01/10@.......................................        280
                                                                        --------
                                                                           1,967
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            METALS AND MINING -- 0.1%
$    278    Alcoa Inc.,
              7.375% 08/01/10........................................   $    295
      37    Compass Minerals Group Inc.,
              10.000% 08/15/11@......................................         39
     120    United States Steel LLC,
              10.750% 08/01/08(a)@...................................        120
                                                                        --------
                                                                             454
                                                                        --------
            NATURAL GAS PIPELINES -- 0.4%
     300    EL Paso Corporation,
              7.800% 08/01/31........................................        293
     650    Kinder Morgan, Inc.,
              6.650% 03/01/05........................................        660
     573    The Williams Companies, Inc.,
              6.500% 08/01/06........................................        546
      97    The Williams Companies, Inc.,
              7.625% 07/15/19........................................         90
                                                                        --------
                                                                           1,589
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.0%+
     200    SBA Communications Corporation,
              10.250% 02/01/09(a)....................................        138
                                                                        --------
            OIL REFINING AND MARKETING -- 0.4%
     865    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03........................................        867
     640    USX Corporation,
              6.650% 02/01/06........................................        654
                                                                        --------
                                                                           1,521
                                                                        --------
            PACKAGING AND CONTAINERS -- 0.2%
     146    Container Corporation of America,
              9.750% 04/01/03........................................        148
      45    Container Corporation of America,
              Series B,
              10.750% 05/01/02.......................................         45
     206    Owens-Brockway,
              8.875% 02/15/09@.......................................        211
     174    Riverwood International Corporation,
              10.625% 08/01/07.......................................        184
                                                                        --------
                                                                             588
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.3%
     204    Appleton Papers Inc.,
              12.500% 12/15/08@......................................        200
     109    FiberMark, Inc.,
              10.750% 04/15/11(a)....................................         96
     201    International Paper Company,
              8.000% 07/08/03........................................        210
     280    Tembec Finance Corporation,
              9.875% 09/30/05........................................        289
     119    Tembec Industries Inc.,
              8.500% 02/01/11........................................        121
     247    Tembec Industries Inc.,
              7.750% 03/15/12@.......................................        242
      96    Weyerhaeuser Company,
              7.375% 03/15/32@.......................................         94
                                                                        --------
                                                                           1,252
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 0.2%
$    900    Wyeth,
              6.250% 03/15/06........................................   $    927
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.2%
     177    Gannett Company, Inc.,
              6.375% 04/01/12........................................        176
     203    Viacom Inc., Class B,
              6.625% 05/15/11........................................        203
     203    Viacom Inc., Class B,
              7.875% 07/30/30........................................        219
                                                                        --------
                                                                             598
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
     277    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11........................................        278
     697    FedEx Corporation,
              6.625% 02/12/04........................................        719
                                                                        --------
                                                                             997
                                                                        --------
            REAL ESTATE -- 0.1%
     312    EOP Operating LP,
              7.000% 07/15/11........................................        311
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     199    Felcor Lodging LP,
              9.500% 09/15/08........................................        210
     136    iStar Financial Inc.,
              8.750% 08/15/08........................................        140
                                                                        --------
                                                                             350
                                                                        --------
            RESTAURANTS -- 0.0%+
     135    Tricon Global Restaurants, Inc.,
              7.450% 05/15/05........................................        137
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 1.6%
   2,670    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03..............................        434
     128    AT&T Corporation,
              8.000% 11/15/31@.......................................        124
     238    AT&T Wireless Services Inc.,
              7.875% 03/01/11........................................        237
     308    BellSouth Telecommunications Inc.,
              6.375% 06/01/28........................................        286
     177    Cingular Wireless,
              7.125% 12/15/31@.......................................        168
     399    Cox Communications, Inc., Class A,
              7.750% 11/01/10........................................        407
     302    Dobson Communications Corporation,
              Class A,
              10.875% 07/01/10(a)....................................        293
     317    Nextel Communications, Inc., Class A,
              9.375% 11/15/09(a).....................................        208
     207    Qwest Capital Funding, Inc.,
              7.000% 08/03/09........................................        169
     319    Qwest Capital Funding, Inc.,
              6.875% 07/15/28........................................        225

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$    298    Rural Cellular Corporation, Class A,
              9.750% 01/15/10@.......................................   $    246
     540    SBC Communications Inc.,
              6.250% 03/15/11........................................        536
     111    Sprint Capital Corporation,
              6.125% 11/15/08........................................         99
     290    Sprint Capital Corporation,
              8.375% 03/15/12@.......................................        286
     222    Sprint Capital Corporation,
              6.900% 05/01/19........................................        183
     350    TELUS Corporation,
              7.500% 06/01/07........................................        357
     477    Verizon Global Funding Corporation,
              7.750% 12/01/30........................................        497
     399    Verizon New England Inc.,
              6.500% 09/15/11........................................        390
     396    Verizon Pennsylvania, Series A,
              5.650% 11/15/11........................................        363
     249    WorldCom, Inc. - WorldCom Group,
              8.000% 05/15/06........................................        219
     159    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11........................................        133
     477    WorldCom, Inc. - WorldCom Group,
              8.250% 05/15/31........................................        379
                                                                        --------
                                                                           6,239
                                                                        --------
            TOBACCO -- 0.2%
     150    DIMON Inc., Series B,
              9.625% 10/15/11........................................        159
     525    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03........................................        540
                                                                        --------
                                                                             699
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $64,304).........................................     61,634
                                                                        --------
            FOREIGN BONDS AND NOTES -- 1.2%
   1,000    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.200% 05/28/02@.......................................      1,003
      75    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07(a)@...................................         78
     160    Compagnie Generale De Geophysique SA,
              10.625% 11/15/07(a)....................................        166
     815    Corp Andina de Fomento,
              8.875% 06/01/05........................................        887
     301    Government of Canada,
              5.250% 11/05/08........................................        296
     263    Hellenic Republic,
              6.950% 03/04/08........................................        275
     233    Kimberly-Clark de Mexico, SA de CV, Class A,
              8.875% 08/01/09@.......................................        248
     788    Pemex Finance Ltd.,
              5.720% 11/15/03........................................        802
     464    Republic of Italy,
              6.000% 02/22/11........................................        462

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$    309    Republic of Italy,
              6.875% 09/27/23........................................   $    318
     309    United Mexican States,
              8.375% 01/14/11........................................        324
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $4,843)..........................................      4,859
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 18.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.4%
     547    Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
              5.697% 06/20/30@.......................................        558
   2,300    First Union National Bank Commercial Mortgage, Series
              1999-C4, Class A2,
              7.390% 11/15/09........................................      2,446
   5,517    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X, Interest only,
              1.229%** 12/26/28......................................        234
   6,961    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Class IO,
              .990%** 12/15/30.......................................        306
     300    Nomura Depositor Trust, Series 1998-ST1, Class A4,
              2.800%** 02/15/34......................................        300
   2,000    PNC Mortgage Acceptance Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09........................................      2,111
   2,475    Salomon Brothers Mortgage Securities VII, Series 2000-C1,
              Class A2,
              7.520% 12/18/09........................................      2,640
  33,115    Vendee Mortgage Trust, Series 1998-1, Class 2, Interest
              only,
              .436%** 09/15/27&&.....................................        417
  37,681    Vendee Mortgage Trust, Series 1998-3, Class 1, Interest
              only,
              .301%** 03/15/29.......................................        368
                                                                        --------
                                                                           9,380
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.5%
      26      8.000% 01/01/04........................................         27
      26      8.000% 07/01/10........................................         27
       2      10.500% 04/01/19.......................................          2
     460      8.000% 09/01/25(c).....................................        486
   1,437      6.500% 07/01/29........................................      1,436
                                                                        --------
                                                                           1,978
                                                                        --------
            FEDERAL HOUSING AUTHORITY (FHA) CERTIFICATES -- 0.1%
     415      7.000% 01/01/40(b).....................................        415
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 14.3%
$  7,300      7.000% 07/15/05(a)(c)..................................   $  7,803
      29      6.500% 01/01/06........................................         29
     655      5.000% 01/15/07........................................        648
     349      8.500% 08/01/11........................................        375
     173      7.500% 10/01/11........................................        182
   5,690      6.000% 03/01/17(c).....................................      5,669
     290      10.000% 09/01/18.......................................        326
     174      7.000% 01/25/21........................................        178
   6,063      7.000% 05/01/30(c).....................................      6,148
   5,812      7.000% 05/01/30(c).....................................      5,894
  11,875      6.500% 02/01/32(c).....................................     11,811
  16,800      6.500% 02/01/32(c).....................................     16,710
     237      6.244%** 08/01/36......................................        241
                                                                        --------
                                                                          56,014
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.7%
      13      10.000% 02/15/16.......................................         15
      99      9.000% 10/15/19........................................        108
      44      9.000% 11/15/19........................................         48
     285      9.000% 12/15/19........................................        312
      21      9.000% 01/15/20........................................         23
      62      9.000% 01/15/20........................................         67
     294      7.500% 12/15/23(c).....................................        309
   1,838      6.500% 01/15/31........................................      1,837
                                                                        --------
                                                                           2,719
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $70,805).........................................     70,506
                                                                        --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 0.8%
              (Cost $3,177)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.8%
   3,200      3.250% 01/15/04........................................      3,170
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 3.9%
            U.S. TREASURY NOTES -- 3.8%
   8,600      6.250% 02/15/03(a).....................................      8,864
   5,900      3.875% 07/31/03(a).....................................      5,961
                                                                        --------
                                                                          14,825
                                                                        --------
            U.S. TREASURY STRIPS -- 0.1%
   1,650    Principal only,
              5.946%*** 11/15/27.....................................        349
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $15,210).........................................     15,174
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 22.3%
              (Cost $87,417)
  87,417    Nations Cash Reserves, Capital Class Shares#.............   $ 87,417
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $448,004*)................................  120.7%   473,129
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (20.7)%
            Receivable for investment securities sold................   $ 13,974
            Receivable for Fund shares sold..........................        540
            Dividends receivable.....................................        279
            Interest receivable......................................      1,738
            Variation margin due to broker...........................       (112)
            Collateral on securities loaned..........................    (31,278)
            Payable for Fund shares redeemed.........................       (704)
            Investment advisory fee payable..........................       (218)
            Administration fee payable...............................        (77)
            Shareholder servicing and distribution fees payable......       (161)
            Due to custodian.........................................         (1)
            Payable for investment securities purchased..............    (64,663)
            Accrued Trustees' fees and expenses......................        (74)
            Accrued expenses and other liabilities...................       (303)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (81,060)
                                                                        --------
            NET ASSETS........................................  100.0%  $392,069
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    494
            Accumulated net realized loss on investments sold and
              futures contracts......................................    (16,577)
            Net unrealized appreciation of investments and futures
              contracts..............................................     24,594
            Paid-in capital..........................................    383,558
                                                                        --------
            NET ASSETS...............................................   $392,069
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($40,286,557 / 2,021,511 shares outstanding)...........     $19.93
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($223,579,314 / 11,224,209 shares outstanding).........     $19.92
                                                                           -----
                                                                           -----

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $21.14
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($124,982,960 / 6,308,813 shares outstanding)..........     $19.81
                                                                           -----
                                                                           -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,219,920 / 162,302 shares outstanding)..............     $19.84
                                                                           -----
                                                                           -----

---------------

 * Federal Income Tax Information (see Note 9).

 **Variable rate security. The interest rate shown reflects the rate in effect at March 31, 2002.

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

 @ Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &&All or a portion of security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

(a)All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $28,455 and $29,976, respectively.

(b)Construction loan security. Security was issued on a when-issued basis.

(c)TBA -- Securities purchased on a forward commitment basis.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $31,278.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Equity Income Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 74.0%
            AEROSPACE AND DEFENSE -- 3.4%
  19,000    General Dynamics Corporation.............................   $  1,785
  30,403    Lockheed Martin Corporation..............................      1,751
  25,099    Rockwell International Corporation.......................        503
                                                                        --------
                                                                           4,039
                                                                        --------
            AUTOMOTIVE -- 1.1%
  14,620    Johnson Controls, Inc. ..................................      1,291
                                                                        --------
            BEVERAGES -- 1.5%
  34,170    Anheuser-Busch Companies, Inc. ..........................      1,784
                                                                        --------
            BROADCASTING AND CABLE -- 0.8%
  28,880    Comcast Corporation, Class A(a)..........................        918
                                                                        --------
            COMMERCIAL BANKING -- 3.6%
  31,000    Citigroup Inc. ..........................................      1,535
 103,000    SouthTrust Corporation...................................      2,719
                                                                        --------
                                                                           4,254
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.4%
  39,000    International Business Machines Corporation..............      4,056
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 2.5%
  19,120    Fannie Mae...............................................      1,527
  23,000    Freddie Mac..............................................      1,458
                                                                        --------
                                                                           2,985
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
  28,000    Wal-Mart Stores, Inc. ...................................      1,716
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 1.3%
  40,000    General Electric Company.................................      1,498
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.5%
  60,549    TECO Energy, Inc.(a).....................................      1,734
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 2.9%
  26,192    Dominion Resources, Inc.(a)..............................      1,707
  29,911    FPL Group, Inc. .........................................      1,781
                                                                        --------
                                                                           3,488
                                                                        --------
            EXPLORATION AND PRODUCTION -- 2.5%
  19,451    Anadarko Petroleum Corporation(a)........................      1,098
  39,742    Devon Energy Corporation(a)..............................      1,918
                                                                        --------
                                                                           3,016
                                                                        --------
            HEALTH SERVICES -- 1.4%
   3,125    Laboratory Corporation of America Holdings!!.............        300
  19,680    Tenet Healthcare Corporation!!...........................      1,319
                                                                        --------
                                                                           1,619
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HEAVY MACHINERY -- 1.1%
  22,405    Caterpillar Inc.(a)......................................   $  1,274
                                                                        --------
            HOUSEHOLD PRODUCTS -- 4.4%
  75,000    Fortune Brands, Inc. ....................................      3,703
  44,650    International Flavors & Fragrances, Inc. ................      1,561
                                                                        --------
                                                                           5,264
                                                                        --------
            INSURANCE -- 2.3%
  27,535    Jefferson-Pilot Corporation..............................      1,379
  30,292    The St. Paul Companies, Inc. ............................      1,389
                                                                        --------
                                                                           2,768
                                                                        --------
            INTEGRATED OIL -- 7.7%
  34,385    ChevronTexaco Corporation................................      3,104
  80,000    Exxon Mobil Corporation..................................      3,506
  68,796    Unocal Corporation.......................................      2,680
                                                                        --------
                                                                           9,290
                                                                        --------
            INVESTMENT SERVICES -- 0.7%
  18,635    Alliance Capital Management Holding LP!!.................        865
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 2.1%
  38,929    Johnson & Johnson........................................      2,528
                                                                        --------
            OILFIELD SERVICES -- 1.8%
  35,676    Schlumberger Ltd. .......................................      2,098
                                                                        --------
            PHARMACEUTICALS -- 2.9%
  55,350    Pfizer Inc. .............................................      2,200
  40,006    Schering-Plough Corporation..............................      1,252
                                                                        --------
                                                                           3,452
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
  35,775    CSX Corporation(a).......................................      1,363
  16,031    United Parcel Service, Inc., Class B(a)..................        975
                                                                        --------
                                                                           2,338
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.0%
  22,351    Boston Properties, Inc. .................................        882
  32,888    Equity Office Properties Trust...........................        986
  39,710    Equity Residential Properties Trust......................      1,141
  55,323    Simon Property Group, Inc. ..............................      1,806
                                                                        --------
                                                                           4,815
                                                                        --------
            SEMICONDUCTORS -- 6.6%
  70,000    Analog Devices, Inc.!!(a)................................      3,153
  81,000    Linear Technology Corporation............................      3,581
  24,000    Motorola, Inc. ..........................................      1,066
                                                                        --------
                                                                           7,800
                                                                        --------
            SOFTWARE -- 6.5%
  62,060    Affiliated Computer Services, Inc., Class A!!(a).........      3,483
  69,825    Microsoft Corporation!!..................................      4,212
                                                                        --------
                                                                           7,695
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 1.7%
  47,880    Sprint Corporation (FON Group)...........................   $    732
  27,997    Verizon Communications Inc. .............................      1,278
                                                                        --------
                                                                           2,010
                                                                        --------
            TOBACCO -- 1.4%
  32,100    Philip Morris Companies Inc. ............................      1,691
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 1.5%
  42,074    American Water Works Company, Inc. ......................      1,843
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $82,139).........................................     88,129
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 10.6%
            AEROSPACE AND DEFENSE -- 1.3%
 $ 1,440    L-3 Communications Holdings, Inc.,
              4.000% 09/15/11@.......................................      1,704
                                                                        --------
            APPAREL AND TEXTILES -- 0.5%
     615    Reebok International Ltd.,
              4.250%** 03/01/21@.....................................        636
                                                                        --------
            BEVERAGES -- 1.4%
   1,650    Convertibles Ltd.,
              2.000% 10/15/07@.......................................      1,685
                                                                        --------
            BROADCASTING AND CABLE -- 1.1%
   1,245    AT&T Corporation -- Liberty Media Group,
              3.250% 03/15/31@(a)....................................      1,278
                                                                        --------
            COMPUTER SERVICES -- 0.8%
     655    Symantec Corporation,
              3.000% 11/01/06@.......................................        910
                                                                        --------
            FOOD PRODUCTS -- 1.2%
   1,200    Performance Food Group Company,
              5.500% 10/16/08........................................      1,458
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   1,650    Nortel Networks Corporation,
              4.250% 09/01/08@.......................................      1,163
                                                                        --------
            PHARMACEUTICALS -- 1.1%
   1,330    Genzyme Corporation,
              3.000% 05/15/21@.......................................      1,255
                                                                        --------
            RETAIL -- SPECIALTY -- 1.0%
   1,250    J.C. Penney Company, Inc.,
              5.000% 10/15/08@(a)....................................      1,166
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.2%
 $   920    Agilent Technologies, Inc.,
              3.000% 12/01/21@.......................................   $  1,150
     140    ATMI Inc.,
              5.250% 11/15/06@.......................................        223
                                                                        --------
                                                                           1,373
                                                                        --------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $12,111).........................................     12,628
                                                                        --------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 13.4%
            AEROSPACE AND DEFENSE -- 2.0%
   9,200    Northrop Grumman Corporation.............................      1,124
  21,000    Raytheon Company.........................................      1,428
                                                                        --------
                                                                           2,552
                                                                        --------
            AUTOMOTIVE -- 0.4%
   7,500    Ford Motor Company Capital Trust II!!....................        422
                                                                        --------
            COMMERCIAL BANKING -- 1.2%
  29,000    Washington Mutual Capital Trust I........................      1,396
                                                                        --------
            COMPUTER SERVICES -- 1.1%
  25,600    Electronic Data Systems Corporation......................      1,294
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
  12,300    Xerox Corporation........................................        858
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.9%
  72,500    Duke Energy Corporation(a)...............................      1,863
  30,000    TXU Corporation..........................................      1,704
                                                                        --------
                                                                           3,567
                                                                        --------
            NATURAL GAS DISTRIBUTION -- 0.6%
  21,600    El Paso Corporation......................................        667
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
  70,000    Cisco Pfd STRIDES(a).....................................      1,183
                                                                        --------
            PACKAGING AND CONTAINERS -- 0.4%
   9,800    Sealed Air Corporation...................................        449
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.7%
  14,000    Boise Cascade Corporation................................        783
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.3%
  30,000    Union Pacific Capital Trust..............................      1,500
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 1.1%
  54,000    Citizens Communications Company..........................   $  1,256
                                                                        --------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $15,251).........................................     15,927
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 14.2%
              (Cost $16,931)
  16,931    Nations Cash Reserves, Capital Class Shares#.............     16,931
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $126,432*)................................  112.2%   133,615
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (12.2)%
            Cash.....................................................   $     20
            Receivable for investment securities sold................      1,069
            Receivable for Fund shares sold..........................          7
            Dividends receivable.....................................        154
            Interest receivable......................................        125
            Collateral on securities loaned..........................    (15,444)
            Payable for Fund shares redeemed.........................       (207)
            Investment advisory fee payable..........................        (66)
            Administration fee payable...............................        (24)
            Shareholder servicing and distribution fees payable......        (36)
            Accrued Directors' fees and expenses.....................        (43)
            Accrued expenses and other liabilities...................       (118)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (14,563)
                                                                        --------
            NET ASSETS........................................  100.0%  $119,052
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........   $ (2,781)
            Net unrealized appreciation of investments...............      7,183
            Paid-in capital..........................................    114,650
                                                                        --------
            NET ASSETS...............................................   $119,052
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($60,968,666 / 6,996,228 shares outstanding)...........      $8.71
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($21,556,666 / 2,482,639 shares outstanding)...........      $8.68
                                                                           -----
                                                                           -----

                                                                           5.75%
            Maximum sales charge.....................................
                                                                           $9.21
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($34,190,141 / 3,948,395 shares outstanding)...........      $8.66
                                                                           -----
                                                                           -----
            INVESTOR C SHARES:
            Net asset value and offering price per share& ($2,336,351
              / 266,003 shares outstanding)..........................      $8.78
                                                                           -----
                                                                           -----

---------------

 *Federal income tax information (see Note 9).

 **
  Variable rate security. The interest rate shown reflects the rate in effect at March 31, 2002.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $14,249 and $14,915, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $15,444.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Classic Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              COMMON STOCKS -- 97.8%
              AEROSPACE AND DEFENSE -- 2.7%
    206,790   Boeing Company...........................................   $  9,978
                                                                          --------
              AIRLINES -- 1.5%
    209,100   AMR Corporation!!(a).....................................      5,522
                                                                          --------
              AUTOMOTIVE -- 3.8%
    334,200   Ford Motor Company(a)....................................      5,511
    331,900   Goodyear Tire & Rubber
                Company(a).............................................      8,487
                                                                          --------
                                                                            13,998
                                                                          --------
              CHEMICALS -- BASIC -- 4.5%
    165,900   E.I. duPont de Nemours and Company.......................      7,822
    159,600   PPG Industries, Inc. ....................................      8,764
                                                                          --------
                                                                            16,586
                                                                          --------
              CHEMICALS -- SPECIALTY -- 3.4%
    251,800   Great Lakes Chemical Corporation(a)......................      7,093
    152,600   Lubrizol Corporation.....................................      5,309
                                                                          --------
                                                                            12,402
                                                                          --------
              COMMERCIAL BANKING -- 1.5%
    130,900   Banc One Corporation(a)..................................      5,469
                                                                          --------
              COMMERCIAL SERVICES -- 1.7%
    235,600   Waste Management, Inc.(a)................................      6,420
                                                                          --------
              COMPUTERS AND OFFICE EQUIPMENT -- 8.0%
    389,700   Hewlett-Packard Company(a)...............................      6,991
     61,200   NCR Corporation!!........................................      2,739
    694,400   Unisys Corporation!!.....................................      8,770
  1,011,700   Xerox Corporation!!(a)...................................     10,876
                                                                          --------
                                                                            29,376
                                                                          --------
              DEPARTMENT AND DISCOUNT STORES -- 2.0%
    315,700   Dillard's, Inc., Class A.................................      7,533
                                                                          --------
              DIVERSIFIED ELECTRONICS -- 1.9%
    219,500   Eastman Kodak Company(a).................................      6,842
                                                                          --------
              ELECTRIC POWER -- NON NUCLEAR -- 4.4%
    278,500   Edison International!!...................................      4,665
    246,200   PG & E Corporation!!.....................................      5,800
    144,000   PPL Corporation..........................................      5,704
                                                                          --------
                                                                            16,169
                                                                          --------
              ELECTRIC POWER -- NUCLEAR -- 2.9%
    199,400   Exelon Corporation.......................................     10,562
                                                                          --------
              ELECTRICAL EQUIPMENT -- 0.7%
     49,300   Tecumseh Products Company................................      2,628
                                                                          --------

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              FOOD AND DRUG STORES -- 3.2%
    215,600   Albertson's, Inc.(a).....................................   $  7,145
    214,400   The Kroger Company!!.....................................      4,751
                                                                          --------
                                                                            11,896
                                                                          --------
              FOOD PRODUCTS -- 2.9%
    484,465   Archer-Daniels-Midland Company...........................      6,749
    160,800   ConAgra Foods, Inc.(a)...................................      3,899
                                                                          --------
                                                                            10,648
                                                                          --------
              HOUSEHOLD PRODUCTS -- 3.1%
    453,200   American Greetings Corporation, Class A(a)...............      8,226
    133,500   Tupperware Corporation...................................      3,037
                                                                          --------
                                                                            11,263
                                                                          --------
              INSURANCE -- 10.5%
    299,500   Allstate Corporation.....................................     11,312
     72,200   American National Insurance Company......................      6,823
    153,700   Loews Corporation........................................      9,004
    224,200   Prudential Financial, Inc.!!.............................      6,961
    244,100   The Phoenix Companies, Inc.!!............................      4,687
                                                                          --------
                                                                            38,787
                                                                          --------
              LODGING AND RECREATION -- 1.4%
    335,100   Hasbro, Inc.(a)..........................................      5,301
                                                                          --------
              NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 4.8%
  1,144,888   Avaya Inc.!!(a)..........................................      8,449
    657,000   Motorola, Inc. ..........................................      9,330
                                                                          --------
                                                                            17,779
                                                                          --------
              PHARMACEUTICALS -- 6.2%
    183,500   Merck & Company, Inc. ...................................     10,566
    394,500   Schering-Plough Corporation..............................     12,348
                                                                          --------
                                                                            22,914
                                                                          --------
              PROFESSIONAL SERVICES -- 1.8%
  1,265,000   Service Corporation International........................      6,705
                                                                          --------
              RESTAURANTS -- 2.8%
    368,800   McDonald's Corporation...................................     10,234
                                                                          --------
              RETAIL -- SPECIALTY -- 1.8%
    236,600   Sherwin-Williams Company(a)..............................      6,738
                                                                          --------
              SPECIALTY STORES -- 2.1%
    433,990   Toys R Us, Inc.!!(a).....................................      7,794
                                                                          --------
              STEEL -- 1.4%
    291,300   United States Steel Corporation..........................      5,287
                                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Classic Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES -- 11.3%
    158,700   CenturyTel, Inc. ........................................   $  5,396
    371,600   SBC Communications Inc. .................................     13,912
    571,600   Sprint Corporation (FON Group)...........................      8,740
    309,200   Verizon Communications Inc. .............................     14,114
                                                                          --------
                                                                            42,162
                                                                          --------
              TOBACCO -- 5.5%
    164,900   Philip Morris Companies Inc. ............................      8,685
     72,100   R.J. Reynolds Tobacco Holdings, Inc.(a)..................      4,668
    178,000   UST Inc.(a)..............................................      6,930
                                                                          --------
                                                                            20,283
                                                                          --------
              TOTAL COMMON STOCKS
                (Cost $341,039)........................................    361,276
                                                                          --------
  SHARES
   (000)
-----------
              INVESTMENT COMPANIES -- 24.4%
                (Cost $89,977)
     89,977   Nations Cash Reserves, Capital Class Shares#.............     89,977
                                                                          --------
              TOTAL INVESTMENTS
                (Cost $431,016*)................................  122.2%   451,253
                                                                          --------
              OTHER ASSETS AND LIABLITIES (NET).................  (22.2)%
              Cash.....................................................   $    170
              Receivable for Fund shares sold..........................      4,335
              Dividends receivable.....................................        433
              Interest receivable......................................          6
              Collateral on securities loaned..........................    (73,636)
              Investment advisory fee payable..........................       (192)
              Administration fee payable...............................        (68)
              Shareholder servicing and distribution fees payable......        (64)
              Payable for Fund shares redeemed.........................       (422)
              Payable for investment securities purchased..............    (12,517)
              Accrued Trustees' fees and expenses......................         (8)
              Accrued expenses and other liabilities...................        (74)
                                                                          --------
              TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (82,037)
                                                                          --------
              NET ASSETS........................................  100.0%  $369,216
                                                                          ========
              NET ASSETS CONSIST OF:
              Undistributed net investment income......................   $    496
              Accumulated net realized gain on investments sold........     11,175
              Net unrealized appreciation of investments...............     20,237
              Paid-in capital..........................................    337,308
                                                                          --------
              NET ASSETS...............................................   $369,216
                                                                          ========

                                                                           VALUE
----------------------------------------------------------------------------------
              PRIMARY A SHARES:
              Net asset value, offering and redemption price per share
                ($274,660,706 / 22,750,878 shares outstanding).........     $12.07
                                                                            ------
                                                                            ------
              INVESTOR A SHARES:
              Net asset value and redemption price per share
                ($17,127,822 / 1,420,279 shares outstanding)...........     $12.06
                                                                            ------
                                                                            ------



                                                                             5.75%
              Maximum sales charge.....................................
                                                                            $12.80
              Maximum offering price per share.........................



              INVESTOR B SHARES:
              Net asset value and offering price per share&
                ($36,511,349 / 3,043,226 shares outstanding)...........     $12.00
                                                                            ------
                                                                            ------
              INVESTOR C SHARES:
              Net asset value and offering price per share&
                ($40,916,288 / 3,409,309 shares outstanding)...........     $12.00
                                                                            ------
                                                                            ------

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $66,032 and $71,249, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $73,636.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations LargeCap Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 96.3%
            AEROSPACE AND DEFENSE -- 4.5%
  13,125    Raytheon Company.........................................   $    539
   3,800    United Technologies Corporation..........................        282
                                                                        --------
                                                                             821
                                                                        --------
            AIRLINES -- 2.5%
  17,100    AMR Corporation!!........................................        452
                                                                        --------
            AUTOMOTIVE -- 2.3%
   3,100    General Motors Corporation...............................        187
   4,600    Goodyear Tire & Rubber Company...........................        118
   2,400    Lear Corporation!!.......................................        114
                                                                        --------
                                                                             419
                                                                        --------
            BEVERAGES -- 1.8%
   6,200    Diageo plc, ADR..........................................        325
                                                                        --------
            BROADCASTING AND CABLE -- 2.8%
  16,375    Comcast Corporation, Class A.............................        521
                                                                        --------
            CHEMICALS -- BASIC -- 1.0%
   5,364    The Dow Chemical Company.................................        176
                                                                        --------
            COMMERCIAL BANKING -- 12.5%
  12,500    Citigroup Inc. ..........................................        618
  15,000    FleetBoston Financial Corporation........................        525
   7,600    J.P. Morgan Chase & Company..............................        271
  26,000    US Bancorp...............................................        587
   8,500    Wachovia Corporation.....................................        315
                                                                        --------
                                                                           2,316
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.2%
  14,500    Compaq Computer Corporation..............................        152
   2,375    International Business Machines Corporation..............        247
                                                                        --------
                                                                             399
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 2.3%
   6,600    Freddie Mac..............................................        418
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 2.9%
  13,875    Honeywell International Inc. ............................        531
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.9%
   7,000    PPL Corporation..........................................        277
   5,800    Public Service Enterprise Group Inc. ....................        266
                                                                        --------
                                                                             543
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 1.7%
   4,825    Dominion Resources, Inc. ................................        314
                                                                        --------
            EXPLORATION AND PRODUCTION -- 1.6%
   5,100    Anadarko Petroleum Corporation...........................        288
                                                                        --------
            FOOD PRODUCTS -- 1.7%
   9,500    Kellogg Company..........................................        319
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 1.3%
   1,700    Procter & Gamble Company.................................   $    153
   2,300    The Estee Lauder Companies Inc.,
              Class A................................................         79
                                                                        --------
                                                                             232
                                                                        --------
            INSURANCE -- 5.9%
   2,500    American International Group, Inc. ......................        180
   2,600    Chubb Corporation........................................        190
   3,150    Hartford Financial Services Group, Inc. .................        215
   5,970    Prudential Financial, Inc.!!.............................        185
  15,500    Travelers Property Casualty Corporation, Class A!!.......        310
                                                                        --------
                                                                           1,080
                                                                        --------
            INTEGRATED OIL -- 9.6%
   5,000    ChevronTexaco Corporation................................        451
  18,300    Exxon Mobil Corporation..................................        801
   9,400    Occidental Petroleum Corporation.........................        274
   4,300    Phillips Petroleum Company...............................        270
                                                                        --------
                                                                           1,796
                                                                        --------
            INVESTMENT SERVICES -- 5.8%
   2,550    Goldman Sachs Group, Inc. ...............................        230
   9,100    Merrill Lynch & Company, Inc. ...........................        504
   6,000    Morgan Stanley Dean Witter & Company.....................        344
                                                                        --------
                                                                           1,078
                                                                        --------
            LODGING AND RECREATION -- 2.1%
   6,400    Carnival Corporation.....................................        209
   4,700    Starwood Hotels & Resorts Worldwide, Inc. ...............        177
                                                                        --------
                                                                             386
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 0.5%
   2,900    Zimmer Holdings, Inc.!!..................................         99
                                                                        --------
            METALS AND MINING -- 1.4%
   7,000    Alcoa Inc. ..............................................        264
                                                                        --------
            NATURAL GAS DISTRIBUTION -- 0.4%
   1,700    El Paso Corporation......................................         75
                                                                        --------
            OILFIELD SERVICES -- 1.3%
   2,100    BJ Services Company!!....................................         72
   3,900    Nabors Industries, Inc.!!................................        165
                                                                        --------
                                                                             237
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 2.9%
   3,550    Bowater Inc. ............................................        177
   8,400    International Paper Company..............................        361
                                                                        --------
                                                                             538
                                                                        --------
            PHARMACEUTICALS -- 2.9%
   3,900    Pharmacia Corporation....................................        176
  11,400    Schering-Plough Corporation..............................        357
                                                                        --------
                                                                             533
                                                                        --------
            PUBLISHING AND ADVERTISING -- 1.2%
   4,700    New York Times Company, Class A..........................        225
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 2.5%
  11,900    CSX Corporation..........................................   $    454
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
   4,600    Equity Office Properties Trust...........................        138
                                                                        --------
            RESTAURANTS -- 2.2%
  14,475    McDonald's Corporation...................................        402
                                                                        --------
            SEMICONDUCTORS -- 3.1%
   5,200    Micron Technology, Inc.!!................................        171
   5,200    National Semiconductor Corporation!!.....................        175
   5,800    Teradyne, Inc.!!.........................................        229
                                                                        --------
                                                                             575
                                                                        --------
            SOFTWARE -- 1.4%
  11,800    Cadence Design Systems, Inc.!!...........................        267
                                                                        --------
            SPECIALTY STORES -- 2.8%
   5,900    Gap, Inc. ...............................................         89
  11,500    Staples, Inc.!!..........................................        230
  11,044    Toys R Us, Inc.!!........................................        198
                                                                        --------
                                                                             517
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 2.5%
  10,100    Verizon Communications Inc. .............................        461
                                                                        --------
            TOBACCO -- 3.1%
  11,000    Philip Morris Companies Inc. ............................        579
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $17,366).........................................     17,778
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
 -------
            CONVERTIBLE BONDS AND NOTES -- 0.2%
              (Cost $24)
            SPECIALTY STORES -- 0.2%
 $    24    Gap, Inc.,
              5.750% 03/15/09@.......................................         28
                                                                        --------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 3.9%
              (Cost $722)
     722    Nations Cash Reserves, Capital Class Shares#.............   $    722
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $18,112*).................................  100.4%    18,528
                                                                        --------
            OTHER ASSETS AND LIABLITIES (NET).................   (0.4)%
            Cash.....................................................   $      1
            Receivable for investment securities sold................        174
            Receivable for Fund shares sold..........................        363
            Dividends receivable.....................................         20
            Receivable from administrator............................         14
            Investment advisory fee payable..........................         (7)
            Payable for fund shares redeemed.........................         (1)
            Payable for investment securities purchased..............       (516)
            Accrued Trustees' fees and expenses......................         (4)
            Accrued expenses and other liabilities...................       (124)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................        (80)
                                                                        --------
            NET ASSETS........................................    100%  $ 18,448
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $      7
            Accumulated net realized gain on investments sold........         27
            Net unrealized appreciation of investments...............        416
            Paid-in capital..........................................     17,998
                                                                        --------
            NET ASSETS...............................................   $ 18,448
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

Nations LargeCap Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002
                                                                         VALUE

--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($17,822,094 / 1,666,505 shares outstanding)...........     $10.69
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($315,106 / 29,483 shares outstanding).................     $10.69
                                                                           -----
                                                                           -----


            Maximum sales charge.....................................      5.75%

            Maximum offering price per share.........................     $11.34

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($290,077 / 27,185 shares outstanding).................     $10.67
                                                                           -----
                                                                           -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($20,619 / 1,933 shares outstanding)...................     $10.67
                                                                           -----
                                                                           -----

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
           COMMON STOCKS -- 97.1%
           AEROSPACE AND DEFENSE -- 5.0%
 454,500   Raytheon Company.........................................   $  18,658
 193,441   United Technologies Corporation(a).......................      14,353
                                                                       ---------
                                                                          33,011
                                                                       ---------
           AIRLINES -- 2.3%
 580,543   AMR Corporation!!(a).....................................      15,332
                                                                       ---------
           AUTOMOTIVE -- 2.3%
 137,464   General Motors Corporation(a)............................       8,309
 264,981   Goodyear Tire & Rubber Company(a)........................       6,776
                                                                       ---------
                                                                          15,085
                                                                       ---------
           BEVERAGES -- 2.2%
  97,724   Brown-Forman Corporation, Class B........................       7,110
 134,851   Diageo plc, ADR..........................................       7,076
                                                                       ---------
                                                                          14,186
                                                                       ---------
           BROADCASTING AND CABLE -- 2.4%
 504,715   Comcast Corporation, Special
             Class A(a).............................................      16,050
                                                                       ---------
           CHEMICALS -- BASIC -- 1.0%
 210,290   The Dow Chemical Company.................................       6,881
                                                                       ---------
           COMMERCIAL BANKING -- 12.1%
 458,824   Citigroup Inc. ..........................................      22,720
 345,217   FleetBoston Financial Corporation........................      12,083
 305,771   J.P. Morgan Chase & Company..............................      10,901
 964,107   US Bancorp...............................................      21,760
 323,900   Wachovia Corporation(a)..................................      12,010
                                                                       ---------
                                                                          79,474
                                                                       ---------
           COMPUTER SERVICES -- 0.9%
 102,529   Electronic Data Systems Corporation......................       5,946
                                                                       ---------
           COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
  98,510   International Business Machines Corporation..............      10,245
                                                                       ---------
           CONSUMER CREDIT AND MORTGAGES -- 4.3%
 236,873   American Express Company (a).............................       9,702
 202,608   Freddie Mac..............................................      12,840
 150,179   MBNA Corporation.........................................       5,792
                                                                       ---------
                                                                          28,334
                                                                       ---------
           DIVERSIFIED MANUFACTURING -- 2.9%
 500,684   Honeywell International Inc. ............................      19,161
                                                                       ---------
           ELECTRIC POWER -- NON NUCLEAR -- 1.0%
 142,400   Public Service Enterprise Group Inc. ....................       6,522
                                                                       ---------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
           ELECTRIC POWER -- NUCLEAR -- 1.8%
 183,214   Dominion Resources, Inc.(a)..............................   $  11,938
                                                                       ---------
           EXPLORATION AND PRODUCTION -- 1.6%
 186,642   Anadarko Petroleum Corporation(a)........................      10,534
                                                                       ---------
           FOOD PRODUCTS -- 1.8%
 347,700   Kellogg Company..........................................      11,672
                                                                       ---------
           HEALTH SERVICES -- 0.9%
  76,406   Trigon Healthcare, Inc.!!................................       5,640
                                                                       ---------
           HOUSEHOLD PRODUCTS -- 0.4%
  77,844   The Estee Lauder Companies Inc., Class A(a)..............       2,659
                                                                       ---------
           INSURANCE -- 4.9%
  86,388   American International Group, Inc. ......................       6,232
  96,729   Chubb Corporation(a).....................................       7,071
  52,170   CIGNA Corporation........................................       5,290
 202,291   Prudential Financial, Inc.!!.............................       6,281
 378,300   Travelers Property Casualty Corporation, Class A!!(a)....       7,566
                                                                       ---------
                                                                          32,440
                                                                       ---------
           INTEGRATED OIL -- 9.6%
 148,788   ChevronTexaco Corporation................................      13,431
 668,377   Exxon Mobil Corporation..................................      29,295
 421,546   Occidental Petroleum Corporation.........................      12,288
 136,494   Phillips Petroleum Company(a)............................       8,572
                                                                       ---------
                                                                          63,586
                                                                       ---------
           INVESTMENT SERVICES -- 4.7%
 323,968   Merrill Lynch & Company, Inc.(a).........................      17,941
 222,489   Morgan Stanley Dean Witter &
             Company................................................      12,751
                                                                       ---------
                                                                          30,692
                                                                       ---------
           LODGING AND RECREATION -- 2.2%
 251,149   Carnival Corporation(a)..................................       8,200
 172,200   Starwood Hotels & Resorts Worldwide, Inc. ...............       6,476
                                                                       ---------
                                                                          14,676
                                                                       ---------
           MEDICAL DEVICES AND SUPPLIES -- 1.6%
  31,827   Hillenbrand Industries, Inc.(a)..........................       1,961
 251,748   Zimmer Holdings, Inc.!!..................................       8,573
                                                                       ---------
                                                                          10,534
                                                                       ---------
           METALS AND MINING -- 1.7%
 293,590   Alcoa Inc. ..............................................      11,080
                                                                       ---------
           NATURAL GAS DISTRIBUTION -- 0.7%
 108,181   El Paso Corporation(a)...................................       4,763
                                                                       ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

Nations Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
           OILFIELD SERVICES -- 1.7%
  93,710   BJ Services Company!!(a).................................   $   3,230
 196,319   Nabors Industries, Inc.!!(a).............................       8,295
                                                                       ---------
                                                                          11,525
                                                                       ---------
           PAPER AND FOREST PRODUCTS -- 3.0%
 132,820   Bowater Inc.(a)..........................................       6,614
 303,173   International Paper Company(a)...........................      13,040
                                                                       ---------
                                                                          19,654
                                                                       ---------
           PHARMACEUTICALS -- 2.4%
  79,200   Pharmacia Corporation....................................       3,570
 389,465   Schering-Plough Corporation..............................      12,191
                                                                       ---------
                                                                          15,761
                                                                       ---------
           RAILROADS, TRUCKING AND SHIPPING -- 2.3%
 214,505   CSX Corporation..........................................       8,174
 117,051   Union Pacific Corporation................................       7,274
                                                                       ---------
                                                                          15,448
                                                                       ---------
           REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.4%
 311,695   Equity Office Properties Trust...........................       9,348
                                                                       ---------
           RESTAURANTS -- 2.2%
 532,546   McDonald's Corporation(a)................................      14,778
                                                                       ---------
           SEMICONDUCTORS -- 2.8%
 204,497   Micron Technology, Inc.!!(a).............................       6,728
 292,393   Teradyne, Inc.!!(a)......................................      11,529
                                                                       ---------
                                                                          18,257
                                                                       ---------
           SOFTWARE -- 1.5%
 433,844   Cadence Design Systems, Inc.!!...........................       9,809
                                                                       ---------
           SPECIALTY STORES -- 2.7%
 108,059   Abercrombie & Fitch Company Class A!!(a).................       3,328
  52,249   American Eagle Outfitters, Inc.!!........................       1,294
 221,955   Gap, Inc.(a).............................................       3,338
 330,500   Staples, Inc.!!(a).......................................       6,601
 170,350   Toys R Us, Inc.!!(a).....................................       3,059
                                                                       ---------
                                                                          17,620
                                                                       ---------
           TELECOMMUNICATIONS SERVICES -- 2.5%
 359,598   Verizon Communications Inc. .............................      16,416
                                                                       ---------
           TOBACCO -- 4.7%
 393,248   Philip Morris Companies Inc.(a)..........................      20,713
 261,220   UST Inc.(a)..............................................      10,169
                                                                       ---------
                                                                          30,882
                                                                       ---------
           TOTAL COMMON STOCKS
             (Cost $560,686)........................................     639,939
                                                                       ---------
PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
---------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 0.4%
              (Cost $2,303)
            SPECIALTY STORES -- 0.4%
$  2,303    Gap, Inc.,
              5.750% 03/15/09@.......................................   $   2,666
                                                                        ---------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 28.5%
              (Cost $187,579)
 187,579    Nations Cash Reserves, Capital Class Shares#.............     187,579
                                                                        ---------
            TOTAL INVESTMENTS
              (Cost $750,568*)................................  126.0%    830,184
                                                                        ---------
            OTHER ASSETS AND LIABILITIES (NET)................  (26.0)%
            Cash.....................................................   $     167
            Receivable for investment securities sold................      13,271
            Receivable for Fund shares sold..........................       1,912
            Dividends receivable.....................................       1,219
            Interest receivable......................................          26
            Collateral on securities loaned..........................    (176,156)
            Payable for Fund shares redeemed.........................        (738)
            Investment advisory fee payable..........................        (360)
            Administration fee payable...............................        (128)
            Shareholder servicing and distribution fees payable......         (87)
            Payable for investment securities purchased..............      (9,990)
            Accrued Trustees' fees and expenses......................        (112)
            Accrued expenses and other liabilities...................        (200)
                                                                        ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (171,176)
                                                                        ---------
            NET ASSETS........................................  100.0%  $ 659,008
                                                                        =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $     520
            Accumulated net realized gain on investments sold........      10,024
            Net unrealized appreciation of investments...............      79,616
            Paid-in capital..........................................     568,848
                                                                        ---------
            NET ASSETS...............................................   $ 659,008
                                                                        =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
---------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($513,206,534 / 42,900,324 shares outstanding).........      $11.96
                                                                           ------
                                                                           ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($58,143,842 / 4,868,398 shares outstanding)...........      $11.94
                                                                           ------
                                                                           ------

                                                                            5.75%
            Maximum sales charge.....................................
                                                                           $12.67
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($80,161,874 / 6,876,404 shares outstanding)...........      $11.66
                                                                           ------
                                                                           ------
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($7,495,889 / 643,447 shares outstanding)..............      $11.65
                                                                           ------
                                                                           ------

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $147,812 and $169,405, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $176,156.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

Nations MidCap Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 96.5%
            AEROSPACE AND DEFENSE -- 4.5%
  65,000    Raytheon Company.........................................   $  2,668
  72,800    Rockwell Collins, Inc. ..................................      1,836
                                                                        --------
                                                                           4,504
                                                                        --------
            AIRLINES -- 2.1%
  78,850    AMR Corporation!!........................................      2,082
                                                                        --------
            AUTOMOTIVE -- 2.6%
  46,300    Dana Corporation.........................................        993
  27,200    Goodyear Tire & Rubber Company...........................        696
  20,100    Lear Corporation!!.......................................        957
                                                                        --------
                                                                           2,646
                                                                        --------
            BROADCASTING AND CABLE -- 3.0%
  59,425    Cablevision Systems Corporation!!........................      2,021
  83,450    Charter Communications, Inc., Class A!!..................        942
                                                                        --------
                                                                           2,963
                                                                        --------
            CHEMICALS -- SPECIALTY -- 1.1%
  56,125    Pall Corporation.........................................      1,150
                                                                        --------
            COMMERCIAL BANKING -- 8.3%
  39,100    Charter One Financial, Inc. .............................      1,221
  38,000    Comerica Inc. ...........................................      2,378
  15,700    Compass Bancshares, Inc. ................................        485
 168,400    Sovereign Bancorp, Inc. .................................      2,366
  29,450    Zions Bancorporation.....................................      1,746
                                                                        --------
                                                                           8,196
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.2%
  93,450    Tektronix, Inc. .........................................      2,211
                                                                        --------
            CONGLOMERATES -- 1.6%
  36,650    Pentair, Inc. ...........................................      1,648
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 0.9%
  37,500    Dillard's, Inc., Class A.................................        895
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 4.3%
  83,525    Harris Corporation.......................................      2,999
 120,375    Symbol Technologies, Inc. ...............................      1,353
                                                                        --------
                                                                           4,352
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 2.1%
  57,350    Allegheny Technologies Inc. .............................        949
  25,500    Black & Decker Corporation...............................      1,186
                                                                        --------
                                                                           2,135
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 3.3%
  36,200    PPL Corporation..........................................      1,434
  40,875    Public Service Enterprise Group Inc. ....................      1,872
                                                                        --------
                                                                           3,306
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 3.2%
  23,725    Dominion Resources, Inc. ................................      1,546
  46,775    FirstEnergy Corporation..................................      1,617
                                                                        --------
                                                                           3,163
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            FOOD PRODUCTS -- 2.1%
  63,200    Kellogg Company..........................................   $  2,122
                                                                        --------
            HEALTH SERVICES -- 1.2%
  84,975    HEALTHSOUTH Corporation!!................................      1,219
                                                                        --------
            HEAVY MACHINERY -- 0.6%
  13,475    Deere & Company..........................................        614
                                                                        --------
            HOUSEHOLD PRODUCTS -- 1.9%
  18,375    Avon Products, Inc. .....................................        998
  25,975    The Estee Lauder Companies Inc., Class A.................        887
                                                                        --------
                                                                           1,885
                                                                        --------
            HOUSING AND FURNISHING -- 2.1%
  78,200    Masco Corporation........................................      2,147
                                                                        --------
            INSURANCE -- 4.4%
  20,625    Jefferson-Pilot Corporation..............................      1,033
  25,700    PartnerRe Ltd. ..........................................      1,403
  42,500    The St. Paul Companies, Inc. ............................      1,949
                                                                        --------
                                                                           4,385
                                                                        --------
            INTEGRATED OIL -- 5.1%
  74,750    Marathon Oil Corporation.................................      2,154
  52,400    Occidental Petroleum Corporation.........................      1,527
  74,200    Ocean Energy Inc. .......................................      1,468
                                                                        --------
                                                                           5,149
                                                                        --------
            INVESTMENT SERVICES -- 3.7%
  47,375    A.G. Edwards, Inc. ......................................      2,083
   8,525    Legg Mason, Inc. ........................................        453
  37,950    Waddell & Reed Financial, Inc., Class A..................      1,157
                                                                        --------
                                                                           3,693
                                                                        --------
            LODGING AND RECREATION -- 5.9%
  74,350    Brunswick Corporation....................................      2,032
  36,925    Carnival Corporation.....................................      1,206
  77,900    Mattel, Inc. ............................................      1,623
  25,800    Starwood Hotels & Resorts Worldwide, Inc. ...............        970
                                                                        --------
                                                                           5,831
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 1.0%
  29,550    Zimmer Holdings, Inc.!!..................................      1,006
                                                                        --------
            METALS AND MINING -- 4.2%
  43,825    Arch Coal, Inc. .........................................        937
  64,400    Massey Energy Company....................................      1,088
  18,250    Mueller Industries, Inc.!!...............................        639
  54,675    Newmont Mining Corporation...............................      1,514
                                                                        --------
                                                                           4,178
                                                                        --------
            OILFIELD SERVICES -- 1.6%
  14,950    BJ Services Company!!....................................        515
  26,175    Nabors Industries, Inc.!!................................      1,106
                                                                        --------
                                                                           1,621
                                                                        --------
            PACKAGING AND CONTAINERS -- 2.2%
  62,575    AptarGroup, Inc. ........................................      2,193
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- 3.7%
  23,775    Bowater Inc. ............................................   $  1,184
  36,300    Georgia-Pacific Corporation..............................      1,087
  25,975    Temple-Inland Inc. ......................................      1,473
                                                                        --------
                                                                           3,744
                                                                        --------
            PHARMACEUTICALS -- 1.4%
  42,875    ICN Pharmaceuticals Inc. ................................      1,361
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.9%
  15,900    Dow Jones & Company, Inc. ...............................        926
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.2%
  57,150    CSX Corporation..........................................      2,178
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.7%
  15,375    AMB Property Corporation.................................        423
  18,575    Avalonbay Communities, Inc. .............................        925
  24,200    Boston Properties, Inc. .................................        955
  11,400    CarRamerica Realty Corporation...........................        358
                                                                        --------
                                                                           2,661
                                                                        --------
            SEMICONDUCTORS -- 4.2%
 121,200    Axcelis Technologies, Inc.!!.............................      1,733
  42,975    National Semiconductor Corporation!!.....................      1,448
  26,650    Teradyne, Inc.!!.........................................      1,051
                                                                        --------
                                                                           4,232
                                                                        --------
            SOFTWARE -- 1.6%
  70,875    Cadence Design Systems, Inc.!!...........................      1,602
                                                                        --------
            SPECIALTY STORES -- 3.6%
  31,400    Gap, Inc. ...............................................        472
  32,000    Linens 'N Things, Inc.!!.................................        977
  47,400    Staples, Inc.!!..........................................        947
  65,881    Toys R Us, Inc.!!........................................      1,183
                                                                        --------
                                                                           3,579
                                                                        --------
            STEEL -- 1.0%
  56,250    United States Steel Corporation..........................      1,021
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $90,540).........................................     96,598
                                                                        --------
PRINCIPAL
 AMOUNT                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 0.3%
              (Cost $261)
            SPECIALTY STORES -- 0.3%
 $   261    Gap, Inc.,
              5.750% 03/15/09@.......................................   $    302
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 7.1%
              (Cost $7,063)
   7,063    Nations Cash Reserves, Capital Class Shares#.............      7,063
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $97,864*).................................  103.9%   103,963
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................   (3.9)%
            Cash.....................................................   $     16
            Receivable for investment securities sold................      1,025
            Receivable for Fund shares sold..........................      1,324
            Dividends receivable.....................................         99
            Interest receivable......................................          7
            Investment advisory fee payable..........................        (55)
            Administration fee payable...............................         (5)
            Payable for Fund shares redeemed.........................        (76)
            Payable for investment securities purchased..............     (6,109)
            Accrued Trustees' fees and expenses......................         (3)
            Accrued expenses and other liabilities...................       (108)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (3,885)
                                                                        --------
            NET ASSETS........................................    100%  $100,078
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on investments sold........   $    209
            Net unrealized appreciation of investments...............      6,099
            Paid-in capital..........................................     93,770
                                                                        --------
            NET ASSETS...............................................   $100,078
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

Nations MidCap Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($98,888,471 / 8,739,491 shares outstanding)...........     $11.32
                                                                          ------
                                                                          ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($572,631 / 50,659 shares outstanding).................     $11.30
                                                                          ------
                                                                          ------

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $11.99
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($523,725 / 46,398 shares outstanding).................     $11.29
                                                                          ------
                                                                          ------
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($93,198 / 8,237 shares outstanding)...................     $11.31
                                                                          ------
                                                                          ------

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Growth & Income Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.6%
            Investment in Nations Master Investment Trust, Marsico
              Growth & Income Master Portfolio*......................   $515,876
                                                                        --------
            TOTAL INVESTMENTS.................................   99.6%   515,876
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................    0.4%
            Receivable for Fund shares sold..........................   $  3,805
            Payable for Fund shares redeemed.........................     (1,108)
            Administration fee payable...............................        (56)
            Shareholder servicing and distribution fees payable......       (248)
            Accrued Trustees' fees and expenses......................        (45)
            Accrued expenses and other liabilities...................       (120)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................      2,228
                                                                        --------
            NET ASSETS........................................  100.0%  $518,104
                                                                        ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income.........   $     (8)
            Accumulated net realized loss on investments.............   (133,683)
            Net unrealized appreciation of investments...............     72,659
            Paid-in capital..........................................    579,136
                                                                        --------
            NET ASSETS...............................................   $518,104
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($58,751,886 / 3,971,855 shares outstanding)...........     $14.79
                                                                          ------
                                                                          ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($217,963,046 / 14,807,287 shares outstanding).........     $14.72
                                                                          ------
                                                                          ------

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $15.62
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($209,503,280 / 14,658,335 shares outstanding).........     $14.29
                                                                          ------
                                                                          ------

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($31,885,385 / 2,228,175 shares outstanding)...........     $14.31
                                                                          ------
                                                                          ------

---------------

 *The financial statements of the Marsico Growth & Income Master
  Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Growth & Income Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

Nations Blue Chip Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.3%
            Investment in Nations Master Investment Trust, Blue Chip
              Master Portfolio*......................................   $661,383
                                                                        --------
            TOTAL INVESTMENTS.................................  100.3%   661,383
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................   (0.3)%
            Receivable for Fund shares sold..........................   $    189
            Payable for Fund shares redeemed.........................     (1,435)
            Administration fee payable...............................       (102)
            Shareholder servicing and distribution fees payable......       (201)
            Accrued Trustees' fees and expenses......................        (41)
            Accrued expenses and other liabilities...................       (207)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (1,797)
                                                                        --------
            NET ASSETS........................................  100.0%  $659,586
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    110
            Accumulated net realized loss on investments.............    (75,906)
            Net unrealized appreciation of investments...............     96,698
            Paid-in capital..........................................    638,684
                                                                        --------
            NET ASSETS...............................................   $659,586
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($49,906,522 / 1,936,733 shares outstanding)...........     $25.77
                                                                          ------
                                                                          ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($524,910,540 / 20,523,919 shares outstanding).........     $25.58
                                                                          ------
                                                                          ------

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $27.14
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($67,588,670 / 2,716,429 shares outstanding)...........     $24.88
                                                                          ------
                                                                          ------

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($17,180,214 / 692,614 shares outstanding).............     $24.80
                                                                          ------
                                                                          ------

---------------

*The financial statements of the Blue Chip Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            COMMON STOCKS -- 96.5%
            AEROSPACE AND DEFENSE -- 3.8%
  296,900   Boeing Company...........................................   $   14,325
   69,275   General Dynamics Corporation.............................        6,508
  182,450   Lockheed Martin Corporation..............................       10,505
  222,300   United Technologies Corporation..........................       16,496
                                                                        ----------
                                                                            47,834
                                                                        ----------
            AIRLINES -- 0.8%
  365,000   AMR Corporation!!........................................        9,640
                                                                        ----------
            AUTOMOTIVE -- 1.1%
  285,000   Lear Corporation!!(a)....................................       13,566
                                                                        ----------
            BEVERAGES -- 3.9%
  365,650   Anheuser-Busch Companies, Inc. ..........................       19,086
  316,150   Coca-Cola Company........................................       16,522
  279,525   PepsiCo, Inc. ...........................................       14,396
                                                                        ----------
                                                                            50,004
                                                                        ----------
            BROADCASTING AND CABLE -- 4.7%
  769,365   AOL Time Warner Inc.!!...................................       18,195
  380,000   Cablevision Systems Corporation!!(a).....................       12,920
  195,800   Clear Channel Communications, Inc.!!(a)..................       10,066
  559,325   Comcast Corporation, Class A(a)..........................       17,787
                                                                        ----------
                                                                            58,968
                                                                        ----------
            COMMERCIAL BANKING -- 4.2%
  747,596   Citigroup Inc. ..........................................       37,021
  296,525   TCF Financial Corporation................................       15,600
                                                                        ----------
                                                                            52,621
                                                                        ----------
            COMMERCIAL SERVICES -- 0.8%
  300,000   Interpublic Group of Companies, Inc. ....................       10,284
                                                                        ----------
            COMPUTER SERVICES -- 4.0%
  357,950   Automatic Data Processing, Inc. .........................       20,858
  574,860   Concord EFS, Inc.!!(a)...................................       19,114
  322,925   Sungard Data Systems, Inc.!!(a)..........................       10,647
                                                                        ----------
                                                                            50,619
                                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.1%
  565,775   Dell Computer Corporation!!..............................       14,772
  735,427   EMC Corporation!!........................................        8,766
  312,775   International Business Machines Corporation..............       32,529
  928,975   Sun Microsystems, Inc.!!.................................        8,194
                                                                        ----------
                                                                            64,261
                                                                        ----------
            CONSUMER CREDIT AND MORTGAGES -- 6.1%
  246,465   Fannie Mae...............................................       19,688
  411,175   Household International, Inc.(a).........................       23,354
  290,250   MBNA Corporation.........................................       11,195
  232,750   USA Education Inc. ......................................       22,763
                                                                        ----------
                                                                            77,000
                                                                        ----------

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 6.0%
  397,825   Sears, Roebuck and Company...............................   $   20,396
  381,075   Target Corporation.......................................       16,432
  632,800   Wal-Mart Stores, Inc. ...................................       38,785
                                                                        ----------
                                                                            75,613
                                                                        ----------
            DIVERSIFIED MANUFACTURING -- 4.7%
1,078,875   General Electric Company.................................       40,404
  495,200   Honeywell International Inc. ............................       18,951
                                                                        ----------
                                                                            59,355
                                                                        ----------
            ELECTRIC POWER -- NUCLEAR -- 1.7%
  309,075   Duke Energy Corporation(a)...............................       11,683
  160,000   FPL Group, Inc. .........................................        9,528
                                                                        ----------
                                                                            21,211
                                                                        ----------
            HOUSEHOLD PRODUCTS -- 1.2%
  172,325   Procter & Gamble Company.................................       15,525
                                                                        ----------
            HOUSING AND FURNISHING -- 1.4%
  116,550   Centex Corporation(a)....................................        6,052
  415,000   Masco Corporation(a).....................................       11,392
                                                                        ----------
                                                                            17,444
                                                                        ----------
            INSURANCE -- 3.0%
  448,925   AFLAC, Inc. .............................................       13,243
  350,087   American International Group, Inc. ......................       25,256
                                                                        ----------
                                                                            38,499
                                                                        ----------
            INTEGRATED OIL -- 5.2%
  197,000   BP Amoco plc, ADR........................................       10,461
  173,675   ChevronTexaco Corporation(a).............................       15,678
  893,350   Exxon Mobil Corporation..................................       39,155
                                                                        ----------
                                                                            65,294
                                                                        ----------
            INVESTMENT SERVICES -- 3.6%
  357,850   Merrill Lynch & Company, Inc.(a).........................       19,818
  262,750   Morgan Stanley Dean Witter & Company.....................       15,058
  175,125   Northern Trust Corporation...............................       10,527
                                                                        ----------
                                                                            45,403
                                                                        ----------
            LODGING AND RECREATION -- 1.6%
  545,350   Starwood Hotels & Resorts Worldwide, Inc.(a).............       20,511
                                                                        ----------
            MEDICAL DEVICES AND SUPPLIES -- 5.3%
  253,175   Abbott Laboratories......................................       13,317
  389,575   Baxter International Inc.(a).............................       23,187
  297,400   Johnson & Johnson(a).....................................       19,316
  261,460   Medtronic, Inc. .........................................       11,821
                                                                        ----------
                                                                            67,641
                                                                        ----------
            NATURAL GAS DISTRIBUTION -- 0.9%
  269,772   El Paso Corporation(a)...................................       11,878
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.6%
  831,650   Cisco Systems, Inc.!!....................................   $   14,080
  162,850   QUALCOMM Inc.!!..........................................        6,130
                                                                        ----------
                                                                            20,210
                                                                        ----------
            OILFIELD SERVICES -- 0.5%
  163,969   Nabors Industries, Inc.!!(a).............................        6,928
                                                                        ----------
            PHARMACEUTICALS -- 9.2%
  201,950   Amgen Inc.!!(a)..........................................       12,052
  140,850   Eli Lilly and Company(a).................................       10,733
  239,475   Genentech, Inc.!!(a).....................................       12,082
  259,600   Merck & Company, Inc. ...................................       14,948
1,065,050   Pfizer Inc. .............................................       42,324
  433,000   Pharmacia Corporation....................................       19,519
  202,625   Schering-Plough Corporation..............................        6,342
                                                                        ----------
                                                                           118,000
                                                                        ----------
            PUBLISHING AND ADVERTISING -- 0.9%
  176,425   McGraw-Hill Companies, Inc. .............................       12,041
                                                                        ----------
            SEMICONDUCTORS -- 2.3%
  578,700   Intel Corporation........................................       17,598
  138,400   Linear Technology Corporation............................        6,120
  155,000   Texas Instruments Inc. ..................................        5,131
                                                                        ----------
                                                                            28,849
                                                                        ----------
            SOFTWARE -- 4.3%
  754,900   Microsoft Corporation!!..................................       45,528
  665,900   Oracle Corporation!!.....................................        8,524
                                                                        ----------
                                                                            54,052
                                                                        ----------
            SPECIALTY STORES -- 3.1%
  416,025   Circuit City Stores -- Circuit City Group................        7,505
  509,650   Home Depot, Inc. ........................................       24,774
  325,000   Staples, Inc.!!..........................................        6,490
                                                                        ----------
                                                                            38,769
                                                                        ----------
            TELECOMMUNICATIONS SERVICES -- 2.2%
  493,825   SBC Communications Inc. .................................       18,489
  207,075   Verizon Communications Inc. .............................        9,453
                                                                        ----------
                                                                            27,942
                                                                        ----------
            TOBACCO -- 1.8%
  437,275   Philip Morris Companies Inc. ............................       23,031

            UNIT INVESTMENT TRUST -- 1.5%
  170,000   Standard And Poor's Depositary Receipts(a)...............       19,468
                                                                        ----------
            TOTAL COMMON STOCKS
              (Cost $1,081,364)......................................    1,222,461
                                                                        ----------
                                                                        ----------

 SHARES                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 19.6%
              (Cost $248,924)
  248,924   Nations Cash Reserves, Capital Class Shares#.............   $  248,924
                                                                        ----------
            TOTAL INVESTMENTS
              (Cost $1,330,288*)..............................  116.1%   1,471,385
                                                                        ----------
            OTHER ASSETS AND LIABILITIES (NET)................  (16.1)%
            Cash.....................................................   $       60
            Receivable for investment securities sold................       23,091
            Receivable for Fund shares sold..........................        2,630
            Dividends receivable.....................................        1,103
            Interest receivable......................................           19
            Collateral on securities loaned..........................     (207,456)
            Payable for Fund shares redeemed.........................       (2,935)
            Investment advisory fee payable..........................         (702)
            Administration fee payable...............................         (248)
            Shareholder servicing and distribution fees payable......          (15)
            Payable for investment securities purchased..............      (18,913)
            Accrued Trustees' fees and expenses......................          (40)
            Accrued expenses and other liabilities...................         (204)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (203,610)
                                                                        ----------
            NET ASSETS........................................  100.0%  $1,267,775
                                                                        ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $      680
            Accumulated net realized loss on investments sold........     (197,909)
            Net unrealized appreciation of investments...............      141,097
            Paid-in capital..........................................    1,323,907
                                                                        ----------
            NET ASSETS...............................................   $1,267,775
                                                                        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,230,029,943 / 99,567,494 shares outstanding).......       $12.35
                                                                            ------
                                                                            ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($26,742,551 / 2,173,238 shares outstanding)...........       $12.31
                                                                            ------
                                                                            ------

                                                                             5.75%
            Maximum sales charge.....................................
                                                                            $13.06
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($8,357,713 / 692,274 shares outstanding)..............       $12.07
                                                                            ------
                                                                            ------
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,644,760 / 218,895 shares outstanding)..............       $12.08
                                                                            ------
                                                                            ------

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $160,016 and $177,727, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $207,456.

ABBREVIATION:

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

Nations Capital Growth Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          COMMON STOCKS -- 95.5%
          AEROSPACE AND DEFENSE -- 1.5%
 40,090   Boeing Company...........................................   $  1,934
 50,129   United Technologies Corporation..........................      3,720
                                                                      --------
                                                                         5,654
                                                                      --------
          BEVERAGES -- 4.0%
 81,889   Anheuser-Busch Companies, Inc. ..........................      4,275
113,619   Coca-Cola Company........................................      5,938
 93,717   PepsiCo, Inc. ...........................................      4,826
                                                                      --------
                                                                        15,039
                                                                      --------
          BROADCASTING AND CABLE -- 6.1%
317,289   AOL Time Warner Inc.!!...................................      7,505
115,000   Cablevision Systems Corporation!!........................      3,910
107,708   Clear Channel Communications, Inc.!!(a)..................      5,537
117,074   Comcast Corporation, Class A(a)..........................      3,723
 47,559   Viacom Inc., Class B!!...................................      2,300
                                                                      --------
                                                                        22,975
                                                                      --------
          COMMERCIAL BANKING -- 1.1%
 83,815   Citigroup Inc. ..........................................      4,151
                                                                      --------
          COMMERCIAL SERVICES -- 0.9%
100,000   Interpublic Group of Companies, Inc. ....................      3,428
                                                                      --------
          COMPUTER SERVICES -- 4.8%
 82,786   Automatic Data Processing, Inc. .........................      4,824
261,955   Concord EFS, Inc.!!(a)...................................      8,710
136,389   Sungard Data Systems, Inc.!!(a)..........................      4,497
                                                                      --------
                                                                        18,031
                                                                      --------
          COMPUTERS AND OFFICE EQUIPMENT -- 6.7%
205,342   Dell Computer Corporation!!..............................      5,361
300,185   EMC Corporation!!........................................      3,578
128,382   International Business Machines Corporation..............     13,353
290,748   Sun Microsystems, Inc.!!.................................      2,564
                                                                      --------
                                                                        24,856
                                                                      --------
          CONSUMER CREDIT AND MORTGAGES -- 5.2%
 59,791   Fannie Mae...............................................      4,776
 92,966   Household International, Inc.(a).........................      5,280
 98,488   MBNA Corporation.........................................      3,799
 58,978   USA Education Inc. ......................................      5,768
                                                                      --------
                                                                        19,623
                                                                      --------
          DEPARTMENT AND DISCOUNT STORES -- 4.2%
 92,861   Target Corporation.......................................      4,004
188,474   Wal-Mart Stores, Inc. ...................................     11,552
                                                                      --------
                                                                        15,556
                                                                      --------
          DIVERSIFIED MANUFACTURING -- 5.5%
494,813   General Electric Company.................................     18,531
 56,000   Honeywell International Inc. ............................      2,143
                                                                      --------
                                                                        20,674
                                                                      --------
          HOUSING AND FURNISHING -- 1.3%
 57,769   Centex Corporation(a)....................................      2,999
 70,000   Masco Corporation(a).....................................      1,922
                                                                      --------
                                                                         4,921
                                                                      --------

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          INSURANCE -- 2.5%
117,611   AFLAC, Inc. .............................................   $  3,470
 82,426   American International Group, Inc. ......................      5,946
                                                                      --------
                                                                         9,416
                                                                      --------
          INTEGRATED OIL -- 1.5%
 32,263   ChevronTexaco Corporation................................      2,913
 58,806   Exxon Mobil Corporation..................................      2,577
                                                                      --------
                                                                         5,490
                                                                      --------
          INVESTMENT SERVICES -- 2.1%
 71,722   Merrill Lynch & Company, Inc.(a).........................      3,972
 70,129   Morgan Stanley Dean Witter & Company.....................      4,019
                                                                      --------
                                                                         7,991
                                                                      --------
          LODGING AND RECREATION -- 1.6%
161,964   Starwood Hotels & Resorts Worldwide,
            Inc. ..................................................      6,091
                                                                      --------
          MEDICAL DEVICES AND SUPPLIES -- 7.8%
 72,164   Abbott Laboratories......................................      3,796
126,230   Baxter International Inc. ...............................      7,513
155,262   Johnson & Johnson (a)....................................     10,084
160,290   Medtronic, Inc.(a).......................................      7,247
                                                                      --------
                                                                        28,640
                                                                      --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.4%
500,975   Cisco Systems, Inc.!!....................................      8,482
115,207   QUALCOMM Inc.!!..........................................      4,336
                                                                      --------
                                                                        12,818
                                                                      --------
          OILFIELD SERVICES -- 1.3%
 57,373   Nabors Industries, Inc.!!(a).............................      2,424
 42,519   Schlumberger Ltd. .......................................      2,501
                                                                      --------
                                                                         4,925
                                                                      --------
          PHARMACEUTICALS -- 16.2%
106,119   Amgen Inc.!!(a)..........................................      6,333
 70,451   Bristol-Myers Squibb Company.............................      2,853
 53,693   Eli Lilly and Company(a).................................      4,091
113,942   Genentech, Inc.!!(a).....................................      5,748
137,939   Merck & Company, Inc. ...................................      7,943
512,922   Pfizer Inc. .............................................     20,383
 90,000   Pharmacia Corporation....................................      4,057
128,763   Schering-Plough Corporation..............................      4,030
 75,711   Wyeth....................................................      4,970
                                                                      --------
                                                                        60,408
                                                                      --------
          SEMICONDUCTORS -- 3.7%
348,695   Intel Corporation........................................     10,604
 25,828   Linear Technology Corporation............................      1,142
 68,124   Texas Instruments Inc. ..................................      2,255
                                                                      --------
                                                                        14,001
                                                                      --------
          SOFTWARE -- 7.0%
 85,065   Check Point Software Technologies
            Ltd.!!(a)..............................................      2,586
271,253   Microsoft Corporation!!..................................     16,360
333,293   Oracle Corporation!!.....................................      4,266
 57,749   VERITAS Software Corporation!!(a)........................      2,531
                                                                      --------
                                                                        25,743
                                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Capital Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          SPECIALTY STORES -- 4.8%
 82,758   Abercrombie & Fitch Company!!(a).........................   $  2,549
249,007   Circuit City Stores -- Circuit City Group................      4,492
222,193   Home Depot, Inc. ........................................     10,801
                                                                      --------
                                                                        17,842
                                                                      --------
          TELECOMMUNICATIONS SERVICES -- 1.0%
102,008   SBC Communications Inc. .................................      3,819
                                                                      --------
          TOBACCO -- 1.3%
 95,528   Philip Morris Companies Inc. ............................      5,031
                                                                      --------
          TOTAL COMMON STOCKS
            (Cost $276,696)........................................    357,123
                                                                      --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 24.5%
            (Cost $91,849)
 91,849   Nations Cash Reserves, Capital Class Shares#.............     91,849
                                                                      --------
          TOTAL INVESTMENTS
            (Cost $368,545*)................................  120.0%   448,972
                                                                      --------
          OTHER ASSETS AND LIABILITIES (NET)................  (20.0)%
          Cash.....................................................   $     14
          Receivable for Fund shares sold..........................        717
          Dividends receivable.....................................        314
          Interest receivable......................................         12
          Collateral on securities loaned..........................    (66,618)
          Payable for Fund shares redeemed.........................       (753)
          Investment advisory fee payable..........................       (210)
          Administration fee payable...............................        (74)
          Shareholder servicing and distribution fees payable......        (42)
          Payable for investment securities
            purchased..............................................     (7,980)
          Accrued Trustees' fees and expenses......................        (80)
          Accrued expenses and other liabilities...................       (130)
                                                                      --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (74,830)
                                                                      --------
          NET ASSETS........................................  100.0%  $374,142
                                                                      ========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold........   $(42,186)
          Net unrealized appreciation of
            investments............................................     80,427
          Paid-in capital..........................................    335,901
                                                                      --------
          NET ASSETS...............................................   $374,142
                                                                      ========
                                                                       VALUE
------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($302,843,015/ 38,791,934 shares outstanding)..........      $7.81
                                                                         -----
                                                                         -----
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($28,994,295 / 3,788,007 shares outstanding)...........      $7.65
                                                                         -----
                                                                         -----

                                                                         5.75%
          Maximum sales charge.....................................
                                                                         $8.12
          Maximum offering price per share.........................

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($37,766,978 / 5,414,896 shares outstanding)...........      $6.97
                                                                         -----
                                                                         -----
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($4,537,393 / 643,348 shares outstanding)..............      $7.05
                                                                         -----
                                                                         -----

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $77,335 and $64,212, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending actively (Note 8). The portion that represents cash collateral is $66,618.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

Nations Aggressive Growth Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 100.4%
            AEROSPACE AND DEFENSE -- 1.0%
   4,918    United Technologies Corporation..........................   $    365
                                                                        --------
            BEVERAGES -- 2.5%
   8,826    Coca-Cola Company........................................        461
   8,826    PepsiCo, Inc. ...........................................        455
                                                                        --------
                                                                             916
                                                                        --------
            BROADCASTING AND CABLE -- 3.9%
  32,745    AOL Time Warner Inc.!!...................................        775
   8,593    Comcast Corporation, Class A(a)..........................        273
   7,694    Viacom Inc., Class B!!...................................        372
                                                                        --------
                                                                           1,420
                                                                        --------
            CHEMICALS -- BASIC -- 1.3%
  10,568    Ecolab, Inc. ............................................        483
                                                                        --------
            COMMERCIAL BANKING -- 1.1%
   8,346    Citigroup Inc. ..........................................        413
                                                                        --------
            COMPUTER SERVICES -- 7.4%
  15,994    Concord EFS, Inc.!!(a)...................................        532
  13,177    Convergys Corporation!!..................................        390
  11,927    CSG Systems International, Inc.!!........................        340
   7,885    First Data Corporation...................................        688
  22,069    Sungard Data Systems, Inc.!!.............................        727
                                                                        --------
                                                                           2,677
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.4%
  22,444    Dell Computer Corporation!!..............................        585
  30,041    EMC Corporation!!........................................        358
   3,968    International Business Machines Corporation..............        413
  28,650    Sun Microsystems, Inc.!!.................................        253
                                                                        --------
                                                                           1,609
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 5.8%
   5,959    Fannie Mae...............................................        476
   9,551    Household International, Inc.(a).........................        542
  11,627    MBNA Corporation.........................................        448
   6,434    USA Education Inc. ......................................        630
                                                                        --------
                                                                           2,096
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 4.1%
   8,568    Target Corporation.......................................        369
  18,358    Wal-Mart Stores, Inc. ...................................      1,126
                                                                        --------
                                                                           1,495
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 5.2%
  41,262    General Electric Company.................................      1,545
   8,493    Honeywell International Inc. ............................        325
                                                                        --------
                                                                           1,870
                                                                        --------
            FOOD AND DRUG STORES -- 0.7%
   5,510    Safeway Inc.!!...........................................        248
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 1.4%
   5,876    Centex Corporation(a)....................................   $    305
   7,000    Masco Corporation(a).....................................        192
                                                                        --------
                                                                             497
                                                                        --------
            INSURANCE -- 2.3%
  12,368    AFLAC, Inc. .............................................        365
   6,301    American International Group, Inc. ......................        454
                                                                        --------
                                                                             819
                                                                        --------
            INVESTMENT SERVICES -- 3.5%
   4,959    Goldman Sachs Group, Inc. ...............................        448
   7,518    Merrill Lynch & Company, Inc. ...........................        416
   7,351    Morgan Stanley Dean Witter & Company.....................        421
                                                                        --------
                                                                           1,285
                                                                        --------
            LODGING AND RECREATION -- 1.8%
  16,985    Starwood Hotels & Resorts Worldwide, Inc. ...............        639
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 7.0%
   5,485    Abbott Laboratories......................................        289
   5,876    Baxter International Inc. ...............................        350
   8,393    Guidant Corporation!!....................................        364
  10,985    Johnson & Johnson........................................        713
  18,336    Medtronic, Inc. .........................................        828
                                                                        --------
                                                                           2,544
                                                                        --------
            NATURAL GAS DISTRIBUTION -- 1.1%
   9,379    El Paso Corporation(a)...................................        413
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.2%
  48,830    Cisco Systems, Inc.!!....................................        826
  29,337    Comverse Technology, Inc.!!..............................        372
  11,418    QUALCOMM Inc.!!..........................................        430
  23,036    Tekelec!!................................................        264
                                                                        --------
                                                                           1,892
                                                                        --------
            OILFIELD SERVICES -- 0.6%
   5,429    Nabors Industries, Inc.!!(a).............................        229
                                                                        --------
            PHARMACEUTICALS -- 17.5%
   9,700    Amgen Inc.!!(a)..........................................        579
   4,776    Eli Lilly and Company....................................        364
   5,276    Forest Laboratories, Inc.!!..............................        431
  10,169    Genentech, Inc.!!(a).....................................        513
   6,826    Genzyme Corporation!!....................................        298
  19,902    IVAX Corporation!!.......................................        319
   7,810    Merck & Company, Inc. ...................................        450
  45,972    Pfizer Inc. .............................................      1,828
  20,269    Pharmacia Corporation....................................        914
   8,660    Protein Design Labs, Inc.!!(a)...........................        148
   6,780    Wyeth....................................................        445
                                                                        --------
                                                                           6,289
                                                                        --------
            SEMICONDUCTORS -- 6.8%
  13,118    Analog Devices, Inc.!!...................................        591
   9,099    Applied Materials, Inc.!!................................        494
  34,387    Intel Corporation........................................      1,046

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Aggressive Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
   2,518    Linear Technology Corporation(a).........................   $    111
   6,743    Texas Instruments Inc. ..................................        223
                                                                        --------
                                                                           2,465
                                                                        --------
            SOFTWARE -- 7.6%
   6,784    Check Point Software Technologies Ltd.!!.................        206
  25,403    Microsoft Corporation!!..................................      1,533
  33,004    Oracle Corporation!!.....................................        422
  14,560    Quest Software, Inc.!!(a)................................        220
   7,493    VERITAS Software Corporation!!(a)........................        328
                                                                        --------
                                                                           2,709
                                                                        --------
            SPECIALTY STORES -- 7.1%
  13,668    Abercrombie & Fitch Company!!............................        421
  24,777    Circuit City Stores -- Circuit City Group................        447
  22,836    Home Depot, Inc. ........................................      1,110
  16,894    Tiffany & Company........................................        601
                                                                        --------
                                                                           2,579
                                                                        --------
            TOBACCO -- 1.1%
   7,510    Philip Morris Companies Inc. ............................        396
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $37,327).........................................     36,348
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 11.4%
              (Cost $4,139)
   4,139    Nations Cash Reserves, Capital Class Shares#.............      4,139
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $41,466*).................................  111.8%    40,487
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (11.8)%
            Cash.....................................................   $      2
            Receivable for Fund shares sold..........................        224
            Dividends receivable.....................................         27
            Collateral on securities loaned..........................     (3,987)
            Payable for Fund shares redeemed.........................       (365)
            Investment advisory fee payable..........................        (20)
            Administration fee payable...............................         (7)
            Shareholder servicing and distribution fees payable......        (13)
            Accrued Trustees' fees and expenses......................        (51)
            Accrued expenses and other liabilities...................        (91)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (4,281)
                                                                        --------
            NET ASSETS........................................  100.0%  $ 36,206
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........   $(58,661)
            Net unrealized depreciation of investments...............       (979)
            Paid-in capital..........................................     95,846
                                                                        --------
            NET ASSETS...............................................   $ 36,206
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($10,872,509 / 1,189,521 shares outstanding)...........      $9.14
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($14,082,403 / 1,559,389 shares outstanding)...........      $9.03
                                                                           -----
                                                                           -----

                                                                           5.75%
            Maximum sales charge.....................................
                                                                           $9.58
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($10,803,757 / 1,282,223 shares outstanding)...........      $8.43
                                                                           -----
                                                                           -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($446,886 / 51,839 shares outstanding).................      $8.62
                                                                           -----
                                                                           -----

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $4,208 and $3,821, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $3,987.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

Nations Marsico Focused Equities Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
                                                                          (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.1%
            Investment in Nations Master Investment Trust, Marsico
              Focused Equities Master Portfolio*.....................   $1,723,632
                                                                        ----------
            TOTAL INVESTMENTS.................................  100.1%   1,723,632
                                                                        ----------
            OTHER ASSETS AND LIABLITIES (NET).................   (0.1)%
            Receivable for Fund shares sold..........................   $    4,423
            Payable for Fund shares redeemed.........................       (3,969)
            Administration fee payable...............................         (188)
            Shareholder servicing and distribution fees payable......         (843)
            Accrued Trustees' fees and expenses......................          (46)
            Accrued expenses and other liabilities...................         (454)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................       (1,077)
                                                                        ----------
            NET ASSETS........................................  100.0%  $1,722,555
                                                                        ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments.............   $ (523,697)
            Net unrealized appreciation of investments...............      246,396
            Paid-in capital..........................................    1,999,856
                                                                        ----------
            NET ASSETS...............................................   $1,722,555
                                                                        ==========

                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($346,434,516 / 21,833,407 shares outstanding).........       $15.87
                                                                            ------
                                                                            ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($507,590,289 / 32,196,865 shares outstanding).........       $15.77
                                                                            ------
                                                                            ------

                                                                             5.75%
            Maximum sales charge.....................................
                                                                            $16.73
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($679,688,537 / 44,341,680 shares outstanding).........       $15.33
                                                                            ------
                                                                            ------

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($188,842,064 / 12,282,318 shares outstanding).........       $15.38
                                                                            ------
                                                                            ------

---------------

 *The financial statements of the Marsico Focused Equities Master
Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 95.4%
            BROADCASTING AND CABLE -- 4.4%
 372,109    Adelphia Communications
              Corporation!!(a).......................................   $  5,544
 129,459    Cablevision Systems Corporation!!(a).....................      4,402
 609,696    Charter Communications, Inc.,
              Class A!!(a)...........................................      6,883
 230,967    Radio One, Inc., Class D!!(a)............................      4,758
 142,859    Univision Communications, Inc.,
              Class A!!(a)...........................................      6,000
                                                                        --------
                                                                          27,587
                                                                        --------
            BUILDING MATERIALS -- 0.0%+
   6,940    Martin Marietta Materials, Inc. .........................        293
                                                                        --------
            COMMERCIAL BANKING -- 2.5%
 160,902    Charter One Financial, Inc. .............................      5,023
  62,792    City National Corporation(a).............................      3,303
 157,255    Commerce Bancorp, Inc. ..................................      7,062
                                                                        --------
                                                                          15,388
                                                                        --------
            COMMERCIAL SERVICES -- 0.8%
 144,900    Interpublic Group of Companies, Inc.(a)..................      4,967
                                                                        --------
            COMPUTER SERVICES -- 10.8%
 589,487    Concord EFS, Inc.!!(a)...................................     19,601
 369,762    Convergys Corporation!!..................................     10,934
 468,644    CSG Systems International, Inc.!!(a).....................     13,342
 366,434    Jack Henry & Associates, Inc.(a).........................      8,128
 484,937    Sungard Data Systems, Inc.!!(a)..........................     15,988
                                                                        --------
                                                                          67,993
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.9%
 204,839    Research In Motion Ltd.!!(a).............................      5,688
                                                                        --------
            CONGLOMERATES -- 2.9%
 297,966    Pentair, Inc. ...........................................     13,400
  35,000    SPX Corporation!!........................................      4,955
                                                                        --------
                                                                          18,355
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 2.8%
 467,140    AmeriCredit Corporation!!(a).............................     17,747
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 2.5%
 149,681    Amphenol Corporation, Class A!!..........................      7,005
 762,187    Symbol Technologies, Inc. ...............................      8,567
                                                                        --------
                                                                          15,572
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 1.2%
 626,388    Sanmina Corporation!!(a).................................      7,360
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 1.4%
 386,316    Calpine Corporation!!(a).................................   $  4,906
 253,443    Mirant Corporation!!.....................................      3,662
                                                                        --------
                                                                           8,568
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.7%
 101,479    EOG Resources, Inc. .....................................      4,116
                                                                        --------
            FOOD PRODUCTS -- 0.6%
 175,283    Hain Celestial Group, Inc.!!.............................      3,900
                                                                        --------
            HEALTH SERVICES -- 3.0%
 147,575    Community Health Systems!!(a)............................      3,263
 571,344    Health Management Associates, Inc., Class A!!(a).........     11,844
 143,950    Lincare Holdings Inc.!!..................................      3,904
                                                                        --------
                                                                          19,011
                                                                        --------
            HOUSING AND FURNISHING -- 0.6%
 139,000    Masco Corporation(a).....................................      3,816
                                                                        --------
            INSURANCE -- 1.6%
 167,250    Ambac Financial Group, Inc. .............................      9,879
                                                                        --------
            INVESTMENT SERVICES -- 3.9%
 201,391    Legg Mason, Inc.(a)......................................     10,689
 100,908    Northern Trust Corporation...............................      6,066
 254,162    Waddell & Reed Financial, Inc., Class A..................      7,747
                                                                        --------
                                                                          24,502
                                                                        --------
            LODGING AND RECREATION -- 2.1%
  50,975    International Game Technology!!..........................      3,177
 367,860    Park Place Entertainment Corporation!!...................      3,881
 169,131    Starwood Hotels & Resorts
              Worldwide, Inc. .......................................      6,361
                                                                        --------
                                                                          13,419
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 4.8%
 204,818    Apogent Technologies Inc.!!..............................      5,055
 337,670    Caliper Technologies Corporation!!.......................      4,380
  75,686    Enzon, Inc.!!(a).........................................      3,352
  70,000    Guidant Corporation!!....................................      3,032
 335,556    Inhale Therapeutic Systems, Inc.!!.......................      3,540
 153,022    Invitrogen Corporation!!(a)..............................      5,252
 203,000    Waters Corporation!!(a)..................................      5,678
                                                                        --------
                                                                          30,289
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.7%
 795,570    ADC Telecommunications, Inc.!!...........................      3,238
 190,750    CIENA Corporation!!(a)...................................      1,717
 550,221    Comverse Technology, Inc.!!..............................      6,971
 401,770    Powerwave Technologies, Inc.!!...........................      5,171
 554,750    Tekelec!!................................................      6,357
                                                                        --------
                                                                          23,454
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            OILFIELD SERVICES -- 6.4%
 214,500    BJ Services Company!!....................................   $  7,394
 277,967    ENSCO International Inc.(a)..............................      8,378
 174,936    GlobalSantaFe Corporation(a).............................      5,720
 157,271    Nabors Industries, Inc.!!(a).............................      6,645
  82,071    Smith International, Inc.!!(a)...........................      5,560
 137,208    Weatherford International, Inc.!!(a).....................      6,535
                                                                        --------
                                                                          40,232
                                                                        --------
            PHARMACEUTICALS -- 11.8%
 178,666    Alkermes, Inc.!!(a)......................................      4,656
  42,275    Andrx Group!!(a).........................................      1,604
  60,000    Biogen, Inc.!!...........................................      2,944
 166,827    Biovail Corporation!!(a).................................      8,338
 187,313    Express Scripts, Inc.!!(a)...............................     10,788
 148,455    Genzyme Corporation!!(a).................................      6,483
 256,910    Medarex, Inc.!!..........................................      4,144
 165,302    MedImmune, Inc.!!(a).....................................      6,501
 385,661    Millennium Pharmaceuticals, Inc.!!(a)....................      8,604
 148,434    Myriad Genetics, Inc.!!..................................      4,974
 256,403    Shire Pharmaceuticals Group plc, ADR!!...................      6,018
 100,000    Taro Pharmaceutical Industries Ltd.!!....................      2,835
 251,688    Watson Pharmaceuticals, Inc.!!...........................      6,818
                                                                        --------
                                                                          74,707
                                                                        --------
            PUBLISHING AND ADVERTISING -- 1.0%
 148,535    Lamar Advertising Company!!..............................      6,033
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.1%
 109,935    Expeditors International of Washington, Inc. ............      6,706
                                                                        --------
            SEMICONDUCTORS -- 6.5%
  60,000    Broadcom Corporation, Class A!!(a).......................      2,154
 137,588    Linear Technology Corporation(a).........................      6,084
 146,573    Maxim Integrated Products, Inc.!!(a).....................      8,166
 131,922    MKS Instruments Inc.!!...................................      4,517
 180,661    Novellus Systems, Inc.!!(a)..............................      9,781
 265,750    RF Micro Devices, Inc.!!(a)..............................      4,757
 161,668    Vitesse Semiconductor Corporation!!(a)...................      1,584
  93,234    Xilinx, Inc.!!(a)........................................      3,716
                                                                        --------
                                                                          40,759
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            SOFTWARE -- 8.7%
  71,250    Affiliated Computer Services, Inc., Class A!!(a).........   $  3,999
 252,217    BEA Systems, Inc.!!(a)...................................      3,458
 196,974    BMC Software, Inc.!!.....................................      3,831
 190,870    Check Point Software Technologies
              Ltd.!!(a)..............................................      5,802
 544,321    Citrix Systems, Inc.!!(a)................................      9,407
 117,187    Intuit Inc.!!............................................      4,495
 442,573    Precise Software Solutions Ltd.!!........................     10,309
 476,378    Quest Software, Inc.!!(a)................................      7,198
 196,636    Siebel Systems, Inc.!!(a)................................      6,412
                                                                        --------
                                                                          54,911
                                                                        --------
            SPECIALTY STORES -- 6.4%
 234,541    Abercrombie & Fitch Company!!(a).........................      7,224
 183,333    Bed Bath & Beyond Inc.!!.................................      6,187
 382,568    Circuit City Stores - Circuit City Group.................      6,902
 219,500    Staples, Inc.!!(a).......................................      4,383
 145,438    The Men's Wearhouse, Inc.!!(a)...........................      3,396
  87,621    The Talbots, Inc. .......................................      3,102
 244,986    Tiffany & Company........................................      8,709
                                                                        --------
                                                                          39,903
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 0.3%
 295,768    Time Warner Telecom, Inc., Class A!!(a)..................      1,798
                                                                        --------
            UNIT INVESTMENT TRUST -- 1.4%
  89,893    S&P Mid-Cap 400 Depositary Receipts(a)...................      8,881
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 0.6%
 193,025    Republic Services, Inc.!!................................      3,606
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $599,866)........................................    599,440
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 48.6%
      95    iShares Russell Midcap Growth Index......................   $  6,711
 298,399    Nations Cash Reserves, Capital Class Shares#.............    298,399
                                                                        --------
            TOTAL INVESTMENT COMPANIES
              (Cost $304,381)........................................    305,110
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $904,247*)................................  144.0%   904,550
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (44.0)%
            Cash.....................................................   $     18
            Receivable for investment securities sold................      1,360
            Receivable for Fund shares sold..........................      2,142
            Dividends receivable.....................................        104
            Interest receivable......................................         29
            Collateral on securities loaned..........................   (278,045)
            Payable for Fund shares redeemed.........................     (1,371)
            Investment advisory fee payable..........................       (347)
            Administration fee payable...............................       (123)
            Shareholder servicing and distribution fees payable......        (47)
            Accrued Trustees' fees and expenses......................        (60)
            Accrued expenses and other liabilities...................       (166)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................   (276,506)
                                                                        --------
            NET ASSETS........................................  100.0%  $628,044
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........   $(47,930)
            Net unrealized appreciation of
              investments............................................        303
            Paid-in capital..........................................    675,671
                                                                        --------
            NET ASSETS...............................................   $628,044
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($547,513,390 / 41,434,296 shares outstanding).........     $13.21
                                                                          ------
                                                                          ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($32,138,334 / 2,524,016 shares outstanding)...........     $12.73
                                                                          ------
                                                                          ------

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $13.51
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($45,368,341 / 3,942,715 shares outstanding)...........     $11.51
                                                                          ------
                                                                          ------
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,024,152 / 261,311 shares outstanding)..............     $11.57
                                                                          ------
                                                                          ------

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $252,694 and $267,952, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $278,045.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

Nations Marsico 21st Century Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 92.5%
            AEROSPACE AND DEFENSE -- 4.7%
  11,120    Alliant Techsystems Inc.!!...............................   $  1,134
  34,698    Lockheed Martin Corporation..............................      1,998
                                                                        --------
                                                                           3,132
                                                                        --------
            AIRLINES -- 1.5%
  32,726    Ryanair Holdings plc, ADR!!(a)...........................        982
                                                                        --------
            AUTOMOTIVE -- 8.7%
  20,164    Bayerische Motoren Werke (BMW) AG!!......................        804
  72,832    Delphi Automotive Systems Corporation....................      1,165
  33,268    General Motors Corporation(a)............................      2,011
 242,000    Nissan Motor Company, Ltd.!!.............................      1,749
                                                                        --------
                                                                           5,729
                                                                        --------
            BUILDING MATERIALS -- 0.8%
 226,000    Corporacion Geo S.A. de C.V., Series B!!.................        539
                                                                        --------
            CHEMICALS -- SPECIALTY -- 1.0%
  31,032    Symyx Technologies Inc.!!................................        641
                                                                        --------
            COMMERCIAL BANKING -- 2.6%
  34,772    Citigroup Inc. ..........................................      1,722
                                                                        --------
            COMMERCIAL SERVICES -- 3.9%
  12,088    Omnicom Group Inc.(a)....................................      1,141
  53,186    Waste Management, Inc.(a)................................      1,449
                                                                        --------
                                                                           2,590
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
  33,126    Dell Computer Corporation!!..............................        865
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 11.8%
  46,056    Fannie Mae...............................................      3,679
  41,786    USA Education Inc. ......................................      4,087
                                                                        --------
                                                                           7,766
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 4.3%
  27,338    Analogic Corporation.....................................      1,137
  34,228    Harman International Industries, Inc. ...................      1,689
                                                                        --------
                                                                           2,826
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 2.8%
  29,106    Capital One Financial Corporation(a).....................      1,858
                                                                        --------
            HEALTH SERVICES -- 9.5%
  34,824    Tenet Healthcare Corporation!!...........................      2,334
  51,156    UnitedHealth Group Inc. .................................      3,909
                                                                        --------
                                                                           6,243
                                                                        --------
            HEAVY MACHINERY -- 2.1%
  60,638    Agco Corporation(a)......................................      1,384
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 12.1%
  36,815    Aaon, Inc.!!.............................................   $    998
  37,946    D.R. Horton, Inc.!!(a)...................................      1,431
  33,598    Furniture Brands International, Inc.!!...................      1,225
  27,322    Lennar Corporation(a)....................................      1,442
  49,267    M.D.C. Holdings, Inc. ...................................      2,127
  29,084    WCI Communities, Inc.!!..................................        710
                                                                        --------
                                                                           7,933
                                                                        --------
            INVESTMENT SERVICES -- 2.8%
  29,054    Lehman Brothers Holdings Inc. ...........................      1,878
                                                                        --------
            LODGING AND RECREATION -- 6.5%
  49,995    Four Seasons Hotels Inc.(a)..............................      2,663
  44,484    MGM Mirage Inc.!!........................................      1,612
                                                                        --------
                                                                           4,275
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 1.9%
  14,516    InterMune Inc.!!(a)......................................        436
  12,096    Johnson & Johnson........................................        786
                                                                        --------
                                                                           1,222
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  12,130    L-3 Communications Holdings, Inc.!!(a)...................      1,359
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.6%
   6,358    FedEx Corporation!!......................................        369
                                                                        --------
            SOFTWARE -- 7.7%
  36,012    Kronos Inc.!!............................................      1,692
  26,908    Microsoft Corporation!!..................................      1,623
  54,318    Siebel Systems, Inc.!!...................................      1,771
                                                                        --------
                                                                           5,086
                                                                        --------
            SPECIALTY STORES -- 3.8%
  39,406    Lowe's Companies, Inc. ..................................      1,714
  23,146    Tiffany & Company........................................        823
                                                                        --------
                                                                           2,537
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $53,576).........................................     60,936
                                                                        --------
            PREFERRED STOCKS -- 4.5%
              (Cost $2,868)
            AUTOMOTIVE -- 4.5%
   6,586    Porsche AG...............................................      2,993
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            SHORT TERM INVESTMENTS -- 0.9%
              (Cost $600)
            FEDERAL HOME LOAN BANK (FHLB) -- 0.9%
 $   600    Discount note 04/01/02...................................        600
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 19.5%
              (Cost $12,882)
  12,882    Nations Cash Reserves, Capital Class Shares#.............   $ 12,882
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $69,926*).................................  117.4%    77,411
                                                                        --------
            OTHER ASSETS AND LIABLITIES (NET).................  (17.4)%
            Cash.....................................................   $      7
            Receivable for investment securities sold................      2,154
            Receivable for Fund shares sold..........................        157
            Dividends receivable.....................................         20
            Interest receivable......................................          1
            Collateral on securities loaned..........................    (12,842)
            Payable for Fund shares redeemed.........................       (131)
            Investment advisory fee payable..........................        (42)
            Administration fee payable...............................        (13)
            Shareholder servicing and distribution fees payable......        (44)
            Payable for investment securities purchased..............       (621)
            Accrued Trustees' fees and expenses......................        (27)
            Accrued expenses and other liabilities...................        (86)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (11,467)
                                                                        --------
            NET ASSETS........................................  100.0%  $ 65,944
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments.............   $(37,861)
            Net unrealized appreciation of investments...............      7,485
            Paid-in capital..........................................     96,320
                                                                        --------
            NET ASSETS...............................................   $ 65,944
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($3,356,048 / 472,559 shares outstanding)..............      $7.10
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($14,740,992 / 2,086,715 shares outstanding)...........      $7.06
                                                                           -----
                                                                           -----

                                                                           5.75%
            Maximum sales charge.....................................
                                                                           $7.50
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($43,187,043 / 6,205,037 shares outstanding)...........      $6.96
                                                                           -----
                                                                           -----

            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($4,660,228 / 669,614 shares outstanding)..............      $6.96
                                                                           -----
                                                                           -----

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $11,275 and $12,481, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $12,842.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

Nations Small Company Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            COMMON STOCKS -- 88.2%
            AEROSPACE AND DEFENSE -- 0.7%
 136,823    Triumph Group, Inc.!!....................................   $   5,363
                                                                        ---------
            AIRLINES -- 1.3%
 389,224    SkyWest, Inc. ...........................................       9,703
                                                                        ---------
            APPAREL AND TEXTILES -- 1.3%
 158,634    Columbia Sportswear Company!!(a).........................       5,322
 389,843    Vans, Inc.!!.............................................       4,565
                                                                        ---------
                                                                            9,887
                                                                        ---------
            BEVERAGES -- 1.2%
 164,311    Constellation Brands, Inc.!!.............................       9,031
                                                                        ---------
            BROADCASTING AND CABLE -- 1.4%
 173,916    Entercom Communications
              Corporation!!(a).......................................       9,543
  32,926    Salem Communications Corporation!!.......................         780
                                                                        ---------
                                                                           10,323
                                                                        ---------
            CHEMICALS -- SPECIALTY -- 1.2%
 335,941    Agrium Inc. .............................................       3,534
  78,640    OM Group, Inc. ..........................................       5,686
                                                                        ---------
                                                                            9,220
                                                                        ---------
            COMMERCIAL BANKING -- 3.9%
 308,123    City National Corporation(a).............................      16,210
  99,494    F.N.B. Corporation.......................................       2,915
 363,942    National Commerce Financial Corporation(a)...............      10,118
                                                                        ---------
                                                                           29,243
                                                                        ---------
            COMMERCIAL SERVICES -- 3.7%
 243,453    Catalina Marketing Corporation!!(a)......................       8,885
 493,619    Encompass Services Corporation!!.........................         874
 269,937    Iron Mountain Inc.!!(a)..................................       8,562
  77,000    Manhattan Associates, Inc.!!.............................       2,934
  89,708    Pegasus Solutions Inc.!!.................................       1,660
 360,327    Trammell Crow Company!!..................................       5,225
                                                                        ---------
                                                                           28,140
                                                                        ---------
            COMPUTER SERVICES -- 1.2%
 399,609    Tier Technologies, Inc., Class B!!.......................       7,053
 133,675    Virage Logic Corporation!!...............................       2,036
                                                                        ---------
                                                                            9,089
                                                                        ---------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
 245,311    Avocent Corporation!!....................................       6,572
 251,020    Plexus Corporation!!.....................................       5,924
  54,152    Zebra Technologies Corporation,
              Class A!!..............................................       2,929
                                                                        ---------
                                                                           15,425
                                                                        ---------
            CONSUMER SERVICES -- 0.5%
  75,253    Rent-A-Center, Inc.!!....................................       3,845
                                                                        ---------

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 2.9%
 712,721    Aeroflex, Inc.!!.........................................   $   9,165
 358,339    Anaren Microwave, Inc.!!.................................       5,207
 145,535    Dionex Corporation!!.....................................       3,541
 244,791    Sypris Solutions, Inc.!!.................................       3,679
                                                                        ---------
                                                                           21,592
                                                                        ---------
            DIVERSIFIED MANUFACTURING -- 2.1%
 131,621    Actuant Corporation, Class A!!...........................       5,679
 112,659    AstroPower, Inc.!!(a)....................................       4,705
 332,761    DDi Corporation!!........................................       2,838
 154,392    Delta and Pine Land Company..............................       2,929
                                                                        ---------
                                                                           16,151
                                                                        ---------
            EDUCATION -- 2.2%
 324,835    Career Education Corporation!!(a)........................      12,864
  94,476    Education Management Corporation!!.......................       3,984
                                                                        ---------
                                                                           16,848
                                                                        ---------
            ENERGY -- MISCELLANEOUS -- 1.7%
 397,682    Kinder Morgan Energy Partners, LP........................      13,124
                                                                        ---------
            FINANCE -- MISCELLANEOUS -- 4.3%
 270,266    Affiliated Managers Group, Inc.!!(a).....................      19,413
 233,863    Boston Private Financial Holdings, Inc. .................       6,256
 120,156    Investment Technology Group, Inc.!!......................       6,337
                                                                        ---------
                                                                           32,006
                                                                        ---------
            FOOD AND DRUG STORES -- 0.8%
 284,332    Fleming Companies, Inc.(a)...............................       6,369
                                                                        ---------
            HEALTH SERVICES -- 8.4%
  84,073    Centene Corporation!!....................................       1,925
 138,077    Neurocrine Biosciences, Inc.!!...........................       5,605
 526,726    Orthodontic Centers of America,
              Inc.!!(a)..............................................      14,542
 435,309    Province Healthcare Company!!(a).........................      13,830
 306,456    Triad Hospitals, Inc.!!(a)...............................      10,536
 151,011    Unilab Corporation!!.....................................       3,713
 725,826    US Oncology, Inc.!!......................................       6,395
 451,607    VCA Antech, Inc.!!.......................................       6,097
                                                                        ---------
                                                                           62,643
                                                                        ---------
            HOUSING AND FURNISHING -- 0.6%
 119,066    Ethan Allen Interiors Inc.(a)............................       4,532
                                                                        ---------
            INSURANCE -- 2.7%
 211,494    Delphi Financial Group, Inc., Class A....................       8,293
 123,948    IPC Holdings, Ltd. ......................................       4,033
 223,088    The Phoenix Companies, Inc.!!............................       4,283
  83,005    Triad Guaranty Inc.!!....................................       3,608
                                                                        ---------
                                                                           20,217
                                                                        ---------
            INTEGRATED OIL -- 0.2%
  76,756    Remington Oil & Gas Corporation!!........................       1,547
                                                                        ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            LODGING AND RECREATION -- 3.0%
 177,253    Ameristar Casinos, Inc.!!(a).............................   $   4,871
 555,840    Shuffle Master, Inc.!!...................................      11,483
 386,297    Station Casinos, Inc.!!(a)...............................       6,432
                                                                        ---------
                                                                           22,786
                                                                        ---------
            MEDICAL DEVICES AND SUPPLIES -- 5.4%
 188,072    Cooper Companies, Inc.(a)................................       8,915
 149,636    Datascope Corporation....................................       4,392
 608,178    Endocare, Inc.!!(a)......................................      11,987
 117,303    Enzon, Inc.!!(a).........................................       5,195
 207,679    Exact Sciences Corporation!!(a)..........................       2,021
 102,716    Vital Signs Inc. ........................................       3,788
 200,048    Wright Medical Group, Inc.!!.............................       4,019
                                                                        ---------
                                                                           40,317
                                                                        ---------
            METALS AND MINING -- 0.5%
 104,737    Mueller Industries, Inc.!!...............................       3,665
                                                                        ---------
            NATURAL GAS DISTRIBUTION -- 0.7%
 210,610    Energen Corporation......................................       5,571
                                                                        ---------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.2%
 476,640    AudioCodes Ltd.!!(a).....................................       1,621
 857,881    C-COR.Net Corporation!!(a)...............................      15,441
1,000,000   Hypercom Corporation(b)@.................................       5,315
  47,989    Plantronics, Inc.!!......................................       1,004
 954,904    Proxim Corporation, Class A!!(a).........................       2,292
 571,656    REMEC, Inc.!!............................................       5,288
 314,316    Spectrian Corporation!!(a)...............................       4,501
 138,767    Tollgrade Communications, Inc.!!.........................       3,401
                                                                        ---------
                                                                           38,863
                                                                        ---------
            OILFIELD SERVICES -- 2.6%
  96,656    Atwood Oceanics, Inc.!!..................................       4,437
 135,840    Patterson-UTI Energy, Inc.!!.............................       4,040
 109,438    Precision Drilling Corporation!!.........................       3,498
 436,090    Pride International, Inc.!!..............................       6,933
  43,801    W-H Energy Services, Inc.!!..............................         946
                                                                        ---------
                                                                           19,854
                                                                        ---------
            PHARMACEUTICALS -- 8.1%
 371,502    Allos Therapeutics Inc.!!................................       2,582
 438,480    Alpharma Inc., Class A(a)................................       6,270
 235,204    Array BioPharma Inc.!!...................................       3,046
  67,350    Cephalon, Inc.!!(a)......................................       4,243
 108,800    Enzo Biochem, Inc.!!(a)..................................       2,204
  72,805    Human Genome Sciences, Inc.!!(a).........................       1,586
 211,184    Introgen Therapeutics, Inc.!!............................         995
 448,865    Martek Biosciences Corporation!!(a)......................      14,130
 114,302    Medicis Pharmaceutical Corporation, Class A!!............       6,344
 107,975    OSI Pharmaceuticals, Inc.!!..............................       4,227
 312,831    Shire Pharmaceuticals Group plc, ADR!!...................       7,342
 294,654    Vical, Inc.!!............................................       2,726
 369,776    Women First Healthcare, Inc.!!@ .........................       3,657
  56,535    Women First Healthcare, Inc.!!...........................         559
                                                                        ---------
                                                                           59,911
                                                                        ---------

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.6%
  53,923    Heartland Express, Inc.!!................................   $   1,076
 216,560    Knight Transportation, Inc.!!............................       4,579
 246,517    RailAmerica, Inc. .......................................       2,593
 328,690    RailAmerica, Inc.@ ......................................       3,458
                                                                        ---------
                                                                           11,706
                                                                        ---------
            RESTAURANTS -- 2.6%
 146,751    CEC Entertainment Inc.!!(a)..............................       6,780
 220,142    Jack in the Box Inc.!!...................................       6,527
 249,842    RARE Hospitality International, Inc.!!...................       6,351
                                                                        ---------
                                                                           19,658
                                                                        ---------
            SEMICONDUCTORS -- 4.3%
 239,744    Alpha Industries, Inc.!!(a)..............................       3,656
 221,035    Camtek Ltd.!!............................................         438
 144,460    Cymer, Inc.!!(a).........................................       7,174
 122,630    LTX Corporation!!(a).....................................       3,334
 438,228    Oak Technology, Inc.!!...................................       6,521
 171,946    PRI Automation, Inc.!!...................................       4,008
 467,783    Sipex Corporation!!(a)...................................       5,192
 189,493    TriQuint Semiconductor, Inc.!!(a)........................       2,276
                                                                        ---------
                                                                           32,599
                                                                        ---------
            SOFTWARE -- 4.9%
 421,498    Dendrite International, Inc.!!...........................       4,510
 307,461    Hyperion Solutions Corporation!!.........................       8,305
 347,268    Interwoven, Inc.!!.......................................       1,736
 310,857    Lawson Software, Inc.!!..................................       3,730
  75,681    Macrovision Corporation!!................................       2,017
 102,339    OTG Software, Inc.!!(a)..................................         883
 125,971    Precise Software Solutions Ltd.!!........................       2,934
  86,528    ProsoftTraining.com@.....................................         116
 442,642    TTI Team Telecom International Ltd.!!....................      12,704
                                                                        ---------
                                                                           36,935
                                                                        ---------
            SPECIALTY STORES -- 3.5%
 200,458    American Eagle Outfitters, Inc.!!........................       4,965
 608,564    Cato Corporation.........................................      13,559
 265,851    Too Inc.!!...............................................       7,840
                                                                        ---------
                                                                           26,364
                                                                        ---------
            TELECOMMUNICATIONS SERVICES -- 1.4%
 318,815    AirGate PCS, Inc.!!(a)...................................       4,463
 293,438    Alvarion Ltd.!!..........................................         734
 120,495    Commonwealth Telephone Enterprises, Inc.!!...............       4,609
 266,568    Gilat Satellite Networks Ltd.!!(a).......................         925
                                                                        ---------
                                                                           10,731
                                                                        ---------
            TOTAL COMMON STOCKS
              (Cost $555,585)........................................     663,258
                                                                        ---------
            WARRANTS -- 0.1%
              (Cost $0++)
  25,000    Martek Biosciences Corporation(b)@.......................         520
                                                                        ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                  VALUE
 (000)                                                                   (000)
---------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 39.5%
     200    iShares Russell 2000 Growth Index Fund(a)................   $  11,302
     272    iShares Russell 2000 Index Fund(a).......................      27,258
 258,569    Nations Cash Reserves, Capital Class Shares#.............     258,569
                                                                        ---------
            TOTAL INVESTMENT COMPANIES
              (Cost $296,870)........................................     297,129
                                                                        ---------
            TOTAL INVESTMENTS
              (Cost $852,455*)................................  127.8%    960,907
                                                                        ---------
            OTHER ASSETS AND LIABILITIES (NET)................  (27.8)%
            Cash.....................................................   $       1
            Receivable for investment securities sold................       2,720
            Receivable for Fund shares sold..........................       3,957
            Dividends receivable.....................................         148
            Interest receivable......................................          56
            Collateral on securities loaned..........................    (203,136)
            Payable for Fund shares redeemed.........................        (220)
            Investment advisory fee payable..........................        (513)
            Administration fee payable...............................        (140)
            Shareholder servicing and distribution fees payable......         (49)
            Payable for investment securities purchased..............     (11,546)
            Accrued Trustees' fees and expenses......................         (44)
            Accrued expenses and other liabilities...................        (207)
                                                                        ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (208,973)
                                                                        ---------
            NET ASSETS........................................  100.0%  $ 751,934
                                                                        =========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........   $ (42,601)
            Net unrealized appreciation of investments...............     108,452
            Paid-in capital..........................................     686,083
                                                                        ---------
            NET ASSETS...............................................   $ 751,934
                                                                        =========

                                                                         VALUE
---------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($572,819,926 / 38,008,935 shares outstanding).........      $15.07
                                                                           ------
                                                                           ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($157,758,718 / 10,631,505 shares outstanding).........      $14.84
                                                                           ------
                                                                           ------

                                                                            5.75%
            Maximum sales charge.....................................
                                                                           $15.74
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($17,484,164 / 1,227,233 shares outstanding)...........      $14.25
                                                                           ------
                                                                           ------
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($3,871,298 / 267,987 shares outstanding)..............      $14.45
                                                                           ------
                                                                           ------

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

++Amount represents less than $500.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $164,996 and $194,252, respectively.

(b)
  Fair valued security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $203,136.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Financial Services Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 90.7%
            COMMERCIAL BANKING -- 22.6%
   6,000    Charter One Financial, Inc. .............................   $    187
   6,100    Citigroup Inc. ..........................................        302
   3,000    Commerce Bancorp, Inc. ..................................        135
   6,000    Compass Bancshares, Inc. ................................        185
   1,750    Fifth Third Bancorp......................................        118
   3,800    Mellon Financial Corporation.............................        147
   2,500    TCF Financial Corporation................................        132
   3,000    Wells Fargo & Company....................................        148
                                                                        --------
                                                                           1,354
                                                                        --------
            COMPUTER SERVICES -- 9.0%
   7,275    Concord EFS, Inc.!!(a)...................................        242
   4,950    Jack Henry & Associates, Inc. ...........................        110
   5,500    Sungard Data Systems, Inc.!!.............................        181
                                                                        --------
                                                                             533
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 19.8%
   8,000    AmeriCredit Corporation!!(a).............................        303
   1,425    Fannie Mae...............................................        114
   1,400    Freddie Mac..............................................         89
   4,000    Household International, Inc. ...........................        227
   7,000    MBNA Corporation.........................................        270
   1,775    USA Education Inc. ......................................        174
                                                                        --------
                                                                           1,177
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 4.7%
   1,400    MGIC Investment Corporation..............................         96
   6,000    Synovus Financial Corporation............................        183
                                                                        --------
                                                                             279
                                                                        --------
            HEALTH SERVICES -- 0.9%
     725    UnitedHealth Group Inc. .................................         55
                                                                        --------
            INSURANCE -- 13.0%
   5,000    AFLAC, Inc. .............................................        148
   1,500    Ambac Financial Group, Inc. .............................         89
   3,800    American International Group, Inc. ......................        273
   2,500    PartnerRe Ltd. ..........................................        137
   4,000    Reinsurance Group of America, Inc. ......................        125
                                                                        --------
                                                                             772
                                                                        --------
            INVESTMENT SERVICES -- 20.7%
   1,800    Bear Stearns Companies Inc...............................        113
   3,000    Eaton Vance Corporation..................................        120
   3,000    Federated Investors Inc. ................................         97
   1,800    Goldman Sachs Group, Inc. ...............................        162

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
   3,200    Legg Mason, Inc. ........................................    $   170
   3,875    Merrill Lynch & Company, Inc. ...........................        215
   3,775    Morgan Stanley Dean Witter & Company.....................        216
   4,500    Waddell & Reed Financial, Inc., Class A..................        137
                                                                        --------
                                                                           1,230
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $4,994)..........................................      5,400
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 20.9%
       3    iShares Dow Jones U.S. Financial Sector Index Fund(a)....        240
       3    iShares Dow Jones U.S. Financial Services Index Fund.....        238
     766    Nations Cash Reserves, Capital Class Shares#.............        767
                                                                        --------
            TOTAL INVESTMENT COMPANIES
              (Cost $1,225)..........................................      1,245
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $6,219*)..................................  111.6%     6,645
                                                                        --------
            OTHER ASSETS AND LIABLITIES (NET).................  (11.6)%
            Cash.....................................................   $      1
            Dividends receivable.....................................          4
            Collateral on securities loaned..........................       (643)
            Investment advisory fee payable..........................         (4)
            Administration fee payable...............................         (6)
            Accrued Trustees' fees and expenses......................         (8)
            Accrued expenses and other liabilities...................        (36)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................       (692)
                                                                        --------
            NET ASSETS........................................    100%  $  5,953
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments.............   $   (204)
            Net unrealized appreciation of investments...............        426
            Paid-in capital..........................................      5,731
                                                                        --------
            NET ASSETS...............................................   $  5,953
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

Nations Financial Services Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($5,333,203 / 514,711 shares outstanding)..............     $10.36
                                                                           -----
                                                                           -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($306,586 / 29,644 shares outstanding).................     $10.34
                                                                           -----
                                                                           -----

                                                                           5.75%
            Maximum sales charge.....................................
                                                                          $10.97
            Maximum offering price per share.........................

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($268,200 / 26,103 shares outstanding).................     $10.27
                                                                           -----
                                                                           -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($45,344 / 4,404 shares outstanding)...................     $10.30
                                                                           -----
                                                                           -----

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $444 and $627, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $643.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                                 CONVERTIBLE           ASSET
                                                                  SECURITIES         ALLOCATION
                                                                ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $       15,701     $        9,010
Dividends (Net of foreign withholding taxes of $0, $6, $7,
  $0, $--*, $15, $0, and $0, respectively)..................             9,741              3,017
Dividend income from affiliated funds.......................               657                702
Securities lending..........................................                --                 46
Allocated from Portfolio:
Interest+...................................................                --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0, $0, and $11, respectively)+...................                --                 --
Dividend income from affiliated funds+......................                --                 --
Securities lending+.........................................                --                 --
Expenses+...................................................                --                 --
                                                                --------------     --------------
    Total investment income/(loss)..........................            26,099             12,775
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................             3,447              2,612
Administration fee..........................................             1,220                924
Transfer agent fees.........................................               193                139
Custodian fees..............................................                35                 40
Legal and audit fees........................................               111                121
Registration and filing fees................................                90                 56
Trustees'/Directors' fees and expenses......................                29                 29
Interest expense............................................                --*                --
Printing expense............................................               160                209
Other.......................................................                29                 19
                                                                --------------     --------------
    Subtotal................................................             5,314              4,149
Shareholder servicing and distribution fees:
  Investor A Shares.........................................               784                582
  Investor B Shares.........................................               714              1,284
  Investor C Shares.........................................               147                 37
                                                                --------------     --------------
    Total expenses..........................................             6,959              6,052
Fees waived by investment advisor and/or administrator......                --                 --
Fees reduced by credits allowed by the custodian............                (7)                (4)
                                                                --------------     --------------
    Net expenses............................................             6,952              6,048
                                                                --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................            19,147              6,727
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................           (32,879)            (9,727)
  Written options...........................................                --                 --
  Futures contracts.........................................                --               (649)
  Foreign currency transactions.............................                --                 --
  Allocated from Portfolio:
  Security transactions+....................................                --                 --
  Foreign currency transactions+............................                --                 --
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................           (32,879)           (10,376)
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................            34,804             (1,920)
  Futures contracts.........................................                --               (381)
  Securities allocated from Portfolio (Note 10)+............                --                 --
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            34,804             (2,301)
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......             1,925            (12,677)
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       21,072     $       (5,950)
                                                                ==============     ==============

---------------
 *Amount represents less than $500.
 **
  See Note 10 -- Bank Plan Redemption-In-Kind.
 +Allocated from Growth & Income Master Portfolio.
(a)
  Classic Value commenced operations on April 16, 2001.
(b)
  LargeCap Value commenced operations on November 20, 2001.
(c)
  MidCap Value commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

        EQUITY          CLASSIC          LARGECAP                           MIDCAP          GROWTH &
        INCOME          VALUE(A)         VALUE(B)          VALUE           VALUE(C)          INCOME
-------------------------------------------------------------------------------------------------------
    $          545   $           --   $            2   $           10   $            3   $           --

             5,666            2,736               45           16,695              203               --
               110              252                4              618               21               --
                39               32               --              195               --               --

                --               --               --               --               --              501

                --               --               --               --               --            3,038
                --               --               --               --               --               19
                --               --               --               --               --               83
                --               --               --               --               --           (4,251)
    --------------   --------------   --------------   --------------   --------------   --------------
             6,360            3,020               51           17,518              227             (610)
    --------------   --------------   --------------   --------------   --------------   --------------
             1,518              932               17            5,788               91               --
               580              329                6            2,048               28              634
                77               43                1              281                1              385
                24               13               --*              66                1               --
               107               63               66              107               66               65
                52               40               31               38               17               28
                28               18                7               29                6               29
                11               --               --               --               --               --
                84               48               38              105               36              162
                 8                5               --*              14               --*              13
    --------------   --------------   --------------   --------------   --------------   --------------
             2,489            1,491              166            8,476              246            1,316

                57               16               --*             150               --*             428
               382              138               --*             840               --*           2,184
                25              185               --*              78               --*             304
    --------------   --------------   --------------   --------------   --------------   --------------
             2,953            1,830              166            9,544              246            4,232
               (28)              --             (138)              --              (94)              --
                (1)              (4)              --*              (5)              --*              --
    --------------   --------------   --------------   --------------   --------------   --------------
             2,924            1,826               28            9,539              152            4,232
    --------------   --------------   --------------   --------------   --------------   --------------
             3,436            1,194               23            7,979               75           (4,842)
    --------------   --------------   --------------   --------------   --------------   --------------

            19,713           12,986               29           42,471**            417               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

                --               --               --               --               --          (77,347)
                --               --               --               --               --              (16)
    --------------   --------------   --------------   --------------   --------------   --------------
            19,713           12,986               29           42,471              417          (77,363)
    --------------   --------------   --------------   --------------   --------------   --------------

            (9,407)          20,237              416          (10,147)           6,099               --
                --               --               --               --               --               --
                --               --               --               --               --           75,622
    --------------   --------------   --------------   --------------   --------------   --------------

            (9,407)          20,237              416          (10,147)           6,099           75,622
    --------------   --------------   --------------   --------------   --------------   --------------
            10,306           33,223              445           32,324            6,516           (1,741)
    --------------   --------------   --------------   --------------   --------------   --------------

    $       13,742   $       34,417   $          468   $       40,303   $        6,591   $       (6,583)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For the year ended March 31, 2002

                                                                     BLUE            STRATEGIC
                                                                     CHIP              GROWTH
                                                                ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $           --     $           --
Dividends (Net of foreign withholding taxes of $0, $21, $1,
  $0, $0, $0, $8, $6 and $0, respectively)..................                --             11,854
Dividend income from affiliated funds.......................                --              1,794
Securities lending..........................................                --                155
Allocated from Portfolio:
Interest+...................................................                61                 --
Dividends (Net of foreign withholding taxes of $22, $0, $0,
  $0, $14, $0, $0, $0 and $0, respectively)+................             9,052                 --
Dividend income from affiliated funds+......................               452                 --
Securities lending+.........................................                88                 --
Expenses+...................................................            (5,211)                --
                                                                --------------     --------------
    Total investment income/(loss)..........................             4,442             13,803
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................                --              7,864
Administration fee..........................................             1,306              2,783
Transfer agent fees.........................................               292                353
Custodian fees..............................................                --                 80
Legal and audit fees........................................                81                111
Registration and filing fees................................                39                 75
Trustees'/Directors' fees and expenses......................                29                 29
Interest expense............................................                --                 --
Printing expense............................................               214                 78
Other.......................................................                19                 29
                                                                --------------     --------------
    Subtotal................................................             1,980             11,402
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             1,428                 64
  Investor B Shares.........................................               742                 70
  Investor C Shares.........................................               177                 24
                                                                --------------     --------------
    Total expenses..........................................             4,327             11,560
Fees waived by investment advisor and/or administrator......                --                 --
Fees reduced by credits allowed by the custodian............                --                 (3)
                                                                --------------     --------------
    Net expenses............................................             4,327             11,557
                                                                --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................               115              2,246
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................                --           (112,990)
  Written options...........................................                --                 --
  Futures contracts.........................................                --                 --
  Foreign currency transactions.............................                --                 --
  Allocated from Portfolio:
  Security transactions+....................................           (53,917)                --
  Foreign currency transactions+............................                --                 --
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................           (53,917)          (112,990)
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................                --            109,777
  Futures contracts.........................................                --                 --
  Securities allocated from Portfolio (Note 10)+............            26,275                 --
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            26,275            109,777
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......           (27,642)            (3,213)
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      (27,527)    $         (967)
                                                                ==============     ==============

---------------

 *Amount represents less than $500.

 **
  See Note 10 -- Bank Plan Redemption-In-Kind.

 +Allocated from Blue Chip Master Portfolio and Focused Equities Master
  Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

       CAPITAL         AGGRESSIVE        FOCUSED           MIDCAP            21ST            SMALL          FINANCIAL
        GROWTH           GROWTH          EQUITIES          GROWTH          CENTURY          COMPANY          SERVICES
------------------------------------------------------------------------------------------------------------------------
    $           --   $           --   $           --   $           --   $           88   $           --   $            2

             3,967              518               --            1,328              359            2,678               58
               401              130               --            2,181                6            1,825               11
                90               25               --              377               16              452                2

                --               --            3,113               --               --               --               --

                --               --            9,756               --               --               --               --
                --               --              143               --               --               --               --
                --               --              323               --               --               --               --
                --               --          (14,741)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
             4,458              673           (1,406)           3,886              469            4,955               73
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

             3,396              760               --            4,339              552            6,654               40
             1,202              269            2,230            1,535              169            1,701               12
               161               38            1,405              217               39              223                2
                36               13               --               57                7               54                2
               111              112               64              115               57              111               75
                37               37               13               61               47               75                8
                28               28               29               29               29               29               18
                 1               --*              --                1               --*              --               --
                78               79              495               96              104              125               40
                11                3               38               19                4               14                1
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
             5,061            1,339            4,274            6,469            1,008            8,986              198

                78               45            1,210               56               42              374               --*
               416              134            6,971              447              466              141                1
                35                5            1,926               31               55               31               --*
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
             5,590            1,523           14,381            7,003            1,571            9,532              199
                --               --               --               --               --             (483)            (128)
                  *              (3)              --              (12)              (1)              (2)              (1)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
             5,590            1,520           14,381            6,991            1,570            9,047               70
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (1,132)            (847)         (15,787)          (3,105)          (1,101)          (4,092)               3
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

            (3,694)**        (34,784)**             --        (43,669)**        (10,022)        (10,588)**           (204)
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --                3               --               --

                --               --         (257,234)              --               --               --               --
                --               --              (63)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (3,694)         (34,784)        (257,297)         (43,669)         (10,019)         (10,588)            (204)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

            (2,066)          24,946               --          (40,763)          10,766           83,151              426
                --               --               --               --               --               --               --
                --               --          309,781               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

            (2,066)          24,946          309,781          (40,763)          10,766           83,151              426
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (5,760)          (9,838)          52,484          (84,432)             747           72,563              222
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

    $       (6,892)  $      (10,685)  $       36,697   $      (87,537)  $         (354)  $       68,471   $          225
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                             CONVERTIBLE SECURITIES                   ASSET ALLOCATION
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/02            3/31/01            3/31/02           3/31/01
                                                        ----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)........................    $       19,147     $       11,372     $        6,727    $        8,225
Net realized gain/(loss) on investments.............           (32,879)            12,906            (10,376)           (3,626)
Net realized gain/(loss) on investments allocated
  from Portfolio+...................................                --                 --                 --                --
Net change in unrealized appreciation/(depreciation)
  of investments....................................            34,804            (60,106)            (2,301)          (45,092)
Net change in unrealized appreciation/(depreciation)
  of investments allocated from Portfolio+..........                --                 --                 --                --
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            21,072            (35,828)            (5,950)          (40,493)
Distributions to shareholders from net investment
  income:
  Primary A Shares..................................            (5,011)            (1,035)              (854)             (436)
  Investor A Shares.................................           (10,164)           (10,397)            (4,085)           (4,946)
  Investor B Shares.................................            (1,912)              (679)            (1,486)           (1,703)
  Investor C Shares.................................              (398)              (149)               (41)              (39)
  Seafirst Shares**.................................                --                 --                 --            (1,266)
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares..................................              (282)            (4,012)               (21)             (798)
  Investor A Shares.................................              (956)           (69,310)              (365)           (8,723)
  Investor B Shares.................................              (176)            (3,888)              (166)           (6,200)
  Investor C Shares.................................               (34)              (947)                (4)             (134)
  Seafirst Shares**.................................                --                 --                 --            (7,245)
Net increase/(decrease) in net assets from Fund
  share transactions................................           215,625            179,935             53,397            (5,074)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............           217,764             53,690             40,425           (77,057)
NET ASSETS:
Beginning of period.................................           451,074            397,384            351,644           428,701
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $      668,838     $      451,074     $      392,069    $      351,644
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $        1,659     $           (3)    $          494    $          233
                                                        ==============     ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 **Seafirst Shares converted into Investor A Shares on June 23, 2000.

(a)Classic Value commenced operations on April 16, 2001.

(b)LargeCap Value commenced operations on November 20, 2001.

(c)MidCap Value commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

           EQUITY INCOME              CLASSIC VALUE    LARGECAP VALUE                VALUE                 MIDCAP VALUE
-----------------------------------   --------------   --------------   -------------------------------   --------------
      YEAR ENDED       YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/02          3/31/01         3/31/02(A)       3/31/02(B)        3/31/02          3/31/01         3/31/02(C)
------------------------------------------------------------------------------------------------------------------------

    $        3,436   $        4,859   $        1,194   $           23   $        7,979   $       15,284   $           75
            19,713           25,883           12,986               29           42,471          270,594              417

                --               --               --               --               --               --               --

            (9,407)        (130,290)          20,237              416          (10,147)        (301,954)           6,099

                --               --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

            13,742          (99,548)          34,417              468           40,303          (16,076)           6,591

            (2,724)          (4,453)            (663)             (16)          (6,690)         (14,824)            (279)
              (315)            (219)             (26)              --*            (413)            (865)              (1)
              (274)            (107)              (4)              --*            (187)            (489)              (1)
               (18)              (6)              (5)              --*             (18)             (42)              --
                --               --               --               --               --               --               --

            (6,837)         (21,098)          (1,106)              --          (69,242)        (264,210)              --
            (1,236)          (1,347)             (59)              --           (5,561)         (18,874)              --
            (1,921)          (2,793)            (144)              --           (7,789)         (25,721)              --
              (117)            (166)            (193)              --             (734)          (2,211)              --
                --               --               --               --               --               --               --

          (269,192)           8,302          336,999           17,996         (302,611)        (163,608)          93,768
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (268,892)        (121,435)         369,216           18,448         (352,942)        (506,920)         100,078

           387,944          509,379               --               --        1,011,950        1,518,870               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $      119,052   $      387,944   $      369,216   $       18,448   $      659,008   $    1,011,950   $      100,078
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $          496   $            7   $          521   $           --   $           --
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 GROWTH & INCOME                         BLUE CHIP
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/02            3/31/01            3/31/02           3/31/01
                                                        ----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)........................    $       (4,842)    $       (3,954)    $          115    $         (746)
Net realized gain/(loss) on investments.............                --                 --                 --                --
Net realized gain/(loss) on investments allocated
  from Portfolio+...................................           (77,363)           (51,334)           (53,917)           (6,956)
Net change in unrealized appreciation/(depreciation)
  of investments....................................                --                 --                 --                --
Net change in unrealized appreciation/(depreciation)
  of investments allocated from Portfolio+..........            75,622           (164,423)            26,275          (220,399)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            (6,583)          (219,711)           (27,527)         (228,101)
Distributions to shareholders from net investment
  income:
  Primary A Shares..................................                --                 --                 (5)              (19)
  Investor A Shares.................................                --                 --                 --               (47)
  Investor B Shares.................................                --                 --                 --                --*
  Investor C Shares.................................                --                 --                 --                --*
  Seafirst Shares**.................................                --                 --                 --                --
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares..................................                --               (865)                --            (2,580)
  Investor A Shares.................................                --             (1,389)                --           (33,654)
  Investor B Shares.................................                --             (2,398)                --            (6,124)
  Investor C Shares.................................                --               (290)                --            (1,352)
  Seafirst Shares**.................................                --                 --                 --           (30,470)
Net increase/(decrease) in net assets from Fund
  share transactions................................             8,144            111,917            (58,619)           54,974
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............             1,561           (112,736)           (86,151)         (247,373)
NET ASSETS:
Beginning of period.................................           516,543            629,279            745,737           993,110
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $      518,104     $      516,543     $      659,586    $      745,737
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $           (8)    $           --     $          110    $           (4)
                                                        ==============     ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 **Seafirst Shares converted into Investor A Shares on June 23, 2000.

 + Allocated from Growth & Income Master Portfolio and Blue Chip Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

         STRATEGIC GROWTH                     CAPITAL GROWTH                   AGGRESSIVE GROWTH
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/02          3/31/01          3/31/02          3/31/01          3/31/02          3/31/01
-------------------------------------------------------------------------------------------------------

    $        2,246   $       (1,228)  $       (1,132)  $       (3,176)  $         (847)  $       (1,957)
          (112,990)         (84,919)          (3,694)         150,683          (34,784)          27,539

                --               --               --               --               --               --

           109,777         (279,463)          (2,066)        (423,082)          24,946         (148,812)

                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------

              (967)        (365,610)          (6,892)        (275,575)         (10,685)        (123,230)

            (1,543)            (560)              --               --               --               --
               (23)              --               --               --               --               --
                --*              --               --               --               --               --
                --*              --               --               --               --               --
                --               --               --               --               --               --

                --           (1,357)         (15,951)        (132,800)              --          (27,096)
                --              (10)          (1,040)          (9,887)              --           (4,937)
                --               (8)          (1,528)         (13,119)              --           (4,000)
                --               (3)            (110)            (895)              --             (137)
                --               --               --               --               --               --

            67,490          698,100         (213,683)          86,769         (104,465)        (106,263)
    --------------   --------------   --------------   --------------   --------------   --------------
            64,957          330,552         (239,204)        (345,507)        (115,150)        (265,663)

         1,202,818          872,266          613,346          958,853          151,356          417,019
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,267,775   $    1,202,818   $      374,142   $      613,346   $       36,206   $      151,356
    ==============   ==============   ==============   ==============   ==============   ==============

    $          680   $           --   $           --   $           --   $           --   $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                FOCUSED EQUITIES                       MIDCAP GROWTH
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/02            3/31/01            3/31/02           3/31/01
                                                        ----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)........................    $      (15,787)    $      (14,883)    $       (3,105)   $       (1,528)
Net realized gain/(loss) on investments.............                --                 --            (43,669)           44,773
Net realized gain/(loss) on investments allocated
  from Portfolio+...................................          (257,297)          (257,149)                --                --
Net change in unrealized appreciation/(depreciation)
  of investments....................................                --                 --            (40,763)         (136,460)
Net change in unrealized appreciation/(depreciation)
  of investments allocated from Portfolio+..........           309,781           (573,763)                --                --
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            36,697           (845,795)           (87,537)          (93,215)
Distributions to shareholders from net investment
  income:
  Primary A Shares..................................                --                 --                 --                --
  Investor A Shares.................................                --                 --                 --                --
  Investor B Shares.................................                --                 --                 --                --
  Investor C Shares.................................                --                 --                 --                --
  Seafirst Shares**.................................                --                 --                 --                --
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares..................................                --             (1,258)                --           (49,056)
  Investor A Shares.................................                --             (2,722)                --            (4,105)
  Investor B Shares.................................                --             (3,996)                --           (10,018)
  Investor C Shares.................................                --             (1,029)                --              (640)
  Seafirst Shares**.................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................          (105,304)           377,702            263,384           252,305
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............           (68,607)          (477,098)           175,847            95,271
NET ASSETS:
Beginning of period.................................         1,791,162          2,268,260            452,197           356,926
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $    1,722,555     $    1,791,162     $      628,044    $      452,197
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $           --     $           --     $           --    $           --
                                                        ==============     ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 **Seafirst Shares converted into Investor A Shares on June 23, 2000.

 + Allocated from Focused Equities Master Portfolio.

(a)21st Century commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

                                                                          FINANCIAL
           21ST CENTURY                        SMALL COMPANY               SERVICES
-----------------------------------   -------------------------------   --------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/02         3/31/01(A)        3/31/02          3/31/01          3/31/02
--------------------------------------------------------------------------------------

    $       (1,101)  $       (1,094)  $       (4,092)  $       (5,167)  $            3
           (10,019)         (27,841)         (10,588)          49,901             (204)

                --               --               --               --               --

            10,766           (3,281)          83,151         (342,864)             426

                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------

              (354)         (32,216)          68,471         (298,130)             225

                --               --               --               --               (6)
                --               --               --               --               --*
                --               --               --               --               --
                --               --               --               --               --
                --               --               --               --               --

                --               --               --          (70,449)              --
                --               --               --          (22,843)              --
                --               --               --           (1,589)              --
                --               --               --             (406)              --
                --               --               --               --               --

           (15,993)         114,507           45,203          121,000            5,734
    --------------   --------------   --------------   --------------   --------------
           (16,347)          82,291          113,674         (272,417)           5,953

            82,291               --          638,260          910,677               --
    --------------   --------------   --------------   --------------   --------------
    $       65,944   $       82,291   $      751,934   $      638,260   $        5,953
    ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $           --   $           --   $           --
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                         CONVERTIBLE SECURITIES
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,494    $ 418,389       4,303    $ 74,930
  Issued as reinvestment of dividends.......................       36          579          56         979
  Redeemed..................................................  (16,504)    (261,491)       (263)     (4,739)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   10,026    $ 157,477       4,096    $ 71,170
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................    3,821    $  60,434       1,877    $ 34,026
  Issued as reinvestment of dividends.......................      640       10,143       4,124      74,335
  Redeemed..................................................   (4,057)     (63,947)     (2,979)    (54,653)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      404    $   6,630       3,022    $ 53,708
                                                              =======    =========      ======    ========
INVESTOR B SHARES:
  Sold......................................................    3,260    $  51,688       2,606    $ 46,115
  Issued as reinvestment of dividends.......................      114        1,791         241       4,250
  Redeemed..................................................     (806)     (12,510)       (227)     (3,928)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................    2,568    $  40,969       2,620    $ 46,437
                                                              =======    =========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      847    $  13,519         486    $  8,810
  Issued as reinvestment of dividends.......................       19          307          52         935
  Redeemed..................................................     (208)      (3,277)        (64)     (1,125)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      658    $  10,549         474    $  8,620
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   13,656    $ 215,625      10,212    $179,935
                                                              =======    =========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

                                                                            ASSET ALLOCATION
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2002           MARCH 31, 2001
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      74    $  1,500           84    $   1,988
  Issued in exchange for assets of Boatmen's Trust Company
    Balanced Investment Fund (Note 10)......................      --          --          595       13,617
  Issued in exchange for Primary A Shares of Nations
    Balanced Assets Fund (Note 10)..........................   1,518      32,586           --           --
  Issued as reinvestment of dividends.......................      10         195           38          851
  Redeemed..................................................    (213)     (4,256)        (723)     (17,027)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   1,389    $ 30,025           (6)   $    (571)
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     570    $ 11,588        8,718    $ 203,704
  Issued in exchange for Investor A Shares of Nations
    Balanced Assets Fund (Note 10)..........................     701      15,029           --           --
  Issued as reinvestment of dividends.......................     218       4,346          592       13,217
  Redeemed..................................................  (1,661)    (33,660)      (1,339)     (30,373)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (172)   $ (2,697)       7,971    $ 186,548
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................     424    $  8,536          713    $  16,349
  Issued in exchange for Investor B Shares of Nations
    Balanced Assets Fund (Note 10)..........................   1,944      41,435           --           --
  Issued as reinvestment of dividends.......................      74       1,475          306        6,828
  Redeemed..................................................  (1,314)    (26,259)        (856)     (19,326)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   1,128    $ 25,187          163    $   3,851
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      45    $    921           42    $     963
  Issued in exchange for Investor C Shares of Nations
    Balanced Assets Fund (Note 10)..........................      90       1,912           --           --
  Issued as reinvestment of dividends.......................       2          41            7          164
  Redeemed..................................................    (100)     (1,992)         (19)        (440)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      37    $    882           30    $     687
                                                              ======    ========      =======    =========
SEAFIRST SHARES:**
  Sold......................................................      --    $     --            3    $  (1,244)
  Issued as reinvestment of dividends.......................      --          --          511        8,511
  Redeemed..................................................      --          --      (11,904)    (202,856)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      --    $     --      (11,390)   $(195,589)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................   2,382    $ 53,397       (3,232)   $  (5,074)
                                                              ======    ========      =======    =========

---------------

**Seafirst Shares converted into Investors A Shares on June 23, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              EQUITY INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      746    $   6,576        4,627    $  46,558
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Income Fund (Note 10)............................       --           --        8,529       95,694
  Issued in exchange for assets of BCA Equity Income Fund
    (Note 10)...............................................       --           --        8,236       92,411
  Issued as reinvestment of dividends.......................       36          307           67          693
  Redeemed..................................................  (30,511)    (267,637)     (19,102)    (205,163)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (29,729)   $(260,754)       2,357    $  30,193
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      920    $   8,284        2,329    $  25,364
  Issued as reinvestment of dividends.......................      144        1,217          134        1,369
  Redeemed..................................................   (1,045)      (9,087)      (2,914)     (31,664)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       19    $     414         (451)   $  (4,931)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       56    $     493           76    $     802
  Issued as reinvestment of dividends.......................      246        2,058          264        2,696
  Redeemed..................................................   (1,263)     (11,015)      (1,855)     (19,717)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (961)   $  (8,464)      (1,515)   $ (16,219)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       16    $     140           18    $     194
  Issued as reinvestment of dividends.......................       15          123           16          163
  Redeemed..................................................      (73)        (651)        (100)      (1,098)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (42)   $    (388)         (66)   $    (741)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (30,713)   $(269,192)         325    $   8,302
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

                                                                CLASSIC VALUE
                                                                 PERIOD ENDED
                                                                MARCH 31, 2002
                                                              ------------------
                                                              SHARES    DOLLARS
                                                              ------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  24,229    $267,418
  Issued as reinvestment of dividends.......................      18         197
  Redeemed..................................................  (1,497)    (16,863)
                                                              ------    --------
  Net increase/(decrease)...................................  22,750    $250,752
                                                              ======    ========
INVESTOR A SHARES:+
  Sold......................................................   1,678    $ 18,594
  Issued as reinvestment of dividends.......................       6          67
  Redeemed..................................................    (264)     (2,886)
                                                              ------    --------
  Net increase/(decrease)...................................   1,420    $ 15,775
                                                              ======    ========
INVESTOR B SHARES:+
  Sold......................................................   3,198    $ 35,160
  Issued as reinvestment of dividends.......................      12         126
  Redeemed..................................................    (166)     (1,816)
                                                              ------    --------
  Net increase/(decrease)...................................   3,044    $ 33,470
                                                              ======    ========
INVESTOR C SHARES:+
  Sold......................................................   3,500    $ 37,993
  Issued as reinvestment of dividends.......................      14         147
  Redeemed..................................................    (104)     (1,138)
                                                              ------    --------
  Net increase/(decrease)...................................   3,410    $ 37,002
                                                              ======    ========
  Total net increase/(decrease).............................  30,624    $336,999
                                                              ======    ========

---------------

+ Classic Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                               LARGECAP VALUE
                                                                PERIOD ENDED
                                                               MARCH 31, 2002
                                                              -----------------
                                                              SHARES    DOLLARS
                                                              -----------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  1,672     $17,450
  Issued as reinvestment of dividends.......................      1           8
  Redeemed..................................................     (7)        (68)
                                                              -----     -------
  Net increase/(decrease)...................................  1,666     $17,390
                                                              =====     =======
INVESTOR A SHARES:+
  Sold......................................................     30     $   304
  Issued as reinvestment of dividends.......................     --*         --*
  Redeemed..................................................     --          --
                                                              -----     -------
  Net increase/(decrease)...................................     30     $   304
                                                              =====     =======
INVESTOR B SHARES:+
  Sold......................................................     27     $   282
  Issued as reinvestment of dividends.......................     --*         --*
  Redeemed..................................................     --*         --*
                                                              -----     -------
  Net increase/(decrease)...................................     27     $   282
                                                              =====     =======
INVESTOR C SHARES:+
  Sold......................................................      2     $    20
  Issued as reinvestment of dividends.......................     --*         --*
  Redeemed..................................................     --          --
                                                              -----     -------
  Net increase/(decrease)...................................      2     $    20
                                                              =====     =======
  Total net increase/(decrease).............................  1,725     $17,996
                                                              =====     =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ LargeCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

                                                                                  VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   14,640    $ 161,844       13,724    $ 187,454
  Issued in exchange for assets of Boatmen's Trust Company
    Equity Value Fund (Note 10).............................       --           --        8,401      119,967
  Issued in exchange for assets of Bank IV Kansas Stock Fund
    (Note 10)...............................................       --           --        3,322       47,444
  Issued as reinvestment of dividends.......................    4,255       51,786       10,399      140,495
  Redeemed..................................................  (44,169)    (502,697)     (47,130)    (650,863)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (25,274)   $(289,067)     (11,284)   $(155,503)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,256    $  14,612        2,029    $  28,207
  Issued as reinvestment of dividends.......................      422        5,137        1,270       17,208
  Redeemed..................................................   (2,140)     (24,523)      (3,772)     (52,575)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (462)   $  (4,774)        (473)   $  (7,160)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      583    $   6,590          461    $   6,099
  Issued as reinvestment of dividends.......................      624        7,463        1,878       24,984
  Redeemed..................................................   (2,000)     (22,285)      (2,419)     (32,995)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (793)   $  (8,232)         (80)   $  (1,912)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      118    $   1,343          105    $   1,395
  Issued as reinvestment of dividends.......................       60          719          165        2,187
  Redeemed..................................................     (234)      (2,600)        (199)      (2,615)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (56)   $    (538)          71    $     967
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (26,585)   $(302,611)     (11,766)   $(163,608)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                MIDCAP VALUE
                                                                PERIOD ENDED
                                                               MARCH 31, 2002
                                                              -----------------
                                                              SHARES    DOLLARS
                                                              -----------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  8,827     $93,588
  Issued as reinvestment of dividends.......................      8          85
  Redeemed..................................................    (95)     (1,040)
                                                              -----     -------
  Net increase/(decrease)...................................  8,740     $92,633
                                                              =====     =======
INVESTOR A SHARES:+
  Sold......................................................     50     $   540
  Issued as reinvestment of dividends.......................     --*          1
  Redeemed..................................................     --*         --*
                                                              -----     -------
  Net increase/(decrease)...................................     50     $   541
                                                              =====     =======
INVESTOR B SHARES:+
  Sold......................................................     47     $   507
  Issued as reinvestment of dividends.......................     --*          1
  Redeemed..................................................     --*         (5)
                                                              -----     -------
  Net increase/(decrease)...................................     47     $   503
                                                              =====     =======
INVESTOR C SHARES:+
  Sold......................................................      8     $    91
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................     --          --
                                                              -----     -------
  Net increase/(decrease)...................................      8     $    91
                                                              =====     =======
  Total net increase/(decrease).............................  8,845     $93,768
                                                              =====     =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

                                                                           GROWTH & INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,241    $ 18,532       3,718    $ 68,304
  Issued as reinvestment of dividends.......................      --          --          22         394
  Redeemed..................................................  (2,670)    (38,838)     (3,568)    (64,897)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,429)   $(20,306)        172    $  3,801
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   8,784    $124,273       7,578    $138,255
  Issued as reinvestment of dividends.......................      --          --          63       1,161
  Redeemed..................................................  (5,006)    (71,687)     (4,748)    (85,066)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,778    $ 52,586       2,893    $ 54,350
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,606    $ 22,575       4,479    $ 82,747
  Issued as reinvestment of dividends.......................      --          --         123       2,210
  Redeemed..................................................  (3,416)    (46,801)     (2,475)    (42,741)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,810)   $(24,226)      2,127    $ 42,216
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     666    $  9,283       1,144    $ 20,876
  Issued as reinvestment of dividends.......................      --          --          13         244
  Redeemed..................................................    (659)     (9,193)       (566)     (9,570)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       7    $     90         591    $ 11,550
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................     546    $  8,144       5,783    $111,917
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               BLUE CHIP
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2002           MARCH 31, 2001
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,510    $ 40,919        1,128    $  35,311
  Issued as reinvestment of dividends.......................      --*          1           37        1,238
  Redeemed..................................................  (1,432)    (37,212)        (281)      (9,285)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      78    $  3,708          884    $  27,264
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     822    $ 21,356       14,386    $ 491,446
  Issued as reinvestment of dividends.......................      --          --          945       31,343
  Redeemed..................................................  (3,098)    (80,125)      (3,114)    (100,615)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................  (2,276)   $(58,769)      12,217    $ 422,174
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................     430    $ 11,248        1,189    $  39,252
  Issued as reinvestment of dividends.......................      --          --          177        5,811
  Redeemed..................................................    (628)    (15,703)        (504)     (15,554)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................    (198)   $ (4,455)         862    $  29,509
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................     203    $  5,144          256    $   8,277
  Issued as reinvestment of dividends.......................      --          --           41        1,336
  Redeemed..................................................    (169)     (4,247)        (105)      (3,215)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      34    $    897          192    $   6,398
                                                              ======    ========      =======    =========
SEAFIRST SHARES:**
  Sold......................................................      --    $     --           45    $   1,381
  Issued as reinvestment of dividends.......................      --          --        1,047       30,470
  Redeemed..................................................      --          --      (15,610)    (462,222)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      --    $     --      (14,518)   $(430,371)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................  (2,362)   $(58,619)        (363)   $  54,974
                                                              ======    ========      =======    =========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

** Seafirst Shares converted into Investor A Shares on June 23, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   37,365    $ 460,120       41,452    $ 624,841
  Issued in exchange for assets of BCA Diversified Stock
    Fund (Note 10)..........................................       --           --       19,506      307,415
  Issued as reinvestment of dividends.......................        2           19            9          135
  Redeemed..................................................  (32,601)    (411,062)     (16,684)    (250,071)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    4,766    $  49,077       44,283    $ 682,320
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    2,960    $  37,687        1,733    $  26,456
  Issued as reinvestment of dividends.......................        1           12            1            9
  Redeemed..................................................   (1,744)     (21,580)      (1,102)     (15,994)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,217    $  16,119          632    $  10,471
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      257    $   3,119          343    $   5,403
  Issued as reinvestment of dividends.......................       --*          --*           1            8
  Redeemed..................................................     (115)      (1,387)         (86)      (1,266)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      142    $   1,732          258    $   4,145
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       73    $     900          100    $   1,518
  Issued as reinvestment of dividends.......................       --*          --*          --*           3
  Redeemed..................................................      (28)        (338)         (27)        (357)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       45    $     562           73    $   1,164
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    6,170    $  67,490       45,246    $ 698,100
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              CAPITAL GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    9,641    $  75,399       24,361    $ 279,518
  Issued as reinvestment of dividends.......................      628        5,857        4,523       50,458
  Redeemed..................................................  (35,516)    (290,110)     (20,791)    (246,813)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (25,247)   $(208,854)       8,093    $  83,163
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,741    $  13,680        8,560    $ 112,054
  Issued as reinvestment of dividends.......................       99          906          755        8,291
  Redeemed..................................................   (2,036)     (16,042)      (9,611)    (123,107)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (196)   $  (1,456)        (296)   $  (2,762)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      369    $   2,634          433    $   4,873
  Issued as reinvestment of dividends.......................      174        1,460        1,236       12,568
  Redeemed..................................................   (1,229)      (8,913)      (1,155)     (11,999)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (686)   $  (4,819)         514    $   5,442
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      294    $   2,086           49    $     588
  Issued as reinvestment of dividends.......................       12          100           79          814
  Redeemed..................................................     (102)        (740)         (45)        (476)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      204    $   1,446           83    $     926
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (25,925)   $(213,683)       8,394    $  86,769
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

                                                                            AGGRESSIVE GROWTH
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      239    $   2,666         433    $   8,044
  Issued in exchange for assets of BCA Retail Trust Equity
    Fund (Note 10)..........................................       --           --       1,485       28,949
  Issued as reinvestment of dividends.......................       --           --       1,409       21,618
  Redeemed..................................................  (10,102)     (97,885)     (8,196)    (154,852)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   (9,863)   $ (95,219)     (4,869)   $ (96,241)
                                                              =======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................      606    $   5,900       1,366    $  25,038
  Issued as reinvestment of dividends.......................       --           --         303        4,592
  Redeemed..................................................   (1,187)     (11,381)     (1,861)     (33,329)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................     (581)   $  (5,481)       (192)   $  (3,699)
                                                              =======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................       35    $     333          43    $     711
  Issued as reinvestment of dividends.......................       --           --         268        3,827
  Redeemed..................................................     (449)      (4,039)       (648)     (10,539)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................     (414)   $  (3,706)       (337)   $  (6,001)
                                                              =======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................        9    $      76           5    $      75
  Issued as reinvestment of dividends.......................       --           --           9          133
  Redeemed..................................................      (15)        (135)        (31)        (530)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................       (6)   $     (59)        (17)   $    (322)
                                                              =======    =========      ======    =========
  Total net increase/(decrease).............................  (10,864)   $(104,465)     (5,415)   $(106,263)
                                                              =======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    5,380    $  81,909       23,979    $ 481,030
  Issued as reinvestment of dividends.......................       --           --           31          612
  Redeemed..................................................   (6,627)    (100,672)     (15,395)    (296,319)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,247)   $ (18,763)       8,615    $ 185,323
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   10,257    $ 156,397       17,843    $ 349,226
  Issued as reinvestment of dividends.......................       --*          --*         131        2,551
  Redeemed..................................................  (10,156)    (152,458)     (16,475)    (305,968)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      101    $   3,939        1,499    $  45,809
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    3,687    $  55,115       11,165    $ 218,887
  Issued as reinvestment of dividends.......................       --*          --*         193        3,708
  Redeemed..................................................   (8,766)    (127,689)      (7,024)    (127,737)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,079)   $ (72,574)       4,334    $  94,858
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    2,082    $  31,291        5,140    $ 100,905
  Issued as reinvestment of dividends.......................       --           --           49          940
  Redeemed..................................................   (3,336)     (49,197)      (2,736)     (50,133)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,254)   $ (17,906)       2,453    $  51,712
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (7,479)   $(105,304)      16,901    $ 377,702
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   44,038    $ 629,113      15,842    $ 267,234
  Issued as reinvestment of dividends.......................       --           --       1,824       33,238
  Redeemed..................................................  (29,130)    (390,347)     (3,722)     (69,296)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   14,908    $ 238,766      13,944    $ 231,176
                                                              =======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................    5,425    $  69,948       8,527    $ 160,482
  Issued as reinvestment of dividends.......................       --           --         200        3,531
  Redeemed..................................................   (4,071)     (52,029)     (8,597)    (161,868)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................    1,354    $  17,919         130    $   2,145
                                                              =======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................    1,419    $  17,481         922    $  15,604
  Issued as reinvestment of dividends.......................       --           --         593        9,608
  Redeemed..................................................     (915)     (10,940)       (510)      (8,365)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................      504    $   6,541       1,005    $  16,847
                                                              =======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................      177    $   2,163         188    $   3,217
  Issued as reinvestment of dividends.......................       --           --          35          574
  Redeemed..................................................     (167)      (2,005)       (100)      (1,654)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................       10    $     158         123    $   2,137
                                                              =======    =========      ======    =========
  Total net increase/(decrease).............................   16,776    $ 263,384      15,202    $ 252,305
                                                              =======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             21ST CENTURY
                                                                  YEAR ENDED             PERIOD ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................     246    $  1,719       1,161    $ 10,793
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................    (588)     (3,831)       (347)     (3,291)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (342)   $ (2,112)        814    $  7,502
                                                              ======    ========      ======    ========
INVESTOR A SHARES:+
  Sold......................................................     126    $    877       3,791    $ 35,864
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................    (859)     (5,730)       (972)     (8,241)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (733)   $ (4,853)      2,819    $ 27,623
                                                              ======    ========      ======    ========
INVESTOR B SHARES:+
  Sold......................................................     391    $  2,683       8,142    $ 77,371
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................  (1,473)     (9,834)       (854)     (7,062)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,082)   $ (7,151)      7,288    $ 70,309
                                                              ======    ========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................      41    $    282       1,128    $ 10,604
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................    (319)     (2,159)       (180)     (1,531)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (278)   $ (1,877)        948    $  9,073
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (2,435)   $(15,993)     11,869    $114,507
                                                              ======    ========      ======    ========

---------------

+ 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   65,130    $ 926,484       30,059    $ 551,615
  Issued in exchange for assets of Boatmen's Trust Company
    Managed Small Capitalization Fund (Note 10).............       --           --        4,939       88,407
  Issued as reinvestment of dividends.......................       --           --        2,589       45,725
  Redeemed..................................................  (61,974)    (883,993)     (31,324)    (563,141)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    3,156    $  42,491        6,263    $ 122,606
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    5,848    $  82,756       27,263    $ 510,037
  Issued as reinvestment of dividends.......................       --           --        1,211       21,153
  Redeemed..................................................   (6,051)     (85,378)     (28,577)    (538,591)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (203)   $  (2,622)        (103)   $  (7,401)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      533    $   7,276          311    $   5,648
  Issued as reinvestment of dividends.......................       --           --           86        1,462
  Redeemed..................................................     (204)      (2,714)        (130)      (2,277)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      329    $   4,562          267    $   4,833
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      200    $   2,775           78    $   1,427
  Issued as reinvestment of dividends.......................       --           --           22          386
  Redeemed..................................................     (144)      (2,003)         (49)        (851)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       56    $     772           51    $     962
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    3,338    $  45,203        6,478    $ 121,000
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              FINANCIAL SERVICES
                                                                  YEAR ENDED
                                                                MARCH 31, 2002
                                                              -------------------
                                                              SHARES     DOLLARS
                                                              -------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,015     $10,274
  Issued as reinvestment of dividends.......................       1           6
  Redeemed..................................................    (501)     (5,131)
                                                               -----     -------
  Net increase/(decrease)...................................     515     $ 5,149
                                                               =====     =======
INVESTOR A SHARES:
  Sold......................................................      30     $   288
  Issued as reinvestment of dividends.......................      --*         --*
  Redeemed..................................................      --*         (1)
                                                               -----     -------
  Net increase/(decrease)...................................      30     $   287
                                                               =====     =======
INVESTOR B SHARES:
  Sold......................................................      27     $   268
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................      (1)        (11)
                                                               -----     -------
  Net increase/(decrease)...................................      26     $   257
                                                               =====     =======
INVESTOR C SHARES:+
  Sold......................................................       4     $    41
  Issued as reinvestment of dividends.......................      --          --
  Redeemed..................................................      --          --
                                                               -----     -------
  Net increase/(decrease)...................................       4     $    41
                                                               =====     =======
  Total net increase/(decrease).............................     575     $ 5,734
                                                               =====     =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ Financial Services Investor C Shares commenced operations on December 13,
  2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                              NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                                VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                              BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                              OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                              -------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $16.05         $0.59           $   --            $0.59          $(0.56)
Year ended 3/31/2001......................      22.18          0.51            (2.00)           (1.49)          (0.60)
Period ended 3/31/2000**#.................      18.15          0.42             5.52             5.94           (0.50)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................     $16.04         $0.59           $(0.04)           $0.55          $(0.52)
Year ended 3/31/2001......................      22.17          0.51            (2.05)           (1.54)          (0.55)
Period ended 3/31/2000#...................      18.31          0.46             5.26             5.72           (0.45)
Period ended 5/14/1999....................      17.34          0.12             0.96             1.08           (0.11)
Year ended 2/28/1999......................      17.28          0.51             0.25             0.76           (0.52)
Year ended 2/28/1998......................      17.35          0.58             2.89             3.47           (0.59)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................     $15.92         $0.45           $(0.03)           $0.42          $(0.41)
Year ended 3/31/2001......................      22.06          0.35            (2.00)           (1.65)          (0.45)
Period ended 3/31/2000#...................      18.27          0.44             5.12             5.56           (0.36)
Period ended 5/14/1999....................      17.30          0.09             0.96             1.05           (0.27)
Period ended 2/28/1999**..................      17.67          0.22            (0.17)            0.05           (0.24)
INVESTOR C SHARES*
Year ended 3/31/2002#.....................     $16.08         $0.45           $(0.03)           $0.42          $(0.41)
Year ended 3/31/2001......................      22.23          0.35            (2.02)           (1.67)          (0.44)
Period ended 3/31/2000#...................      18.35          0.38             5.22             5.60           (0.31)
Period ended 5/14/1999....................      17.37          0.10             0.97             1.07           (0.09)
Year ended 2/28/1999......................      17.24          0.40             0.31             0.71           (0.40)
Year ended 2/28/1998......................      17.30          0.48             2.89             3.37           (0.48)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Convertible Securities Primary A and Investor B Shares commenced operations on May 21, 1999 and July 15, 1998, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                     RATIO OF          RATIO OF NET                    RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING          INVESTMENT                     OPERATING
  FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO       INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF      TOTAL       PERIOD     AVERAGE NET         TO AVERAGE      TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS            NET ASSETS        RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(0.05)         $(0.61)       $16.03       3.74%     $236,202       1.00%(a)(b)         3.78%            50%          1.00%(a)
    (4.04)          (4.64)        16.05      (7.59)       75,627       0.99(a)(b)          3.08             73           1.00(a)
    (1.41)          (1.91)        22.18      35.21        13,688       0.97+(b)            2.21+            65           0.98+

   $(0.05)         $(0.57)       $16.02       3.48%     $321,858       1.25%(a)(b)         3.53%            50%          1.25%(a)
    (4.04)          (4.59)        16.04      (7.88)      315,857       1.24(a)(b)          2.86             73           1.25(a)
    (1.41)          (1.86)        22.17      33.68       369,488       1.22+(b)            1.96+            65           1.23+
       --           (0.11)        18.31       6.25       352,000       1.30+               3.07+            16           1.32+
    (0.18)          (0.70)        17.34       4.64       356,000       1.15(a)             2.97             66           1.16(a)
    (2.95)          (3.54)        17.28      21.54       391,000       1.10(a)             3.35             69           1.12(a)

   $(0.05)         $(0.46)       $15.88       2.68%     $ 90,408       2.00%(a)(b)         2.78%            50%          2.00%(a)
    (4.04)          (4.49)        15.92      (8.49)       49,763       1.99(a)(b)          2.08             73           2.00(a)
    (1.41)          (1.77)        22.06      32.76        11,175       1.97+(b)            1.21+            65           1.98+
       --           (0.08)        18.27       6.10         4,000       2.06+               2.34+            16           2.08+
    (0.18)          (0.42)        17.30       0.44         3,000       1.96+(a)            2.14+            66           1.97(a)+

   $(0.05)         $(0.46)       $16.04       2.66%     $ 20,370       2.00%(a)(b)         2.78%            50%          2.00%(a)
    (4.04)          (4.48)        16.08      (8.50)        9,827       1.99(a)(b)          2.08             73           2.00(a)
    (1.41)          (1.72)        22.23      32.81         3,033       1.97+(b)            1.21+            65           1.98+
       --           (0.09)        18.35       6.17         4,000       1.80+               2.56+            16           2.07+
    (0.18)          (0.58)        17.37       4.29         4,000       1.65(a)             2.45             66           1.91(a)
    (2.95)          (3.43)        17.24      20.97         3,000       1.60                2.85             69           1.86

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $20.32         $0.44           $(0.39)          $ 0.05          $(0.41)
Year ended 3/31/2001#.....................    24.35          0.57            (2.84)           (2.27)          (0.55)
Period ended 3/31/2000***#................    23.06          0.49             1.93             2.42           (0.41)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................   $20.32         $0.39           $(0.40)          $(0.01)         $(0.36)
Year ended 3/31/2001#.....................    24.35          0.50            (2.82)           (2.32)          (0.50)
Period ended 3/31/2000#...................    23.40          0.43             1.59             2.02           (0.35)
Period ended 5/14/1999....................    22.50          0.10             0.91             1.01           (0.11)
Year ended 2/28/1999......................    21.41          0.55             2.48             3.03           (0.45)
Year ended 2/28/1998......................    19.40          0.52             3.72             4.24           (0.47)
Year ended 2/28/1997**....................    17.52          0.48             2.50             2.98           (0.46)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................   $20.22         $0.23           $(0.39)          $(0.16)         $(0.22)
Year ended 3/31/2001#.....................    24.24          0.33            (2.81)           (2.48)          (0.33)
Period ended 3/31/2000#...................    23.32          0.47             1.39             1.86           (0.22)
Period ended 5/14/1999....................    22.45          0.06             0.89             0.95           (0.08)
Period ended 2/28/1999***.................    23.17          0.22             0.75             0.97           (0.20)
INVESTOR C SHARES*
Year ended 3/31/2002#.....................   $20.22         $0.24           $(0.38)          $(0.14)         $(0.21)
Year ended 3/31/2001#.....................    24.27          0.33            (2.82)           (2.49)          (0.33)
Period ended 3/31/2000#...................    23.33          0.42             1.43             1.85           (0.19)
Period ended 5/14/1999....................    22.45          0.05             0.92             0.97           (0.09)
Year ended 2/28/1999......................    21.36          0.44             2.49             2.93           (0.35)
Year ended 2/28/1998......................    19.40          0.41             3.66             4.07           (0.36)
Period ended 2/28/1997***.................    17.23          0.19             2.80             2.99           (0.18)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, and K Shares, which were reorganized into the Asset Allocation Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **As of July 22, 1996, the Fund designated the existing series of shares as "A"
   Shares.

***Asset Allocation Primary A, Investor B, and Investor C Shares commenced operations on May 21, 1999, July 15, 1998, and November 11, 1996, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                     RATIO OF          RATIO OF NET                    RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING          INVESTMENT                     OPERATING
  FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO       INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF      TOTAL       PERIOD     AVERAGE NET         TO AVERAGE      TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS            NET ASSETS        RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(0.03)         $(0.44)       $19.93        0.26%    $ 40,287       1.03%(a)            2.10%           226%          1.03%(a)
    (1.21)          (1.76)        20.32       (9.83)      12,847       0.98(a)(b)          2.45             88           1.00(a)
    (0.72)          (1.13)        24.35       10.88       15,532       0.95+(a)(b)         1.85+            84           1.02+(a)

   $(0.03)         $(0.39)       $19.92       (0.05)%   $223,579       1.28%(a)            1.85%           226%          1.28%(a)
    (1.21)          (1.71)        20.32      (10.05)     231,520       1.23(a)(b)          2.20             88           1.25(a)
    (0.72)          (1.07)        24.35        8.99       83,412       1.20+(a)(b)         1.60+            84           1.27+(a)
       --           (0.11)        23.40        4.50       72,000       1.18+               2.01+            20           1.20+
    (1.49)          (1.94)        22.50       14.72       72,000       0.94                2.64            114           0.94
    (1.76)          (2.23)        21.41       23.07       49,000       1.03                2.67             67           1.09
    (0.64)          (1.10)        19.40       17.64       35,000       1.25                2.59            116           1.94

   $(0.03)         $(0.25)       $19.81       (0.77)%   $124,983       2.03%(a)            1.10%           226%          2.03%(a)
    (1.21)          (1.54)        20.22      (10.73)     104,745       1.98(a)(b)          1.45             88           2.00(a)
    (0.72)          (0.94)        24.24        8.31      121,644       1.95+(a)(b)         0.85+            84           2.02+(a)
       --           (0.08)        23.32        4.26       10,000       1.95+               1.26+            20           1.97+
    (1.49)          (1.69)        22.45        4.59        6,000       1.74+               1.92+           114           1.74

   $(0.03)         $(0.24)       $19.84       (0.78)%   $  3,220       2.03%(a)            1.10%           226%          2.03%(a)
    (1.21)          (1.54)        20.24      (10.74)       2,532       1.98(a)(b)          1.45             88           2.00(a)
    (0.72)          (0.91)        24.27        8.24        2,305       1.95+(a)(b)         0.85+            84           2.02+(a)
       --           (0.09)        23.33        4.31        2,000       1.67+               1.52+            20           1.96+
    (1.49)          (1.84)        22.45       14.23        2,000       1.44                2.14            114           1.69
    (1.75)          (2.11)        21.36       22.10        2,000       1.52                2.17             67           1.58
    (0.64)          (0.82)        19.40       17.69        1,000       1.94+               2.31+           116           3.26+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
EQUITY INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 8.74         $0.14           $ 0.43           $ 0.57          $(0.14)
Year ended 3/31/2001......................    11.57          0.11            (2.30)           (2.19)          (0.11)
Year ended 3/31/2000......................    11.36          0.15             0.36             0.51           (0.15)
Year ended 3/31/1999#.....................    13.94          0.23            (1.45)           (1.22)          (0.23)
Year ended 3/31/1998#.....................    12.30          0.29             3.79             4.08           (0.28)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 8.72         $0.12           $ 0.42           $ 0.54          $(0.12)
Year ended 3/31/2001......................    11.52          0.09            (2.28)           (2.19)          (0.08)
Year ended 3/31/2000......................    11.31          0.12             0.36             0.48           (0.12)
Year ended 3/31/1999#.....................    13.89          0.20            (1.45)           (1.25)          (0.20)
Year ended 3/31/1998#.....................    12.26          0.26             3.77             4.03           (0.24)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 8.70         $0.01           $ 0.47           $ 0.48          $(0.06)
Year ended 3/31/2001......................    11.51          0.00##          (2.26)           (2.26)          (0.02)
Year ended 3/31/2000......................    11.31          0.03             0.36             0.39           (0.04)
Year ended 3/31/1999#.....................    13.87          0.11            (1.45)           (1.34)          (0.09)
Year ended 3/31/1998#.....................    12.25          0.17             3.77             3.94           (0.16)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 8.82         $0.01           $ 0.47           $ 0.48          $(0.06)
Year ended 3/31/2001......................    11.66          0.00##          (2.29)           (2.29)          (0.02)
Year ended 3/31/2000......................    11.45          0.03             0.37             0.40           (0.04)
Year ended 3/31/1999#.....................    14.01          0.12            (1.44)           (1.32)          (0.11)
Year ended 3/31/1998#.....................    12.35          0.18             3.83             4.01           (0.19)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
EQUITY INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(0.46)
Year ended 3/31/2001......................      (0.53)
Year ended 3/31/2000......................      (0.15)
Year ended 3/31/1999#.....................      (1.13)
Year ended 3/31/1998#.....................      (2.16)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(0.46)
Year ended 3/31/2001......................      (0.53)
Year ended 3/31/2000......................      (0.15)
Year ended 3/31/1999#.....................      (1.13)
Year ended 3/31/1998#.....................      (2.16)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $(0.46)
Year ended 3/31/2001......................      (0.53)
Year ended 3/31/2000......................      (0.15)
Year ended 3/31/1999#.....................      (1.13)
Year ended 3/31/1998#.....................      (2.16)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $(0.46)
Year ended 3/31/2001......................      (0.53)
Year ended 3/31/2000......................      (0.15)
Year ended 3/31/1999#.....................      (1.13)
Year ended 3/31/1998#.....................      (2.16)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

                                                                                                                WITHOUT WAIVERS
                                                                                                                AND/OR EXPENSE
                                                                                                                REIMBURSEMENTS
                                                                                                                ---------------
                                                                   RATIO OF           RATIO OF                     RATIO OF
    TOTAL          NET ASSET                       NET ASSETS      OPERATING       NET INVESTMENT                  OPERATING
  DIVIDENDS          VALUE                           END OF       EXPENSES TO      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            END OF           TOTAL           PERIOD       AVERAGE NET        TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       PERIOD          RETURN++          (000)         ASSETS           NET ASSETS       RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------






    $(0.60)         $ 8.71             6.85%        $ 60,969         0.98%(a)(b)        1.51%           92%          0.99%(a)
     (0.64)           8.74           (19.73)         321,026         0.87(a)(b)         1.06           139           0.87(a)
     (0.30)          11.57             4.51          397,479         0.85(a)(b)         1.25            54           0.85(a)
     (1.36)          11.36            (9.40)         575,076         0.80(a)(b)         1.92            69           0.80(a)
     (2.44)          13.94            37.21          915,630         0.86(a)            2.22            74           0.86(a)



    $(0.58)         $ 8.68             6.53%        $ 21,557         1.23%(a)(b)        1.26%           92%          1.24%(a)
     (0.61)           8.72           (19.75)          21,475         1.12(a)(b)         0.81           139           1.12(a)
     (0.27)          11.52             4.26           33,569         1.10(a)(b)         1.00            54           1.10(a)
     (1.33)          11.31            (9.87)          51,278         1.05(a)(b)         1.67            69           1.05(a)
     (2.40)          13.89            36.92           68,006         1.11(a)            1.97            74           1.11(a)



    $(0.52)         $ 8.66             5.85%        $ 34,190         1.98%(a)(b)        0.51%           92%          1.99%(a)
     (0.55)           8.70           (20.35)          42,724         1.87(a)(b)         0.06           139           1.87(a)
     (0.19)          11.51             3.43           73,966         1.85(a)(b)         0.25            54           1.85(a)
     (1.22)          11.31           (10.49)         107,747         1.80(a)(b)         0.92            69           1.80(a)
     (2.32)          13.87            36.02          144,929         1.78(a)            1.30            74           1.78(a)



    $(0.52)         $ 8.78             5.77%        $  2,336         1.98%(a)(b)        0.51%           92%          1.99%(a)
     (0.55)           8.82           (20.34)           2,719         1.87(a)(b)         0.06           139           1.87(a)
     (0.19)          11.66             3.46            4,365         1.85(a)(b)         0.25            54           1.85(a)
     (1.24)          11.45           (10.28)           5,801         1.64(a)(b)         1.08            69           1.80(a)
     (2.35)          14.01            36.28           10,348         1.69(a)            1.39            74           1.69(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CLASSIC VALUE
PRIMARY A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.11           $2.10             $2.21          $(0.04)
INVESTOR A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.10           $2.09             $2.19          $(0.03)
INVESTOR B SHARES*
Period ended 3/31/2002#...................   $10.00        $(0.00)##        $2.10             $2.10          $(0.00)##
INVESTOR C SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.01           $2.09             $2.10          $(0.00)##


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CLASSIC VALUE
PRIMARY A SHARES*
Period ended 3/31/2002#...................     $(0.10)
INVESTOR A SHARES*
Period ended 3/31/2002#...................     $(0.10)
INVESTOR B SHARES*
Period ended 3/31/2002#...................     $(0.10)
INVESTOR C SHARES*
Period ended 3/31/2002#...................     $(0.10)

---------------

 * Classic Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and / or expense reimbursements, was less than 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                           RATIO OF     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET                    NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                        END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------

   $(0.14)       $12.07         22.21%        $274,661       1.04%+(a)       1.06%+        42%           1.04%+(a)

   $(0.13)       $12.06         22.00%        $ 17,128       1.29%+(a)       0.81%+        42%           1.29%+(a)

   $(0.10)       $12.00         21.08%        $ 36,511       2.04%+(a)       0.06%+        42%           2.04%+(a)

   $(0.10)       $12.00         21.08%        $ 40,916       2.04%+(a)       0.06%+        42%           2.04%+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
LARGECAP VALUE
PRIMARY A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.08           $0.63             $0.71          $(0.02)
INVESTOR A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.07           $0.63             $0.70          $(0.01)
INVESTOR B SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.00##         $0.67             $0.67          $(0.00)##
INVESTOR C SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.00##         $0.67             $0.67          $(0.00)##

---------------

 * LargeCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

                                                                                  WITHOUT WAIVERS
                                                                                  AND/OR EXPENSE
                                                                                  REIMBURSEMENTS
                                                                                  ---------------
                                         RATIO OF     RATIO OF NET                   RATIO OF
                           NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
-------------------------------------------------------------------------------------------------

   $10.69         7.08%     $17,822        1.07%+(a)       0.88%+        24%           6.31%+(a)

   $10.69         7.03%     $   315        1.32%+(a)       0.63%+        24%           6.56%+(a)

   $10.67         6.74%     $   290        2.07%+(a)      (0.12)%+       24%           7.31%+(a)

   $10.67         6.74%     $    21        2.07%+(a)      (0.12)%+       24%           7.31%+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $12.39        $ 0.12           $ 0.58           $ 0.70          $(0.10)
Year ended 3/31/2001......................    16.24          0.17            (0.42)           (0.25)          (0.18)
Year ended 3/31/2000#.....................    18.16          0.11            (0.06)            0.05           (0.11)
Year ended 3/31/1999#.....................    19.92          0.13             0.64             0.77           (0.14)
Year ended 3/31/1998#.....................    17.87          0.20             5.98             6.18           (0.19)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $12.38        $ 0.09           $ 0.58           $ 0.67          $(0.08)
Year ended 3/31/2001......................    16.24          0.14            (0.43)           (0.29)          (0.15)
Year ended 3/31/2000#.....................    18.16          0.07            (0.07)            0.00           (0.06)
Year ended 3/31/1999#.....................    19.92          0.09             0.63             0.72           (0.09)
Year ended 3/31/1998#.....................    17.87          0.15             5.98             6.13           (0.14)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $12.13        $ 0.00##         $ 0.59           $ 0.59          $(0.03)
Year ended 3/31/2001......................    16.00          0.04            (0.43)           (0.39)          (0.06)
Year ended 3/31/2000#.....................    18.00         (0.06)           (0.08)           (0.14)          (0.00)##
Year ended 3/31/1999#.....................    19.81         (0.05)            0.63             0.58              --
Year ended 3/31/1998#.....................    17.81          0.02             5.96             5.98           (0.04)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $12.13        $ 0.00##         $ 0.58           $ 0.58          $(0.03)
Year ended 3/31/2001......................    15.99          0.04            (0.42)           (0.38)          (0.06)
Year ended 3/31/2000#.....................    17.98         (0.06)           (0.07)           (0.13)          (0.00)##
Year ended 3/31/1999#.....................    19.75         (0.02)            0.65             0.63           (0.01)
Year ended 3/31/1998#.....................    17.75          0.04             5.95             5.99           (0.05)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(1.03)
Year ended 3/31/2001......................      (3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(1.03)
Year ended 3/31/2001......................      (3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $(1.03)
Year ended 3/31/2001......................      (3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $(1.03)
Year ended 3/31/2001......................      (3.42)
Year ended 3/31/2000#.....................      (1.86)
Year ended 3/31/1999#.....................      (2.39)
Year ended 3/31/1998#.....................      (3.94)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 ---------------
                                                     RATIO OF        RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS          NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------

   $(1.13)       $11.96        5.64%    $513,206       0.95%(a)(b)        1.02%         135%          0.95%(a)
    (3.60)        12.39       (1.97)     844,432       0.94(a)(b)         1.28          181           0.94(a)
    (1.97)        16.24       (0.16)   1,290,572       0.93(a)(b)         0.65           95           0.93(a)
    (2.53)        18.16        4.15    1,939,704       0.94(a)(b)         0.76           38           0.94(a)
    (4.13)        19.92       38.53    2,248,460       0.95(a)            1.04           79           0.95(a)

   $(1.11)       $11.94        5.33%    $ 58,144       1.20%(a)(b)        0.77%         135%          1.20%(a)
    (3.57)        12.38       (2.29)      65,975       1.19(a)(b)         1.03          181           1.19(a)
    (1.92)        16.24       (0.47)      94,256       1.18(a)(b)         0.40           95           1.18(a)
    (2.48)        18.16        3.96      136,691       1.19(a)(b)         0.51           38           1.19(a)
    (4.08)        19.92       38.22      149,167       1.20(a)            0.79           79           1.20(a)

   $(1.06)       $11.66        4.66%    $ 80,162       1.95%(a)(b)        0.02%         135%          1.95%(a)
    (3.48)        12.13       (3.05)      93,064       1.94(a)(b)         0.28          181           1.94(a)
    (1.86)        16.00       (1.24)     124,000       1.93(a)(b)        (0.35)          95           1.93(a)
    (2.39)        18.00        3.11      154,025       1.94(a)(b)        (0.24)          38           1.94(a)
    (3.98)        19.81       37.29      149,635       1.87(a)            0.12           79           1.87(a)

   $(1.06)       $11.65        4.58%    $  7,496       1.95%(a)(b)        0.02%         135%          1.95%(a)
    (3.48)        12.13       (2.98)       8,479       1.94(a)(b)         0.28          181           1.94(a)
    (1.86)        15.99       (1.18)      10,042       1.93(a)(b)        (0.32)          95           1.93(a)
    (2.40)        17.98        3.39       12,106       1.70(a)(b)         0.00           38           1.94(a)
    (3.99)        19.75       37.55       13,969       1.78(a)            0.21           79           1.78(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.06           $1.30             $1.36          $(0.04)
INVESTOR A SHARES*
Period ended 3/31/2002#...................   $10.00        $ 0.04           $1.30             $1.34          $(0.04)
INVESTOR B SHARES*
Period ended 3/31/2002#...................   $10.00        $(0.04)          $1.35             $1.31          $(0.02)
INVESTOR C SHARES*
Period ended 3/31/2002#...................   $10.00        $(0.05)          $1.36             $1.31          $(0.00)##

---------------

 * MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS FUNDS

                                                                               WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                               ---------------
                                     RATIO OF      RATIO OF NET                   RATIO OF
NET ASSET              NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------

 $11.32      13.63%     $98,888        1.25%+(a)       0.64%+         19%           2.03%+(a)

 $11.30      13.37%     $   573        1.50%+(a)       0.39%+         19%           2.28%+(a)

 $11.29      13.14%     $   524        2.25%+(a)      (0.36)%+        19%           3.03%+(a)

 $11.31      13.10%     $    93        2.25%+(a)      (0.36)%+        19%           3.03%+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                        NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE            NET          AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING      INVESTMENT       GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD     INCOME/(LOSS)      INVESTMENTS     FROM OPERATIONS       GAINS
                                            --------------------------------------------------------------------------------
GROWTH & INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $14.91          $(0.06)            $(0.06)          $(0.12)          $   --
Year ended 3/31/2001......................    21.61           (0.01)             (6.53)           (6.54)           (0.16)
Year ended 3/31/2000......................    14.91           (0.07)              6.81             6.74            (0.04)
Year ended 3/31/1999#.....................    12.03            0.00##             2.89             2.89            (0.01)
Period ended 3/31/1998*#..................    10.00            0.01               2.02             2.03               --
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $14.87          $(0.09)            $(0.06)          $(0.15)          $   --
Year ended 3/31/2001......................    21.62           (0.05)             (6.54)           (6.59)           (0.16)
Year ended 3/31/2000......................    14.95           (0.11)              6.82             6.71            (0.04)
Year ended 3/31/1999#.....................    12.02           (0.03)              2.97             2.94            (0.01)
Period ended 3/31/1998*#..................    10.00            0.00##             2.02             2.02               --
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $14.55          $(0.20)            $(0.06)          $(0.26)          $   --
Year ended 3/31/2001......................    21.31           (0.18)             (6.42)           (6.60)           (0.16)
Year ended 3/31/2000......................    14.85           (0.24)              6.74             6.50            (0.04)
Year ended 3/31/1999#.....................    12.02           (0.12)              2.96             2.84            (0.01)
Period ended 3/31/1998*#..................    10.00           (0.02)              2.04             2.02               --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $14.57          $(0.20)            $(0.06)          $(0.26)          $   --
Year ended 3/31/2001......................    21.34           (0.17)             (6.44)           (6.61)           (0.16)
Year ended 3/31/2000......................    14.86           (0.25)              6.77             6.52            (0.04)
Year ended 3/31/1999#.....................    12.02           (0.12)              2.97             2.85            (0.01)
Period ended 3/31/1998*#..................    10.00           (0.02)              2.04             2.02               --

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Growth & Income Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                         RATIO OF      RATIO OF NET                   RATIO OF
                           NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

   $14.79         (0.80)%   $ 58,752       1.14%          (0.39)%          --           1.14%
    14.91        (30.42)      80,526       1.10           (0.03)           --           1.10
    21.61         45.33      113,028       1.23(a)        (0.37)           55%###       1.23(a)
    14.91         24.05       52,229       1.25(a)         0.05           150           1.25(a)
    12.03         20.30        2,517       1.09+(a)        0.38+           22           1.97+(a)

   $14.72         (1.01)%   $217,963       1.39%          (0.64)%          --           1.39%
    14.87        (30.63)     164,031       1.35           (0.28)           --           1.35
    21.62         45.01      175,859       1.48(a)        (0.62)           55%###       1.48(a)
    14.95         24.38       43,392       1.50(a)        (0.20)          150           1.50(a)
    12.02         20.20        1,141       1.34+(a)       0.13+            22           2.22+(a)

   $14.29         (1.79)%   $209,503       2.14%          (1.39)%          --           2.14%
    14.55        (31.13)     239,621       2.10           (1.03)           --           2.10
    21.31         43.90      305,607       2.23(a)        (1.37)           55%###       2.23(a)
    14.85         23.55       99,257       2.25(a)        (0.95)          150           2.25(a)
    12.02         20.20        7,907       2.09+(a)       (0.62)+          22           2.97+(a)

   $14.31         (1.78)%   $ 31,886       2.14%          (1.39)%          --           2.14%
    14.57        (31.10)      32,365       2.10           (1.03)           --           2.10
    21.34         43.93       34,785       2.23(a)        (1.37)           55%###       2.23(a)
    14.86         23.63        3,233       2.25(a)        (0.95)          150           2.25(a)
    12.02         20.20          518       2.09+(a)       (0.62)+          22           2.97+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BLUE CHIP
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $26.61        $ 0.09           $(0.93)          $(0.84)         $(0.00)##
Year ended 3/31/2001#.....................    37.33          0.08            (8.17)           (8.09)          (0.01)
Period ended 3/31/2000**#.................    35.00          0.06             5.65             5.71           (0.03)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................   $26.47        $ 0.02           $(0.91)          $(0.89)         $   --
Year ended 3/31/2001#.....................    37.24         (0.01)           (8.14)           (8.15)          (0.00)##
Period ended 3/31/2000#...................    35.92          0.02             4.65             4.67              --
Period ended 5/14/1999....................    33.43          0.00##           2.49             2.49              --
Year ended 2/28/1999......................    29.90          0.09             5.26             5.35           (0.10)
Year ended 2/28/1998......................    25.22          0.16             7.91             8.07           (0.15)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................   $25.95        $(0.17)          $(0.90)          $(1.07)         $   --
Year ended 3/31/2001#.....................    36.80         (0.25)           (7.98)           (8.23)             --
Period ended 3/31/2000#...................    35.77         (0.26)            4.64             4.38              --
Period ended 5/14/1999....................    33.34         (0.02)            2.45             2.43              --
Period ended 2/28/1999**..................    33.73         (0.05)            1.39             1.34           (0.01)
INVESTOR C SHARES*
Year ended 3/31/2002#.....................   $25.87        $(0.17)          $(0.90)          $(1.07)         $   --
Year ended 3/31/2001#.....................    36.71         (0.25)           (7.97)           (8.22)             --
Period ended 3/31/2000#...................    35.69         (0.24)            4.61             4.37              --
Period ended 5/14/1999....................    33.24         (0.04)            2.49             2.45              --
Year ended 2/28/1999......................    29.79         (0.06)            5.23             5.17              --
Year ended 2/28/1998......................    25.20          0.04             7.83             7.87           (0.04)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
BLUE CHIP
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.62)
Period ended 3/31/2000**#.................      (3.35)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.62)
Period ended 3/31/2000#...................      (3.35)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (1.72)
Year ended 2/28/1998......................      (3.24)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.62)
Period ended 3/31/2000#...................      (3.35)
Period ended 5/14/1999....................         --
Period ended 2/28/1999**..................      (1.72)
INVESTOR C SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.62)
Period ended 3/31/2000#...................      (3.35)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (1.72)
Year ended 2/28/1998......................      (3.24)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A, B, and K Shares, which were reorganized into the Blue Chip Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Blue Chip Primary A and Investor B Shares commenced operations on May 21,
   1999 and July 15, 1998.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS FUNDS

                                                                                  WITHOUT WAIVERS
                                                                                  AND/OR EXPENSE
                                                                                  REIMBURSEMENTS
                                                                                  ---------------
                                                     RATIO OF     RATIO OF NET       RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT        OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET    TO AVERAGE         AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS       NET ASSETS       NET ASSETS
-------------------------------------------------------------------------------------------------
   $(0.00)##     $25.77       (3.15)%   $ 49,907       0.99%           0.34%           0.99%
    (2.63)        26.61      (23.09)      49,458       0.96            0.23            0.96
    (3.38)        37.33       17.54       36,393       0.95+           0.17+           0.98+

   $   --        $25.58       (3.36)%   $524,910       1.24%           0.09%           1.24%
    (2.62)        26.47      (23.30)     603,622       1.21           (0.02)           1.21
    (3.35)        37.24       14.10      394,071       1.20+          (0.08)+          1.23+
       --         35.92        7.45      423,000       1.29+          (0.03)+          1.33+
    (1.82)        33.43       18.58      401,000       1.16            0.31            1.17
    (3.39)        29.90       33.96      288,000       1.18            0.63            1.22

   $   --        $24.88       (4.12)%   $ 67,589       1.99%          (0.66)%          1.99%
    (2.62)        25.95      (23.85)      75,623       1.96           (0.77)           1.96
    (3.35)        36.80       13.37       75,538       1.95+          (0.83)+          1.98+
       --         35.77        7.29       21,000       2.05+          (0.77)+          2.09+
    (1.73)        33.34        4.53       13,000       1.97+          (0.58)+          1.99+

   $   --        $24.80       (4.17)%   $ 17,180       1.99%          (0.66)%          1.99%
    (2.62)        25.87      (23.84)      17,034       1.96           (0.77)           1.96
    (3.35)        36.71       13.35       17,123       1.95+          (0.83)+          1.98+
       --         35.69        7.37       15,000       1.80+          (0.54)+          2.08+
    (1.72)        33.24       17.96       13,000       1.66           (0.22)           1.92
    (3.28)        29.79       33.08        7,000       1.67            0.12            1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $12.47        $ 0.02           $(0.12)          $(0.10)         $(0.02)
Year ended 3/31/2001......................    17.03         (0.01)           (4.51)           (4.52)          (0.01)
Year ended 3/31/2000#.....................    13.86         (0.02)            3.39             3.37              --
Period ended 3/31/1999*#..................    10.00          0.00##           3.87             3.87              --
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $12.44        $(0.01)          $(0.11)          $(0.12)         $(0.01)
Year ended 3/31/2001......................    16.98         (0.04)           (4.47)           (4.51)             --
Period ended 3/31/2000**#.................    13.88         (0.03)            3.19             3.16              --
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $12.29        $(0.10)          $(0.12)          $(0.22)         $(0.00)##
Year ended 3/31/2001......................    16.90         (0.14)           (4.44)           (4.58)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.18             3.08              --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $12.30        $(0.10)          $(0.12)          $(0.22)         $(0.00)##
Year ended 3/31/2001......................    16.92         (0.14)           (4.45)           (4.59)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.20             3.10              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
STRATEGIC GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (0.03)
Year ended 3/31/2000#.....................      (0.20)
Period ended 3/31/1999*#..................      (0.01)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)

---------------

 + Annualized

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * Strategic Growth Primary A Shares commenced operations on October 2, 1998.

 **Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS FUNDS

                                                                                               WITHOUT WAIVERS
                                                                                               AND/OR EXPENSE
                                                                                               REIMBURSEMENTS
                                                                                               ---------------
                                                     RATIO OF      RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------

   $(0.02)       $12.35       (0.83)%  $1,230,030      0.94%(a)        0.20%          71%           0.94%(a)
    (0.04)        12.47      (26.62)    1,182,028      0.94(a)(b)     (0.09)          56            0.94(a)
    (0.20)        17.03       24.63       860,124      0.97           (0.10)          23            0.97
    (0.01)        13.86       38.65       266,823      1.07+(a)       (0.03)+         34            1.07+(a)

   $(0.01)       $12.31       (0.97)%  $   26,742      1.19%(a)       (0.05)%         71%           1.19%(a)
    (0.03)        12.44      (26.62)       11,895      1.19(a)(b)     (0.34)          56            1.19(a)
    (0.06)        16.98       22.86%        5,503      1.22+          (0.35)+         23            1.22+

   $(0.00)##     $12.07       (1.78)%  $    8,358      1.94%(a)       (0.80)%         71%           1.94%(a)
    (0.03)        12.29      (27.16)        6,758      1.94(a)(b)     (1.09)          56            1.94(a)
    (0.06)        16.90       22.29         4,934      1.97+          (1.10)+         23            1.97+

   $(0.00)##     $12.08       (1.78)%  $    2,645      1.94%(a)       (0.80)%         71%           1.94%(a)
    (0.03)        12.30      (27.14)        2,137      1.94(a)(b)     (1.09)          56            1.94(a)
    (0.06)        16.92       22.36         1,706      1.97+          (1.10)+         23            1.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 8.30        $(0.01)          $(0.22)          $(0.23)         $   --
Year ended 3/31/2001......................    14.59         (0.03)           (3.90)           (3.93)             --
Year ended 3/31/2000......................    12.05         (0.05)            3.47             3.42              --
Year ended 3/31/1999#.....................    13.30          0.00##           1.59             1.59              --
Year ended 3/31/1998#.....................    11.70          0.02             5.27             5.29           (0.01)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 8.16        $(0.03)          $(0.22)          $(0.25)         $   --
Year ended 3/31/2001......................    14.43         (0.07)           (3.84)           (3.91)             --
Year ended 3/31/2000......................    11.97         (0.08)            3.42             3.34              --
Year ended 3/31/1999#.....................    13.26         (0.03)            1.58             1.55              --
Year ended 3/31/1998#.....................    11.67         (0.01)            5.28             5.27              --
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 7.51        $(0.08)          $(0.20)          $(0.28)         $   --
Year ended 3/31/2001......................    13.58         (0.14)           (3.57)           (3.71)             --
Year ended 3/31/2000......................    11.39         (0.17)            3.24             3.07              --
Year ended 3/31/1999#.....................    12.83         (0.11)            1.51             1.40              --
Year ended 3/31/1998#.....................    11.47         (0.10)            5.14             5.04              --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 7.59        $(0.08)          $(0.20)          $(0.28)         $   --
Year ended 3/31/2001......................    13.70         (0.13)           (3.62)           (3.75)             --
Year ended 3/31/2000......................    11.48         (0.16)            3.26             3.10              --
Year ended 3/31/1999#.....................    12.92         (0.11)            1.51             1.40              --
Year ended 3/31/1998#.....................    11.50         (0.08)            5.18             5.10              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $(0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
Year ended 3/31/1998#.....................      (3.68)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $(0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
Year ended 3/31/1998#.....................      (3.68)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $(0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
Year ended 3/31/1998#.....................      (3.68)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $(0.26)
Year ended 3/31/2001......................      (2.36)
Year ended 3/31/2000......................      (0.88)
Year ended 3/31/1999#.....................      (2.84)
Year ended 3/31/1998#.....................      (3.68)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                           ---------------
                                                           RATIO OF           RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET                    NET ASSETS    OPERATING           INVESTMENT                     OPERATING
  DIVIDENDS       VALUE                        END OF     EXPENSES TO       INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD     AVERAGE NET         AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)        ASSETS               ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

   $(0.26)       $ 7.81          (3.31)%      $302,843       0.97%(a)(b)         (0.12)%           65%          0.97%(a)
    (2.36)         8.30         (30.69)        531,657       0.95(a)(b)          (0.28)            96           0.95(a)
    (0.88)        14.59          29.90         816,371       0.96(a)(b)          (0.38)            39           0.96(a)
    (2.84)        12.05          14.99         737,620       0.96(a)             (0.04)            39           0.96(a)
    (3.69)        13.30          53.89         872,150       0.95(a)(b)           0.13            113           0.95(a)

   $(0.26)       $ 7.65          (3.62)%      $ 28,994       1.22%(a)(b)         (0.37)%           65%          1.22%(a)
    (2.36)         8.16         (30.91)         32,519       1.20(a)(b)          (0.53)            96           1.20(a)
    (0.88)        14.43          29.41          61,756       1.21(a)(b)          (0.63)            39           1.21(a)
    (2.84)        11.97          14.70          52,987       1.21(a)             (0.29)            39           1.21(a)
    (3.68)        13.26          53.83          43,380       1.20(a)(b)          (0.12)           113           1.20(a)

   $(0.26)       $ 6.97          (4.35)%      $ 37,767       1.97%(a)(b)         (1.12)%           65%          1.97%(a)
    (2.36)         7.51         (31.37)         45,832       1.95(a)(b)          (1.28)            96           1.95(a)
    (0.88)        13.58          28.42          75,844       1.96(a)(b)          (1.38)            39           1.96(a)
    (2.84)        11.39          13.86          66,338       1.96(a)             (1.04)            39           1.96(a)
    (3.68)        12.83          52.52          59,496       1.95(a)(b)          (0.87)           113           1.95(a)

   $(0.26)       $ 7.05          (4.31)%      $  4,538       1.97%(a)(b)         (1.12)%           65%          1.97%(a)
    (2.36)         7.59         (31.38)          3,338       1.95(a)(b)          (1.28)            96           1.95(a)
    (0.88)        13.70          28.46           4,883       1.96(a)(b)          (1.38)            39           1.96(a)
    (2.84)        11.48          13.76           3,862       1.96(a)             (1.04)            39           1.96(a)
    (3.68)        12.92          53.02           6,176       1.78(a)(b)          (0.70)           113           1.78(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
AGGRESSIVE GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $10.23        $(0.06)          $(1.03)          $(1.09)         $   --
Year ended 3/31/2001#.....................    20.61         (0.09)           (7.89)           (7.98)             --
Year ended 3/31/2000#.....................    23.36          0.03            (0.03)              --           (0.01)
Year ended 3/31/1999......................    22.17          0.02             3.22             3.24           (0.01)###
Year ended 3/31/1998#.....................    18.47          0.08             7.88             7.96           (0.03)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.11        $(0.08)          $(1.00)          $(1.08)         $   --
Year ended 3/31/2001#.....................    20.43         (0.13)           (7.79)           (7.92)             --
Year ended 3/31/2000#.....................    23.23         (0.02)           (0.04)           (0.06)             --
Year ended 3/31/1999......................    22.09         (0.03)            3.21             3.18              --
Year ended 3/31/1998#.....................    18.44          0.02             7.87             7.89           (0.01)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 9.50        $(0.14)          $(0.93)          $(1.07)         $   --
Year ended 3/31/2001#.....................    19.51         (0.25)           (7.36)           (7.61)             --
Year ended 3/31/2000#.....................    22.47         (0.18)           (0.04)           (0.22)             --
Year ended 3/31/1999......................    21.57         (0.17)            3.11             2.94              --
Year ended 3/31/1998#.....................    18.20         (0.12)            7.72             7.60              --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 9.72        $(0.15)          $(0.95)          $(1.10)         $   --
Year ended 3/31/2001#.....................    19.90         (0.25)           (7.53)           (7.78)             --
Year ended 3/31/2000#.....................    22.86         (0.18)           (0.04)           (0.22)             --
Year ended 3/31/1999......................    21.92         (0.17)            3.15             2.98              --
Year ended 3/31/1998#.....................    18.41         (0.09)            7.83             7.74              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
AGGRESSIVE GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.40)
Year ended 3/31/2000#.....................      (2.74)
Year ended 3/31/1999......................      (2.04)
Year ended 3/31/1998#.....................      (4.23)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.40)
Year ended 3/31/2000#.....................      (2.74)
Year ended 3/31/1999......................      (2.04)
Year ended 3/31/1998#.....................      (4.23)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.40)
Year ended 3/31/2000#.....................      (2.74)
Year ended 3/31/1999......................      (2.04)
Year ended 3/31/1998#.....................      (4.23)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (2.40)
Year ended 3/31/2000#.....................      (2.74)
Year ended 3/31/1999......................      (2.04)
Year ended 3/31/1998#.....................      (4.23)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

### Amount includes distributions in excess of net investment income of less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 188

NATIONS FUNDS

                                                                                               WITHOUT WAIVERS
                                                                                               AND/OR EXPENSE
                                                                                               REIMBURSEMENTS
                                                                                               ---------------
                                                      RATIO OF     RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND          END OF      TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS     PERIOD     RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------

    $  --        $  9.14      (10.65)%   $ 10,873       1.14%(a)(b)     (0.56)%       133%          1.15%(a)(b)
    (2.40)         10.23      (42.60)     113,052    1.00(a)           (0.51)         135           1.00(a)
    (2.75)         20.61       (0.16)     328,219    0.98(a)(b)         0.15           79           0.98(a)
    (2.05)         23.36       15.74      412,176    0.97(a)(b)         0.12           72           0.97(a)
    (4.26)         22.17       48.65      132,504    0.98(a)(b)         0.37           79           0.98+(a)

    $  --        $  9.03      (10.68)%   $ 14,082       1.39%(a)(b)     (0.81)%       133%          1.40%(a)(b)
    (2.40)         10.11      (42.68)      21,622    1.25(a)           (0.76)         135           1.25(a)
    (2.74)         20.43       (0.41)      47,624    1.23(a)(b)        (0.10)          79           1.23(a)
    (2.04)         23.23       15.49       67,356    1.22(a)(b)        (0.13)          72           1.22(a)
    (4.24)         22.09       48.28       21,725    1.23(a)(b)         0.12           79           1.23(a)

    $  --        $  8.43      (11.26)%   $ 10,804       2.14%(a)(b)     (1.56)%       133%          2.15%(a)(b)
    (2.40)          9.50      (43.13)      16,119    2.00(a)           (1.51)         135           2.00(a)
    (2.74)         19.51       (1.19)      39,680    1.98(a)(b)        (0.85)          79           1.98(a)
    (2.04)         22.47       14.69       50,797    1.97(a)(b)        (0.88)          72           1.97(a)
    (4.23)         21.57       47.14       38,079    1.98(a)(b)        (0.63)          79           1.98(a)

    $  --        $  8.62      (11.32)%   $    447       2.14%(a)(b)     (1.56)%       133%          2.15%(a)(b)
    (2.40)          9.72      (43.14)         563    2.00(a)           (1.51)         135           2.00(a)
    (2.74)         19.90       (1.16)       1,496    1.98(a)(b)        (0.85)          79           1.98(a)
    (2.04)         22.86       14.64        1,629    1.97(a)(b)        (0.88)          72           1.97(a)
    (4.23)         21.92       47.38        1,199    1.81(a)(b)        (0.46)          79           1.81(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
FOCUSED EQUITIES
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $15.37        $(0.05)          $ 0.55           $ 0.50           $   --
Year ended 3/31/2001......................    22.59         (0.01)           (7.13)           (7.14)           (0.08)
Year ended 3/31/2000#.....................    16.69         (0.01)            6.14             6.13            (0.23)
Year ended 3/31/1999#.....................    12.13         (0.01)            4.58             4.57            (0.01)
Period ended 3/31/1998*#..................    10.00         (0.01)            2.14             2.13               --
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $15.31        $(0.09)          $ 0.55           $ 0.46           $   --
Year ended 3/31/2001......................    22.56         (0.06)           (7.11)           (7.17)           (0.08)
Year ended 3/31/2000#.....................    16.73         (0.03)            6.09             6.06            (0.23)
Year ended 3/31/1999#.....................    12.14         (0.04)            4.64             4.60            (0.01)
Period ended 3/31/1998*#..................    10.00         (0.01)            2.15             2.14               --
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $15.00        $(0.20)          $ 0.53           $ 0.33           $   --
Year ended 3/31/2001......................    22.26         (0.20)           (6.98)           (7.18)           (0.08)
Year ended 3/31/2000#.....................    16.62         (0.09)            5.96             5.87            (0.23)
Year ended 3/31/1999#.....................    12.13         (0.12)            4.62             4.50            (0.01)
Period ended 3/31/1998*#..................    10.00         (0.04)            2.17             2.13               --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $15.05        $(0.20)          $ 0.53           $ 0.33           $   --
Year ended 3/31/2001......................    22.33         (0.20)           (7.00)           (7.20)           (0.08)
Year ended 3/31/2000#.....................    16.67         (0.08)            5.97             5.89            (0.23)
Year ended 3/31/1999#.....................    12.13         (0.14)            4.69             4.55            (0.01)
Period ended 3/31/1998*#..................    10.00         (0.04)            2.17             2.13               --

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * Focused Equities Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

 # Per share net investment income has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS FUNDS

                                                                              WITHOUT WAIVERS
                                                                              AND/OR EXPENSE
                                                                              REIMBURSEMENTS
                                                                              ---------------
                                     RATIO OF     RATIO OF NET                   RATIO OF
NET ASSET              NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
---------------------------------------------------------------------------------------------

 $15.87        3.25%   $  346,435      1.11%          (0.33)%         --           1.11%
  15.37      (31.67)      354,798      1.09           (0.05)          --           1.09
  22.59       37.13       326,745      1.16(a)        (0.35)          53%###       1.16(a)
  16.69       37.73       105,458      1.06(a)         0.05          177           1.06(a)
  12.13       21.30         8,808      1.52+(a)       (0.30)+         25           1.52+(a)

 $15.77        3.00%   $  507,590      1.36%          (0.58)%         --           1.36%
  15.31      (31.80)      491,437      1.34           (0.30)          --           1.34
  22.56       36.62       690,166      1.41(a)        (0.60)          53%###       1.41(a)
  16.73       37.94       238,137      1.31(a)        (0.20)         177           1.31(a)
  12.14       21.40         6,056      1.77+(a)       (0.55)+         25           1.77+(a)

 $15.33        2.20%   $  679,688      2.11%          (1.33)%         --           2.11%
  15.00      (32.32)      741,285      2.09           (1.05)          --           2.09
  22.26       35.71     1,003,840      2.16(a)        (1.35)          53%###       2.16(a)
  16.62       37.15       306,365      2.06(a)        (0.95)         177           2.06(a)
  12.13       21.30        20,446      2.52+(a)       (1.30)+         25           2.52+(a)

 $15.38        2.19%   $  188,842      2.11%          (1.33)%         --           2.11%
  15.05      (32.31)      203,642      2.09           (1.05)          --           2.09
  22.33       35.72       247,509      2.16(a)        (1.35)          53%###       2.16(a)
  16.67       37.56        13,682      2.06(a)        (0.95)         177           2.06(a)
  12.13       21.30           469      2.52+(a)       (1.30)+         25           2.52+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $14.63        $(0.05)          $(1.37)          $(1.42)          $   --
Year ended 3/31/2001......................    22.41         (0.03)           (4.02)           (4.05)           (3.73)
Year ended 3/31/2000#.....................    13.31         (0.07)            9.81             9.74            (0.64)
Year ended 3/31/1999#.....................    16.56         (0.04)           (0.94)           (0.98)           (2.27)
Year ended 3/31/1998#.....................    12.86         (0.06)            5.55             5.49            (1.79)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $14.14        $(0.09)          $(1.32)          $(1.41)          $   --
Year ended 3/31/2001......................    21.87         (0.09)           (3.91)           (4.00)           (3.73)
Year ended 3/31/2000#.....................    13.04         (0.12)            9.59             9.47            (0.64)
Year ended 3/31/1999#.....................    16.30         (0.07)           (0.92)           (0.99)           (2.27)
Year ended 3/31/1998#.....................    12.69         (0.10)            5.50             5.40            (1.79)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $12.87        $(0.17)          $(1.19)          $(1.36)          $   --
Year ended 3/31/2001......................    20.38         (0.19)           (3.59)           (3.78)           (3.73)
Year ended 3/31/2000#.....................    12.28         (0.22)            8.96             8.74            (0.64)
Year ended 3/31/1999#.....................    15.58         (0.15)           (0.88)           (1.03)           (2.27)
Year ended 3/31/1998#.....................    12.29         (0.20)            5.28             5.08            (1.79)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $12.95        $(0.17)          $(1.21)          $(1.38)          $   --
Year ended 3/31/2001......................    20.47         (0.17)           (3.62)           (3.79)           (3.73)
Year ended 3/31/2000#.....................    12.33         (0.22)            9.00             8.78            (0.64)
Year ended 3/31/1999#.....................    15.63         (0.15)           (0.88)           (1.03)           (2.27)
Year ended 3/31/1998#.....................    12.31         (0.18)            5.29             5.11            (1.79)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                       RATIO OF                                    ---------------
                                     RATIO OF         OPERATING        RATIO OF NET                   RATIO OF
NET ASSET              NET ASSETS    OPERATING    EXPENSES INCLUDING    INVESTMENT                    OPERATING
  VALUE                  END OF     EXPENSES TO    INTEREST EXPENSE    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET       TO AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS          NET ASSETS        NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------

 $13.21       (9.71)%   $547,514    0.97%(a)(b)            --              (0.39)%        39%           0.97%(a)
  14.63      (20.67)     388,152    0.98(a)                --              (0.27)         39            0.98(a)
  22.41       75.34      281,951    1.00(a)(b)             --              (0.45)         46            1.00(a)
  13.31       (7.21)     177,861    0.98(a)(b)             --              (0.29)         43            0.98(a)
  16.56       45.09      318,584    0.98(a)              0.99%             (0.42)         76            0.98(a)

 $12.73       (9.97)%   $ 32,138    1.22%(a)(b)            --              (0.64)%        39%           1.22%(a)
  14.14      (20.98)      16,536    1.23(a)                --              (0.52)         39            1.23(a)
  21.87       74.82       22,741    1.25(a)(b)             --              (0.70)         46            1.25(a)
  13.04       (7.41)      18,042    1.23(a)(b)             --              (0.54)         43            1.23(a)
  16.30       44.86       21,591    1.23(a)                --              (0.67)         76            1.23(a)

 $11.51      (10.57)%   $ 45,368    1.97%(a)(b)            --              (1.39)%        39%           1.97%(a)
  12.87      (21.51)      44,261    1.98(a)                --              (1.27)         39            1.98(a)
  20.38       73.47       49,606    2.00(a)(b)             --              (1.45)         46            2.00(a)
  12.28       (8.10)      33,245    1.98(a)(b)             --              (1.29)         43            1.98(a)
  15.58       43.64       45,451    1.98(a)              1.99%             (1.42)         76            1.98(a)

 $11.57      (10.66)%   $  3,024    1.97%(a)(b)            --              (1.39)%        39%           1.97%(a)
  12.95      (21.46)       3,248    1.98(a)                --              (1.27)         39            1.98(a)
  20.47       73.50        2,628    2.00(a)(b)             --              (1.45)         46            2.00(a)
  12.33       (8.08)       1,383    1.98(a)(b)             --              (1.29)         43            1.98(a)
  15.63       43.80        2,266    1.81(a)              1.82%             (1.25)         76            1.81(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS
                                            ------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 6.99        $(0.05)          $ 0.16           $ 0.11
Period ended 3/31/2001*...................    10.00         (0.03)           (2.98)           (3.01)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 6.97        $(0.07)          $ 0.16           $ 0.09
Period ended 3/31/2001*...................    10.00         (0.06)           (2.97)           (3.03)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 6.92        $(0.12)          $ 0.16           $ 0.04
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 6.92        $(0.12)          $ 0.16           $ 0.04
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)

---------------

 + Annualized

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 194

NATIONS FUNDS

                                                                               WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                               ---------------
                                     RATIO OF        RATIO OF                     RATIO OF
NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------------------

  $7.10        1.57%    $ 3,356        1.37%(a)       (0.72)%         419%          1.37%(a)
   6.99      (30.10)      5,686        1.35+          (0.41)+         426           1.35+

  $7.06        1.29%    $14,741        1.62%(a)       (0.97)%         419%          1.62%(a)
   6.97      (30.30)     19,644        1.60+          (0.66)+         426           1.60+

  $6.96        0.58%    $43,187        2.37%(a)       (1.72)%         419%          2.37%(a)
   6.92      (30.80)     50,404        2.35+          (1.41)+         426           2.35+

  $6.96        0.58%    $ 4,660        2.37%(a)       (1.72)%         419%          2.37%(a)
   6.92      (30.80)      6,557        2.35+          (1.41)+         426           2.35+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SMALL COMPANY
PRIMARY A SHARES*
Year ended 3/31/2002#.....................   $13.69        $(0.07)          $ 1.45           $ 1.38          $   --
Year ended 3/31/2001......................    22.66         (0.10)           (6.67)           (6.77)             --
Year ended 3/31/2000#.....................    11.50         (0.10)           11.29            11.19              --
Year ended 3/31/1999#.....................    15.79         (0.05)           (3.11)           (3.16)             --
Period ended 3/31/1998....................    12.07          0.01             4.43             4.44           (0.01)
Period ended 5/16/1997....................    10.65          0.04             1.47             1.51           (0.04)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................   $13.52        $(0.10)          $ 1.42           $ 1.32          $   --
Year ended 3/31/2001......................    22.44         (0.14)           (6.58)           (6.72)             --
Year ended 3/31/2000#.....................    11.43         (0.15)           11.19            11.04              --
Year ended 3/31/1999#.....................    15.74         (0.07)           (3.11)           (3.18)             --
Period ended 3/31/1998....................    12.05         (0.02)            4.42             4.40              --
Period ended 5/16/1997....................    10.64          0.03             1.46             1.49           (0.03)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................   $13.08        $(0.20)          $ 1.37           $ 1.17          $   --
Year ended 3/31/2001......................    21.94         (0.23)           (6.43)           (6.66)             --
Year ended 3/31/2000#.....................    11.23         (0.25)           10.99            10.74              --
Year ended 3/31/1999#.....................    15.59         (0.11)           (3.12)           (3.23)             --
Period ended 3/31/1998....................    12.03         (0.08)            4.35             4.27              --
Period ended 5/16/1997....................    10.65         (0.03)            1.46             1.43              --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $13.26        $(0.20)          $ 1.39           $ 1.19          $   --
Year ended 3/31/2001......................    22.21         (0.25)           (6.50)           (6.75)             --
Year ended 3/31/2000#.....................    11.38         (0.23)           11.09            10.86              --
Year ended 3/31/1999#.....................    15.74         (0.12)           (3.11)           (3.23)             --
Period ended 3/31/1998**..................    15.18         (0.08)            1.35             1.27              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
SMALL COMPANY
PRIMARY A SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (2.20)
Year ended 3/31/2000#.....................      (0.03)
Year ended 3/31/1999#.....................      (1.13)
Period ended 3/31/1998....................      (0.71)
Period ended 5/16/1997....................      (0.05)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (2.20)
Year ended 3/31/2000#.....................      (0.03)
Year ended 3/31/1999#.....................      (1.13)
Period ended 3/31/1998....................      (0.71)
Period ended 5/16/1997....................      (0.05)
INVESTOR B SHARES*
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (2.20)
Year ended 3/31/2000#.....................      (0.03)
Year ended 3/31/1999#.....................      (1.13)
Period ended 3/31/1998....................      (0.71)
Period ended 5/16/1997....................      (0.05)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................      (2.20)
Year ended 3/31/2000#.....................      (0.03)
Year ended 3/31/1999#.....................      (1.13)
Period ended 3/31/1998**..................      (0.71)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund Pilot, Class A and Class B Shares, which were reorganized into the Small Company Primary A, Investor A and Investor B Shares, respectively, as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment manager to Small Company was Boatmen's Trust Company. Effective May 23, 1997, the investment manager to Small Company became Banc of America Capital Management, LLC.

 ** Small Company Investor C Shares commenced operations on September 22, 1997.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 196

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                     RATIO OF          RATIO OF NET                     RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING          INVESTMENT                      OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO        INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET         TO AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS            NET ASSETS         RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $   --        $15.07       10.08%    $572,820       1.15%(a)(b)         (0.48)%          35%           1.21%(a)
    (2.20)        13.69      (31.86)     477,246       1.15(a)(b)          (0.52)           48            1.20(a)
    (0.03)        22.66       97.46      647,825       1.13(a)(b)          (0.65)           63            1.22(a)
    (1.13)        11.50      (21.05)     327,981       0.95(a)             (0.42)           87            1.22(a)
    (0.72)        15.79       37.27      235,427       0.95+(a)             0.05+           59            1.26+(a)
    (0.09)        12.07       14.21      109,450       0.98+                0.54+           48            1.41+

   $   --        $14.84        9.76%    $157,759       1.40%(a)(b)         (0.73)%          35%           1.46%(a)
    (2.20)        13.52      (31.96)     146,457       1.40(a)(b)          (0.77)           48            1.45(a)
    (0.03)        22.44       96.91      245,425       1.38(a)(b)          (0.90)           63            1.47(a)
    (1.13)        11.43      (21.32)      16,143       1.20(a)             (0.67)           87            1.47(a)
    (0.71)        15.74       37.02        6,772       1.20+(a)            (0.20)+          59            1.51+(a)
    (0.08)        12.05       13.98        3,697       1.23+                0.30+           48            1.66+

   $   --        $14.25        8.94%    $ 17,484       2.15%(a)(b)         (1.48)%          35%           2.21%(a)
    (2.20)        13.08      (32.45)      11,744       2.15(a)(b)          (1.52)           48            2.20(a)
    (0.03)        21.94       95.79       13,839       2.13(a)(b)          (1.65)           63            2.22(a)
    (1.13)        11.23      (21.86)       5,127       1.95(a)             (1.42)           87            2.22(a)
    (0.71)        15.59       36.06        3,384       1.87+(a)            (0.87)+          59            2.18+(a)
    (0.05)        12.03       13.43        2,635       1.97+               (0.45)+          48            2.41+

   $   --        $14.45        8.97%    $  3,871       2.15%(a)(b)         (1.48)%          35%           2.21%(a)
    (2.20)        13.26      (32.46)       2,813       2.15(a)(b)          (1.52)           48            2.20(a)
    (0.03)        22.21       95.76        3,588       2.13(a)(b)          (1.65)           63            2.22(a)
    (1.13)        11.38      (21.66)       1,951       1.70(a)             (1.17)           87            2.22(a)
    (0.71)        15.74        8.75        3,122       1.95+(a)            (0.95)+          59            2.26+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
FINANCIAL SERVICES
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $10.00        $ 0.01           $0.36             $0.37          $(0.01)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.00        $(0.03)          $0.37             $0.34          $(0.00)##
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $10.00        $(0.11)          $0.38             $0.27          $   --
INVESTOR C SHARES*
Period ended 3/31/2002#...................   $10.00        $(0.04)          $0.34             $0.30          $   --

---------------

 * Financial Services Investor C Shares commenced operations on December 13,
   2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                         RATIO OF        RATIO OF                     RATIO OF
                           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL        YEAR      AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

   $10.36         3.71%      $5,333        1.31%(a)        0.10%          89%           3.78%(a)

   $10.34         3.41%      $  307        1.56%(a)       (0.15)%         89%           4.03%(a)

   $10.27         2.70%      $  268        2.31%(a)       (1.10)%         89%           4.78%(a)

   $10.30         5.86%      $   45        2.31%+(a)      (1.10)%+        89%           4.78%+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2002, the Trust offered thirty-three separate portfolios, the Company offered four separate portfolios, Reserves offered thirteen separate portfolios and Funds Trust offered eighteen separate portfolios. These financial statements pertain only to certain domestic stock portfolios of the Trust, the Company, Reserves and Funds Trust:
Convertible Securities Fund, Asset Allocation Fund, Equity Income Fund, Classic Value Fund, LargeCap Value Fund, Value Fund, MidCap Value Fund, Growth & Income Fund, Blue Chip Fund, Strategic Growth Fund, Capital Growth Fund, Aggressive Growth Fund, Focused Equities Fund, MidCap Growth Fund, 21st Century Fund, Small Company Fund and Financial Services Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, the Company, Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth & Income Fund, Blue Chip Fund and Focused Equities Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth & Income Master Portfolio, Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (98.1% for Growth & Income Master Portfolio, 95.0% for Blue Chip Master Portfolio and 98.6% for Focused Equities Master Portfolio at March 31, 2002). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, LLC ("BA Advisors"), whose financial statements are not presented here, also invest in the Master Portfolios.

21st Century Fund operates in a master-feeder structure. The Fund seeks to achieve its investment objective by investing substantially all of its assets in 21st Century Master Portfolio of the Master Trust, which has the same investment objective as the Fund. Because the value of the Fund's investment in the 21st Century Master Portfolio as of and for the year ended March 31, 2002 represented substantially all of the beneficial interests in the 21st Century Master Portfolio, the financial statements for the 21st Century Fund reflect the consolidation of the 21st Century Master Portfolio. Separate financial statements for the 21st Century Master Portfolio have not been prepared and references in this report to 21st Century Fund should be read to include references to the corresponding Master Portfolio.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

NATIONS FUNDS

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Effective April 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Funds' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The Statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income, if any, are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, LargeCap Value, MidCap Value, Growth & Income, Blue Chip, Focused Equities, MidCap Growth and 21st Century Funds; Classic Value and Financial Services Funds declare and pay distributions annually; all other Funds declare and pay distributions monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust, the Company, Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the

NATIONS FUNDS
expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust, the Company, Reserves and Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BA Advisors, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Fund:

                                                ANNUAL
                                                 RATE
                                                ------
Convertible Securities, Asset Allocation,
  Classic Value, LargeCap Value, Value,
  Strategic Growth, Capital Growth, Aggressive
  Growth, MidCap Growth.......................  0.65%
MidCap Value, 21st Century, Financial
  Services....................................  0.75%
Small Company.................................  0.90%

                         FEES ON
                        NET ASSETS        FEES ON          FEES ON
                          UP TO          NET ASSETS       NET ASSETS
                           $100         BETWEEN $100      EXCEEDING
                         MILLION      AND $250 MILLION   $250 MILLION
                       ----------------------------------------------
Equity Income........      0.65%            0.60%            0.50%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust, the Company, Reserves and Funds Trust has entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the following maximum annual rate of each Fund's average daily net assets:

                                                ANNUAL
                                                 RATE
                                                ------
Equity Income.................................  0.20%
Convertible Securities, Asset Allocation,
  LargeCap Value, Value, MidCap Value,
  Strategic Growth, Capital Growth, Aggressive
  Growth, MidCap Growth, Small Company,
  Financial Services..........................  0.25%

Prior to January 1, 2002, Chicago Equity Partners, LLC was the sub-advisor of the equity portion of the Asset Allocation Fund and received the same sub-advisory rate as above.

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of the Fund's average daily net assets.

Funds Trust has, on behalf of the Classic Value Fund, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the first $500 million of the Fund's average daily net assets and 0.35% over $500 million of the Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust, the Company, Reserves and Funds Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Blue Chip Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets and Growth & Income and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust, the Company, Reserves and Funds Trust pursuant to agreements with BA Advisors. For the year ended March 31, 2002, Stephens and BA Advisors earned

NATIONS FUNDS

0.07% and 0.08%, respectively, of the Funds' average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2002 and until July 31, 2002, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                ANNUAL
                     FUND                        RATE
------------------------------------------------------
Classic Value.................................  1.13%
LargeCap Value................................  1.07%
MidCap Value..................................  1.25%
Small Company.................................  1.15%
Financial Services............................  1.30%

BA Advisors is entitled to recover from Classic Value Fund, LargeCap Value Fund, MidCap Value Fund and Financial Services Fund any fees waived or expenses reimbursed during the three year period following such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery.

At March 31, 2002, the amounts potentially recoverable by BA Advisors pursuant to this arrangement are as follows:

                                          POTENTIAL AMOUNT
                                         TO RECOVER WITHIN 3
                                         YEARS FROM 3/31/02
                                        ---------------------
Classic Value.........................        $     --
LargeCap Value........................         137,580
MidCap Value..........................          94,308
Financial Services....................         128,543

BNY serves as the custodian of the Trust's, the Company's, Reserves' and Funds Trust's assets. For the year ended March 31, 2002, expenses of the Funds were reduced by $41,932 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. For the year ended March 31, 2002, Bank of America earned approximately $67,334 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2002, the Funds were informed that the distributor received $2,183,449 in front-end sales charges for sales of Investor A Shares and $3,438,109 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

For the year ended March 31, 2002, 21st Century Master Portfolio paid commissions of $9,937 to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust, the Company, Reserves and Funds Trust for serving as Trustee/Director or Officer of the Trust, the Company, Reserves and Funds Trust.

The Trust's, the Company's, Reserves' and Funds Trust's eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. The Trust's, the Company's, Reserves' and Funds Trust's eligible Trustees/Directors had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

Equity Income Fund invested in Convertible Securities Fund until July 29, 2001, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Fund for the period April 1, 2001 to July 29, 2001 from such investments is included

NATIONS FUNDS
in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, the Company, Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund, a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BA Advisors.

For the year ended March 31, 2002, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT      PLAN
                                      RATE        LIMIT
                                     ------------------
INVESTOR A COMBINED DISTRIBUTION
  AND SHAREHOLDER SERVICING PLAN...   0.25%       0.25%
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS......   0.25%       0.25%
INVESTOR B AND INVESTOR C
  DISTRIBUTION PLANS...............   0.75%       0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Convertible Securities......  $  483,216    $  255,693
Asset Allocation............     408,234       382,531
Equity Income...............     214,851       456,122
Classic Value...............     387,465        59,397
LargeCap Value..............      18,974         1,614
Value.......................   1,162,812     1,524,298
MidCap Value................      96,335         5,939
Strategic Growth............     864,313       802,332
Capital Growth..............     327,206       544,222
Aggressive Growth...........     146,824       247,690
MidCap Growth...............     684,978       349,419
21st Century................     292,904       303,345
Small Company...............     399,517       382,541
Financial Services..........       8,947         3,943

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2002 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Asset Allocation................  $526,954     $491,738
Equity Income...................     7,970       20,243
Value...........................     1,317       26,436
Strategic Growth................     6,752        8,668
Capital Growth..................       712        5,212
Aggressive Growth...............     1,327          840
21st Century....................     1,417          541
Financial Services..............       377          173

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2002, the Asset Allocation Fund had the following futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................     37            $3,862             $3,838            $ (24)
U.S. Treasury Bond Futures (long position) expiring June
2002(a).....................................................     93             9,509              9,129             (380)
U.S. 10 year Treasury Note Futures (long position) expiring
June 2002(a)................................................     37             3,808              3,791              (17)
U.S. 2 year Treasury Note Futures (long position) expiring
June 2002(a)................................................     45             9,407              9,297             (110)
                                                                                                                    -----
Total net unrealized depreciation...........................                                                        $(531)
                                                                                                                    =====

---------------

(a)Securities have been segregated as collateral for open futures contracts.

6.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust and 330,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's, Reserves' and Funds Trust's Declarations of Trust and the Company's Articles of Incorporation authorize the Board of Trustees/Directors to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

The Trust, the Company, Reserves and Funds Trust each participate with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2002, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
FUND                                   (000)         RATE
-----------------------------------------------------------
Convertible Securities............     $  6          3.37%
Equity Income.....................      288          3.73
Capital Growth....................       24          4.28
Aggressive Growth.................        4          2.29
MidCap Growth.....................       41           2.2
21st Century......................        2          2.21

The average amount outstanding was calculated based on daily balances during the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

NATIONS FUNDS

At March 31, 2002, the following Funds had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
                             LOANED SECURITIES    OF COLLATERAL
FUND                               (000)              (000)
---------------------------------------------------------------
Asset Allocation...........      $ 29,976           $ 31,278
Equity Income..............        14,915             15,444
Classic Value..............        71,249             73,636
Value......................       169,405            176,156
Strategic Growth...........       177,727            207,456
Capital Growth.............        64,212             66,618
Aggressive Growth..........         3,821              3,987
MidCap Growth..............       267,952            278,045
21st Century...............        12,481             12,842
Small Company..............       194,252            203,136
Financial Services.........           627                643

9.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                    NET TAX       UNDISTRIBUTED    UNDISTRIBUTED
                                       COST OF                                     UNREALIZED        ORDINARY        LONG-TERM
                                     INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/       INCOME/           GAINS/
                                       FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)    (ACCUMULATED     (ACCUMULATED
                                      PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS   ORDINARY LOSS)   CAPITAL LOSS)
FUND                                    (000)         (000)          (000)           (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities.............  $  628,640      $ 63,288      $ (29,624)       $ 33,664         $ 1,659         $ (37,334)
Asset Allocation...................     449,008        34,521        (10,400)         24,121             494           (16,104)
Equity Income......................     126,970        11,951         (5,306)          6,645              --            (2,243)
Classic Value......................     431,016        30,303        (10,066)         20,237          11,671                --
LargeCap Value.....................      18,118           626           (216)            410              40                --
Value..............................     750,649        85,959         (6,424)         79,535             521            10,104
MidCap Value.......................      97,874         6,612           (523)          6,089             219                --
Growth & Income....................         N/A*          N/A*           N/A*         71,650              (8)         (132,674)
Blue Chip..........................         N/A*          N/A*           N/A*         93,390             110           (72,598)
Strategic Growth...................   1,345,291       177,679        (51,585)        126,094             680          (182,906)
Capital Growth.....................     371,112        89,762        (11,902)         77,860              --           (39,619)
Aggressive Growth..................      41,849         4,648         (6,010)         (1,362)             --           (58,278)
Focused Equities...................         N/A*          N/A*           N/A*        242,597              --          (519,898)
MidCap Growth......................     905,218       108,167       (108,835)           (668)             --           (46,959)
21st Century.......................      70,069         7,848           (506)          7,342              --           (37,718)
Small Company......................     854,154       182,386        (75,633)        106,753              --           (40,902)
Financial Services.................       6,221           505            (81)            424              --              (202)

---------------
* See corresponding master portfolio for tax basis information.

NATIONS FUNDS

At March 31, 2002, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN   EXPIRING IN
                                                                 2009          2010
FUND                                                             (000)         (000)
---------------------------------------------------------------------------------------
Convertible Securities......................................         --      $ 25,748
Asset Allocation............................................         --        16,104
Growth & Income.............................................   $ 32,075        81,928
Blue Chip...................................................         --        67,876
Strategic Growth............................................     42,323       111,955
Capital Growth..............................................         --        39,619
Aggressive Growth...........................................         --        51,528
Focused Equities............................................    112,608       375,725
MidCap Growth...............................................         --        24,893
21st Century................................................     12,771        24,223
Small Company...............................................         --        38,429
Financial Services..........................................         --           100

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended March 31, 2002, the following Funds elected to defer losses occurring between November 1, 2001 and March 31, 2002 under these rules, as follows:

                                                                  CAPITAL          CURRENCY
                                                              LOSSES DEFERRED   LOSSES DEFERRED
FUND                                                               (000)             (000)
-----------------------------------------------------------------------------------------------
Convertible Securities......................................      $11,486                --
Equity Income...............................................        2,267                --
Growth & Income.............................................       18,671           $     8
Blue Chip...................................................        4,722                --
Strategic Growth............................................       28,628                --
Aggressive Growth...........................................        6,750                --
Focused Equities............................................       31,565                --
MidCap Growth...............................................       22,066                --
21st Century................................................          724                --
Small Company...............................................        2,473                --
Financial Services..........................................          102                --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2003.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                        ORDINARY INCOME   LONG-TERM CAPITAL GAINS
FUND                                                         (000)                 (000)
-------------------------------------------------------------------------------------------------
Convertible Securities................................      $17,484               $ 1,449
Asset Allocation......................................        6,466                   556
Equity Income.........................................        3,331                10,111
Classic Value.........................................        2,200                    --
LargeCap Value........................................           16                    --
Value.................................................       14,342                76,292
MidCap Value..........................................          281                    --
Growth & Income.......................................           --                    --
Blue Chip.............................................            5                    --
Strategic Growth......................................        1,566                    --
Capital Growth........................................           --                18,629
Aggressive Growth.....................................           --                    --
Focused Equities......................................           --                    --
MidCap Growth.........................................           --                    --
21st Century..........................................           --                    --
Small Company.........................................           --                    --
Financial Services....................................            6                    --

NATIONS FUNDS

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for paydowns, net operating losses, dividend reclassifications, currency gains and losses and use of the tax accounting practice known as equalization.

10.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                            TOTAL NET ASSETS
                                     TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                     OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
ACQUIRING FUND      ACQUIRED FUND         (000)               (000)               (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation  Boatmen's Trust
                  Company Balanced
                  Investment Fund        $ 13,617          $  410,438          $  424,055              $  1,099
Equity Income     Boatmen's Trust
                  Company Equity
                  Income Fund              95,694             463,209             558,903                15,874
Equity Income     BCA Equity Income
                  Fund                     92,411             463,209             555,620                28,871
Value             Boatmen's Trust
                  Company Equity
                  Value Fund              119,967           1,364,400           1,484,367                34,539
Value             Bank IV Kansas
                  Stock Fund               47,444           1,364,400           1,411,844                 8,399
Strategic Growth  BCA Diversified
                  Stock Fund              307,415             858,884           1,166,299               115,146
Aggressive        BCA Retail Trust
Growth            Equity Fund              28,949             383,624             412,573                12,864
Small Company     Boatmen's Trust
                  Company Managed
                  Small
                  Capitalization
                  Fund                     88,407             769,936             858,343                27,179

FUND REORGANIZATION

On June 8, 2001, the Asset Allocation Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Balanced Assets Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                       TOTAL NET ASSETS
TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
     (000)               (000)               (000)                  (000)
----------------------------------------------------------------------------------
    $90,962            $366,605            $457,567                $5,772

CHANGE OF REGISTERED INVESTMENT COMPANY

On June 8, 2001, the Asset Allocation, Growth & Income and Focused Equities Funds, newly established shell portfolios of Funds Trust (the "Successor Funds"), acquired the assets and liabilities of their predecessor funds, which were series

NATIONS FUNDS
of Reserves, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

BANK PLAN REDEMPTION-IN-KIND

On January 11, 2002, certain Separate Accounts, as listed in the left column below redeemed shares and acquired net assets from Primary A Shares of certain Nations Funds, listed in the second column below. The number and value of shares redeemed by each Nations Fund are included in the Schedules of capital stock activity. Shares redeemed, acquired net assets and realized gain/loss as of the conversion date were as follows:

                                                              SHARES            TOTAL NET ASSETS
                                                       REDEEMED/TRANSFERRED   REDEEMED/TRANSFERRED   REALIZED
                                                           TO BANK PLAN           TO BANK PLAN       GAIN/LOSS
BANK PLAN SEPARATE ACCOUNTS           NATIONS FUND            (000)                  (000)             (000)
--------------------------------------------------------------------------------------------------------------
Value Separate Account              Value                     28,656                $324,384          $30,497
Capital Growth Separate Account     Capital Growth            14,871                 120,603           28,890
Aggressive Growth Separate Account  Aggressive Growth          8,752                  84,193              366
MidCap Growth Separate Account      MidCap Growth              8,805                 123,180            4,129
Small Company Separate Account      Small Company             10,145                 152,688           24,704

11.  SUBSEQUENT EVENTS

On October 10, 2001, the Board of Trustees/Directors of each fund listed in the left column below (each a "Fund") approved an Agreement and Plan of Reorganization (the "Reorganization") pursuant to which a successor fund to each fund shown in the right column (the "Acquiring Fund") will acquire all of the assets and liabilities of each corresponding Fund in exchange for shares of equal value of the Acquiring Fund. On March 27, 2002, shareholders of each Fund approved the Reorganization. The Reorganization occurred and each Fund ceased operations on May 10, 2002. The principal effect of this Reorganization was to transfer each Fund's investment into an investment in a corresponding Acquiring Fund with a substantially similar investment objective, principal investment strategies and investment risks.

FUND               REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
-------------------------------------------------------------------
Equity Income             Convertible Securities
Blue Chip                 Strategic Growth
Aggressive Growth         Capital Growth

On October 10, 2001, the Board of Trustees/Directors of each fund listed in the left column below (each a "Fund") approved its Reorganization into a newly created successor fund that is substantially identical to the existing Fund. On March 27, 2002, shareholders of each Fund approved the Reorganization. The Reorganization occurred on May 10, 2002. At that time, shares of each Fund were exchanged for shares of equal value of the newly created successor fund. The principal effect of this Reorganization was to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters.

FUND                     REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
-------------------------------------------------------------------------
Convertible Securities         Convertible Securities
Strategic Growth               Strategic Growth
Capital Growth                 Capital Growth
MidCap Growth                  MidCap Growth

On October 10, 2001, the Board of Trustees/Directors of each fund listed in the left column below (each a "Fund") approved its Reorganization into a newly created successor fund that is substantially identical to the existing Fund. On

NATIONS FUNDS

March 27, 2002, shareholders of each Fund approved the Reorganization. The Reorganization occurred on May 17, 2002. At that time, shares of each Fund were exchanged for shares of equal value of the newly created successor fund. The principal effect of this Reorganization was to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters.

FUND            REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------
Value                     Value
Small Company             Small Company

On November 28, 2001, the Board of Trustees of Funds Trust approved a name change for Nations Marsico Growth & Income Fund. Effective May 10, 2002, the Fund became known as Nations Marsico Growth Fund. Additionally, the Fund no longer invests at least 25% of its assets in securities that are believed to have income potential.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUND TRUST, NATIONS RESERVES, NATIONS FUND, INC. AND NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Equity Income Fund, Nations Value Fund, Nations Marsico Growth and Income Fund, Nations Blue Chip Fund, Nations Strategic Growth Fund, Nations Capital Growth Fund, Nations Aggressive Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Marsico 21st Century Fund, Nations Financial Services Fund, Nations Classic Value Fund, Nations LargeCap Value Fund and Nations MidCap Value Fund (constituting parts of Nations Fund Trust, Nations Reserves, Nations Fund, Inc. and Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 11, effective May 10, 2002, Nations Equity Income Fund, Nations Blue Chip Fund and Nations Aggressive Growth Fund completed reorganizations pursuant to which all of their assets were acquired and liabilities assumed in exchange for shares of equal value of the acquiring funds and ceased operations.

PricewaterhouseCoopers LLP
New York, New York
May 17, 2002

NATIONS FUND

  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2002, the amount of long-term capital gains designated by the Trust, the Company, Reserves and Funds Trust were as follows:

FUND                                                             TOTAL
-------------------------------------------------------------------------
Convertible Securities......................................  $ 1,448,729
Asset Allocation............................................      555,332
Equity Income...............................................   16,828,835
LargeCap Value..............................................          255
Value.......................................................   77,650,565
MidCap Value................................................          466
Capital Growth..............................................   18,626,406

Of the ordinary income (including short-term capital gain) distributions made by the Trust, the Company, Reserves and Funds Trust during the fiscal year ended March 31, 2002, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................     43.21%
Asset Allocation............................................     42.82%
Equity Income...............................................    100.00%
Classic Value...............................................     19.26%
LargeCap Value..............................................     59.53%
Value.......................................................    100.00%
MidCap Value................................................     31.59%
Blue Chip...................................................    100.00%
Strategic Growth............................................    100.00%
Financial Services..........................................    100.00%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)

The Boards of Trustees/Directors (the "Boards") of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust and Nations Master Investment Trust (the "Companies") oversee their funds to ensure that they are managed and operated in the interests of shareholders. This annual report may relate to Funds of one or more of the Companies. Please see the introduction for the Notes to financial statements for information about which Funds and which Companies are applicable to this annual report. A majority of the Trustees/Directors ("Board Members") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the funds, apart from the personal investments that most Board Members have made in certain of the funds as private individuals. The Board Members bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the funds. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the independent Board Members have particular responsibilities for assuring that the Companies are managed in the best interests of fund shareholders.

The following table provides basic information about the Board Members and Officers of the Companies. The mailing address of each Board Member is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Board Member and Officer serves in identical capacities for each Company (except for Mr. Carmichael, who serves in an advisory capacity for certain Companies) and serves an indefinite term, subject to retirement from service as required (pursuant to each Company's retirement policy) at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

     NAME, AGE AND POSITION         TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
       WITH THE COMPANIES          LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael              Indefinite term;        Senior Managing Director of The      41 (50 others in an
Age: 58                            Board Member since      Succession Fund (a company formed     advisory capacity
Board Member (Nations              1999                    to advise and buy family owned              only)
Funds Trust and Nations Master                             companies) from 1998 through
Investment Trust only)                                     April 2001.
William H. Grigg                   Indefinite term;        Retired; Chairman Emeritus since             95
Age: 69                            Board Member since      July 1997, Chairman and Chief
Board Member                       1991                    Executive Officer through July
                                                           1997 -- Duke Power Co.
Thomas F. Keller                   Indefinite term;        R.J. Reynolds Industries                     95
Age: 70                            Board Member since      Professor of Business
Board Member                       1991                    Administration, Fuqua School of
                                                           Business, Duke University, since
                                                           July 1974; Dean, Fuqua School of
                                                           Business Europe, Duke University,
                                                           July 1999 through June 2001
Carl E. Mundy, Jr.                 Indefinite term;        President and Chief Executive                91
Age: 66                            Board Member since      Officer -- USO from May 1996 to
Board Member                       1996                    May 2000; Commandant -- United
                                                           States Marine Corps from July
                                                           1991 to July 1995; Member, Board
                                                           of Advisors to the Comptroller
                                                           General of the United States;
                                                           Chairman, Board of Trustees,
                                                           Marine Corps University
                                                           Foundation;
Dr. Cornelius J. Pings             Indefinite term;        Retired; President, Association              91
Age: 73                            Board Member since      of American Universities through
Board Member                       1999                    June 1998.

     NAME, AGE AND POSITION
       WITH THE COMPANIES             OTHER DIRECTORSHIPS HELD
--------------------------------  ---------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael             Director -- Cobra Electronics
Age: 58                           Corporation (electronic equipment
Board Member (Nations             manufacturer), Opta Food
Funds Trust and Nations Master    Ingredients, Inc. (food
Investment Trust only)            ingredients manufacturer) and
                                  Golden Rule Insurance Company
                                  since May, 1994; Board Member,
                                  Nations Funds Family (4
                                  registered investment companies)
William H. Grigg                  Director, The Shaw Group, Inc.;
Age: 69                           and Director and Vice Chairman,
Board Member                      Aegis Insurance Services, Ltd. (a
                                  mutual fund insurance company in
                                  Bermuda); Board Member, Nations
                                  Funds Family (11 registered
                                  investment companies)
Thomas F. Keller                  Director, Wendy's International,
Age: 70                           Inc. (restaurant operating and
Board Member                      franchising); Director, Dimon,
                                  Inc. (tobacco); and Director,
                                  Biogen, Inc. (pharmaceutical
                                  biotechnology); Board Member,
                                  Nations Funds Family (11
                                  registered investment companies)
Carl E. Mundy, Jr.                Director -- Shering-Plough
Age: 66                           (pharmaceuticals and health care
Board Member                      products); General Dynamics
                                  Corporation (defense systems);
                                  Board Member, Nations Funds
                                  Family (7 registered investment
                                  companies)

Dr. Cornelius J. Pings            Director, Farmers Group, Inc.
Age: 73                           (insurance company); Board
Board Member                      Member, Nations Funds Family (7
                                  registered investment companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

     NAME, AGE AND POSITION         TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
       WITH THE COMPANIES          LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
--------------------------------------------------------------------------------------------------------------------
Charles B. Walker                  Indefinite term;        Vice Chairman and Chief Financial            91
Age: 63                            Board Member since      Officer -- Albemarle Corporation
Board Member                       1985                    (chemical manufacturing)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III              Indefinite term;        Director, President and                      91
Age: 65                            Board Member since      Treasurer, Saunders & Benson,
Board Member                       1985                    Inc. (insurance)
James B. Sommers                   Indefinite term;        Retired                                      91
Age: 63                            Board Member since
Board Member                       1997
A. Max Walker                      Indefinite term;        Independent Financial Consultant             95
Age: 80                            Board Member since
President, Chairman of the         inception
Boards and Board Member
Thomas S. Word, Jr.                Indefinite term;        Partner -- McGuire, Woods, Battle            91
Age: 63                            Board Member since      & Boothe LLP (law firm)
Board Member                       1985
OTHER OFFICERS
Richard H. Blank, Jr.              Indefinite term;        Senior Vice President since 1998,            N/A
Age: 44                            Secretary since 1993    and Vice President from 1994 to
Stephens Inc.                      and Treasurer since     1998 -- Mutual Fund Services,
111 Center Street                  1998                    Stephens Inc.; Secretary since
Little Rock, AR 72201                                      September 1993 and Treasurer
Secretary and Treasurer                                    since November 1998 -- Nations
                                                           Funds Family (7 other registered
                                                           investment companies)

     NAME, AGE AND POSITION
       WITH THE COMPANIES             OTHER DIRECTORSHIPS HELD
--------------------------------  ---------------------------------
Charles B. Walker                 Director -- Ethyl Corporation
Age: 63                           (chemical manufacturing); Board
Board Member                      Member, Nations Funds Family (7
                                  registered investment companies)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III             Director, Insurance Managers Inc.
Age: 65                           (insurance); Board Member,
Board Member                      Nations Funds Family (7
                                  registered investment companies)
James B. Sommers                  Chairman -- Central Piedmont
Age: 63                           Community College Foundation;
Board Member                      Director, Board of Commissioners,
                                  Charlotte/Mecklenberg Hospital
                                  Authority; Trustee, Central
                                  Piedmont Community College, Mint
                                  Museum of Art; Board Member,
                                  Nations Funds Family (7
                                  registered investment companies)
A. Max Walker                     President, Chairman and Board
Age: 80                           Member, Nations Funds Family (7
President, Chairman of the        registered investment companies)
Boards and Board Member           Chairman and Board Member,
                                  Nations Funds Family (4
                                  registered investment companies)
Thomas S. Word, Jr.               Director -- Vaughan-Bassett
Age: 63                           Furniture Company, Inc.
Board Member                      (furniture); Board Member,
                                  Nations Funds Family (7
                                  registered investment companies)
OTHER OFFICERS
Richard H. Blank, Jr.             N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201
Secretary and Treasurer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Companies.

More information about the Board Members is available in the Statement of Additional Information, which is available at no charge from Nations Funds.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio Annual Report
                                                              MARCH 31, 2002

The following pages should be read in conjunction with Nations Marsico Growth & Income, Nations Blue Chip and Nations Marsico Focused Equities Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 95.1%
            AEROSPACE AND DEFENSE -- 7.8%
 101,992    Embraer Aircraft Corporation, ADR(a).....................   $  2,058
 192,855    General Dynamics Corporation.............................     18,119
 364,218    Lockheed Martin Corporation..............................     20,972
                                                                        --------
                                                                          41,149
                                                                        --------
            AIRLINES -- 4.1%
 188,480    Ryanair Holdings plc, ADR!!(a)...........................      5,656
 139,818    SkyWest, Inc.............................................      3,486
 650,017    Southwest Airlines Company...............................     12,578
                                                                        --------
                                                                          21,720
                                                                        --------
            AUTOMOTIVE -- 6.7%
 449,076    Bayerische Motoren Werke (BMW) AG!!......................     17,903
 285,274    General Motors Corporation(a)............................     17,245
                                                                        --------
                                                                          35,148
                                                                        --------
            BEVERAGES -- 4.6%
  89,058    Anheuser-Busch Companies, Inc............................      4,649
 115,934    Heineken NV..............................................      4,723
 282,924    PepsiCo, Inc.............................................     14,571
                                                                        --------
                                                                          23,943
                                                                        --------
            COMMERCIAL BANKING -- 5.1%
 414,028    Citigroup Inc............................................     20,503
 191,702    Washington Mutual, Inc. .................................      6,351
                                                                        --------
                                                                          26,854
                                                                        --------
            COMMERCIAL SERVICES -- 1.4%
  79,272    Omnicom Group Inc.(a)....................................      7,483
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
 151,242    Dell Computer Corporation!!..............................      3,949
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 8.5%
 198,676    Fannie Mae...............................................     15,870
 292,744    USA Education Inc........................................     28,631
                                                                        --------
                                                                          44,501
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 4.6%
 231,617    Costco Wholesale Corporation!!(a)........................      9,223
 242,138    Wal-Mart Stores, Inc.....................................     14,841
                                                                        --------
                                                                          24,064
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 0.7%
  53,892    Capital One Financial Corporation(a).....................      3,441
                                                                        --------
            FOOD PRODUCTS -- 3.9%
 301,174    Kraft Foods, Inc.........................................     11,641
 155,586    Unilever NV, NY Shares...................................      8,837
                                                                        --------
                                                                          20,478
                                                                        --------
            HEALTH SERVICES -- 11.3%
  81,874    Quest Diagnostics Inc.!!.................................      6,783
 404,578    Tenet Healthcare Corporation!!...........................     27,114
 341,930    UnitedHealth Group Inc...................................     26,130
                                                                        --------
                                                                          60,027
                                                                        --------

                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 2.8%
 106,960    D.R. Horton, Inc.!!(a)...................................   $  4,032
 116,724    Lennar Corporation(a)....................................      6,159
 102,858    M.D.C. Holdings, Inc.(a).................................      4,443
                                                                        --------
                                                                          14,634
                                                                        --------
            INSURANCE -- 1.4%
 375,358    Travelers Property Casualty Corporation, Class A!!.......      7,507
                                                                        --------
            INVESTMENT SERVICES -- 5.8%
 100,218    Goldman Sachs Group, Inc.(a).............................      9,045
 279,838    Lehman Brothers Holdings Inc.............................     18,088
  53,561    Northern Trust Corporation...............................      3,220
                                                                        --------
                                                                          30,353
                                                                        --------
            LODGING AND RECREATION -- 2.9%
 173,262    Four Seasons Hotels Inc.(a)..............................      9,231
 169,360    MGM Mirage Inc.!!(a)                                           6,136
                                                                        --------
                                                                          15,367
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 4.5%
  72,258    Baxter International Inc.................................      4,301
  54,634    InterMune Inc.!!(a)......................................      1,643
 272,662    Johnson & Johnson........................................     17,709
                                                                        --------
                                                                          23,653
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
  46,041    L-3 Communications Holdings, Inc.!!(a)...................      5,157
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
 158,628    FedEx Corporation!!......................................      9,216
  21,084    Union Pacific Corporation................................      1,310
                                                                        --------
                                                                          10,526
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
  67,437    Equity Office Properties Trust...........................      2,022
                                                                        --------
            SOFTWARE -- 4.4%
 249,259    Microsoft Corporation!!..................................     15,033
 242,284    Siebel Systems, Inc.!!(a)................................      7,901
                                                                        --------
                                                                          22,934
                                                                        --------
            SPECIALTY STORES -- 10.4%
 155,126    Bed Bath & Beyond Inc.!!.................................      5,236
 423,855    Home Depot, Inc..........................................     20,603
 306,806    Lowe's Companies, Inc....................................     13,343
 447,348    Tiffany & Company........................................     15,903
                                                                        --------
                                                                          55,085
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost $426,785)........................................    499,995
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 216

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 0.1%
              (Cost $537)
            HOUSING AND FURNISHING -- 0.1%
 $   550    M.D.C. Holdings, Inc., 8.375% 02/01/08...................   $    561
                                                                        --------

 SHARES
---------
            PREFERRED STOCKS -- 1.2%
              (Cost $5,195)
            AUTOMOTIVE -- 1.2%
  14,364    Porsche AG(a)............................................      6,529
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            SHORT TERM INVESTMENTS -- 2.8%
              (Cost $14,900)
            FEDERAL HOME LOAN BANK (FHLB) -- 2.8%
 $14,900    Discount note 04/01/02...................................     14,899
                                                                        --------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 14.5%
              (Cost $76,107)
  76,107    Nations Cash Reserves,
              Capital Class Shares#..................................   $ 76,107
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $523,524*)................................  113.7%   598,091
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (13.7)%
            Cash.....................................................   $    266
            Receivable for investment securities sold................      6,671
            Dividends receivable.....................................        205
            Interest receivable......................................         16
            Collateral on securities loaned..........................    (76,010)
            Investment advisory fee payable..........................       (333)
            Administration fee payable...............................        (44)
            Payable for investment securities purchased..............     (2,951)
            Accrued Trustees' fees and expenses......................        (30)
            Accrued expenses and other liabilities...................        (44)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (72,254)
                                                                        --------
            NET ASSETS........................................  100.0%  $525,837
                                                                        ========

---------------

 *Federal Income Tax Information: Net unrealized appreciation of $73,531 on investment securities was comprised of gross appreciation of $80,253 and gross depreciation of $6,722 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $524,560.

 !!
  Non-income producing security.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $68,950 and $73,840, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 5). The portion that represents cash collateral is $76,010.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            COMMON STOCKS -- 99.1%
            AEROSPACE AND DEFENSE -- 3.6%
 134,300    Boeing Company............................................   $  6,480
  37,650    General Dynamics Corporation..............................      3,537
 100,775    Lockheed Martin Corporation...............................      5,803
 123,850    United Technologies Corporation...........................      9,189
                                                                         --------
                                                                           25,009
                                                                         --------
            AIRLINES -- 0.7%
 195,000    AMR Corporation!!.........................................      5,150
                                                                         --------
            APPAREL AND TEXTILES -- 0.2%
  28,525    Nike, Inc., Class B(a)....................................      1,712
                                                                         --------
            AUTOMOTIVE -- 1.3%
  35,525    General Motors Corporation(a).............................      2,147
 150,000    Lear Corporation!!........................................      7,140
                                                                         --------
                                                                            9,287
                                                                         --------
            BEVERAGES -- 2.9%
  56,550    Anheuser-Busch Companies, Inc. ...........................      2,952
 111,275    Coca-Cola Company.........................................      5,815
 227,870    PepsiCo, Inc. ............................................     11,735
                                                                         --------
                                                                           20,502
                                                                         --------
            BROADCASTING AND CABLE -- 3.3%
 357,650    AOL Time Warner Inc.!!....................................      8,459
 209,000    Cablevision Systems Corporation Class A!!(a)..............      7,106
  36,300    Cox Communications, Inc., Class A!!(a)....................      1,366
 121,200    Viacom Inc., Class B!!....................................      5,862
                                                                         --------
                                                                           22,793
                                                                         --------
            COMMERCIAL BANKING -- 3.9%
 400,350    Citigroup Inc. ...........................................     19,825
 191,475    Wachovia Corporation......................................      7,100
                                                                         --------
                                                                           26,925
                                                                         --------
            COMMERCIAL SERVICES -- 1.2%
 156,625    Cendant Corporation!!(a)..................................      3,007
 164,925    Interpublic Group of Companies, Inc.(a)...................      5,654
                                                                         --------
                                                                            8,661
                                                                         --------
            COMPUTER SERVICES -- 3.1%
 185,000    Automatic Data Processing, Inc. ..........................     10,779
 322,000    Concord EFS, Inc.!!(a) ...................................     10,707
                                                                         --------
                                                                           21,486
                                                                         --------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.3%
 313,350    Dell Computer Corporation!!...............................      8,182
 474,107    EMC Corporation!!.........................................      5,651
 179,175    International Business Machines Corporation...............     18,634
 500,000    Sun Microsystems, Inc.!!..................................      4,410
                                                                         --------
                                                                           36,877
                                                                         --------
            CONSUMER CREDIT AND MORTGAGES -- 6.3%
 121,750    Fannie Mae................................................      9,725
 228,100    Household International, Inc.(a)..........................     12,956

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
 185,175    MBNA Corporation..........................................   $  7,142
 142,900    USA Education Inc. .......................................     13,976
                                                                         --------
                                                                           43,799
                                                                         --------
            DEPARTMENT AND DISCOUNT STORES -- 6.3%
  50,325    Kohl's Corporation!!......................................      3,581
 233,725    Sears, Roebuck and Company................................     11,983
 200,000    Target Corporation........................................      8,624
 318,425    Wal-Mart Stores, Inc. ....................................     19,516
                                                                         --------
                                                                           43,704
                                                                         --------
            DIVERSIFIED MANUFACTURING -- 4.5%
 618,825    General Electric Company..................................     23,175
 210,000    Honeywell International Inc. .............................      8,037
                                                                         --------
                                                                           31,212
                                                                         --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.3%
  39,625    Pinnacle West Capital Corporation.........................      1,797
                                                                         --------
            ELECTRIC POWER -- NUCLEAR -- 2.7%
  58,800    American Electric Power Company, Inc.(a)..................      2,710
  62,900    DTE Energy Company(a).....................................      2,862
 171,525    Duke Energy Corporation(a)................................      6,484
  35,150    FirstEnergy Corporation(a)................................      1,215
  88,250    FPL Group, Inc. ..........................................      5,255
                                                                         --------
                                                                           18,526
                                                                         --------
            EXPLORATION AND PRODUCTION -- 0.5%
  61,225    Anadarko Petroleum Corporation(a).........................      3,456
                                                                         --------
            FOOD PRODUCTS -- 1.1%
  76,800    ConAgra Foods, Inc. ......................................      1,862
  43,700    General Mills, Inc. ......................................      2,135
  50,425    Kellogg Company...........................................      1,693
  34,000    Unilever NV, NY Shares....................................      1,931
                                                                         --------
                                                                            7,621
                                                                         --------
            HEALTH SERVICES -- 1.3%
  58,025    Tenet Healthcare Corporation!!............................      3,889
  65,625    UnitedHealth Group Inc. ..................................      5,015
                                                                         --------
                                                                            8,904
                                                                         --------
            HOUSEHOLD PRODUCTS -- 2.5%
  44,575    Avon Products, Inc.(a)....................................      2,421
  36,800    Kimberly-Clark Corporation................................      2,379
 121,500    Procter & Gamble Company..................................     10,947
  37,875    The Clorox Company(a).....................................      1,652
                                                                         --------
                                                                           17,399
                                                                         --------
            HOUSING AND FURNISHING -- 1.4%
  35,925    Centex Corporation(a).....................................      1,866
 230,000    Masco Corporation(a)......................................      6,313
  17,325    Whirlpool Corporation.....................................      1,309
                                                                         --------
                                                                            9,488
                                                                         --------
            INSURANCE -- 1.9%
 183,474    American International Group, Inc. .......................     13,236
                                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 218

NATIONS MASTER INVESTMENT TRUST

Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            INTEGRATED OIL -- 6.3%
 105,000    BP Amoco plc, ADR.........................................   $  5,576
 121,709    ChevronTexaco Corporation.................................     10,987
 467,304    Exxon Mobil Corporation...................................     20,481
 133,300    Royal Dutch Petroleum Company.............................      7,241
                                                                         --------
                                                                           44,285
                                                                         --------
            INVESTMENT SERVICES -- 2.3%
 152,100    Merrill Lynch & Company, Inc. ............................      8,424
 131,625    Morgan Stanley Dean Witter & Company......................      7,543
                                                                         --------
                                                                           15,967
                                                                         --------
            LODGING AND RECREATION -- 2.3%
  43,425    Harley-Davidson, Inc.(a)..................................      2,394
 300,000    Starwood Hotels & Resorts Worldwide, Inc. ................     11,283
  36,600    Tricon Global Restaurants, Inc.!!.........................      2,151
                                                                         --------
                                                                           15,828
                                                                         --------
            MEDICAL DEVICES AND SUPPLIES -- 5.5%
 133,850    Abbott Laboratories.......................................      7,041
 125,000    Baxter International Inc. ................................      7,440
 264,200    Johnson & Johnson(a)......................................     17,159
 142,525    Medtronic, Inc. ..........................................      6,444
                                                                         --------
                                                                           38,084
                                                                         --------
            NATURAL GAS DISTRIBUTION -- 0.1%
  15,142    El Paso Corporation.......................................        667
                                                                         --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.6%
 472,600    Cisco Systems, Inc.!!.....................................      8,001
  90,800    QUALCOMM Inc.!!...........................................      3,418
                                                                         --------
                                                                           11,419
                                                                         --------
            PHARMACEUTICALS -- 10.0%
 112,250    Amgen Inc.!!(a)...........................................      6,699
  75,575    Eli Lilly and Company.....................................      5,759
 141,150    Genentech, Inc.!!(a)......................................      7,121
 142,250    Merck & Company, Inc. ....................................      8,191
 600,250    Pfizer Inc. ..............................................     23,855
 237,000    Pharmacia Corporation.....................................     10,684
 103,200    Schering-Plough Corporation...............................      3,230
  66,675    Wyeth.....................................................      4,377
                                                                         --------
                                                                           69,916
                                                                         --------

                                                                          VALUE
 SHARES                                                                   (000)
---------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 1.0%
 104,400    McGraw-Hill Companies, Inc. ..............................   $  7,125
                                                                         --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
  67,175    Canadian National Railway Company(a)......................      3,357
  26,875    FedEx Corporation!!.......................................      1,561
                                                                         --------
                                                                            4,918
                                                                         --------
            SEMICONDUCTORS -- 2.3%
 321,150    Intel Corporation.........................................      9,766
  75,825    Linear Technology Corporation(a)..........................      3,353
  83,650    Texas Instruments Inc. ...................................      2,769
                                                                         --------
                                                                           15,888
                                                                         --------
            SOFTWARE -- 4.5%
 439,600    Microsoft Corporation!!...................................     26,512
 369,850    Oracle Corporation!!......................................      4,734
                                                                         --------
                                                                           31,246
                                                                         --------
            SPECIALTY STORES -- 3.7%
 225,000    Circuit City Stores - Circuit City Group..................      4,059
 288,875    Home Depot, Inc. .........................................     14,042
  99,400    Lowe's Companies, Inc. ...................................      4,323
 175,000    Staples, Inc.!!...........................................      3,495
                                                                         --------
                                                                           25,919
                                                                         --------
            TELECOMMUNICATIONS SERVICES -- 3.1%
 153,325    AT&T Corporation..........................................      2,407
 291,550    AT&T Wireless Services Inc.!!(a)..........................      2,609
 270,076    SBC Communications Inc. ..................................     10,112
 145,741    Verizon Communications Inc. ..............................      6,653
                                                                         --------
                                                                           21,781
                                                                         --------
            TOBACCO -- 1.4%
 180,475    Philip Morris Companies Inc. .............................      9,506
                                                                         --------
            TOTAL COMMON STOCKS
              (Cost $586,880).........................................    690,093
                                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                   VALUE
 (000)                                                                    (000)
---------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 14.2%
              (Cost $98,533)
  98,533    Nations Cash Reserves, Capital Class Shares#..............   $ 98,533
                                                                         --------
            TOTAL INVESTMENTS
              (Cost $685,413*)................................   113.3%   788,626
                                                                         --------
            OTHER ASSETS AND LIABILITIES (NET)................   (13.3)%
            Cash......................................................   $     84
            Dividends receivable......................................        559
            Interest receivable.......................................          6
            Collateral on securities loaned...........................    (83,453)
            Investment advisory fee payable...........................       (387)
            Administration fee payable................................        (30)
            Payable for investment securities purchased...............     (9,045)
            Accrued Trustees' fees and expenses.......................        (32)
            Accrued expenses and other liabilities....................        (40)
                                                                         --------
            Total other assets and liabilities (net)..................    (92,338)
                                                                         --------
            NET ASSETS........................................   100.0%  $696,288
                                                                         ========

---------------

 *Federal Income Tax Information: Net unrealized appreciation of $99,905 on investment securities was comprised of gross appreciation of $120,210 and gross depreciation of $20,305 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $688,721.

 !!
  Non-income producing security.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $75,606 and $80,749, respectively.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 5). The portion that represents cash collateral is $83,453.

ABBREVIATION:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 220

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            COMMON STOCKS -- 97.5%
            AEROSPACE AND DEFENSE -- 9.6%
  635,877   General Dynamics Corporation.............................   $   59,741
1,872,110   Lockheed Martin Corporation..............................      107,796
                                                                        ----------
                                                                           167,537
                                                                        ----------
            AIRLINES -- 2.9%
2,603,854   Southwest Airlines Company(a)............................       50,385
                                                                        ----------
            AUTOMOTIVE -- 9.9%
2,651,844   Bayerische Motoren Werke
              (BMW) AG!!(a)..........................................      105,722
1,100,348   General Motors Corporation(a)............................       66,516
                                                                        ----------
                                                                           172,238
                                                                        ----------
            BEVERAGES -- 4.5%
  516,131   Anheuser-Busch Companies, Inc. ..........................       26,942
1,016,574   PepsiCo, Inc. ...........................................       52,354
                                                                        ----------
                                                                            79,296
                                                                        ----------
            COMMERCIAL BANKING -- 4.5%
1,574,348   Citigroup Inc. ..........................................       77,962
                                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
  497,570   Dell Computer Corporation!!..............................       12,992
                                                                        ----------
            CONSUMER CREDIT AND MORTGAGES -- 8.2%
  665,922   Fannie Mae...............................................       53,194
  917,942   USA Education Inc. ......................................       89,775
                                                                        ----------
                                                                           142,969
                                                                        ----------
            DEPARTMENT AND DISCOUNT STORES -- 4.9%
  763,684   Costco Wholesale Corporation!!(a)........................       30,410
  896,740   Wal-Mart Stores, Inc. ...................................       54,961
                                                                        ----------
                                                                            85,371
                                                                        ----------
            HEALTH SERVICES -- 16.6%
  428,146   Quest Diagnostics Inc.!!.................................       35,472
2,031,568   Tenet Healthcare Corporation!!(a)........................      136,155
1,570,888   UnitedHealth Group Inc.(a)...............................      120,047
                                                                        ----------
                                                                           291,674
                                                                        ----------
            HOUSING AND FURNISHING -- 1.4%
  459,398   Lennar Corporation(a)....................................       24,238
                                                                        ----------

                                                                          VALUE
 SHARES                                                                   (000)
----------------------------------------------------------------------------------
            INSURANCE -- 0.0%+
   19,000   Travelers Property Casualty Corporation, Class A!!.......   $      380
                                                                        ----------
            INVESTMENT SERVICES -- 7.4%
  491,110   Goldman Sachs Group, Inc.(a).............................       44,323
1,321,470   Lehman Brothers Holdings Inc.(a).........................       85,419
                                                                        ----------
                                                                           129,742
                                                                        ----------
            LODGING AND RECREATION -- 2.3%
  761,471   Four Seasons Hotels Inc.(a)..............................       40,571
                                                                        ----------
            MEDICAL DEVICES AND SUPPLIES -- 5.6%
  239,542   Baxter International Inc. ...............................       14,258
1,274,442   Johnson & Johnson........................................       82,775
                                                                        ----------
                                                                            97,033
                                                                        ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
  417,310   FedEx Corporation!!......................................       24,246
                                                                        ----------
            SOFTWARE -- 5.0%
  820,793   Microsoft Corporation!!..................................       49,502
1,146,672   Siebel Systems, Inc.!!(a)................................       37,393
                                                                        ----------
                                                                            86,895
                                                                        ----------
            SPECIALTY STORES -- 12.6%
1,473,780   Home Depot, Inc. ........................................       71,640
1,003,956   Lowe's Companies, Inc. ..................................       43,662
2,972,123   Tiffany & Company(a).....................................      105,659
                                                                        ----------
                                                                           220,961
                                                                        ----------
            TOTAL COMMON STOCKS
              (Cost $1,458,316)......................................    1,704,490
                                                                        ----------
            PREFERRED STOCKS -- 1.4%
              (Cost $19,596)
            AUTOMOTIVE -- 1.4%
   52,458   Porsche AG(a)............................................       23,842
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 25.2% (Cost $440,901)
  440,901   Nations Cash Reserves, Capital Class Shares#.............   $  440,901
                                                                        ----------
            TOTAL INVESTMENTS
              (Cost $1,918,813*)..............................  124.1%   2,169,233
                                                                        ----------
            OTHER ASSETS AND LIABILITIES (NET)................  (24.1)%
            Cash.....................................................   $    3,735
            Receivable for investment securities sold................       35,593
            Dividends receivable.....................................          233
            Interest receivable......................................           44
            Collateral on securities loaned..........................     (440,901)
            Investment advisory fee payable..........................       (1,099)
            Administration fee payable...............................         (147)
            Payable for investment securities purchased..............      (19,052)
            Accrued Trustees' fees and expenses......................          (31)
            Accrued expenses and other liabilities...................          (57)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (421,682)
                                                                        ----------
            NET ASSETS........................................  100.0%  $1,747,551
                                                                        ==========

---------------

 *Federal Income Tax Information: Net unrealized appreciation of $246,636 on investment securities was comprised of gross appreciation of $258,593 and gross depreciation of $11,957 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $1,922,597.

 !!Non-income producing security.

 +Amount represents less than 0.1%.

(a)All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $407,767 and $421,931, respectively.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 5). The portion that represents cash collateral is $440,901.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 222

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                                   GROWTH &                              FOCUSED
                                                                    INCOME           BLUE CHIP           EQUITIES
                                                                    MASTER             MASTER             MASTER
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12, $23 and
  $14, respectively)........................................    $        3,115     $        9,500     $        9,892
Dividend income from affiliated funds.......................                19                475                144
Interest....................................................               514                 64              3,153
Securities lending..........................................                87                 93                328
                                                                --------------     --------------     --------------
    Total investment income.................................             3,735             10,132             13,517
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             3,755              4,955             13,056
Administration fee..........................................               501                381              1,741
Custodian fees..............................................                43                 72                133
Legal and audit fees........................................                30                 30                 28
Trustees' fees and expenses.................................                28                 28                 28
Interest expense............................................                --*                --*                --*
Other.......................................................                 5                  5                  9
                                                                --------------     --------------     --------------
    Total expenses..........................................             4,362              5,471             14,995
Fees reduced by credits allowed by the custodian............                (1)                (1)               (49)
                                                                --------------     --------------     --------------
    Net expenses............................................             4,361              5,470             14,946
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME.......................................              (626)             4,662             (1,429)
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................           (79,449)           (51,566)          (260,648)
  Futures contracts.........................................                --             (2,823)                --
  Foreign currency and net other assets.....................               (17)                --                (63)
                                                                --------------     --------------     --------------
Net realized gain/(loss) on investments.....................           (79,466)           (54,389)          (260,711)
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 7).......................................            77,647             25,167            314,554
  Futures contracts.........................................                --                195                 --
  Foreign currency and net other assets.....................                --*                --                 (4)
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            77,647             25,362            314,550
Net realized and unrealized gain/(loss) on investments......            (1,819)           (29,027)            53,839
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       (2,445)    $      (24,365)    $       52,410
                                                                ==============     ==============     ==============

---------------
* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS

                                        GROWTH & INCOME                                                    FOCUSED EQUITIES
                                       MASTER PORTFOLIO             BLUE CHIP MASTER PORTFOLIO             MASTER PORTFOLIO
                                 -----------------------------     -----------------------------     ----------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                   3/31/02          3/31/01          3/31/02          3/31/01          3/31/02         3/31/01
                                 ------------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income........    $       (626)    $      1,253     $      4,662     $      4,445     $     (1,429)   $      3,858
Net realized gain/(loss) on
  investments................         (79,466)         (55,082)         (54,389)          (5,087)        (260,711)       (262,984)
Net change in unrealized
  appreciation/(depreciation)
  of investments.............          77,647         (165,087)          25,362         (233,487)         314,550        (577,214)
                                 ------------     ------------     ------------     ------------     ------------    ------------
Net increase/(decrease) in
  net assets resulting from
  operations.................          (2,445)        (218,916)         (24,365)        (234,129)          52,410        (836,340)
Contributions................         185,042          336,334           86,776          139,235          389,119       1,235,706
Withdrawals..................        (186,810)        (216,867)        (148,373)        (169,959)        (506,240)       (850,270)
                                 ------------     ------------     ------------     ------------     ------------    ------------
Net increase/(decrease) in
  net assets.................          (4,213)         (99,449)         (85,962)        (264,853)         (64,711)       (450,904)
NET ASSETS:
Beginning of period..........         530,050          629,499          782,250        1,047,103        1,812,262       2,263,166
                                 ------------     ------------     ------------     ------------     ------------    ------------
End of period................    $    525,837     $    530,050     $    696,288     $    782,250     $  1,747,551    $  1,812,262
                                 ============     ============     ============     ============     ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 224

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS

                                                                                                   WITHOUT
                                                                                                   WAIVERS
                                                                                                AND/OR EXPENSE
                                                                                                REIMBURSEMENTS
                                                                                                --------------
                                                       RATIO OF     RATIO OF NET                   RATIO OF
                                                      OPERATING      INVESTMENT                   OPERATING
                                                       EXPENSES    INCOME/ (LOSS)   PORTFOLIO    EXPENSES TO
                                             TOTAL    TO AVERAGE     TO AVERAGE     TURNOVER       AVERAGE
                                            RETURN@   NET ASSETS     NET ASSETS       RATE        NET ASSETS
                                            ------------------------------------------------------------------
GROWTH & INCOME MASTER PORTFOLIO:
Year ended 3/31/2002......................   (0.53)%     0.87%(d)(e)   (0.13)%         114%          0.87%(d)(e)
Year ended 3/31/2001......................      --       0.86(d)        0.20           113           0.86(d)
Period ended 3/31/2000(a).................      --       0.86+(d)      (0.04)+          60           0.86+(d)
BLUE CHIP MASTER PORTFOLIO:
Year ended 3/31/2002......................   (2.88)%     0.72%(d)(e)    0.61%           86%          0.72%(d)(e)
Year ended 3/31/2001......................      --       0.71(d)        0.46            59           0.71(d)
Period ended 3/31/2000....................      --       0.73+(d)       0.40+           47           0.73+(d)
Period ended 5/14/1999(b).................      --       0.61+          0.65+           19           0.61
Year ended 2/28/1999(b)...................      --       0.62           0.85            57           0.62
Year ended 2/28/1998(b)...................      --       0.65           1.11            67           1.06
Year ended 2/28/1997(b)...................      --       0.62           1.62            91           1.34
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2002......................    3.50%      0.86%(d)(e)   (0.08)%         129%          0.86%(d)(e)
Year ended 3/31/2001......................      --       0.86(d)(e)     0.17           134           0.86(d)
Period ended 3/31/2000(c).................      --       0.84+(d)      (0.07)+          84           0.84+(d)

---------------

 + Annualized

(a)Growth & Income Master Portfolio commenced operations on October 8, 1999.

(b)Represents financial information for the Pacific Horizon Blue Chip Portfolio, which was reorganized into Blue Chip Master Portfolio on May 21, 1999.

(c)Focused Equities Master Portfolio commenced operations on October 8, 1999.

(d)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 @ Total return for the Portfolio has been calculated based on the total return for the Feeder Fund adjusted for the applicable Feeder Fund expenses as set out in the Notes to financial statements.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2002, the Master Trust offered eleven separate portfolios. These financial statements pertain only to Nations Marsico Growth & Income Master Portfolio, Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2002:

Growth & Income Master Portfolio:
Nations Marsico Growth & Income Fund..........  98.1%
Nations Marsico Growth & Income Fund
  (Offshore)..................................   1.5%
Banc of America Capital Management Funds I --
  Growth & Income Fund........................   0.4%
Blue Chip Master Portfolio:
Nations Blue Chip Fund........................  95.0%
Nations Blue Chip Fund (Offshore).............   5.0%
Focused Equities Master Portfolio:
Nations Marsico Focused Equities Fund.........  98.6%
Nations Marsico Focused Equities Fund
  (Offshore)..................................   1.0%
Banc of America Capital Management Funds I --
  Focused Equities Fund.......................   0.4%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each

NATIONS MASTER INVESTMENT TRUST
investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                               ANNUAL
                                                RATE
                                               ------
Growth & Income Master Portfolio.............   0.75%
Blue Chip Master Portfolio...................   0.65%
Focused Equities Master Portfolio............   0.75%

The Master Trust has, on behalf of the Growth & Income and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Master Portfolio's average daily net assets.

Effective January 1, 2002, the Master Trust has, on behalf of the Blue Chip Master Portfolio, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Master Portfolio's average daily net assets.

Prior to January 1, 2002, the Master Trust had, on behalf of the Blue Chip Master Portfolio, entered into a sub-advisory agreement with BA Advisors and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which Chicago Equity was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of the Master Portfolio's average daily net assets.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Master Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Blue Chip Master Portfolio's average daily net assets and 0.10% of the Growth & Income and Focused Equities Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BA Advisors. For the year ended March 31, 2002, BA Advisors earned 0.10%, 0.05%, and 0.10%, respectively, from the average daily net assets of the Growth & Income, Blue Chip and Focused Equities Master Portfolios for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2002, expenses of the Master Portfolios were reduced by $50,530 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

For the year ended March 31, 2002, Growth & Income Master Portfolio and Focused Equities Master Portfolio paid commissions of $74,933 and $332,812, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America or BA Advisors, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the

NATIONS MASTER INVESTMENT TRUST
participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. The Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Growth & Income Master
  Portfolio.................  $  554,603    $  523,855
Blue Chip Master
  Portfolio.................     633,000       685,383
Focused Equities Master
  Portfolio.................   2,066,236     2,000,851

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2002 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Growth & Income Master
  Portfolio.....................  $ 42,965     $ 27,053
Blue Chip Master Portfolio......     3,852        4,251
Focused Equities Master
  Portfolio.....................   109,343      120,901

4.  LINES OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2002, there were no loans outstanding under this Agreement. For the year ended March 31, 2002, borrowings by the Master Portfolios under the Agreement were as follows:

                                    AVERAGE
                                    AMOUNT       AVERAGE
                                  OUTSTANDING    INTEREST
PORTFOLIO                            (000)         RATE
---------------------------------------------------------
Growth & Income Master
  Portfolio.....................      $ 1          5.01%
Blue Chip Master Portfolio......       18          2.52
Focused Equities Master
  Portfolio.....................       23          2.31

The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Master Portfolios had securities on loan:

                            MARKET VALUE OF     MARKET VALUE
                           LOANED SECURITIES    OF COLLATERAL
                                 (000)              (000)
                           ----------------------------------
Growth & Income Master
  Portfolio..............       $ 73,840          $ 76,010
Blue Chip Master
  Portfolio..............         80,749            83,453
Focused Equities Master
  Portfolio..............        359,751           440,901

NATIONS MASTER INVESTMENT TRUST

6.  SUBSEQUENT EVENTS

On October 10, 2001, the Board of Trustees of the Blue Chip Master Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization (the "Reorganization") into a newly created Strategic Growth Master Portfolio. On March 27, 2002, the interestholders of the Blue Chip Master Portfolio approved the Reorganization. The Reorganization occurred and the Portfolio ceased operations on May 10, 2002. The Strategic Growth Master Portfolio acquired all of the assets and liabilities of the Portfolio in exchange for interests of equal value in the newly created Strategic Growth Master Portfolio. The principal effect of this Reorganization was to transfer the Portfolio's investments into an investment portfolio with the objective, principal investment strategies and risks of the Strategic Growth Master Portfolio and its corresponding feeder fund, the Strategic Growth Fund.

Prior to the Reorganization, Strategic Growth Fund was a stand-alone fund, which invested directly in securities. Blue Chip Fund was a feeder fund that invested its net assets in the Portfolio. As part of the Reorganization, Blue Chip Fund reorganized into Strategic Growth Fund and Strategic Growth Fund became a feeder fund that invests all of its net assets in Strategic Growth Master Portfolio.

On November 28, 2001, the Board of Trustees approved a name change for Nations Marsico Growth & Income Master Portfolio. Effective May 10, 2002, the Portfolio became known as Nations Marsico Growth Master Portfolio. Additionally, the Portfolio no longer invests at least 25% of its assets in securities that are believed to have income potential.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio, (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 6, effective May 10, 2002, Nations Blue Chip Master Portfolio completed a reorganization pursuant to which all of its assets were acquired and liabilities assumed in exchange for shares of equal value of the acquiring fund and ceased operations.

PricewaterhouseCoopers LLP
New York, New York
May 17, 2002

THE NATIONS FUNDS FAMILY OF FUNDS


Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund(1)
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund(2)
Nations Government Reserves
Nations Treasury Fund(3)
Nations Treasury Reserves
Nations Tax Exempt Fund(4)
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)(5)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


STOCK FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund(6)
Nations Aggressive Growth Fund(7)
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund(8)
Nations Asset Allocation Fund
Nations Equity Income Fund(9)

VALUE FUNDS
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

1 Effective May 10, 2002, the fund reorganized into Nations Cash Reserves.
2 Effective May 10, 2002, the fund reorganized into Nations Government Reserves. 3 Effective May 10, 2002, the fund reorganized into Nations Treasury Reserves.
4 Effective May 10, 2002, the fund reorganized into Nations Tax-Exempt Reserves. 5 Effective May 10, 2002, these funds, excluding CA and FL, reorganized into a corresponding intermediate municipal bond fund of the same state which has substantially similar investment objectives and principal investment strategies.
6 Effective May 10, 2002, the fund's name changed to Nations Marsico Growth Fund which better reflects the fund's investment objective and strategies.
7 Effective May 10, 2002, the fund reorganized into Nations Capital Growth Fund. 8 Effective May 10, 2002, the fund reorganized into Nations Strategic Growth
  Fund.
9 Effective May 10, 2002, the fund reorganized into Nations Convertible
  Securities Fund.



STOCKAR
220635 (04/02)